File No. 33-11351
                                                Rule 497(e)

GROWTH & INCOME FUND (formerly named SteinRoe Prime Equities) seeks to provide both growth of capital and current income.

TOTAL RETURN FUND seeks to obtain current income and capital appreciation in order to achieve maximum total return consistent with reasonable investment risk through investment in a combination of equity, convertible, and fixed income securities.

GROWTH STOCK FUND seeks long-term capital appreciation by investing in common stock and other equity-type securities.

SPECIAL FUND seeks capital appreciation by investing in securities that are considered to have limited downside risk relative to their potential for above-average growth, including securities of undervalued, underfollowed, or out-of-favor companies.

SPECIAL VENTURE FUND seeks long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of entrepreneurially managed companies. The Fund emphasizes investments in financially strong small and medium-sized companies, based principally on management appraisal and stock valuation.

CAPITAL OPPORTUNITIES FUND seeks long-term capital appreciation by investing in aggressive growth companies.

Each Fund is a "no-load" fund. There are no sales or redemption charges, and the Funds have no 12b-1 plans. The Funds are series of the STEIN ROE INVESTMENT TRUST.

This prospectus contains information you should know before investing in the Funds. Please read it carefully and retain it for future reference.

A Statement of Additional Information dated February 1, 1996, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. The Statement of Additional Information and the most recent financial statements may be obtained without charge by writing to the Secretary at the address shown on the back cover or by calling 800-338-2550.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this prospectus is February 1, 1996.

TABLE OF CONTENTS

                                          Page
Summary ....................................2
Fee Table  .................................6
Financial Highlights .......................8
The Funds .................................16
How the Funds Invest ......................16
  Growth & Income Fund.....................16
  Total Return Fund........................17
  Growth Stock Fund........................17
  Special Fund.............................17
  Special Venture Fund.....................18
  Capital Opportunities Fund...............19
Portfolio Investments and Strategies ......19
Restrictions on the Funds' Investments.....23
Risks and Investment Considerations........24
How to Purchase Shares ....................26
  By Check ................................27
  By Wire..................................27
  By Electronic Transfer ..................27
  By Exchange .............................28
  Purchase Price and Effective Date .......28
  Conditions of Purchase ..................28
  Purchases Through Third Parties..........28
How to Redeem Shares ......................28
  By Written Request ......................28
  By Exchange .............................29
  Special Redemption Privileges ...........29
  General Redemption Policies .............31
Shareholder Services ......................33
Net Asset Value ...........................35
Distributions and Income Taxes ............36
Investment Return .........................38
Management of the Funds ...................38
Organization and Description of Shares.....42
Certificate of Authorization...............43

SUMMARY


The mutual funds described in this prospectus are series of the Stein Roe Investment Trust, an open-end diversified management investment company. Each Fund is a "no-load" fund. There are no sales or redemption charges. (See The Funds and Organization and Description of Shares.) This prospectus is not a solicitation in any jurisdiction in which the Funds are not registered for sale.


INVESTMENT OBJECTIVES AND POLICIES. GROWTH & INCOME FUND seeks to provide both growth of capital and current income. It is designed for investors seeking a diversified portfolio of securities that offers the opportunity for long-term growth of capital while also providing a steady stream of income. In seeking to meet this objective, the Fund invests primarily in well-established companies whose common stocks are believed to have both the potential to appreciate in value and to pay dividends to shareholders.

TOTAL RETURN FUND seeks current income and capital appreciation in order to achieve maximum total return consistent with reasonable investment risk through investment in a combination of equity, fixed income, and convertible securities. There are no limitations on the amount of the Fund's assets that may be allocated to the various types of securities. Generally, the equity portion of the Fund's portfolio will be invested in common stocks that the Adviser believes to have long-term growth possibilities. With respect to the fixed income portion of the portfolio, emphasis is placed on acquiring investment grade securities. Securities in the fourth highest grade may have speculative characteristics.


GROWTH STOCK FUND seeks long-term capital appreciation by normally investing at least 65% of its total assets in common stocks and other equity-type securities that the Adviser believes to have long-term appreciation possibilities.


SPECIAL FUND invests in securities selected for possible capital appreciation. Particular emphasis is placed on securities that are considered to have limited downside risk relative to their potential for above-average growth--including securities of undervalued, underfollowed or out-of-favor companies, and companies that are low-cost producers of goods or services, financially strong, or run by well-respected managers. The Fund's investments may include securities of seasoned, established companies that appear to have appreciation potential, as well as securities of relatively small, new companies; securities with limited marketability; new issues of securities; securities of companies that, in the Adviser's opinion, will benefit from management change, new technology, new product or service development, or change in demand; and other securities that the Adviser believes have capital appreciation possibilities.

SPECIAL VENTURE FUND seeks long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of entrepreneurially managed companies that the Adviser
believes represent special opportunities.   The Fund emphasizes
investments in financially strong small and medium-sized companies, based principally on management appraisal and stock valuation.

CAPITAL OPPORTUNITIES FUND seeks long-term capital appreciation by investing in aggressive growth companies. An aggressive growth company, in general, is one that appears to have the ability to increase its earnings at an above-average rate. These may include securities of smaller emerging companies as well as securities of well-seasoned companies of any size that offer strong earnings growth potential. Such companies may benefit from new products or services, technological developments, or changes in management.

There can be no guarantee that the Funds will achieve their investment objectives. Please see How the Funds Invest and Portfolio Investments and Strategies for further information.

INVESTMENT RISKS. Growth & Income Fund is designed for long-term investors who desire to participate in the stock market with moderate investment risk while seeking to limit market volatility. Total Return Fund is designed for long-term investors who can accept the fluctuations in portfolio value and other risks associated with seeking long-term capital appreciation through investments in securities. Growth Stock Fund and Special Fund are designed for long-term investors who desire to participate in the stock market with more investment risk and volatility than the stock market in general, but with less investment risk and volatility than aggressive capital appreciation funds. Special Venture Fund is designed for long-term investors who want greater return potential than is available from the stock market in general, and who are willing to tolerate the greater investment risk and market volatility associated with investments in small and medium-sized companies. Capital Opportunities Fund is an aggressive growth fund and is designed for long-term investors who can accept the fluctuations in portfolio value and other risks associated with seeking long-term capital appreciation through investments in common stocks.

Since the Funds may invest in foreign securities, investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities involves certain considerations involving both risks and opportunities not typically associated with investing in U.S. securities. Such risks include fluctuations in foreign currency exchange rates, possible imposition of exchange controls, less complete financial information, political instability, less liquidity, and greater price volatility.

Please see How the Funds Invest, Portfolio Investments and
Strategies, and Risks and Investment Considerations for further information.

PURCHASES. The minimum initial investment for each Fund is $2,500, and additional investments must be at least $100 (only $50 for purchases by electronic transfer). Shares may be purchased by check, by bank wire, by electronic transfer, or by exchange from another Stein Roe Fund. For more detailed information, see How to Purchase Shares.

REDEMPTIONS. For information on redeeming Fund shares, including the special redemption privileges, see How to Redeem Shares.

NET ASSET VALUE. The purchase and redemption price of a Fund's shares is its net asset value per share. The net asset value is determined as of the close of trading on the New York Stock Exchange. (For more detailed information, see Net Asset Value.)

DISTRIBUTIONS. Dividends for Growth & Income Fund and Total Return Fund are normally declared and paid quarterly, and dividends for the other Funds are normally declared and paid annually. Distributions will be reinvested into your Fund account unless you elect to have them paid in cash, deposited by electronic transfer into your bank checking account, or invested in another Stein Roe Fund account. (See Distributions and Income Taxes and Shareholder Services.)

ADVISER AND FEES.  Stein Roe & Farnham Incorporated (the
"Adviser") provides administrative, management, and investment advisory services to the Funds. For a description of the Adviser and the fees paid by the Funds, see Management of the Funds.

If you have any additional questions about the Funds, please feel free to discuss them with an account representative by calling
800-338-2550.

FEE TABLE

                                 Growth &   Total    Growth            Special  Capital
                                 Income     Return   Stock    Special  Venture  Opportunities
                                  Fund      Fund     Fund     Fund     Fund     Fund
                                 -------   --------  -----    -------  -------  -------------
SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases    None     None     None     None     None      None
Sales Load Imposed on
  Reinvested Dividends             None     None     None     None     None      None
Deferred Sales Load                None     None     None     None     None      None
Redemption Fees*                   None     None     None     None     None      None
Exchange Fees                      None     None     None     None     None      None
ANNUAL FUND OPERATING EXPENSES
 (after expense reimbursement in
 the case of Special Venture
 Fund; as a percentage of average
 net assets)
Management and Administrative
 Fees (after expense reimbursement
 in the case of Special Venture
 Fund)                             0.75%    0.70%    0.75%    0.84%    0.48%     0.90%
12b-1 Fees                         None     None     None     None     None      None
Other Expenses                     0.40%    0.37%    0.33%    0.32%    0.77%     0.35%
                                   -----    -----    -----    -----    -----     -----
Total Fund Operating Expenses
 (after expense reimbursement in
 the case of Special Venture Fund) 1.15%    1.07%    1.08%    1.16%    1.25%     1.25%
                                   -----    -----    -----    -----    -----     -----
                                   -----    -----    -----    -----    -----     -----

--------------
*There is a $3.50 charge for wiring redemption proceeds to your bank.


EXAMPLES. You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; and (2) redemption at the end of each time period:

                          1 year  3 years  5 years  10 years
                          ------  -------  -------- ---------
Growth & Income Fund       $12      $37      $63     $140
Total Return Fund           11      34        59      131
Growth Stock Fund           11      34        60      132
Special Fund                12      37        64      142
Special Venture Fund        13      40        69      151
Capital Opportunities Fund  13      40        69      151

The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in a Fund. The Funds' transfer agency fees were changed effective May 1, 1995, and changes in management and administrative fees became effective on September 1, 1995, for all Funds except Special Venture Fund. The above table illustrates expenses that would have been borne by investors in the last fiscal year assuming that the fee changes had been in effect for the entire year; in the case, of Special Venture Fund, which had less than one year of operation for the reporting period, the expenses have been adjusted for the transfer agency fee increase and annualized.

From time to time, the Adviser may voluntarily absorb certain expenses of a Fund. The Adviser has agreed to voluntarily waive its management fee and absorb the expenses of Special Venture Fund to the extent that such fees and expenses on an annualized basis exceed 1.25% of its annual average net assets through January 31, 1997, subject to earlier termination by the Adviser on 30 days' notice. Any such absorption will temporarily lower the Fund's overall expense ratio and increase its overall return to investors. Absent such expense undertaking, Management and Administrative Fees and Total Fund Operating Expenses for Special Venture Fund would have been 0.90% and 1.67%, respectively. (Also see Management of the Funds--Fees and Expenses.)

For purposes of the Examples above, the figures assume that the percentage amounts listed for the respective Funds under Annual Fund Operating Expenses remain the same in each of the periods; that all income dividends and capital gain distributions are reinvested in additional Fund shares; and that, for purposes of management fee breakpoints, net assets remain at the same level as in the most recently completed fiscal year.

The figures in the Examples are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Examples and Fee Table is useful in reviewing the Funds' expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods.

FINANCIAL HIGHLIGHTS

The tables below reflect the results of operations of the Funds on a per-share basis for the periods shown. Information for periods after December 31, 1987, for Total Return Fund and the tables for the other Funds have been audited by Arthur Andersen LLP, independent public accountants. All of the auditors' reports were unqualified. These tables should be read in conjunction with the respective Fund's financial statements and notes thereto. The Funds' annual report, which may be obtained from the Trust without charge upon request, contains additional performance information.

TOTAL RETURN FUND

                                                    Nine
                                                    Months
                               Years Ended          Ended
                               December 31,        Sept. 30,                     Years Ended September 30,
                          1985     1986     1987     1988     1989     1990      1991      1992      1993     1994       1995
                         ------   ------   ------   ------   ------   ------    ------    ------    ------   ------     ------
NET ASSET VALUE,
 BEGINNING OF PERIOD     $21.37   $25.04   $25.07   $22.25   $22.66   $25.41    $21.68    $26.08    $26.91   $27.57     $25.78
                         ------   ------   ------   ------   ------   ------    ------    ------    ------   ------     ------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income      1.41     1.33     1.32     0.97     1.37     1.28      1.32      1.31      1.26     1.15       1.33
Net realized and
 unrealized gains
 (losses) on investments   3.87     2.75    (1.06)    0.45     3.10    (2.92)     4.85      1.48      2.37    (1.06)      2.22
                         ------   ------   ------   ------   ------   ------    ------    ------    ------   ------     ------
  Total from investment
   operations              5.28     4.08     0.26     1.42     4.47    (1.64)     6.17      2.79      3.63     0.09       3.55
                         ------   ------   ------   ------   ------   ------    ------    ------    ------   ------     ------
DISTRIBUTIONS
Net investment income     (1.42)   (1.35)   (1.63)   (0.90)   (1.34)   (1.36)    (1.26)    (1.34)    (1.30)    (1.17)    (1.23)
Net realized capital
 gains                    (0.19)   (2.70)   (1.45)   (0.11)   (0.38)   (0.73)    (0.51)    (0.62)    (1.67)    (0.71)    (0.28)
                         ------   ------   ------   ------   ------   ------    ------    ------    ------   ------     ------
  Total distributions     (1.61)   (4.05)   (3.08)   (1.01)   (1.72)   (2.09)    (1.77)    (1.96)    (2.97)    (1.88)    (1.51)
                         ------   ------   ------   ------   ------   ------    ------    ------    ------   ------     ------
NET ASSET VALUE,
 END OF PERIOD           $25.04   $25.07   $22.25   $22.66   $25.41   $21.68    $26.08    $26.91    $27.57    $25.78    $27.82
                         ------   ------   ------   ------   ------   ------    ------    ------    ------   ------     ------
                         ------   ------   ------   ------   ------   ------    ------    ------    ------   ------     ------
Ratio of expenses to
 average net assets       0.77%    0.79%    0.80%   *0.87%    0.90%    0.88%     0.87%     0.85%     0.81%     0.83%     0.87%
Ratio of net investment
 income to average net
 assets                   6.30%    5.21%    5.12%   *5.68%    5.83%    5.36%     5.50%     4.94%     4.69%     4.53%     5.14%
Portfolio turnover rate    100%     108%      86%      85%      93%      75%       71%       59%       53%       29%       45%
Total return             25.78%   17.11%    0.74%    6.51%   20.76%   (6.86%)   29.67%    11.13%    14.57%     0.36%    14.49%
Net assets, end of
 period (000 omitted)  $128,676 $149,831 $140,279  134,225 $144,890 $124,592  $150,689  $173,417  $222,292  $229,274  $228,560


GROWTH & INCOME FUND

                      Period Ended
                       Sept. 30,                             Years Ended September 30,
                        1987 (a)    1988      1989      1990      1991     1992       1993      1994      1995
                        -------    ------    ------    ------    ------   ------     ------    ------    ------
NET ASSET VALUE,
 BEGINNING OF PERIOD     $10.00    $10.49    $ 8.88    $11.34    $10.49   $12.27     $13.42    $14.83    $14.54
                         ------    ------    ------    ------    ------   ------     ------    ------    ------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income      0.05      0.17      0.22      0.26      0.26     0.19       0.17      0.18      0.34
Net realized and
 unrealized gains
 (losses) on investments   0.47     (1.64)     2.46     (0.85)     2.17     1.49       2.16      0.40      2.56
                         ------    ------    ------    ------    ------   ------     ------    ------    ------
  Total from investment
   operations              0.52     (1.47)     2.68     (0.59)     2.43     1.68       2.33      0.58      2.90
                         ------    ------    ------    ------    ------   ------     ------    ------    ------
DISTRIBUTIONS
Net investment income     (0.03)    (0.14)    (0.22)    (0.26)    (0.29)   (0.18)     (0.16)    (0.16)    (0.20)
Net realized capital
  gains                      --        --        --        --     (0.36)   (0.35)     (0.76)    (0.71)    (0.59)
                         ------    ------    ------    ------    ------   ------     ------    ------    ------
  Total distributions     (0.03)    (0.14)    (0.22)    (0.26)    (0.65)   (0.53)     (0.92)    (0.87)    (0.79)
                         ------    ------    ------    ------    ------   ------     ------    ------    ------
NET ASSET VALUE,
 END OF PERIOD           $10.49    $ 8.88    $11.34    $10.49    $12.27   $13.42     $14.83    $14.54    $16.65
                         ------    ------    ------    ------    ------   ------     ------    ------    ------
                         ------    ------    ------    ------    ------   ------     ------    ------    ------
Ratio of net expenses
 to average net
 assets (b)              *1.91%     1.47%     1.24%     1.08%     1.00%     0.97%     0.88%     0.90%     0.96%
Ratio of net investment
 income to average net
 assets (c)              *1.43%     2.03%     2.28%     2.40%     2.27%     1.46%     1.23%     1.18%     1.78%
Portfolio turnover rate     32%      105%       63%       51%       48%       40%       50%       85%       70%
Total return              5.20%   (13.90%)   30.63%    (5.25%)   24.12%    14.00%    17.98%     4.03%    21.12%
Net assets, end of
 period (000 omitted)   $22,863   $23,002   $32,562   $43,446   $54,820   $70,724  $100,365  $129,680  $139,539


GROWTH STOCK FUND

                                                         Nine
                                                         Months
                                    Years Ended          Ended
                                    December 31,         Sept. 30,                       Years Ended September 30,
                             1985      1986      1987      1988       1989    1990     1991     1992     1993     1994    1995
                            ------    ------    ------    ------    ------   ------   ------   ------   ------   ------  ------
NET ASSET VALUE,
 BEGINNING OF PERIOD        $14.04    $17.43    $16.97    $14.67    $14.60   $19.05   $17.90   $22.79   $24.65   $24.89  $23.58
                            ------    ------    ------    ------    ------   ------   ------   ------   ------   ------  ------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income         0.31      0.26      0.24      0.19      0.34     0.39     0.33     0.18     0.15     0.13    0.12
Net realized and
 unrealized gains (losses)
 on investments               3.38      2.75      0.46     (0.11)     4.51    (1.17)    5.90     3.01     1.14     0.41    5.60
                            ------    ------    ------    ------    ------   ------   ------   ------   ------   ------  ------
  Total from investment
   operations                 3.69      3.01      0.70      0.08      4.85    (0.78)    6.23     3.19     1.29     0.54    5.72
                            ------    ------    ------    ------    ------   ------   ------   ------   ------   ------  ------
DISTRIBUTIONS
Net investment income        (0.30)    (0.25)    (0.29)    (0.15)    (0.34)   (0.37)   (0.42)   (0.16)   (0.10)   (0.12)  (0.15)
Net realized capital gains      --     (3.22)    (2.71)       --     (0.06)      --    (0.92)   (1.17)   (0.95)   (1.73)  (3.02)
                            ------    ------    ------    ------    ------   ------   ------   ------   ------   ------  ------
  Total distributions        (0.30)    (3.47)    (3.00)    (0.15)    (0.40)   (0.37)   (1.34)   (1.33)   (1.05)   (1.85)  (3.17)
                            ------    ------    ------    ------    ------   ------   ------   ------   ------   ------  ------
NET ASSET VALUE,
 END OF PERIOD              $17.43    $16.97    $14.67    $14.60    $19.05   $17.90   $22.79   $24.65   $24.89   $23.58   $26.13
                            ------    ------    ------    ------    ------   ------   ------   ------   ------   ------  ------
                            ------    ------    ------    ------    ------   ------   ------   ------   ------   ------  ------
Ratio of expenses to
 average net assets          0.67%     0.67%     0.65%    *0.76%     0.77%    0.73%    0.79%    0.92%    0.93%    0.94%    0.99%
Ratio of net investment
 income to average net
 assets                      1.89%     1.34%     1.25%    *1.62%     2.05%    2.03%    1.63%    0.75%    0.59%    0.50%    0.56%
Portfolio turnover rate       114%      137%      143%       84%       47%      40%      34%      23%      29%      27%      36%
Total return                26.35%    16.91%     5.57%     0.54%    33.86%   (4.17%)  36.64%   14.37%    5.09%    2.10%   28.18%
Net assets, end
 of period (000 omitted)  $224,371  $226,604  $232,658  $195,641  $206,476 $206,031 $291,767 $372,758 $373,921 $321,502 $360,336


SPECIAL FUND

                                                    Nine
                                                    Months
                            Years Ended             Ended
                             December 31,          Sept. 30,                      Years Ended September 30,
                        1985     1986      1987      1988     1989      1990      1991      1992      1993        1994       1995
                       ------    ------   ------   ------    ------    ------    ------    ------    ------      ------     ------
NET ASSET VALUE,
 BEGINNING OF PERIOD   $14.88    $18.41   $16.95   $12.83    $15.12    $20.79    $16.64    $19.87    $20.90      $25.04     $23.54
                       ------    ------   ------   ------    ------    ------    ------    ------    ------      ------     ------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income    0.25      0.35     0.23     0.14      0.36      0.42      0.34      0.21      0.17        0.15       0.13
Net realized and
 unrealized gains
 (losses) on investments 4.01      2.33     0.12     2.16      5.58     (2.10)     4.55      1.50      5.31        0.33       3.05
                       ------    ------   ------   ------    ------    ------    ------    ------    ------      ------     ------
  Total from investment
   operations            4.26      2.68     0.35     2.30      5.94     (1.68)     4.89      1.71      5.48        0.48       3.18
                       ------    ------   ------   ------    ------    ------    ------    ------    ------      ------     ------
DISTRIBUTIONS
Net investmentincome    (0.19)    (0.34)   (0.57)   (0.01)    (0.21)    (0.39)    (0.34)    (0.37)    (0.18)      (0.21)     (0.15)
Net realized capital
 gains                  (0.54)    (3.80)   (3.90)      --     (0.06)    (2.08)    (1.32)    (0.31)    (1.16)      (1.77)     (1.31)
                       ------    ------   ------   ------    ------    ------    ------    ------    ------      ------     ------
  Total distributions   (0.73)    (4.14)   (4.47)   (0.01)    (0.27)    (2.47)    (1.66)    (0.68)    (1.34)      (1.98)     (1.46)
                       ------    ------   ------   ------    ------    ------    ------    ------    ------      ------     ------
NET ASSET VALUE,
 END OF PERIOD          $18.41   $16.95   $12.83   $15.12    $20.79    $16.64    $19.87    $20.90    $25.04      $23.54     $25.26
                       ------    ------   ------   ------    ------    ------    ------    ------    ------      ------     ------
                       ------    ------   ------   ------    ------    ------    ------    ------    ------      ------     ------
Ratio of expenses to
 average net assets      0.92%    0.92%    0.96%   *0.99%     0.96%     1.02%     1.04%     0.99%      0.97%      0.96%      1.02%
Ratio of net
 investment income to
 average net assets      2.07%    1.75%    1.32%   *1.31%     2.12%     2.33%     2.11%     0.99%      0.92%      0.91%      0.56%
Portfolio turnoverrate     96%     116%     103%      42%       85%       70%       50%       40%        42%        58%        41%
Total return            29.41%   14.70%    4.27%   17.94%    40.00%    (8.78%)   32.18%     8.96%     27.35%      2.02%     14.60%
Net assets, end of
 period (000 omitted) $278,082 $253,693 $187,997 $224,628  $322,056  $361,065  $587,259  $626,080 $1,076,818 $1,243,885 $1,201,469

SPECIAL VENTURE FUND
                                                      Period Ended
                                                    Sept. 30, 1995 (a)
                                                    ------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $10.00
                                                           ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                        0.01
Net realized and unrealized gains on investments             2.67
                                                           ------
  Total from investment operations                           2.68
                                                           ------
DISTRIBUTIONS
Net investment income                                       (0.03)
Net realized capital gains                                  (0.05)
                                                           ------
  Total distributions                                       (0.08)
                                                           ------
NET ASSET VALUE, END OF PERIOD                             $12.60
                                                           ------
                                                           ------
Ratio of net expenses to average net assets (b)            *1.25%
Ratio of net investment income to average net assets (c)   *0.12%
Portfolio turnover rate                                       84%
Total return                                               26.96%
Net assets, end of period (000 omitted)                   $60,533


CAPITAL OPPORTUNITIES FUND (D)

                                                       Nine
                                                       Months
                                Years Ended            Ended
                                 December 31,          Sept. 30,                      Years Ended September 30,
                          1985      1986      1987      1988      1989      1990     1991      1992      1993      1994     1995
                         ------    ------    ------    ------    ------   ------    ------    ------    ------    ------   ------
NET ASSET VALUE,
 BEGINNING OF PERIOD     $ 9.69    $11.91    $13.38    $10.62    $10.78   $14.58    $ 7.32    $11.00    $11.56    $15.44   15.79
                         ------    ------    ------    ------    ------   ------    ------    ------    ------    ------   ------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income      0.10      0.03      0.03      0.03      0.05     0.06      0.11      0.06      0.01      0.02     0.01
Net realized and
 unrealized gains
 (losses) on investments   2.27      1.97      0.62      0.13      3.86    (4.72)     3.73      0.60      3.91      0.34     5.91
                         ------    ------    ------    ------    ------   ------    ------    ------    ------    ------   ------
  Total from investment
   operations              2.37      2.00      0.65      0.16      3.91    (4.66)     3.84      0.66      3.92      0.36     5.92
                         ------    ------    ------    ------    ------   ------    ------    ------    ------    ------   ------
DISTRIBUTIONS
Net investment income     (0.15)    (0.10)    (0.05)       --     (0.05)   (0.06)    (0.08)    (0.10)    (0.04)    (0.01)   (0.02)
Net realized capital
 gains                       --     (0.43)    (3.36)       --     (0.06)   (2.54)    (0.08)       --        --        --       --
                         ------    ------    ------    ------    ------   ------    ------    ------    ------    ------   ------
 Total distributions      (0.15)    (0.53)    (3.41)       --     (0.11)   (2.60)    (0.16)    (0.10)    (0.04)    (0.01)   (0.02)
                         ------    ------    ------    ------    ------   ------    ------    ------    ------    ------   ------
NET ASSET VALUE,
 END OF PERIOD           $11.91    $13.38    $10.62    $10.78    $14.58   $ 7.32    $11.00    $11.56    $15.44    $15.79   $21.69
                         ------    ------    ------    ------    ------   ------    ------    ------    ------    ------   ------
                         ------    ------    ------    ------    ------   ------    ------    ------    ------    ------   ------
Ratio of expenses to
 average net assets       0.95%     0.95%     0.95%    *1.01%     1.09%    1.14%     1.18%     1.06%     1.06%     0.97%    1.05%
Ratio of net investment
 income to average
 net assets               0.94%     0.19%     0.18%    *0.34%     0.42%    0.43%     1.19%     0.42%     0.09%     0.04%    0.08%
Portfolio turnover rate     90%      116%      133%      164%      245%     171%       69%       46%       55%       46%      60%
Total return             24.58%    16.77%     9.38%     1.51%    36.68%  (37.51%)   53.51%     5.99%    34.01%     2.31%   37.46%
Net assets, end of
 period (000 omitted)  $176,099  $191,415  $171,973  $194,160  $272,805  $86,342  $129,711  $118,726  $153,101  $175,687 $242,381

 *Annualized.
(a) From the commencement of operations: March 23, 1987 for Growth & Income Fund and October 17, 1994 for Special Venture Fund.
(b) If the Funds had paid all of their expenses and there had been no reimbursement by the Adviser, this ratio would have been 2.49% for the period ended September 30, 1987 and 1.09% for the year ended September 30, 1990 for Growth & Income Fund; and 2.87% for the period ended September 30, 1995 for Special Venture Fund.
(c) Computed giving effect to the Adviser's expense limitation undertaking.
(d) For Capital Opportunities Fund, all per share amounts and Average Shares Outstanding During Period on the debt table reflect a two-for-one stock split effective August 25, 1995.
(e) For the periods indicated below, bank borrowing activity was as follows:

             Debt
             outstanding  Average debt    Average shares   Average
             at end of    outstanding     outstanding      debt per
Period       period (in   during period   during period    during
Ended        thousands)   (in thousands)  (in thousands)   period
------------ -----------  ------------   --------------   --------
Total Return
 Fund
  12/31/86       $--            2            5,506        $0.0004
Growth Stock
 Fund
  12/31/85        --            5           13,977         0.0004
  9/30/89         --          124           11,745         0.0106
Special Fund
  12/31/86        --          203           15,251         0.0133
Capital
 Opportunities
 Fund
  12/31/85        --           43           17,050         0.0026
  12/31/86        --           55           13,906         0.0039
  12/31/87        --          292           16,008         0.0183
  9/30/88         --           56           17,206         0.0033
  9/30/89         --          422           16,066         0.0263
  9/30/90         200       1,042           15,944         0.0654

     The Funds had no bank borrowings during any other periods.

THE FUNDS

The mutual funds offered by this prospectus are STEIN ROE GROWTH & INCOME FUND ("Growth & Income Fund"), STEIN ROE TOTAL RETURN FUND ("Total Return Fund"), STEIN ROE GROWTH STOCK FUND ("Growth Stock Fund"), STEIN ROE SPECIAL FUND ("Special Fund"), STEIN ROE SPECIAL VENTURE FUND ("Special Venture Fund"), and STEIN ROE CAPITAL OPPORTUNITIES FUND ("Capital Opportunities Fund") (collectively, the "Funds"). Each of the Funds is a no-load, diversified "mutual fund." Mutual funds sell their own shares to investors and use the money they receive to invest in a portfolio of securities such as common stocks. A mutual fund allows you to pool your money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for you to obtain greater diversification of your investments and simplify your recordkeeping. The Funds do not impose commissions or charges when shares are purchased or redeemed.

The Funds are series of the Stein Roe Investment Trust (the "Trust"), an open-end management investment company, which is authorized to issue shares of beneficial interest in separate series. Each series represents interests in a separate portfolio of securities and other assets, with its own investment objectives and policies.

Stein Roe & Farnham Incorporated (the "Adviser") provides investment advisory, administrative, and bookkeeping and accounting services to the Funds. The Adviser also manages and provides investment advisory services for several other no-load mutual funds with different investment objectives, including equity funds, international funds, taxable and tax-exempt bond funds, and money market funds. To obtain prospectuses and other information on any of those mutual funds, please call 800-338-2550.

HOW THE FUNDS INVEST

The Funds invest as described below. Further information on portfolio investments and strategies may be found under Portfolio
Investments and Strategies in this prospectus and in the Statement of Additional Information.

GROWTH & INCOME FUND.
This Fund's investment objective is to provide both growth of capital and current income. It is designed for investors seeking a diversified portfolio of securities that offers the opportunity for long-term growth of capital while also providing a steady stream of income.

In seeking to meet this objective, the Fund invests primarily in well-established companies whose common stocks are believed to have both the potential to appreciate in value and to pay dividends to shareholders.

Although it may invest in a broad range of securities (including common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, and warrants or rights to purchase common stocks), normally the Fund will emphasize investments in equity securities of companies having market capitalizations in excess of $1 billion. Securities of these well-established companies are believed to be generally less volatile than those of companies with smaller capitalizations because companies with larger capitalizations tend to have experienced management; broad, highly diversified product lines; deep resources; and easy access to credit.

TOTAL RETURN FUND.
This Fund's investment objective is to obtain current income and capital appreciation in order to achieve maximum total return consistent with reasonable investment risk through investment in a combination of equity, fixed income and convertible securities. The percentages of Fund assets invested in various types of securities will vary in accordance with the judgment of the Adviser. There are no limitations on the amount of the Fund's assets that may be allocated to the various types of securities. Generally, the equity portion of the Fund's portfolio will be invested in common stocks that the Adviser believes have long-term growth possibilities. With respect to the fixed income portion of the portfolio, emphasis is placed on acquiring investment grade securities.


GROWTH STOCK FUND.
This Fund's investment objective is long-term capital appreciation, which it attempts to achieve by normally investing at least 65% of its total assets in common stocks and other equity-type securities (such as preferred stocks, securities convertible into or exchangeable for common stocks, and warrants or rights to purchase common stocks) that, in the opinion of the Adviser, have long-term appreciation possibilities.



SPECIAL FUND.
This Fund's investment objective is to invest in securities selected for capital appreciation. Particular emphasis is placed on securities that are considered to have limited downside risk relative to their potential for above-average growth--including securities of undervalued, underfollowed or out-of-favor companies, and companies that are low-cost producers of goods or services, financially strong, or run by well-respected managers.
The Fund may invest in securities of seasoned, established companies that appear to have appreciation potential, as well as securities of relatively small, new companies. In addition, it may invest in securities with limited marketability; new issues of securities; securities of companies that, in the Adviser's opinion, will benefit from management change, new technology, new product or service development, or change in demand; and other securities that the Adviser believes have capital appreciation possibilities. However, the Fund does not currently intend to invest, nor has it invested in the past fiscal year, more than 5% of its net assets in any of these types of securities. Securities of smaller, newer companies may be subject to greater price volatility than securities of larger, well-established companies.
In addition, many smaller companies are less well known to the investing public and may not be as widely followed by the investment community. Although the Fund invests primarily in common stocks, it may also invest in other equity-type securities, including preferred stocks and securities convertible into equity securities.


SPECIAL VENTURE FUND.
This Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and other equity-type securities (such as preferred stocks, securities convertible or exchangeable for common stocks, and warrants or rights to purchase common stocks) of entrepreneurially managed companies that the Adviser believes represent special opportunities. The Fund emphasizes investments in financially strong small and medium-sized companies, based principally on management appraisal and stock valuation. The Adviser considers "small" and "medium-sized" companies to be those with market capitalizations of less than $1 billion and $1 to $3 billion, respectively.

In both its initial and ongoing appraisals of a company's management, the Adviser seeks to know both the principal owners and senior management and to assess their business judgment and strategies through personal visits. The Adviser favors companies whose management has an owner/operator, risk-averse orientation and a demonstrated ability to create wealth for investors. Attractive company characteristics include unit growth, favorable cost structures or competitive positions, and financial strength that enables management to execute business strategies under difficult conditions. A company is attractively valued when its stock can be purchased at a meaningful discount to the value of the underlying business.



CAPITAL OPPORTUNITIES FUND.
This Fund's investment objective is long-term capital appreciation, which it attempts to achieve by investing in selected companies that, in the opinion of the Adviser, offer opportunities for capital appreciation.


The Fund pursues its objective by investing in aggressive growth companies. An aggressive growth company, in general, is one that appears to have the ability to increase its earnings at an above-average rate. These may include securities of smaller emerging companies as well as securities of well-seasoned companies of any size that offer strong earnings growth potential. Such companies may benefit from new products or services, technological developments, or changes in management. Securities of smaller companies may be subject to greater price volatility than securities of larger companies. In addition, many smaller companies are less well known to the investing public and may not be as widely followed by the investment community. Although it invests primarily in common stocks, the Fund may invest in all types of equity securities, including preferred stocks and securities convertible into common stocks.


PORTFOLIO INVESTMENTS AND STRATEGIES


DEBT SECURITIES. In pursuing its investment objective, each Fund may invest in debt securities of corporate and governmental issuers. Investments in debt securities by Growth & Income Fund, Total Return Fund, and Growth Stock Fund are limited to those that are rated within the four highest grades (generally referred to as "investment grade") assigned by a nationally recognized statistical rating organization. Investments in unrated debt securities are limited to those deemed to be of comparable quality by the Adviser. Securities in the fourth highest grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest and repay principal. If the rating of a security held by a Fund is lost or reduced below investment grade, the Fund is not required to dispose of the security--the Adviser will, however, consider that fact in determining whether that Fund should continue to hold the security. Special Venture Fund, Capital Opportunities Fund, and Special Fund may invest up to 35% of their net assets in debt securities, but do not expect to invest more than 5% of their net assets in debt securities that are rated below investment grade.


The risks inherent in debt securities depend primarily on the term and quality of the obligations in a Fund's portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities. Conversely, an increase in rates usually reduces the value of debt securities. Securities that are rated below investment grade are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation, and therefore carry greater investment risk, including the possibility of issuer default and bankruptcy. When the Adviser determines that adverse market or economic conditions exist and considers a temporary defensive position advisable, the Funds may invest without limitation in high-quality fixed income securities or hold assets in cash or cash equivalents.

CONVERTIBLE SECURITIES. By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible, the Adviser will consider substantially the same criteria that would be considered in purchasing the underlying stock. Although convertible securities purchased by a Fund are frequently rated investment grade, the Funds also may purchase unrated securities or securities rated below investment grade if the securities meet the Adviser's other investment criteria. Convertible securities rated below investment grade:

- Tend to be more sensitive to interest rate and economic changes;
- May be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities;
- May be more thinly traded due to the fact that such securities are less well known to investors than either common stock or conventional debt securities. As a result, the Adviser's own investment research and analysis tends to be more important than other factors in the purchase of such securities.

FOREIGN SECURITIES. Each Fund may invest in foreign securities. Other than American Depositary Receipts (ADRs), foreign debt securities denominated in U.S. dollars, and securities guaranteed by a U.S. person, each Fund is limited to investing no more than 25% of its total assets in foreign securities. (See Risks and Investment Considerations.) The Funds may invest in sponsored or unsponsored ADRs. In addition to, or in lieu of, such direct investment, a Fund may construct a synthetic foreign position by
(a) purchasing a debt instrument denominated in one currency, generally U.S. dollars; and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments. In connection with the purchase of foreign securities, the Funds may contract to purchase an amount of foreign currency sufficient to pay the purchase price of the securities at the settlement date. Such a contract involves the risk that the value of the foreign currency may decline relative to the value of the dollar prior to the settlement date--this risk is in addition to the risk that the value of the foreign security purchased may decline. The Funds also may enter into foreign currency contracts as a hedging technique to limit or reduce exposure to currency fluctuations. In addition, the Funds may use options and futures contracts, as described below, to limit or reduce exposure to currency fluctuations.


As of September 30, 1995, the Funds' holdings of foreign companies, as a percentage of net assets, were as follows: Growth & Income Fund, 4.4% (1.5% in foreign securities and 2.9% in ADRs), Total Return Fund, 5.2% (1.0% in foreign securities and 4.2% in
ADRs), Growth Stock Fund, 6.3% (1.2% in foreign securities and 5.1% in ADRs), Special Fund, 7.5% (6.0% in foreign securities and 1.5% in ADRs); Special Venture Fund, 4.9% (4.9% in foreign securities and none in ADRs); and Capital Opportunities Fund, 2.5% (none in foreign securities and 2.5% in ADRs).


LENDING PORTFOLIO SECURITIES; WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. Each Fund may make loans of its portfolio securities to broker-dealers and banks subject to certain restrictions described in the Statement of Additional Information. Each Fund may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons.

PORTFOLIO TURNOVER. Although the Funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time portfolio securities must be held, and the portfolio turnover rate may vary significantly from year to year. Under normal circumstances, Special Venture Fund expects to experience moderate portfolio turnover with an investment time horizon of three to five years, but its portfolio turnover is not expected to exceed 100%. At times, Special Fund and Capital Opportunities Fund may invest for short-term capital appreciation. Flexibility of investment and emphasis on capital appreciation may involve greater portfolio turnover than that of mutual funds that have the objectives of income or maintenance of a balanced investment position. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains and losses. (See Financial Highlights and Distributions and Income Taxes.) Growth Stock Fund, Special Fund, Special Venture Fund, and Capital Opportunities Fund are not intended to be income-producing investments, although they may produce varying amounts of income.

DERIVATIVES. Consistent with its objective, each Fund may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, futures contracts, futures options, securities collateralized by underlying pools of mortgages or other receivables, floating rate instruments, and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. No Fund expects to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.

The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in currency exchange rates, security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.

In seeking to achieve its desired investment objective, provide additional revenue, or to hedge against changes in security prices, interest rates or currency fluctuation, each Fund may: (1) purchase and write both call options and put options on securities, indexes and foreign currencies; (2) enter into interest rate, index and foreign currency futures contracts; (3) write options on such futures contracts; and (4) purchase other types of forward or investment contracts linked to individual securities, indexes or other benchmarks. A Fund may write a call or put option only if the option is covered. As the writer of a covered call option, a Fund foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when a Fund seeks to close out a position. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit.

RESTRICTIONS ON THE FUNDS' INVESTMENTS

No Fund will invest more than 5% of its assets in the securities of any one issuer. This restriction applies only to 75% of a Fund's portfolio, but does not apply to securities of the U.S. Government or repurchase agreements for such securities, and would not prevent a Fund from investing all of its assets in shares of another investment company having the identical investment objective.

No Fund will acquire more than 10% of the outstanding voting securities of any one issuer. Each Fund may, however, invest all of its assets in shares of another investment company having the identical investment objective.

No Fund will borrow money, except as a temporary measure for extraordinary or emergency purposes. In such a case, the aggregate borrowings at any one time--including any reverse repurchase agreements and dollar rolls--may not exceed 33 1/3% of the Fund's total assets (at market). No Fund will purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets.

The Funds may invest in repurchase agreements, /1/ provided that no Fund will invest more than 15% of its net assets in repurchase agreements maturing in more than seven days, and any other illiquid securities.
------------------------
/1/ A repurchase agreement involves a sale of securities to a Fund in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, the Fund could experience both losses and delays in liquidating its collateral.
--------------------------

The policies summarized in the first three paragraphs under this section (except for the first and second paragraphs as they relate to Special Fund) and the policy with respect to concentration of investments in any one industry described under Risks and Investment Considerations are fundamental policies and, as such, can be changed only with the approval of a "majority of the outstanding voting securities" of a Fund as defined in the Investment Company Act of 1940. The Funds' investment objectives are non-fundamental and, as such, may be changed by the Board of Trustees without shareholder approval. Any such change may result in a Fund having an investment objective different from the objective the shareholder considered appropriate at the time of investment in the Fund. All of the investment restrictions are set forth in the Statement of Additional Information.

RISKS AND INVESTMENT CONSIDERATIONS

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. Growth & Income Fund is designed for long-term investors who desire to participate in the stock market with moderate investment risk while seeking to limit market volatility. Total Return Fund is designed for long-term investors who can accept the fluctuations in portfolio value and other risks associated with seeking long-term capital appreciation through investments in securities. Growth Stock Fund and Special
Fund are designed for long-term investors who desire to participate in the stock market with more investment risk and volatility than the stock market in general, but with less investment risk and volatility than aggressive capital appreciation funds. Special Venture Fund is designed for long-term investors who want greater return potential than is available from the stock market in general, and who are willing to tolerate the greater investment risk and market volatility associated with investments in small and medium-sized companies. Capital Opportunities Fund is an aggressive growth fund and is designed for long-term investors who can accept the fluctuations in portfolio value and other risks associated with seeking long-term capital appreciation through investments in common stocks. Of course, there can be no guarantee that a Fund will achieve its objective.

Securities of small and medium-sized companies may be subject to greater price volatility than securities of larger companies and tend to have a lower degree of market liquidity. They also may be more sensitive to changes in economic and business conditions, and may react differently than securities of larger companies. In addition, such companies are less well known to the investing public and may not be as widely followed by the investment community.

Debt securities rated in the fourth highest grade may have some speculative characteristics, and changes in economic conditions or other circumstances may lead to a weakened capacity of the issuers of such securities to make principal and interest payments. Securities rated below investment grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest or repay principal.

Although Growth & Income Fund, Total Return Fund, Special Fund, Special Venture Fund, and Capital Opportunities Fund do not attempt to reduce or limit risk through wide industry diversification of investment, they usually allocate their investments among a number of different industries rather than concentrating in a particular industry or group of industries. Growth Stock Fund seeks to reduce risk by investing in a diversified portfolio, but this does not eliminate all risk. No Fund, however, will invest more than 25% of the total value of its assets (at the time of investment) in the securities of companies in any one industry. (See How the Funds Invest.)

Investment in foreign securities may represent a greater degree of risk (including risk related to exchange rate fluctuations, tax provisions, exchange and currency controls, and expropriation of assets) than investment in securities of domestic issuers. Other risks of foreign investing include less complete financial information on issuers; less market liquidity; more market volatility; less developed and regulated markets; and greater political instability. In addition, various restrictions by foreign governments on investments by non-residents may apply, including imposition of exchange controls and withholding taxes on dividends, and seizure or nationalization of investments owned by non-residents. Foreign investments also tend to involve higher transaction and custody costs.

MASTER FUND/FEEDER FUND OPTION. Rather than invest in securities directly, each Fund may in the future seek to achieve its investment objective by pooling its assets with assets of other mutual funds managed by the Adviser for investment in another investment company having the same investment objective and substantially the same investment policies and restrictions as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce costs. It is expected that any such investment company would be managed by the Adviser in substantially the same manner as the Fund. Shareholders of a Fund will be given at least 30 days' prior notice of any such investment, although they will not be entitled to vote on the action. Such investment would be made only if the Trustees determine it to be in the best interests of the Fund and its shareholders.

HOW TO PURCHASE SHARES

You may purchase shares of any of the Funds by check, by wire, by electronic transfer, or by exchange from your account with another Stein Roe Fund. The initial purchase minimum per Fund account is $2,500; the minimum for Uniform Gifts/Transfers to Minors Act ("UGMA") accounts is $1,000; the minimum for accounts established under an automatic investment plan (i.e., Regular Investments, Dividend Purchase Option, or Automatic Exchange Plan) is $1,000 for regular accounts and $500 for UGMA accounts; and the minimum per account for Stein Roe IRAs is $500. The initial purchase minimum is waived for shareholders who participate in the Stein Roe Counselor [SERVICE MARK] and Stein Roe Counselor Preferred [SERVICE MARK] programs and for clients of the Adviser. Subsequent purchases must be at least $100, or at least $50 if you purchase by electronic transfer. If you wish to purchase shares to be held by a tax-sheltered retirement plan sponsored by the Adviser, you must obtain special forms for those plans. (See Shareholder Services.)

BY CHECK. To make an initial purchase of shares of a Fund by check, please complete and sign the Application and mail it, together with a check made payable to Stein Roe Funds, to P.O. Box 804058, Chicago, Illinois 60680.

You may make subsequent investments by submitting a check along with either the stub from your Fund account confirmation statement or a note indicating the amount of the purchase, your account number, and the name in which your account is registered. Each individual check submitted for purchase must be at least $100, and the Trust generally will not accept cash, drafts, third party checks, or checks drawn on banks outside the United States.
Should an order to purchase shares of a Fund be cancelled because your check does not clear, you will be responsible for any resulting loss incurred by that Fund.

BY WIRE. You also may pay for shares by instructing your bank to wire federal funds (monies of member banks within the Federal Reserve System) to the Funds' custodian bank. Your bank may charge you a fee for sending the wire. If you are opening a new account by wire transfer, you must first telephone the Trust to request an account number and furnish your social security or other tax identification number. Neither the Funds nor the Trust will be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Your bank must include the full name(s) in which your account is registered and your Fund account number, and should address its wire as follows:

State Street Bank & Trust Company
ABA Routing No. 011000028
Boston, Massachusetts
Attention:  Custody
Fund No. ___; Stein Roe _____ Fund
Account of (exact name(s) in registration)
Shareholder Account No. ________

Fund Numbers:
7111--Growth & Income Fund
7105--Total Return Fund
7103--Growth Stock Fund
7106--Special Fund
7125--Special Venture Fund
7104--Capital Opportunities Fund

BY ELECTRONIC TRANSFER. You also may make subsequent investments by an electronic transfer of funds from your bank checking account. Electronic transfer allows you to make purchases at your request ("Special Investments") by calling 800-338-2550 or at pre-scheduled intervals ("Regular Investments"). (See Shareholder Services.) Electronic transfer purchases are subject to a $50 minimum and a $100,000 maximum. You may not open a new account through electronic transfer. Should an order to purchase shares of a Fund be cancelled because your electronic transfer does not clear, you will be responsible for any resulting loss incurred by that Fund.

BY EXCHANGE. You may purchase shares by exchange of shares from another Stein Roe Fund account either by phone (if the Telephone Exchange Privilege has been established on the account from which the exchange is being made), by mail, in person, or automatically at regular intervals (if you have elected Automatic Exchanges). Restrictions apply; please review the information on the Exchange Privilege under How to Redeem Shares--By Exchange.

PURCHASE PRICE AND EFFECTIVE DATE. Each purchase of a Fund's shares is made at that Fund's net asset value (see Net Asset
Value) next determined after receipt of payment as follows:

A purchase by check or wire transfer is made at the net asset value next determined after the Fund receives the check or wire transfer of funds in payment of the purchase.

A purchase by electronic transfer is made at the net asset value next determined after the Fund receives the electronic transfer from your bank. A Special Electronic Transfer Investment order received by telephone on a business day before 2:00 p.m., Central time, is effective on the next business day.

CONDITIONS OF PURCHASE. Each purchase order for a Fund must be accepted by an authorized officer of the Trust in Chicago and is not binding until accepted and entered on the books of that Fund. Once your purchase order has been accepted, you may not cancel or revoke it; you may, however, redeem the shares. The Trust reserves the right not to accept any purchase order that it determines not to be in the best interest of the Trust or of a Fund's shareholders. The Trust also reserves the right to waive or lower its investment minimums for any reason. The Trust does not issue certificates for shares.

PURCHASES THROUGH THIRD PARTIES. You may purchase (or redeem) shares through investment dealers, banks, or other financial institutions. These institutions may charge for their services or place limitations on the extent to which you may use the services offered by the Trust. There are no charges or limitations imposed by the Trust, other than those described in this prospectus, if shares are purchased (or redeemed) directly from the Trust.

Some financial institutions that maintain nominee accounts with the Funds for their clients for whom they hold Fund shares charge an annual fee of up to 0.25% of the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. Such fees are paid by the Adviser.

HOW TO REDEEM SHARES

BY WRITTEN REQUEST. You may redeem all or a portion of your shares of a Fund by submitting a written request in "good order" to the Trust at P.O. Box 804058, Chicago, Illinois 60680. A redemption request will be considered to have been received in good order if the following conditions are satisfied:

(1) The request must be in writing, and must indicate the number of shares or dollar amount to be redeemed and identify the shareholder's account number;
(2) The request must be signed by the shareholder(s) exactly as the shares are registered;
(3) The request must be accompanied by any certificates for the shares, either properly endorsed for transfer, or accompanied by a stock assignment properly endorsed exactly as the shares are registered;
(4) The signatures on either the written redemption request or the certificates (or the accompanying stock power) must be guaranteed (a signature guarantee is not a notarization, but is a widely accepted way to protect you and the Funds by verifying your signature);
(5) Corporations and associations must submit with each request a completed Certificate of Authorization included in this prospectus (or a form of resolution acceptable to the Trust); and
(6) The request must include other supporting legal documents as required from organizations, executors, administrators, trustees, or others acting on accounts not registered in their names.

BY EXCHANGE. You may redeem all or any portion of your Fund shares and use the proceeds to purchase shares of any other Stein Roe Fund offered for sale in your state if your signed, properly completed Application is on file. AN EXCHANGE TRANSACTION IS A SALE AND PURCHASE OF SHARES FOR FEDERAL INCOME TAX PURPOSES AND MAY RESULT IN CAPITAL GAIN OR LOSS. Before exercising the Exchange Privilege, you should obtain the prospectus for the Stein Roe Fund in which you wish to invest and read it carefully. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the Stein Roe Fund being purchased. An exchange may be made by following the redemption procedure described above under By Written Request and indicating the Stein Roe Fund to be purchased--a signature guarantee normally is not required. (See also the discussion below of the Telephone Exchange Privilege and Automatic Exchanges.)

SPECIAL REDEMPTION PRIVILEGES. The Telephone Exchange Privilege and the Telephone Redemption by Check Privilege will be established automatically for you when you open your account unless you decline these Privileges on your Application. Other Privileges must be specifically elected. If you do not want the Telephone Exchange and Redemption Privileges, check the box(es) under the section "Telephone Redemption Options" when completing your Application. In addition, a signature guarantee may be required to establish a Privilege after you open your account. If you establish both the Telephone Redemption by Wire Privilege and the Electronic Transfer Privilege, the bank account that you designate for both Privileges must be the same.

You may not use any of the Special Redemption Privileges if you hold certificates for any of your Fund shares. The Telephone Redemption by Check Privilege, Telephone Redemption by Wire Privilege, and Special Electronic Transfer Redemptions are not available to redeem shares held by a tax-sheltered retirement plan sponsored by the Adviser. (See also General Redemption Policies.)

Telephone Exchange Privilege. You may use the Telephone Exchange Privilege to exchange an amount of $50 or more from your account by calling 800-338-2550 or by sending a telegram; new accounts opened by exchange are subject to the $2,500 initial purchase minimum. GENERALLY, YOU WILL BE LIMITED TO FOUR TELEPHONE EXCHANGE ROUND-TRIPS PER YEAR AND THE FUNDS MAY REFUSE REQUESTS FOR TELEPHONE EXCHANGES IN EXCESS OF FOUR ROUND-TRIPS (A ROUND-TRIP BEING THE EXCHANGE OUT OF A FUND INTO ANOTHER STEIN ROE FUND, AND THEN BACK TO THAT FUND). In addition, the Trust's general redemption policies apply to redemptions of shares by Telephone Exchange. (See General Redemption Policies.)

The Trust reserves the right to suspend or terminate, at any time and without prior notice, the use of the Telephone Exchange Privilege by any person or class of persons. The Trust believes that use of the Telephone Exchange Privilege by investors utilizing market-timing strategies adversely affects the Funds. THEREFORE, THE TRUST GENERALLY WILL NOT HONOR REQUESTS FOR TELEPHONE EXCHANGES BY SHAREHOLDERS IDENTIFIED BY THE TRUST AS "MARKET-TIMERS." Moreover, the Trust reserves the right to suspend, limit, modify, or terminate, at any time and without prior notice, the Telephone Exchange Privilege in its entirety. Because such a step would be taken only if the Board of Trustees believes it would be in the best interests of the Funds, the Trust expects that it would provide shareholders with prior written notice of any such action unless the resulting delay in the suspension, limitation, modification, or termination of the Telephone Exchange Privilege would adversely affect the Funds. IF THE TRUST WERE TO SUSPEND, LIMIT, MODIFY, OR TERMINATE THE TELEPHONE EXCHANGE PRIVILEGE, A SHAREHOLDER EXPECTING TO MAKE A TELEPHONE EXCHANGE MIGHT FIND THAT AN EXCHANGE COULD NOT BE PROCESSED OR THAT THERE MIGHT BE A DELAY IN THE IMPLEMENTATION OF THE EXCHANGE. (See How to Redeem Shares--By Exchange.) During periods of volatile economic and market conditions, you may have difficulty placing your exchange by telephone.

Automatic Exchanges. You may use the Automatic Exchange Privilege to automatically redeem a fixed amount from your Fund account for investment in another Stein Roe Fund account on a regular basis.

Telephone Redemption by Check Privilege. You may use the Telephone Redemption by Check Privilege to redeem an amount of $1,000 or more from your account by calling 800-338-2550. The proceeds will be sent by check to your registered address. The Telephone Redemption by Check Privilege is not available to redeem shares held by a tax-sheltered retirement plan sponsored by the Adviser.


Telephone Redemption by Wire Privilege. You may use this Privilege to redeem shares from your account ($1,000 minimum; $100,000 maximum) by calling 800-338-2550. The proceeds will be transmitted by wire to your account at a commercial bank previously designated by you that is a member of the Federal Reserve System. The fee for wiring proceeds (currently $3.50 per transaction) will be deducted from the amount wired.


Electronic Transfer Privilege. You may redeem shares by calling 800-338-2550 and requesting an electronic transfer ("Special Redemption") of the proceeds to a checking account previously designated by you at a bank that is a member of the Automated Clearing House. You may also request electronic transfers at scheduled intervals ("Automatic Redemptions"--see Shareholder Services). Electronic transfers are subject to a $50 minimum and a $100,000 maximum. A Special Redemption request received by telephone after 2:00 p.m., Central time, is deemed received on the next business day.

GENERAL REDEMPTION POLICIES. You may not cancel or revoke your redemption order once instructions have been received and accepted. The Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. Please telephone the Trust if you have any questions about requirements for a redemption before submitting your request. If you wish to redeem shares held by a tax-sheltered retirement plan sponsored by the Adviser, special procedures of those plans apply to such redemptions. (See Shareholder Services- -Tax-Sheltered Retirement Plans.) The Trust reserves the right to require a properly completed Application before making payment for shares redeemed.

The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. (See Net Asset Value.) Because the redemption price you receive depends upon that Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares and may result in a realized capital gain or loss.

The Trust will generally mail payment for shares redeemed within seven days after proper instructions are received. However, the Trust normally intends to pay proceeds of a Telephone Redemption paid by wire on the next business day. If you attempt to redeem shares within 15 days after they have been purchased by check or electronic transfer, the Trust may delay payment of the redemption proceeds to you until it can verify that payment for the purchase of those shares has been (or will be) collected. To reduce such delays, the Trust recommends that your purchase be made by federal funds wire through your bank.

Generally, you may not use the Exchange Privilege or any Special
Redemption Privilege to redeem shares purchased by check (other than certified or cashiers' checks) or electronic transfer until 15 days after their date of purchase.

The Trust reserves the right to suspend, limit, modify, or terminate, at any time without prior notice, any Privilege or its use in any manner by any person or class.

Neither the Trust, its transfer agent, nor their respective officers, trustees, directors, employees, or agents will be responsible for the authenticity of instructions provided under the Privileges, nor for any loss, liability, cost or expense for acting upon instructions furnished thereunder if they reasonably believe that such instructions are genuine. The Funds employ procedures reasonably designed to confirm that instructions communicated by telephone under any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege are genuine. Use of any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege authorizes the Funds and their transfer agent to tape-record all instructions to redeem. In addition, callers are asked to identify the account number and registration, and may be required to provide other forms of identification. Written confirmations of transactions are mailed promptly to the registered address; a legend on the confirmation requests that the shareholder review the transactions and inform the Fund immediately if there is a problem. If a Fund does not follow reasonable procedures for protecting shareholders against loss on telephone transactions, it may be liable for any losses due to unauthorized or fraudulent instructions.

The Trust reserves the right to redeem shares in any account and send the proceeds to the owner if the shares in the account do not have a value of at least $1,000. A shareholder would be notified that his account is below the minimum and would be allowed 30 days to increase the account before the redemption is processed.

Shares in any account you maintain with a Fund or any of the other Stein Roe Funds may be redeemed to the extent necessary to reimburse any Stein Roe Fund for any loss it sustains that is caused by you (such as losses from uncollected checks and electronic transfers for the purchase of shares, or any Stein Roe Fund liability under the Internal Revenue Code provisions on backup withholding).

SHAREHOLDER SERVICES

REPORTING TO SHAREHOLDERS. You will receive a confirmation statement reflecting each of your purchases and redemptions of shares of a Fund, as well as periodic statements detailing distributions made by that Fund. Shares purchased by reinvestment of dividends, by cross-reinvestment of dividends from another Fund, or through an automatic investment plan will be confirmed to you quarterly. In addition, the Trust will send you semiannual and annual reports showing Fund portfolio holdings and will provide you annually with tax information.

FUNDS-ON-CALL [REGISTERED] 24-HOUR INFORMATION SERVICE. To access the Stein Roe Funds-on-Call [registered] automated telephone service, just call 800-338-2550 on any touch-tone telephone and follow the recorded instructions. Funds-on-Call [registered] provides yields, prices, latest dividends, account balances, last transaction, and other information 24 hours a day, seven days a week.

FUNDS-ON-CALL [REGISTERED] AUTOMATED TELEPHONE TRANSACTIONS. If you have established the Funds-on-Call [registered] transaction privilege (Funds-on-Call [registered] Application will be required), you may initiate Special Investments and Redemptions, Telephone Exchanges, and Telephone Redemptions by Check 24 hours a day, seven days a week by calling 800-338-2550 on a touch-tone telephone. These transactions are subject to the terms and conditions of the individual privileges. (See How to Purchase Shares and How to Redeem Shares.)

STEIN ROE COUNSELOR [SERVICE MARK] PROGRAM. The Stein Roe Counselor [SERVICE MARK] and Stein Roe Counselor Preferred [SERVICE MARK] programs are professional investment advisory services available to shareholders. These programs are designed to provide investment guidance in helping investors to select a portfolio of Stein Roe Funds. The Stein Roe Counselor Preferred [SERVICE MARK] program, which automatically adjusts client portfolios among the Stein Roe Funds, has a fee of up to 1% of assets.

TAX-SHELTERED RETIREMENT PLANS. Booklets describing the following programs and special forms necessary for establishing them are available on request. You may use all of the Stein Roe Funds, except those investing primarily in tax-exempt securities, in these plans. Please read the prospectus for each fund in which you plan to invest before making your investment.

Individual Retirement Accounts ("IRAs") for employed persons and their non-employed spouses.

Prototype Money Purchase Pension and Profit Sharing Plans for self-employed individuals, partnerships, and corporations.

Simplified Employee Pension Plans permitting employers to provide retirement benefits to their employees by utilizing IRAs while minimizing administration and reporting requirements.

SPECIAL SERVICES. The following special services are available to shareholders. Please call 800-338-2550 or write the Trust for additional information and forms.

Dividend Purchase Option--to diversify your Fund investments by having distributions from one Fund account automatically invested in another Stein Roe Fund account. Before establishing this option, you should obtain and read carefully the prospectus of the Stein Roe Fund into which you wish to have your distributions invested. The account from which distributions are made must be of sufficient size to allow each distribution to usually be at least $25. The account into which distributions are to be invested may be opened with an initial investment of only $1,000.

Automatic Dividend Deposit (electronic transfer)--to have income dividends and capital gain distributions deposited directly into your bank checking account.

Telephone Redemption by Check Privilege ($1,000 minimum) and
Telephone Exchange Privilege ($50 minimum)--established automatically when you open your account unless you decline them on your Application. (See How to Redeem Shares--Special
Redemption Privileges.)


Telephone Redemption by Wire Privilege--to redeem shares from your account by phone and have the proceeds transmitted by wire to your checking account ($1,000 minimum; $100,000 maximum).


Special Redemption Option (electronic transfer)--to redeem shares at any time and have the proceeds deposited directly to your bank checking account ($50 minimum; $100,000 maximum).

Regular Investments (electronic transfer)--to purchase Fund shares at regular intervals directly from your bank checking account ($50 minimum; $100,000 maximum).

Special Investments (electronic transfer)--to purchase Fund shares by telephone and pay for them by electronic transfer of funds from your checking account ($50 minimum; $100,000 maximum).

Automatic Exchange Plan--to automatically redeem a fixed dollar amount from your Fund account and invest it in another Stein Roe
Fund account on a regular basis ($50 minimum; $100,000 maximum).

Automatic Redemptions (electronic transfer)--to have a fixed dollar amount redeemed and sent at regular intervals directly to your bank checking account ($50 minimum; $100,000 maximum).

Systematic Withdrawals--to have a fixed dollar amount, declining balance, or fixed percentage of your account redeemed and sent at regular intervals by check to you or another payee.

NET ASSET VALUE

The purchase and redemption price of each Fund's shares is its net asset value per share. The net asset value of a share of each Fund is determined as of the close of trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., Central time) by dividing the difference between the values of the Fund's assets and liabilities by the number of shares outstanding. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value of a Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Central time.

Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the latest bid quotation. Each over-the-counter security for which the last sale price on the day of valuation is available from NASDAQ is valued at that price.
All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation.

Long-term straight-debt obligations are valued at a fair value using a procedure determined in good faith by the Board of Trustees. Pricing services approved by the Board provide valuations (some of which may be "readily available market quotations"). These valuations are reviewed by the Adviser. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the obligation using a method that the Board believes represents fair value. The Board may approve the use of other pricing services and any pricing service used may employ electronic data processing techniques, including a so-called "matrix" system, to determine valuations. Securities convertible into stocks are valued at the latest valuation from a principal market maker. Other assets and securities are valued by a method that the Board believes represents fair value.

DISTRIBUTIONS AND INCOME TAXES

DISTRIBUTIONS. Income dividends for Growth & Income Fund and Total Return Fund are normally declared and paid quarterly; and income dividends for Growth Stock Fund, Special Fund, Special Venture Fund, and Capital Opportunities Fund are normally declared and paid annually. Each Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the twelve-month period ended October 31 in that year. Therefore, an additional dividend may be declared near year end. The Funds intend to distribute any undistributed net investment income and net realized capital gains in the following year.

All of your income dividends and capital gain distributions will be reinvested in additional shares unless you elect to have distributions either (1) paid by check; (2) deposited by electronic transfer into your bank checking account; (3) applied to purchase shares in your account with another Stein Roe Fund; or
(4) applied to purchase shares in a Stein Roe Fund account of another person. (See Shareholder Services.) Reinvestment into the same Fund account normally occurs one business day after the record date. Investment of distributions into another Stein Roe Fund account occurs on the payable date. If you choose to receive your distributions in cash, your distribution check normally will be mailed approximately 15 days after the record date. The Trust reserves the right to reinvest the proceeds and future distributions in additional Fund shares if checks mailed to you for distributions are returned as undeliverable or are not presented for payment within six months.

INCOME TAXES. Your distributions will be taxable to you, under income tax law, whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in January but was declared in the prior calendar year is deemed paid in the prior calendar year.

You will be subject to federal income tax at ordinary rates on income dividends and distributions of net short-term capital gain. Distributions of net long-term capital gain will be taxable to you as long-term capital gain regardless of the length of time you have held your shares.

You will be advised annually as to the source of distributions for tax purposes. If you are not subject to tax on your income, you will not be required to pay tax on these amounts.

If you realize a loss on the sale or exchange of Fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gain distributions you have received with respect to those shares.

For federal income tax purposes, each Fund is treated as a separate taxable entity distinct from the other series of the Trust.

This discussion of taxation is not intended to be a full discussion of income tax laws and their effect on shareholders. You may wish to consult your own tax advisor. The foregoing information applies to U.S. shareholders. Foreign shareholders should consult their tax advisors as to the tax consequences of ownership of Fund shares.

BACKUP WITHHOLDING. The Trust may be required to withhold federal income tax ("backup withholding") from certain payments to you, generally redemption proceeds. Backup withholding may be required if:
- You fail to furnish your properly certified social security or other tax identification number;
- You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income;
- The Internal Revenue Service informs the Trust that your tax identification number is incorrect.

These certifications are contained in the Application that you should complete and return when you open an account. The Funds must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for a Fund to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.

INVESTMENT RETURN

The total return from an investment in a Fund is measured by the distributions received (assuming reinvestment), plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

Comparison of a Fund's total return with alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. Of course, past performance is not necessarily indicative of future results.

MANAGEMENT OF THE FUNDS

TRUSTEES AND ADVISER. The Board of Trustees of the Trust has overall management responsibility for the Trust and the Funds.
See the Statement of Additional Information for the names of and additional information about the trustees and officers. The Funds' Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing the Funds, subject to the direction of the Board of Trustees. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.

The Adviser was organized in 1986 to succeed to the business of Stein Roe & Farnham, a partnership that had advised and managed mutual funds since 1949. The Adviser is a wholly owned subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.


PORTFOLIO MANAGERS.   Robert A. Christensen and Lynn C.
Maddox are co-portfolio managers of Total Return Fund. Mr. Christensen has been portfolio manager since 1981, and Mr. Maddox became co-portfolio manager in 1995. Mr. Christensen is a vice-president of the Trust and a senior vice president of the Adviser, and has been associated with the Adviser since 1962. A chartered investment counselor, he received his B.A. degree from Vanderbilt University in 1955 and M.B.A. from Harvard University in 1962. Mr. Maddox joined the Adviser in 1971 and is a senior vice president. He received a B.S. from the Georgia Institute of Technology in 1964 and an M.B.A. from Indiana University in 1971. As of December 31, 1995, Messrs. Christensen and Maddox were responsible for co-managing $872 and $227 million in mutual fund assets, respectively. William Garrison is associate portfolio manager of Total Return Fund. Mr. Garrison joined the Adviser in 1989. He received his A.B. from Princeton University in 1988.

Mr. Christensen and Daniel K. Cantor have been co-portfolio managers of Growth & Income Fund since 1994 and 1995, respectively. Mr. Cantor is a senior vice president of the Adviser, which he joined in 1985. A chartered financial analyst, he received a B.A. degree from the University of Rochester in 1981 and an M.B.A. from the Wharton School of the University of Pennsylvania in 1985. As of December 31, 1995, Mr. Cantor was responsible for managing $152 million in mutual fund assets.

Growth Stock Fund is managed by Erik P. Gustafson and Harvey
B. Hirschhorn, who became co-managers of the Fund in 1994 and 1995, respectively. Mr. Gustafson is a vice president of the Adviser, having joined it in 1992. From 1989 to 1992 he was an attorney with Fowler, White, Burnett, Hurley, Banick & Strickroot. He holds a B.A. from the University of Virginia
(1985) and M.B.A. and J.D. degrees (1989) from Florida State
University.   Mr. Hirschhorn is executive vice president and
director of research services of the Adviser, which he joined in 1973. He received an A.B. degree from Rutgers College in 1971 and an M.B.A. from the University of Chicago in 1973, and is a chartered financial analyst. Messrs. Gustafson and Hirschhorn were responsible for managing $554 million and $512 million, respectively, in mutual fund assets at December 31, 1995.

Gloria J. Santella and Eric S. Maddix are co-portfolio managers of Capital Opportunities Fund. Ms. Santella has been portfolio manager since October, 1994, and had previously been co-portfolio manager of the Fund since March, 1991. Ms. Santella is a vice-president of the Trust and a senior vice president of the Adviser, having been associated with the Adviser since 1979. She received her B.B.A. from Loyola University in 1979 and M.B.A. from the University of Chicago in 1983. As of December 31, 1995, she managed $332 million in mutual fund assets. Mr. Maddix became co-portfolio manager of the Fund in 1996; he was previously associate portfolio manager of the Fund. Mr. Maddix is a vice president of the Adviser, which he joined in 1987. He received his B.B.A. degree from Iowa State University in 1986 and his M.B.A. from the University of Chicago in 1992.

E. Bruce Dunn and Richard B. Peterson have been co-portfolio managers of Special Fund since 1991 and of Special Venture Fund since its inception in 1994. Each is a vice-president of the Trust and a senior vice president of the Adviser. Mr. Dunn has been associated with the Adviser since 1964. He received his A.B. degree from Yale University in 1956 and his M.B.A. from Harvard University in 1958 and is a chartered investment counselor. Mr. Peterson, who began his investment career at Stein Roe & Farnham in 1965 after graduating with a B.A. from Carleton College in 1962 and the Woodrow Wilson School at Princeton University in 1964 with a Masters in Public Administration, rejoined the Adviser in 1991 after 15 years of equity research and portfolio management experience with State Farm Investment Management Corporation. David P. Brady has been associate portfolio manager of Special Fund since 1995. A vice president of the Adviser and the Trust, Mr. Brady joined the Adviser in 1993, and was an equity investment analyst with State Farm Mutual Automobile Insurance Company from1986 to 1993. As of December 31, 1995, Messrs. Dunn and Peterson were responsible for co-managing $1.3 billion in mutual fund assets.


FEES AND EXPENSES.
In return for its services, the Adviser receives a monthly investment advisory fee from Special Venture Fund, computed and accrued daily, based on an annual rate of .9% of average net assets. The investment advisory agreements relating to the other Funds were replaced on September 1, 1995, with an administrative agreement and a management agreement. Under the terminated advisory agreements, the annual fees, based on average net assets, were: for Growth & Income Fund, .6% of the first $100 million,
 .55% of the next $100 million, and .5% thereafter; for Total Return Fund, .625% of the first $100 million and 0.5 of 1% above that amount; for Growth Stock Fund, .75% of the first $250 million, .70% of the next $250 million, and .60% thereafter; and for Special Fund and Capital Opportunities Fund, .75%. The new fee schedules are as follows:

                        Management      Administrative        Total
Fund                       Fee                  Fee            Fees
---------------------  --------------   --------------   ---------------
Growth & Income Fund, .60% up to $500, .15% up to $500, .75% up to $500,
Growth Stock Fund     .55% next $500,  .125% next $500, .675% next $500,
                    . .50% thereafter  .10% thereafter  .60% thereafter

Total Return Fund     .55% up to $500, .15% up to $500, .70% up to $500
                      .50% next $500,  .125% next $500, .625% next $500,
                      .45% thereafter  .10% thereafter  .55% thereafter

Special Fund;         .75% up to $500, .15% up to $500, .90% up to $500,
Capital Opportunities .70% next $500,  .125% next $500, .825% next $500,
  Fund                .65% next $500,  .10% next $500,  .75% next $500,
                      .60% thereafter  .075% thereafter .675% thereafter


The fees for Special Venture Fund, Special Fund, and Capital Opportunities Fund are higher than those paid by most mutual funds. For the year ended September 30, 1995, the fees for Growth & Income Fund, Growth Stock Fund, Total Return Fund, Special Fund, and Capital Opportunities Fund amounted to .60%, .74%, .57%, .76%, and .75% of average net assets, respectively; and the fee for Special Venture Fund, after the Fund's expense limitation described under Fee Table, amounted to .48% of average net assets.


Under a separate agreement with the Trust, the Adviser provides certain accounting and bookkeeping services to the Funds, including computation of each Fund's net asset value and calculation of its net income and capital gains and losses on disposition of Fund assets.

PORTFOLIO TRANSACTIONS. The Adviser places the orders for the purchase and sale of portfolio securities and options and futures transactions for each Fund. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

TRANSFER AGENT.  SteinRoe Services Inc., One South Wacker Drive,
Chicago, Illinois 60606, a wholly owned subsidiary of Liberty
Financial, is the agent of the Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

DISTRIBUTOR. The shares of each Fund are offered for sale through Liberty Securities Corporation ("Distributor") without any sales commissions or charges to the Funds or to their shareholders. The Distributor is a wholly owned subsidiary of Liberty Financial.
The business address of the Distributor is 600 Atlantic Avenue, Boston, Massachusetts 02210; however, all Fund correspondence (including purchase and redemption orders) should be mailed to the Trust at P.O. Box 804058, Chicago, Illinois 60680. All distribution and promotional expenses are paid by the Adviser, including payments to the Distributor for sales of Fund shares.

CUSTODIAN. State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for the Funds. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)

ORGANIZATION AND DESCRIPTION OF SHARES

The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated January 8, 1987, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, eight series are authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as the Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, the Trust or any particular Fund shall look only to the assets of the Trust or of the respective Fund for payment under such credit, contract or claim, and that the shareholders, Trustees and officers of the Trust shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Trust was unable to meet its obligations.

The risk of a particular Fund incurring financial loss on account of unsatisfied liability of another Fund of the Trust is also believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other Fund was unable to meet its obligations.

CERTIFICATE OF AUTHORIZATION (FOR USE BY CORPORATIONS AND
ASSOCIATIONS ONLY)

A corporation or association must complete this Certificate and submit it with the Fund Application, each written redemption, transfer or exchange request, and each request to terminate or change any of the Privileges or special service elections.

If the entity submitting the Certificate is an association, the word "association" shall be deemed to appear each place the word "corporation" appears. If the officer signing this Certificate is named as an authorized person, another officer must countersign the Certificate. If there is no other officer, the person signing the Certificate must have his signature guaranteed. If you are not sure whether you are required to complete this Certificate, call the office of the Stein Roe Funds, 800-338-2550 toll-free.

The undersigned hereby certifies that he is the duly elected
Secretary of ____________ _____________________________
             (Name of Corporation/Association)

(the "Corporation") and that the following individual(s):


                   Authorized Persons

--------------------------        ----------------------------
Name                              Title

--------------------------        ----------------------------
Name                              Title

--------------------------        ----------------------------
Name                              Title

is (are) duly authorized by resolution or otherwise to act on behalf of the Corporation in connection with the Corporation's ownership of shares of any mutual fund managed by Stein Roe & Farnham Incorporated (individually, the "Fund" and collectively, the "Funds") including, without limitation, furnishing any such Fund and its transfer agent with instructions to transfer or redeem shares of that Fund payable to any person or in any manner, or to redeem shares of that Fund and apply the proceeds of such redemption to purchase shares of another Fund (an "exchange"), and to execute any necessary forms in connection therewith.

Unless a lesser number is specified, all of the Authorized Persons must sign written instructions. Number of signatures required:
________.

If the undersigned is the only person authorized to act on behalf of the Corporation, the undersigned certifies that he is the sole shareholder, director, and officer of the Corporation and that the Corporation's Charter and Bylaws provide that he is the only person authorized to so act.

Unless expressly declined on the Application (or other form acceptable to the Funds), the undersigned further certifies that the Corporation has authorized by resolution or otherwise the establishment of the Telephone Exchange and Telephone Redemption by Check Privileges for the Corporation's account with any Fund offering any such Privilege. If elected on the Application (or other form acceptable to the Funds), the undersigned also certifies that the Corporation has similarly authorized establishment of the Electronic Transfer, Telephone Redemption by Wire, and Check-Writing Privileges for the Corporation's account with any Fund offering said Privileges. The undersigned has further authorized each Fund and its transfer agent to honor any written, telephonic, or telegraphic instructions furnished pursuant to any such Privilege by any person believed by the Fund or its transfer agent or their agents, officers, directors, trustees, or employees to be authorized to act on behalf of the Corporation and agrees that neither the Fund nor its transfer agent, their agents, officers, directors, trustees, or employees will be liable for any loss, liability, cost, or expense for acting upon any such instructions.

These authorizations shall continue in effect until five business days after the Fund and its transfer agent receive written notice from the Corporation of any change.

IN WITNESS WHEREOF, I have hereunto subscribed my name as Secretary and affixed the seal of this Corporation this ____ day of _________________, 19___.

                               -------------------------
                              Secretary
                              -------------------------
                              Signature Guarantee*
                              *Only required if the person signing
                              the Certificate is the only person
                              named as "Authorized Person."
CORPORATE
SEAL
HERE

             [STEIN ROE FUNDS LOGO]

The Stein Roe Funds
Stein Roe Government Reserves Fund
Stein Roe Cash Reserves Fund
Stein Roe Limited Maturity Income Fund
Stein Roe Government Income Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe Municipal Money Market Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Total Return Fund
Stein Roe Growth & Income Fund
Stein Roe Growth Stock Fund
Stein Roe Capital Opportunities Fund
Stein Roe Special Fund
Stein Roe International Fund
Stein Roe Young Investor Fund
Stein Roe Special Venture Fund

P.O. Box 804058
Chicago, Illinois  60680
800-338-2550


In Chicago, visit our Fund Center
at One South Wacker Drive

Liberty Securities Corporation, Distributor
EQ296

INTERNATIONAL FUND

The Fund seeks long-term growth of capital by investing in a diversified portfolio of foreign securities.

The Fund is a "no-load" fund. There are no sales or redemption charges, and the Fund has no 12b-1 plan. The Fund is a series of the STEIN ROE INVESTMENT TRUST.

This prospectus contains information you should know before investing in the Fund. Please read it carefully and retain it for future reference.

A Statement of Additional Information dated February 1, 1996, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. The Statement of Additional Information and most recent financial statements may be obtained without charge by writing to the Secretary at the address shown on the back cover or by calling 800-338-2550.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this prospectus is February 1, 1996.

TABLE OF CONTENTS
Page
Summary..................................2
Fee Table  ..............................4
Financial Highlights.....................5
The Fund ................................6
How the Fund Invests ....................6
Portfolio Investments and Strategies.....7
Restrictions on the Fund's Investments..11
Risks and Investment Considerations.....12
How to Purchase Shares .................14
    By Check ...........................15
    By Wire ............................15
    By Electronic Transfer .............15
    By Exchange ........................16
    Purchase Price and Effective Date ..16
    Conditions of Purchase .............16
    Purchases Through Third Parties.....16
How to Redeem Shares ...................17
    By Written Request .................17
    By Exchange ........................17
    Special Redemption Privileges ......18
    General Redemption Policies ........19
Shareholder Services ...................21
Net Asset Value ........................23
Distributions and Income Taxes .........24
Investment Return ......................26
Management of the Fund .................26
Organization and Description of Shares..28
Certificate of Authorization............29

SUMMARY


The Stein Roe International Fund (the "Fund") is a series of the Stein Roe Investment Trust, an open-end diversified management investment company. The Fund is a "no-load" fund. There are no sales or redemption charges. (See The Fund and Organization and Description of Shares.) This prospectus is not a solicitation in any jurisdiction in which the Fund is not registered for sale.


INVESTMENT OBJECTIVE AND POLICIES. The Fund seeks long-term growth of capital by investing primarily in a diversified portfolio of foreign securities. The Fund invests primarily in equity securities. Under normal market conditions, the Fund will invest at least 65% of its total assets (taken at market value) in foreign securities of at least three countries outside the United States. The Fund diversifies its investments among several countries and does not concentrate investments in any particular industry.

There can be no guarantee that the Fund will achieve its investment objective. Please see How the Fund Invests and Portfolio Investments and Strategies for further information.

INVESTMENT RISKS. The Fund is intended for long-term investors who can accept the risks entailed in investing in foreign securities.

Since the Fund invests primarily in foreign securities, investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities involves certain considerations involving both risks and opportunities not typically associated with investing in U.S. securities. Such risks include fluctuations in exchange rates on foreign currencies, less public information, less government supervision, less liquidity, and greater price volatility.

Please see How the Fund Invests, Portfolio Investments and
Strategies, and Risks and Investment Considerations for further information.

PURCHASES. The minimum initial investment for the Fund is $2,500 and additional investments must be at least $100 (only $50 for purchases by electronic transfer). Shares may be purchased by check, by bank wire, by electronic transfer, or by exchange from another Stein Roe Fund. For more detailed information, see How to Purchase Shares.

REDEMPTIONS. For information on redeeming Fund shares, including the special redemption privileges, see How to Redeem Shares.

NET ASSET VALUE. The purchase and redemption price of the Fund's shares is its net asset value per share. The net asset value is determined as of the close of trading on the New York Stock Exchange. (For more detailed information, see Net Asset Value.)

DISTRIBUTIONS. Dividends for the Fund are normally declared and paid annually. Distributions will be reinvested into your Fund account unless you elect to have them paid in cash, deposited by electronic transfer into your bank checking account, or invested in another Stein Roe Fund account. (See Distributions and Income Taxes and Shareholder Services.)


ADVISER AND FEES.  Stein Roe & Farnham Incorporated (the
"Adviser") provides management and investment advisory services to the Fund. For a description of the Adviser and the advisory fees paid by the Fund, see Management of the Fund.


If you have any additional questions about the Fund, please feel free to discuss them with an account representative by calling
800-338-2550.

FEE TABLE


SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases                    None
Sales Load Imposed on Reinvested Dividends         None
Deferred Sales Load                                None
Redemption Fees                                    None*
Exchange Fees                                      None
ANNUAL FUND OPERATING EXPENSES (as a percentage
  of average net assets)
Management Fees                                    1.00%
12b-1 Fees                                         None
Other Expenses                                     0.65%
                                                   -----
Total Fund Operating Expenses                      1.65%
                                                   -----
                                                   -----
-------------
* There is a $3.50 charge for wiring redemption proceeds to your bank.


EXAMPLE. You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; and (2) redemption at the end of each time period:

              1 year    3 years    5 years    10 years
              ------    -------    -------    ---------
               $17        $52        $90        $195

The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Fund. The table is based on expenses incurred in the last fiscal year, except that it has been adjusted to reflect changes in the Fund's transfer agency services and fees. From time to time, the Adviser may voluntarily absorb certain expenses of the Fund. The Adviser has agreed to voluntarily waive its management fee and absorb the expenses of the Fund to the extent that such fees and expenses on an annualized basis exceed 1.65% of its annual average net assets from May 1, 1995 through January 31, 1997, subject to earlier termination by the Adviser on 30 days' notice. Any such absorption will temporarily lower the Fund's overall expense ratio and increase its overall return to investors. The Fund's expenses were not limited during the period since they did not exceed the limitation. (Also see Management of the Fund--Fees and Expenses.)

For purposes of the Example above, the figures assume that the percentage amounts listed for the Fund under Annual Fund Operating Expenses remain the same in each of the periods and that all income dividends and capital gain distributions are reinvested in additional Fund shares.

The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Example and Fee Table is useful in reviewing the Fund's expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods.

FINANCIAL HIGHLIGHTS

The table below reflects the results of operations of the Fund on a per-share basis for the period shown and has been audited by Arthur Andersen LLP, independent public accountants. The auditors' report was unqualified. The table should be read in conjunction with the Fund's financial statements and notes thereto. The Fund's annual report, which may be obtained from the Trust without charge upon request, contains additional performance information.


                                          Period Ended  Year Ended
                                           Sept. 30,     Sept. 30,
                                           1994 (a)        1995
                                          ------------   ---------
NET ASSET VALUE, BEGINNING OF PERIOD           $10.00     $10.61
                                               ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                            0.03       0.12
Net realized and unrealized gains (losses)
  on investments and foreign currency
  transactions                                   0.58      (0.26)
                                               ------     ------
    Total from investment operations             0.61      (0.14)
                                               ------     ------
DISTRIBUTIONS
Net investment income                              --      (0.05)
Net realized capital gains                         --      (0.17)
                                               ------     ------
    Total distributions                            --      (0.22)
                                               ------     ------
NET ASSET VALUE, END OF PERIOD                 $10.61     $10.25
                                               ------     ------
                                               ------     ------
Ratio of net expenses to average net assets    *1.61%      1.59%
Ratio of net investment income to average
 net assets                                    *0.61%      1.41%
Portfolio turnover rate                           48%        59%
Total return                                    6.10%     (1.28%)
Net assets, end of period (000 omitted)       $74,817    $83,020
-----------
*Annualized.
(a) From commencement of operations on March 1, 1994.

THE FUND

The STEIN ROE INTERNATIONAL FUND (the "Fund") is a no-load, diversified "mutual fund." Mutual funds sell their own shares to investors and use the money they receive to invest in a portfolio of securities such as common stocks. A mutual fund allows you to pool your money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for you to obtain greater diversification of your investments and simplify your recordkeeping. The Fund does not impose commissions or charges when shares are purchased or redeemed.

The Fund is a series of the Stein Roe Investment Trust (the "Trust"), an open-end management investment company, which is authorized to issue shares of beneficial interest in separate series. Each series represents interests in a separate portfolio of securities and other assets, with its own investment objectives and policies.

Stein Roe & Farnham Incorporated (the "Adviser") provides investment advisory, administrative, and bookkeeping and accounting services to the Fund. The Adviser also manages and provides investment advisory services for several other no-load mutual funds with different investment objectives, including equity funds, taxable and tax-exempt bond funds, and money market funds. To obtain prospectuses and other information on any of those mutual funds, please call 800-338-2550.

HOW THE FUND INVESTS

The Fund invests as described below and may also employ investment techniques described under Portfolio Investments and Strategies in this prospectus.

The Fund's investment objective is to seek long-term growth of capital by investing primarily in a diversified portfolio of foreign securities. Current income is not a primary factor in the selection of portfolio securities. The Fund invests primarily in common stocks and other equity-type securities (such as preferred stocks, securities convertible or exchangeable for common stocks, and warrants or rights to purchase common stocks). The Fund may invest in securities of smaller emerging companies as well as securities of well-seasoned companies of any size. Smaller companies, however, involve higher risks in that they typically have limited product lines, markets, and financial or management resources. In addition, the securities of smaller companies may trade less frequently and have greater price fluctuation than larger companies, particularly those operating in countries with developing markets.

The Fund diversifies its investments among several countries and does not concentrate investments in any particular industry. In pursuing its objective, the Fund varies the geographic allocation and types of securities in which it invests based on the Adviser's continuing evaluation of economic, market, and political trends throughout the world. While the Fund has not established limits on geographic asset distribution, it ordinarily invests in the securities markets of at least three countries outside the United States, including but not limited to Western European countries (such as Belgium, France, Germany, Ireland, Italy, The Netherlands, the countries of Scandinavia, Spain, Switzerland, and the United Kingdom); countries in the Pacific Basin (such as Australia, Hong Kong, Japan, Malaysia, the Philippines, Singapore, and Thailand); and countries in the Americas (such as Argentina, Brazil, Chile, and Mexico).

Under normal market conditions, the Fund will invest at least 65% of its total assets (taken at market value) in foreign securities. If, however, investments in foreign securities appear to be relatively unattractive in the judgment of the Adviser because of current or anticipated adverse political or economic conditions, the Fund may hold cash or invest any portion of its assets in securities of the U.S. Government and equity and debt securities of U.S. companies, as a temporary defensive strategy. To meet liquidity needs, the Fund may also hold cash in domestic and foreign currencies and invest in domestic and foreign money market securities (including repurchase agreements and foreign money market positions).

In the past the U.S. Government has from time to time imposed restrictions, through taxation and other methods, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstated, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such an event, the Fund would review its investment objective and policies to determine whether changes are appropriate.

The Fund may purchase foreign securities in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), or other securities representing underlying shares of foreign issuers. The Fund may invest in sponsored or unsponsored ADRs. (For a description of ADRs and EDRs, see the Statement of Additional Information.)

PORTFOLIO INVESTMENTS AND STRATEGIES

DERIVATIVES. Consistent with its objective, the Fund may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, futures contracts, futures options, forward contracts, securities collateralized by underlying pools of mortgages or other receivables, floating rate instruments, and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. The Fund does not expect to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, futures options, and forward contracts.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.

The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in currency exchange rates, security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.

In seeking to achieve its desired investment objective, provide additional revenue, or to hedge against changes in security prices, interest rates or currency fluctuations, the Fund may: (1) purchase and write both call options and put options on securities, indexes and foreign currencies; (2) enter into interest rate, index and foreign currency futures contracts; (3) write options on such futures contracts; and (4) purchase other types of forward or investment contracts linked to individual securities, indexes, or other benchmarks. The Fund may write a call or put option only if the option is covered. As the writer of a covered call option, the Fund foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when the Fund seeks to close out a position. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit.

DEBT SECURITIES. In pursuing its investment objective, the Fund may invest up to 35% of its total assets in debt securities. Investments in debt securities are limited to those that are rated within the four highest grades (generally referred to as "investment grade") assigned by a nationally recognized statistical rating organization. Investments in unrated debt securities are limited to those deemed to be of comparable quality by the Adviser. Securities in the fourth highest grade may possess speculative characteristics. If the rating of a security held by the Fund is lost or reduced below investment grade, the Fund is not required to dispose of the security--the Adviser will, however, consider that fact in determining whether the Fund should continue to hold the security. The risks inherent in debt securities depend primarily on the term and quality of the obligations in the Fund's portfolio, as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities. Conversely, an increase in rates usually reduces the value of debt securities.

SETTLEMENT TRANSACTIONS.   When the Fund enters into a contract
for the purchase or sale of a foreign portfolio security, it usually is required to settle the purchase transaction in the relevant foreign currency or receive the proceeds of the sale in that currency. In either event, the Fund is obliged to acquire or dispose of an appropriate amount of foreign currency by selling or buying an equivalent amount of U.S. dollars. At or near the time of the purchase or sale of the foreign portfolio security, the Fund may wish to lock in the U.S. dollar value of a transaction at the exchange rate or rates then prevailing between the U.S. dollar and the currency in which the security is denominated. Known as "transaction hedging," this may be accomplished by purchasing or selling such foreign securities on a "spot," or cash, basis. Transaction hedging also may be accomplished on a forward basis, whereby the Fund purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt or delivery at either a specified date or at any time within a specified time period. In so doing, the Fund will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. Similar transactions may be entered into by using other currencies if the Fund seeks to move investments denominated in one currency to investments denominated in another.

CURRENCY HEDGING.   Most of the Fund's portfolio will be invested
in foreign securities. As a result, in addition to the risk of change in the market value of portfolio securities, the value of the portfolio in U.S. dollars is subject to fluctuations in the exchange rate between the foreign currencies and the U.S. dollar. When, in the opinion of the Adviser, it is desirable to limit or reduce exposure in a foreign currency to moderate potential changes in the U.S. dollar value of the portfolio, the Fund may enter into a forward currency exchange contract to sell or buy such foreign currency (or another foreign currency that acts as a proxy for that currency)--through the contract, the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability.
This technique is known as "currency hedging." By locking in a rate of exchange, currency hedging is intended to moderate or reduce the risk of change in the U.S. dollar value of the Fund's portfolio only during the period of the forward contract. Forward contracts usually are entered into with banks and broker-dealers; are not exchange traded; and while they are usually less than one year, may be renewed. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio securities or prevent loss if the price of such securities should decline. In addition, such forward currency exchange contracts will diminish the benefit of the appreciation in the U.S. dollar value of that foreign currency. (For further information on forward foreign currency exchange transactions, see the Statement of Additional Information.)

PORTFOLIO TURNOVER. Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time portfolio securities must be held. Accordingly, the portfolio turnover rate may vary significantly from year to year, but is not expected to exceed 100% under normal market conditions. Flexibility of investment and emphasis on capital appreciation may involve greater portfolio turnover than that of mutual funds that have the objectives of income or maintenance of a balanced investment position. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains and losses. (See Distributions and Income Taxes.) The Fund is not intended to be an income-producing investment.

OTHER TECHNIQUES.   The Fund may invest in securities purchased on
a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons. The Fund may utilize spot and forward foreign exchange transactions to reduce the risk caused by exchange rate fluctuations between one currency and another when securities are purchased or sold on a when-issued basis. It may also invest in synthetic money market instruments. The Fund may invest in repurchase agreements, provided that it will not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. (See the Statement of Additional Information.)

RESTRICTIONS ON THE FUND'S INVESTMENTS

The Fund will not invest more than 5% of its assets in the securities of any one issuer. This restriction applies only to 75% of the Fund's portfolio, but does not apply to securities of the U.S. Government or repurchase agreements for such securities, and would not prevent the Fund from investing all of its assets in shares of another investment company having the identical investment objective.

The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer. It may, however, invest all of its assets in shares of another investment company having the identical investment objective.

The Fund will not borrow money, except as a temporary measure for extraordinary or emergency purposes. In such a case, the aggregate borrowings at any one time--including any reverse repurchase agreements and dollar rolls--may not exceed 33 1/3% of the Fund's total assets (at market). The Fund will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets.

The Fund may invest in repurchase agreements, /1/ provided that the Fund will not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days, and any other illiquid securities.
-----------------
/1/ A repurchase agreement involves a sale of securities to the Fund in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, the Fund could experience both losses and delays in liquidating its collateral.
-----------------

The policies summarized in the first three paragraphs of this section and the policy with respect to concentration of investments in any one industry described under Risks and Investment Considerations are fundamental policies and, as such, can be changed only with the approval of a "majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940. The Fund's investment objective is non-fundamental and, as such, may be changed by the Board of Trustees without shareholder approval. Any such change may result in the Fund having an investment objective different from the objective the shareholder considered appropriate at the time of investment in the Fund. All of the investment restrictions are set forth in the Statement of Additional Information.

Nothing in the investment restrictions outlined here shall be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of subscription rights distributed to the Fund by the issuer. No such purchase may be made if, as a result, the Fund will no longer be a diversified investment company as defined in the Investment Company Act of 1940 or if the Fund will fail to meet the diversification requirements of the Internal Revenue Code.

RISKS AND INVESTMENT CONSIDERATIONS

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. THE FUND IS INTENDED FOR LONG-TERM INVESTORS WHO CAN ACCEPT THE RISKS ENTAILED IN INVESTING IN FOREIGN SECURITIES. Of course, there can be no guarantee that the Fund will achieve its objective.

Although the Fund does not attempt to reduce or limit risk through wide industry diversification of investment, the Fund usually allocates its investments among a number of different industries rather than concentrating in a particular industry or group of industries. The Fund will not, however, invest more than 25% of its total assets (at the time of investment) in the securities of companies in any one industry.

FOREIGN INVESTING. The Fund provides long-term investors with an opportunity to invest a portion of their assets in a diversified portfolio of foreign securities. Non-U.S. investments may be attractive because they increase diversification, as compared to a portfolio comprised solely of U.S. investments. In addition, many foreign economies have, from time to time, grown faster than the U.S. economy, and the returns on investments in these countries have exceeded those of similar U.S. investments--there can be no assurance, however, that these conditions will continue. International diversification allows the Fund and an investor to achieve greater diversification and to take advantage of changes in foreign economies and market conditions.


Investors should understand and consider carefully the greater risks involved in foreign investing. Investing in foreign securities--positions which are generally denominated in foreign currencies--and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in the securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements. These risks are greater for emerging market countries.


Although the Fund will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, and other adverse political, social or diplomatic developments that could affect investment in these nations.

The price of securities of small, rapidly growing companies is expected to fluctuate more widely than the general market due to the difficulty in assessing financial prospects of companies developing new products or operating in countries with developing markets.

The strategy for selecting investments will be based on various criteria. A company proposed for investment should have a good market position in a fast-growing segment of the economy, strong management, preferably a leading position in its business, prospects of superior financial returns, ability to self-finance, and securities available for purchase at a reasonable market valuation. Because of the foreign domicile of such companies, however, information on some of the above factors may be difficult, if not impossible, to obtain.

To the extent portfolio securities are issued by foreign issuers or denominated in foreign currencies, the Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. If the dollar falls relative to the Japanese yen, for example, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See the discussion of portfolio and transaction hedging under Portfolio Investments and Strategies.)

MASTER FUND/FEEDER FUND OPTION. Rather than invest in securities directly, the Fund may in the future seek to achieve its investment objective by pooling its assets with assets of other mutual funds managed by the Adviser for investment in another investment company having the same investment objective and substantially the same investment policies and restrictions as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce costs. It is expected that any such investment company would be managed by the Adviser in substantially the same manner as the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment, although they will not be entitled to vote on the action. Such investment would be made only if the Trustees determine it to be in the best interests of the Fund and its shareholders.

HOW TO PURCHASE SHARES

You may purchase Fund shares by check, by wire, by electronic transfer, or by exchange from your account with another Stein Roe Fund. The initial purchase minimum per Fund account is $2,500; the minimum for Uniform Gifts/Transfers to Minors Act ("UGMA") accounts is $1,000; the minimum for accounts established under an automatic investment plan (i.e., Regular Investments, Dividend Purchase Option, or the Automatic Exchange Plan) is $1,000 for regular accounts and $500 for UGMA accounts; and the minimum per account for Stein Roe IRAs is $500. The initial purchase minimum is waived for shareholders who participate in the Stein Roe Counselor [SERVICE MARK] and Stein Roe Counselor Preferred [SERVICE MARK] programs and for clients of the Adviser. Subsequent purchases must be at least $100, or at least $50 if you purchase by electronic transfer. If you wish to purchase shares to be held by a tax-sheltered retirement plan sponsored by the Adviser, you must obtain special forms for those plans. (See Shareholder Services.)

BY CHECK. To make an initial purchase of shares of the Fund by check, please complete and sign the Application and mail it, together with a check made payable to Stein Roe Funds, to P.O. Box 804058, Chicago, Illinois 60680.

You may make subsequent investments by submitting a check along with either the stub from your Fund account confirmation statement or a note indicating the amount of the purchase, your account number, and the name in which your account is registered. Each individual check submitted for purchase must be at least $100, and the Trust generally will not accept cash, drafts, third party checks, or checks drawn on banks outside the United States.
Should an order to purchase shares of the Fund be cancelled because your check does not clear, you will be responsible for any resulting loss incurred by the Fund.

BY WIRE. You also may pay for shares by instructing your bank to wire federal funds (monies of member banks within the Federal Reserve System) to the Fund's custodian bank. Your bank may charge you a fee for sending the wire. If you are opening a new account by wire transfer, you must first telephone the Trust to request an account number and furnish your social security or other tax identification number. Neither the Fund nor the Trust will be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Your bank must include the full name(s) in which your account is registered and your Fund account number, and should address its wire as follows:

State Street Bank & Trust Company
ABA Routing No. 011000028
Boston, Massachusetts
Attention:  Custody
Fund No. 7123; Stein Roe International Fund
Account of (exact name(s) in registration)
Shareholder Account No. _________

BY ELECTRONIC TRANSFER. You may also make subsequent investments by an electronic transfer of funds from your bank checking account. Electronic transfer allows you to make purchases at your request ("Special Investments") by calling 800-338-2550 or at pre-scheduled intervals ("Regular Investments"). (See Shareholder Services.) Electronic transfer purchases are subject to a $50 minimum and a $100,000 maximum. You may not open a new account through electronic transfer. Should an order to purchase shares of the Fund be cancelled because your electronic transfer does not clear, you will be responsible for any resulting loss incurred by the Fund.

BY EXCHANGE. You may purchase shares by exchange of shares from another Stein Roe Fund account either by phone (if the Telephone Exchange Privilege has been established on the account from which the exchange is being made), by mail, in person, or automatically at regular intervals (if you have elected Automatic Exchanges). Restrictions apply; please review the information on the Exchange Privilege under How to Redeem Shares--By Exchange.

PURCHASE PRICE AND EFFECTIVE DATE. Each purchase of the Fund's shares is made at the Fund's net asset value (see Net Asset Value) next determined after receipt of payment as follows:

A purchase by check or wire transfer is made at the net asset value next determined after the Fund receives the check or wire transfer of funds in payment of the purchase.

A purchase by electronic transfer is made at the net asset value next determined after the Fund receives the electronic transfer from your bank. A Special Electronic Transfer Investment order received by telephone on a business day before 2:00 p.m., Central time, is effective on the next business day.

CONDITIONS OF PURCHASE. Each purchase order for the Fund must be accepted by an authorized officer of the Trust in Chicago and is not binding until accepted and entered on the books of the Fund. Once your purchase order has been accepted, you may not cancel or revoke it; you may, however, redeem the shares. The Trust reserves the right not to accept any purchase order that it determines not to be in the best interests of the Trust or of the Fund's shareholders. The Trust also reserves the right to waive or lower its investment minimums for any reason.

PURCHASES THROUGH THIRD PARTIES.
You may purchase (or redeem) shares through investment dealers, banks, or other financial institutions. These institutions may charge for their services or place limitations on the extent to which you may use the services offered by the Trust. There are no charges or limitations imposed by the Trust, other than those described in this prospectus, if shares are purchased (or redeemed) directly from the Trust.

Some financial institutions that maintain nominee accounts with the Fund for their clients for whom they hold Fund shares charge an annual fee of up to 0.25% of the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. Such fees are paid by the Adviser.

HOW TO REDEEM SHARES

BY WRITTEN REQUEST. You may redeem all or a portion of your shares of the Fund by submitting a written request in "good order" to the Trust at P.O. Box 804058, Chicago, Illinois 60680. A redemption request will be considered to have been received in good order if the following conditions are satisfied:

(1) The request must be in writing, and must indicate the number of shares or dollar amount to be redeemed and identify the shareholder's account number;
(2) The request must be signed by the shareholder(s) exactly as the shares are registered;
(3) The signatures on the written redemption request must be guaranteed (a signature guarantee is not a notarization, but is a widely accepted way to protect you and the Fund by verifying your signature);
(4) Corporations and associations must submit with each request a completed Certificate of Authorization included in this prospectus (or a form of resolution acceptable to the Trust); and
(5) The request must include other supporting legal documents as required from organizations, executors, administrators, trustees, or others acting on accounts not registered in their names.

BY EXCHANGE. You may redeem all or any portion of your Fund shares and use the proceeds to purchase shares of any other Stein Roe Fund offered for sale in your state if your signed, properly completed Application is on file. AN EXCHANGE TRANSACTION IS A SALE AND PURCHASE OF SHARES FOR FEDERAL INCOME TAX PURPOSES AND MAY RESULT IN CAPITAL GAIN OR LOSS. Before exercising the Exchange Privilege, you should obtain the prospectus for the Stein Roe Fund in which you wish to invest and read it carefully. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the Stein Roe Fund being purchased. An exchange may be made by following the redemption procedure described above under By Written Request and indicating the Stein Roe Fund to be purchased--a signature guarantee normally is not required. (See also the discussion below of the Telephone Exchange Privilege and Automatic Exchanges.)

SPECIAL REDEMPTION PRIVILEGES. The Telephone Exchange Privilege and the Telephone Redemption by Check Privilege will be established automatically for you when you open your account unless you decline these Privileges on your Application. Other Privileges must be specifically elected. If you do not want the Telephone Exchange and Redemption Privileges, check the box(es) under the section "Telephone Redemption Options" when completing your Application. In addition, a signature guarantee may be required to establish a Privilege after you open your account. If you establish both the Telephone Redemption by Wire Privilege and the Electronic Transfer Privilege, the bank account that you designate for both Privileges must be the same.

The Telephone Redemption by Check Privilege, Telephone Redemption by Wire Privilege, and Special Electronic Transfer Redemptions are not available to redeem shares held by a tax-sheltered retirement plan sponsored by the Adviser. (See also General Redemption Policies.)

Telephone Exchange Privilege. You may use the Telephone Exchange Privilege to exchange an amount of $50 or more from your account by calling 800-338-2550 or by sending a telegram; new accounts opened by exchange are subject to the initial purchase minimum for the Fund being purchased. GENERALLY, YOU WILL BE LIMITED TO FOUR TELEPHONE EXCHANGE ROUND-TRIPS PER YEAR AND THE FUND MAY REFUSE REQUESTS FOR TELEPHONE EXCHANGES IN EXCESS OF FOUR ROUND-TRIPS (A ROUND-TRIP BEING THE EXCHANGE OUT OF THE FUND INTO ANOTHER STEIN ROE FUND, AND THEN BACK TO THE FUND). In addition, the Trust's general redemption policies apply to redemptions of shares by Telephone Exchange. (See General Redemption Policies.)

The Trust reserves the right to suspend or terminate, at any time and without prior notice, the use of the Telephone Exchange Privilege by any person or class of persons. The Trust believes that use of the Telephone Exchange Privilege by investors utilizing market-timing strategies adversely affects the Fund. THEREFORE, THE TRUST GENERALLY WILL NOT HONOR REQUESTS FOR TELEPHONE EXCHANGES BY SHAREHOLDERS IDENTIFIED BY THE TRUST AS "MARKET-TIMERS." Moreover, the Trust reserves the right to suspend, limit, modify, or terminate, at any time and without prior notice, the Telephone Exchange Privilege in its entirety. Because such a step would be taken only if the Board of Trustees believes it would be in the best interests of the Fund, the Trust expects that it would provide shareholders with prior written notice of any such action unless the resulting delay in the suspension, limitation, modification, or termination of the Telephone Exchange Privilege would adversely affect the Fund. IF THE TRUST WERE TO SUSPEND, LIMIT, MODIFY, OR TERMINATE THE TELEPHONE EXCHANGE PRIVILEGE, A SHAREHOLDER EXPECTING TO MAKE A TELEPHONE EXCHANGE MIGHT FIND THAT AN EXCHANGE COULD NOT BE PROCESSED OR THAT THERE MIGHT BE A DELAY IN THE IMPLEMENTATION OF THE EXCHANGE. (See How to Redeem Shares--By Exchange.) During periods of volatile economic and market conditions, you may have difficulty placing your exchange by telephone.

Automatic Exchanges. You may use the Automatic Exchange Privilege to automatically redeem a fixed amount from your Fund account for investment in another Stein Roe Fund account on a regular basis.

Telephone Redemption by Check Privilege. You may use the Telephone Redemption by Check Privilege to redeem an amount of $1,000 or more from your account by calling 800-338-2550. The proceeds will be sent by check to your registered address. The Telephone Redemption by Check Privilege is not available to redeem shares held by a tax-sheltered retirement plan sponsored by the Adviser.


Telephone Redemption by Wire Privilege. You may use this Privilege to redeem shares from your account ($1,000 minimum; $100,000 maximum) by calling 800-338-2550. The proceeds will be transmitted by wire to your account at a commercial bank previously designated by you that is a member of the Federal Reserve System. The fee for wiring proceeds (currently $3.50 per transaction) will be deducted from the amount wired.


Electronic Transfer Privilege. You may redeem shares by calling 800-338-2550 and requesting an electronic transfer ("Special Redemption") of the proceeds to a checking account previously designated by you at a bank that is a member of the Automated Clearing House. You may also request electronic transfers at scheduled intervals ("Automatic Redemptions"--see Shareholder Services). Electronic transfers are subject to a $50 minimum and a $100,000 maximum. A Special Redemption request received by telephone after 2:00 p.m., Central time, is deemed received on the next business day.

GENERAL REDEMPTION POLICIES. You may not cancel or revoke your redemption order once instructions have been received and accepted. The Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. Please telephone the Trust if you have any questions about requirements for a redemption before submitting your request. If you wish to redeem shares held by a tax-sheltered retirement plan sponsored by the Adviser, special procedures of those plans apply to such redemptions. (See Shareholder Services- -Tax-Sheltered Retirement Plans.) The Trust reserves the right to require a properly completed Application before making payment for shares redeemed.

The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. (See Net Asset Value.) Because the redemption price you receive depends upon the Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares and may result in a realized capital gain or loss.

The Trust will generally mail payment for shares redeemed within seven days after proper instructions are received. However, the Trust normally intends to pay proceeds of a Telephone Redemption paid by wire on the next business day. If you attempt to redeem shares within 15 days after they have been purchased by check or electronic transfer, the Trust may delay payment of the redemption proceeds to you until it can verify that payment for the purchase of those shares has been (or will be) collected. To reduce such delays, the Trust recommends that your purchase be made by federal funds wire through your bank.

Generally, you may not use the Exchange Privilege or any Special
Redemption Privilege to redeem shares purchased by check (other than certified or cashiers' checks) or electronic transfer until 15 days after their date of purchase.

The Trust reserves the right to suspend, limit, modify, or terminate, at any time and without prior notice, any Privilege or its use in any manner by any person or class.

Neither the Trust, its transfer agent, nor their respective officers, trustees, directors, employees, or agents will be responsible for the authenticity of instructions provided under the Privileges, nor for any loss, liability, cost or expense for acting upon instructions furnished thereunder if they reasonably believe that such instructions are genuine. The Fund employs procedures reasonably designed to confirm that instructions communicated by telephone under any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege are genuine.
 Use of any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege authorizes the Fund and its transfer agent to tape-record all instructions to redeem. In addition, callers are asked to identify the account number and registration, and may be required to provide other forms of identification. Written confirmations of transactions are mailed promptly to the registered address; a legend on the confirmation requests that the shareholder review the transactions and inform the Fund immediately if there is a problem. If the Fund does not follow reasonable procedures for protecting shareholders against loss on telephone transactions, it may be liable for any losses due to unauthorized or fraudulent instructions.

The Trust reserves the right to redeem shares in any account and send the proceeds to the owner if the shares in the account do not have a value of at least $1,000. A shareholder would be notified that his account is below the minimum and would be allowed 30 days to increase the account before the redemption is processed.

Shares in any account you maintain with the Fund or any of the other Stein Roe Funds may be redeemed to the extent necessary to reimburse any Stein Roe Fund for any loss it sustains that is caused by you (such as losses from uncollected checks and electronic transfers for the purchase of shares, or any Stein Roe Fund liability under the Internal Revenue Code provisions on backup withholding).

SHAREHOLDER SERVICES

REPORTING TO SHAREHOLDERS. You will receive a confirmation statement reflecting each of your purchases and redemptions of shares of the Fund, as well as periodic statements detailing distributions made by the Fund. Shares purchased by reinvestment of dividends, by cross-reinvestment of dividends from another Fund, or through an automatic investment plan will be confirmed to you quarterly. In addition, the Trust will send you semiannual and annual reports showing Fund portfolio holdings and will provide you annually with tax information.

FUNDS-ON-CALL [REGISTERED] 24-HOUR INFORMATION SERVICE. To access the Stein Roe Funds-on-Call [registered] automated telephone service, just call 800-338-2550 on any touch-tone telephone and follow the recorded instructions. Funds-on-Call [registered] provides yields, prices, latest dividends, account balances, last transaction, and other information 24 hours a day, seven days a week.

FUNDS-ON-CALL [REGISTERED] AUTOMATED TELEPHONE TRANSACTIONS. If you have established the Funds-on-Call [registered] transaction privilege (Funds-on-Call [registered] Application will be required), you may initiate Special Investments and Redemptions, Telephone Exchanges, and Telephone Redemptions by Check 24 hours a day, seven days a week by calling 800-338-2550 on a touch-tone telephone. These transactions are subject to the terms and conditions of the individual privileges. (See How to Purchase Shares and How to Redeem Shares.)

STEIN ROE COUNSELOR [SERVICE MARK]  PROGRAM.  The Stein Roe
Counselor [SERVICE MARK]  and Stein Roe Counselor Preferred
[SERVICE MARK] programs are professional investment advisory services available to shareholders. These programs are designed to provide investment guidance in helping investors to select a portfolio of Stein Roe Funds. The Stein Roe Counselor Preferred [SERVICE MARK] program, which automatically adjusts client portfolios among the Stein Roe Funds, has a fee of up to 1% of assets.

TAX-SHELTERED RETIREMENT PLANS. Booklets describing the following programs and special forms necessary for establishing them are available on request. You may use all of the Stein Roe Funds, except those investing primarily in tax-exempt securities, in these plans. Please read the prospectus for each fund in which you plan to invest before making your investment.

Individual Retirement Accounts ("IRAs") for employed persons and their non-employed spouses.

Prototype Money Purchase Pension and Profit Sharing Plans for self-employed individuals, partnerships, and corporations.

Simplified Employee Pension Plans permitting employers to provide retirement benefits to their employees by utilizing IRAs while minimizing administration and reporting requirements.

SPECIAL SERVICES. The following special services are available to shareholders. Please call 800-338-2550 or write the Trust for additional information and forms.

Dividend Purchase Option--to diversify your Fund investments by having distributions from one Fund account automatically invested in another Stein Roe Fund account. Before establishing this option, you should obtain and read carefully the prospectus of the Stein Roe Fund into which you wish to have your distributions invested. The account from which distributions are made must be of sufficient size to allow each distribution to usually be at least $25. The account into which distributions are to be invested may be opened with an initial investment of only $1,000.

Automatic Dividend Deposit (electronic transfer)--to have income dividends and capital gain distributions deposited directly into your bank checking account.

Telephone Redemption by Check Privilege ($1,000 minimum) and
Telephone Exchange Privilege ($50 minimum)--established automatically when you open your account unless you decline them on your Application. (See How to Redeem Shares--Special
Redemption Privileges.)


Telephone Redemption by Wire Privilege--to redeem shares from your account by phone and have the proceeds transmitted by wire to your checking account ($1,000 minimum; $100,000 maximum).


Special Redemption Option (electronic transfer)--to redeem shares at any time and have the proceeds deposited directly to your bank checking account ($50 minimum; $100,000 maximum).

Regular Investments (electronic transfer)--to purchase Fund shares at regular intervals directly from your bank checking account ($50 minimum; $100,000 maximum).

Special Investments (electronic transfer)--to purchase Fund shares by telephone and pay for them by electronic transfer of funds from your checking account ($50 minimum; $100,000 maximum).

Automatic Exchange Plan--to automatically redeem a fixed dollar amount from your Fund account and invest it in another Stein Roe
Fund account on a regular basis ($50 minimum; $100,000 maximum).

Automatic Redemptions (electronic transfer)--to have a fixed dollar amount redeemed and sent at regular intervals directly to your bank checking account ($50 minimum; $100,000 maximum).

Systematic Withdrawals--to have a fixed dollar amount, declining balance, or fixed percentage of your account redeemed and sent at regular intervals by check to you or another payee.

NET ASSET VALUE

The purchase and redemption price of the Fund's shares is its net asset value per share. The net asset value of a share of the Fund is determined as of the close of trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., Central time) by dividing the difference between the values of the Fund's assets and liabilities by the number of shares outstanding. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value of the Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Central time.

In computing the net asset value of the Fund, the values of portfolio securities are generally based upon market quotations. Depending upon local convention or regulation, these market quotations may be the last sale price, last bid or asked price, or the mean between the last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of the Fund's portfolio may be significantly affected on days when shares of the Fund may not be purchased or redeemed.

DISTRIBUTIONS AND INCOME TAXES

DISTRIBUTIONS. Income dividends for the Fund are normally declared and paid annually. The Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the twelve-month period ended October 31 in that year. The Fund intends to distribute any undistributed net investment income and net realized capital gains in the following year.

All of your income dividends and capital gain distributions will be reinvested in additional shares unless you elect to have distributions either (1) paid by check; (2) deposited by electronic transfer into your bank checking account; (3) applied to purchase shares in your account with another Stein Roe Fund; or
(4) applied to purchase shares in a Stein Roe Fund account of another person. (See Shareholder Services.) Reinvestment into the same Fund account normally occurs one business day after the record date. Investment of distributions into another Stein Roe Fund account occurs on the payable date. If you choose to receive your distributions in cash, your distribution check normally will be mailed approximately 15 days after the record date. The Trust reserves the right to reinvest the proceeds and future distributions in additional Fund shares if checks mailed to you for distributions are returned as undeliverable or are not presented for payment within six months.

U.S. FEDERAL INCOME TAXES. Your distributions will be taxable to you, under income tax law, whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in January but was declared in the prior calendar year is deemed paid in the prior calendar year.

You will be subject to federal income tax at ordinary rates on income dividends and distributions of net short-term capital gains. Distributions of net long-term capital gains will be taxable to you as long-term capital gain regardless of the length of time you have held your shares.

You will be advised annually as to the source of distributions for tax purposes. If you are not subject to tax on your income, you will not be required to pay tax on these amounts.

If you realize a loss on the sale or exchange of Fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gain distributions you have received with respect to those shares.

For federal income tax purposes, the Fund is treated as a separate taxable entity distinct from the other series of the Trust.

FOREIGN INCOME TAXES. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries will fluctuate and the extent to which tax refunds will be recovered is uncertain. The Fund intends to operate so as to qualify for treaty-reduced tax rates where applicable.

To the extent that the Fund is liable for foreign income taxes withheld at the source, the Fund also intends to operate so as to meet the requirements of the U.S. Internal Revenue Code to "pass through" to the Fund's shareholders foreign income taxes paid, but there can be no assurance that the Fund will be able to do so.

This discussion of U.S. and foreign taxation is not intended to be a full discussion of income tax laws and their effect on shareholders. You may wish to consult your own tax advisor. The foregoing information applies to U.S. shareholders. Foreign shareholders should consult their tax advisors as to the tax consequences of ownership of Fund shares.

BACKUP WITHHOLDING. The Trust may be required to withhold federal income tax ("backup withholding") from certain payments to you, generally redemption proceeds. Backup withholding may be required if:

- You fail to furnish your properly certified social security or other tax identification number;
- You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income;
- The Internal Revenue Service informs the Trust that your tax identification number is incorrect.

These certifications are contained in the Application that you should complete and return when you open an account. The Fund must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for the Fund to reimburse you for amounts
withheld.   You may, however, claim the amount withheld as a
credit on your federal income tax return.

INVESTMENT RETURN

The total return from an investment in the Fund is measured by the distributions received (assuming reinvestment), plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

Comparison of the Fund's total return with alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. Of course, past performance is not necessarily indicative of future results.

MANAGEMENT OF THE FUND

TRUSTEES AND ADVISERS. The Board of Trustees of the Trust has overall management responsibility for the Trust and the Fund. See the Statement of Additional Information for the names of and additional information about the trustees and officers. The Fund's Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing the Fund, subject to the direction of the Board of Trustees. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser was organized in 1986 to succeed to the business of Stein Roe & Farnham, a partnership that had advised and managed mutual funds since
1949. The Adviser is a wholly owned indirect subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.


PORTFOLIO MANAGERS. Bruno Bertocci and David P. Harris, co-portfolio managers of the Fund, joined the Adviser in 1995, as senior vice president and vice president, respectively, to create Stein Roe Global Capital Management, a dedicated global and international equity management unit. Messrs. Bertocci and Harris are also employed by Colonial Management Associates, Inc., a subsidiary of Liberty Financial, as vice presidents, effective January, 1996.


Prior to joining the Adviser, Mr. Bertocci was a senior global equity portfolio manager with Rockefeller & Co. ("Rockefeller") from 1983 to 1995. While at Rockefeller, he served as portfolio manager for the Fund, when Rockefeller was the Fund's sub-adviser. Mr. Bertocci managed Rockefeller's London office from 1987 to 1989 and its Hong Kong office from 1989 to 1990. Prior to working at Rockefeller, he served for three years at T. Rowe Price Associates. Mr. Bertocci is a graduate of Oberlin College and holds an M.B.A. from Harvard University.

Mr. Harris was a portfolio manager with Rockefeller from 1990 to 1995. After earning a bachelor's degree from the University of Michigan, he was an actuarial associate for GEICO before returning to school to earn an M.B.A. from Cornell University.

FEES AND EXPENSES. In return for its services, the Adviser receives a monthly fee from the Fund, computed and accrued daily, at an annual rate of 1% of average net assets. This fee is higher than the fees paid by most mutual funds. Please refer to the Fee
Table for a description of the Fund's expense limitation.

Under a separate agreement with the Trust, the Adviser provides certain accounting and bookkeeping services to the Fund, including computation of the Fund's net asset value and calculation of its net income and capital gains and losses on disposition of Fund assets.

PORTFOLIO TRANSACTIONS. The Adviser places the orders for the purchase and sale of portfolio securities and options and futures transactions for the Fund. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

TRANSFER AGENT.   SteinRoe Services Inc., One South Wacker Drive,
Chicago, Illinois 60606, a wholly owned subsidiary of Liberty
Financial, is the agent of the Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

DISTRIBUTOR. The shares of the Fund are offered for sale through Liberty Securities Corporation ("Distributor") without any sales commissions or charges to the Fund or to its shareholders. The Distributor is a wholly owned subsidiary of Liberty Financial.
The business address of the Distributor is 600 Atlantic Avenue, Boston, Massachusetts 02210; however, all Fund correspondence (including purchase and redemption orders) should be mailed to the Trust at P.O. Box 804058, Chicago, Illinois 60680. All distribution and promotional expenses are paid by the Adviser, including payments to the Distributor for sales of Fund shares.

CUSTODIAN. State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for the Fund. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)

ORGANIZATION AND DESCRIPTION OF SHARES

The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated January 8, 1987, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, eight series are authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as the Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, the Trust or any particular Fund shall look only to the assets of the Trust or of the respective Fund for payment under such credit, contract or claim, and that the shareholders, Trustees and officers of the Trust shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Trust was unable to meet its obligations.

The risk of a particular Fund incurring financial loss on account of unsatisfied liability of another Fund of the Trust is also believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other Fund was unable to meet its obligations.

CERTIFICATE OF AUTHORIZATION (FOR USE BY CORPORATIONS AND
ASSOCIATIONS ONLY)

A corporation or association must complete this Certificate and submit it with the Fund Application, each written redemption, transfer or exchange request, and each request to terminate or change any of the Privileges or special service elections.

If the entity submitting the Certificate is an association, the word "association" shall be deemed to appear each place the word "corporation" appears. If the officer signing this Certificate is named as an authorized person, another officer must countersign the Certificate. If there is no other officer, the person signing the Certificate must have his signature guaranteed. If you are not sure whether you are required to complete this Certificate, call the office of the Stein Roe Funds, 800-338-2550 toll-free.


The undersigned hereby certifies that he is the duly elected
Secretary of _________________________________________
             (Name of Corporation/Association)
(the "Corporation") and that the following individual(s):

                   Authorized Persons

--------------------------        ----------------------------
Name                              Title

--------------------------        ----------------------------
Name                              Title

--------------------------        ----------------------------
Name                              Title
is (are) duly authorized by resolution or otherwise to act on behalf of the Corporation in connection with the Corporation's ownership of shares of any mutual fund managed by Stein Roe & Farnham Incorporated (individually, the "Fund" and collectively, the "Funds") including, without limitation, furnishing any such Fund and its transfer agent with instructions to transfer or redeem shares of that Fund payable to any person or in any manner, or to redeem shares of that Fund and apply the proceeds of such redemption to purchase shares of another Fund (an "exchange"), and to execute any necessary forms in connection therewith.

Unless a lesser number is specified, all of the Authorized Persons must sign written instructions. Number of signatures required:
________.

If the undersigned is the only person authorized to act on behalf of the Corporation, the undersigned certifies that he is the sole shareholder, director, and officer of the Corporation and that the Corporation's Charter and Bylaws provide that he is the only person authorized to so act.

Unless expressly declined on the Application (or other form acceptable to the Funds), the undersigned further certifies that the Corporation has authorized by resolution or otherwise the establishment of the Telephone Exchange and Telephone Redemption by Check Privileges for the Corporation's account with any Fund offering any such Privilege. If elected on the Application (or other form acceptable to the Funds), the undersigned also certifies that the Corporation has similarly authorized establishment of the Electronic Transfer, Telephone Redemption by Wire, and Check-Writing Privileges for the Corporation's account with any Fund offering said Privileges. The undersigned has further authorized each Fund and its transfer agent to honor any written, telephonic, or telegraphic instructions furnished pursuant to any such Privilege by any person believed by the Fund or its transfer agent or their agents, officers, directors, trustees, or employees to be authorized to act on behalf of the Corporation and agrees that neither the Fund nor its transfer agent, their agents, officers, directors, trustees, or employees will be liable for any loss, liability, cost, or expense for acting upon any such instructions.

These authorizations shall continue in effect until five business days after the Fund and its transfer agent receive written notice from the Corporation of any change.

IN WITNESS WHEREOF, I have hereunto subscribed my name as Secretary and affixed the seal of this Corporation this ____ day of _________________, 19___.

                               -------------------------
                              Secretary
                              -------------------------
                              Signature Guarantee*
                              *Only required if the person signing
                              the Certificate is the only person
                              named as "Authorized Person."
CORPORATE
SEAL
HERE

             [STEIN ROE FUNDS LOGO]

The Stein Roe Funds
Stein Roe Government Reserves Fund
Stein Roe Cash Reserves Fund
Stein Roe Limited Maturity Income Fund
Stein Roe Government Income Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe Municipal Money Market Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Total Return Fund
Stein Roe Growth & Income Fund
Stein Roe Growth Stock Fund
Stein Roe Capital Opportunities Fund
Stein Roe Special Fund
Stein Roe International Fund
Stein Roe Young Investor Fund
Stein Roe Special Venture Fund

P.O. Box 804058
Chicago, Illinois  60680
800-338-2550

In Chicago, visit our Fund Center
at One South Wacker Drive

Liberty Securities Corporation, Distributor
IN296

YOUNG INVESTOR FUND

The Fund's objective is long-term capital appreciation. The Fund invests in securities of companies that affect the lives of children or teenagers. The Fund is also intended to be a fun, educational experience for young investors and their parents.

The Fund is a "no-load" fund. There are no sales or redemption charges, and the Fund has no 12b-1 plan. The Fund is a series of the STEIN ROE INVESTMENT TRUST, an open-end management investment company.

This prospectus contains information you should know before investing in the Fund. Please read it carefully and retain it for future reference.

If you have any questions about new Fund accounts, please call
800-403-KIDS (800-403-5437); for existing accounts, shareholders should call 800-338-2550.

A Statement of Additional Information dated February 1, 1996, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. The Statement of Additional Information and the most recent financial statements may be obtained without charge by writing to the Secretary at the address shown on the back cover or by calling the Fund.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this prospectus is February 1, 1996.

TABLE OF CONTENTS
Page
Summary .................................2
Fee Table  ..............................3
Financial Highlights.....................4
The Fund ............................... 4
Investment Policies .....................5
Portfolio Investments and Strategies.....5
Investment Restrictions................ .7
Risks and Investment Considerations.... .8
How to Purchase Shares ..................9
   By Check .............................9
   By Wire ..............................9
   By Electronic Transfer...............10
   By Exchange .........................10
   Purchase Price and Effective Date ...10
   Conditions of Purchase ..............10
   Purchases Through Third Parties......10
How to Redeem Shares ...................11
   By Written Request ..................11
   By Exchange .........................11
   Special Redemption Privileges .......11
   General Redemption Policies .........13
Shareholder Services ...................14
Net Asset Value ........................15
Distributions and Income Taxes .........16
Investment Return ......................17
Management of the Fund .................17
Organization and Description of Shares..19


SUMMARY


STEIN ROE YOUNG INVESTOR FUND (the "Fund") is a series of the
Stein Roe Investment Trust, an open-end diversified management investment company. The Fund is a "no-load" fund. There are no sales or redemption charges. (See The Fund and Organization and Description of Shares.) This prospectus is not a solicitation in any jurisdiction in which the Fund is not registered for sale.


INVESTMENT OBJECTIVES AND POLICIES.
The Fund's investment objective is long-term capital appreciation. It seeks to achieve its objective by investing primarily in common stocks and other equity-type securities that Stein Roe believes to have long-term appreciation potential. The Fund invests primarily in securities of companies that appeal to or affect the lives of children or teenagers. It is designed for long-term investors, particularly children and teenagers.

In addition to the Fund's investment objective and policies, the Fund also has an educational objective. It seeks to teach children and teenagers about the Fund, basic economic principles, and personal finance through a variety of educational materials prepared and paid for by the Fund.

There can be no guarantee that the Fund will achieve its investment objective. Please see Investment Policies and Portfolio Investments and Strategies for further information.

INVESTMENT RISKS.
The Fund is designed for long-term investors who are willing to accept the investment risk and volatility of equity-type securities in general, as well as the specific types of equity securities emphasized by the Fund. By investing in companies whose products or services appeal to young investors, the Fund emphasizes various consumer goods sectors. Since the Fund may invest in foreign securities, investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities involves certain considerations involving both risks and opportunities not typically associated with investing in U.S. securities. Please see Investment Policies, Portfolio Investments and Strategies, and Risks and Investment Considerations for further information.

PURCHASES.
The minimum initial investment for the Fund is $2,500; the minimum investment for Uniform Gifts/ Transfers to Minors Act accounts is $1,000. Additional investments must be at least $50. Shares may be purchased by check, by bank wire, by electronic transfer, or by exchange from another Stein Roe Fund. For more detailed information, see How to Purchase Shares.

REDEMPTIONS.
For information on redeeming Fund shares, including the special redemption privileges, see How to Redeem Shares.

NET ASSET VALUE.
The purchase and redemption price of the Fund's shares is its net asset value per share. The net asset value is determined as of the close of trading on the New York Stock Exchange. (For more detailed information, see Net Asset Value.)

DISTRIBUTIONS.
Dividends are normally declared and paid annually. Distributions will be reinvested into your Fund account unless you elect to have them paid in cash, deposited by electronic transfer into your bank checking account, or invested in another Stein Roe Fund account. (See Distributions and Income Taxes and Shareholder Services.)

MANAGEMENT AND FEES.
Stein Roe & Farnham Incorporated ("Stein Roe") provides management and investment advisory services to the Fund. For a description of Stein Roe and its fees, see Management of the Fund.

If you have any additional questions about the Fund, please feel free to discuss them with an account representative by calling
800-338-2550.

FEE TABLE


SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases                         None
Sales Load Imposed on Reinvested Dividends              None
Deferred Sales Load                                     None
Redemption Fees                                         None*
Exchange Fees                                           None
ANNUAL FUND OPERATING EXPENSES (after expense
 reimbursement; as a percentage of average net assets)
Management and Administrative Fees (after
  expense reimbursement)                                None
12b-1 Fees                                              None
Other Expenses (after expense reimbursement)            1.25%
                                                        -----
Total Fund Operating Expenses (after expense
  reimbursement)                                        1.25%
                                                        -----
                                                        -----
-----------
*There is a $3.50 charge for wiring redemption proceeds to your bank.

EXAMPLE.
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; and (2) redemption at the end of each time period:

             1 year    3 years    5 years    10 years
             ------    -------    -------    --------
              $13        $40        $69        $151


The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Fund. The table is based upon actual expenses incurred in the last fiscal year, except that it has been adjusted to reflect changes in the Fund's transfer agency services and fees. From time to time, the Adviser may voluntarily absorb certain expenses of the Fund. Stein Roe has agreed to voluntarily waive its management fee and absorb the expenses of the Fund to the extent that such fees and expenses on an annualized basis exceed 1.25% of its annual average net assets from February 1, 1996 through January 31, 1997, subject to earlier termination by the Adviser on 30 days' notice (previously, Stein Roe had undertaken to reimburse the Fund for expenses in excess of 0.99%). Any such absorption will temporarily lower the Fund's overall expense ratio and increase its overall return to investors. Absent the expense undertaking, Management and Administrative Fees, Other Expenses, and Total Fund Operating Expenses would have been 0.76%, 2.11%, and 2.87%, respectively. (Also see Management of the Fund--Fees and Expenses.)

For purposes of the Example above, the figures assume that the percentage amounts listed for the Fund under Annual Fund Operating Expenses remain the same in each of the periods; that all income dividends and capital gain distributions are reinvested in additional Fund shares; and that, for purposes of management fee breakpoints, net assets remain at the same level as in the most recently completed fiscal year.

The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Example and Fee Table is useful in reviewing the Fund's expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods.

FINANCIAL HIGHLIGHTS

The table below reflects the results of operations of the Fund on a per-share basis for the period shown and has been audited by Arthur Andersen LLP, independent public accountants. The auditors' report was unqualified. The table should be read in conjunction with the Fund's financial statements and notes thereto. The Fund's annual report, which may be obtained from the Trust without charge upon request, contains additional performance information.

                                          Period Ended   Year Ended
                                              Sept. 30,   Sept. 30,
                                                1994 (a)     1995
                                          --------------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD             $10.00     $10.24
                                                 ------     -------
Income from investment operations
Net investment income                              0.03       0.06
Net realized and unrealized gains on investments   0.21       4.07
  Total from investment operations                 0.24       4.13
                                                 ------     -------
Distributions from net investment income             --      (0.08)
                                                 ------     -------
NET ASSET VALUE, END OF PERIOD                   $10.24     $14.29
                                                 ------     -------
                                                 ------     -------
Ratio of net expenses to average net assets (b)  *0.99%      0.99%
Ratio of net investment income to average
 net assets (c)                                  *1.07%      0.47%
Portfolio turnover rate                           **12%        55%
Total return                                    **2.40%     40.58%
Net assets, end of period (000 omitted)          $8,176    $31,401
________________________________
  *Annualized.
**Not annualized.
(a) From commencement of operations on April 29, 1994.
(b) If the Fund had paid all of its expenses and there had been no reimbursement of expenses by the investment adviser, this ratio would have been 4.58% for the period ended September 30, 1994 and 2.87% for the year ended September 30, 1995.
(c) Computed giving effect to the investment adviser's expense limitation undertaking.

THE FUND

The Fund is a no-load
mutual fund

STEIN ROE YOUNG INVESTOR FUND (the "Fund") is a no-load, diversified "mutual fund." Mutual funds sell their own shares to investors and use the money they receive to invest in a portfolio of securities such as common stocks. A mutual fund allows you to pool your money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for you to obtain greater diversification of your investments and simplify your recordkeeping. The Fund does not impose commissions or charges when shares are purchased or redeemed.

The Fund is a series of the Stein Roe Investment Trust (the "Trust"), an open-end management investment company, which is authorized to issue shares of beneficial interest in separate series. Each series represents interests in a separate portfolio of securities and other assets, with its own investment objectives and policies.

The Fund is managed
by Stein Roe & Farnham
Stein Roe & Farnham Incorporated ("Stein Roe") provides investment advisory, administrative, and bookkeeping and accounting services to the Fund. Stein Roe also manages and provides investment advisory services for several other no-load mutual funds with different investment objectives, including equity funds, international funds, taxable and tax-exempt bond funds, and money market funds. To obtain prospectuses and other information on any of those mutual funds, please call 800-338-2550.

INVESTMENT POLICIES

The Fund invests primarily
in equity securities

The Fund's investment objective is long-term capital appreciation. It seeks to achieve its objective by investing primarily in common stocks and other equity-type securities that, in the opinion of Stein Roe, have long-term appreciation potential.

The Fund invests in
companies that affect
the lives of children
or teenagers

Under normal circumstances, at least 65% of the Fund's total assets will be invested in securities of companies that, in the opinion of Stein Roe, directly or through one or more subsidiaries, affect the lives of children or teenagers. Such companies may include companies that produce products or services that children or teenagers use, are aware of, or could potentially have an interest in.

Although the Fund invests primarily in common stocks and other equity-type securities (such as preferred stocks, securities convertible into or exchangeable for common stocks, and warrants or rights to purchase common stocks), it may invest up to 35% of its total assets in debt securities. The Fund may invest in securities of smaller emerging companies as well as securities of well-seasoned companies of any size. Smaller companies, however, involve higher risks in that they typically have limited product lines, markets, and financial or management resources. In addition, the securities of smaller companies may trade less frequently and have greater price fluctuation than larger companies, particularly those operating in countries with developing markets. The Fund may also employ investment techniques described elsewhere in this prospectus. (See Risks and Investment Considerations and Fees and Expenses.)

The Fund is intended to
be a fun, educational
experience for young investors
and their parents

In addition to the Fund's investment objective and policies, the Fund also has an educational objective. The Fund will seek to educate its shareholders by providing educational materials regarding personal finance and investing as well as materials on the Fund and its portfolio holdings.

PORTFOLIO INVESTMENTS AND STRATEGIES

The Fund may invest in
"investment grade" debt
securities

In pursuing its investment objective, the Fund may invest in debt securities.  A debt security is an obligation of a borrower to make payments of principal and interest to the holder of the security.  To the extent the Fund invests in debt securities, such holdings will be subject to interest rate risk and credit risk.
Interest rate risk is the risk that the value of a portfolio will fluctuate in response to changes in interest rates.  Generally, the debt component of a portfolio will tend to decrease in value when interest rates rise and increase in value when interest rates fall. Credit risk is the risk that an issuer will be unable to make principal and interest payments when due. Investments in debt securities are limited to those that are rated within the four highest grades
(generally referred to as "investment grade") assigned by a nationally recognized statistical rating organization. Investments in unrated debt securities are limited to those deemed to be of comparable quality by
Stein Roe.   Securities rated within the fourth highest grade may possess speculative characteristics. If the rating of a security held by the Fund is lost or reduced below investment grade, the Fund is not required to dispose of the security--Stein Roe will, however, consider that fact in determining whether the Fund should continue to hold the security. When Stein Roe considers a temporary defensive position advisable, the Fund may invest without limitation in high-quality fixed income securities, or hold assets in cash or cash equivalents.

The Fund may invest up
to 25% of its assets in
foreign securities, which
may entail a greater degree
of risk than domestic securities


The Fund may invest up to 25% of its total assets in foreign securities. (See Risks and Investment Considerations.) In addition to, or in lieu of, such direct investment, the Fund may construct a synthetic foreign position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars; and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments. In connection with the purchase of foreign securities, the Fund may contract to purchase an amount of foreign currency sufficient to pay the purchase price of the securities at the settlement date. Such a contract involves the risk that the value of the foreign currency may decline relative to the value of the dollar prior to the settlement date--this risk is in addition to the risk that the value of the foreign security purchased may decline.


The Fund may make loans of its portfolio securities to broker-dealers and banks and enter into reverse repurchase agreements subject to certain restrictions described in the Statement of Additional Information. The Fund may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons.

The Fund may invest
in "derivative products"

Consistent with its objective, the Fund may invest in a broad array of financial instruments and securities, including conventional, exchange-traded and non-exchange-traded options, futures contracts, futures options, forward contracts, securities collateralized by underlying pools of mortgages or other receivables, floating rate instruments, and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, or an interest rate. The Fund does not expect to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.

The successful use of Derivatives depends on Stein Roe's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.

In seeking to achieve its desired investment objective, provide additional revenue, or to hedge against changes in security prices, interest rates or currency fluctuations, the Fund may: (1) purchase and write both call options and put options on securities, indexes and foreign currencies; (2) enter into interest rate, index and foreign currency futures contracts; (3) write options on such futures contracts; and (4) purchase other types of forward or investment contracts linked to individual securities, indexes, or other benchmarks. The Fund may write a call or put option only if the option is covered. As the writer of a covered call option, the Fund foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when the Fund seeks to close out a position. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit.

INVESTMENT RESTRICTIONS

The Fund will seek to
limit the impact of any
one investment on the
portfolio

The Fund will not invest more than 5% of its assets in the securities of any one issuer. This restriction applies only to 75% of the Fund's portfolio, but does not apply to securities of the U.S.Government or repurchase agreements for such securities, and would not prevent the Fund from investing all of its assets in shares of another investment company having the identical investment objective.

The Fund will not invest more than 25% of its total assets (at the time of investment) in the securities of companies in any one industry.

The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer. It may, however, invest all of its assets in shares of another investment company having the identical investment objective.

The Fund will not borrow money, except as a temporary measure for extraordinary or emergency purposes. In such a case, the aggregate borrowings at any one time--including any reverse repurchase agreements and dollar rolls--may not exceed 33 1/3% of the Fund's total assets (at market). The Fund will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets.

The Fund may invest in repurchase agreements, /1/ provided that it will not invest more than 5% of its net assets in repurchase agreements maturing in more than seven days, and any other illiquid securities. An investment in illiquid securities could involve relatively greater risks and costs to the Fund.
-----------------
/1/ A repurchase agreement involves a sale of securities to the Fund in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, the Fund could experience both losses and delays in liquidating its collateral.
------------------


The investment restrictions described in the first three paragraphs of this section are fundamental policies and, as such, can be changed only with the approval of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940. The investment objective is non-fundamental and, as such, may be changed by the Board of Trustees without shareholder approval. Any such change may result in the Fund having an investment objective different from the objective the shareholder considered appropriate at the time of investment in the Fund. All of the investment restrictions are set forth in the Statement of Additional Information.


RISKS AND INVESTMENT CONSIDERATIONS

The Fund is designed for
long-term investors who
desire to participate in
the stock market and places
an emphasis on companies that
appeal to young investors.
 These investors can accept
more investment risk and
volatility than the stock
market in general but want
less investment risk and
volatility than aggressive
capital appreciation funds

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Fund is designed for long-term investors who desire to participate in the stock market and places an emphasis on companies that appeal to young investors. These investors can accept more investment risk and volatility than the stock market in general but want less investment risk and volatility than aggressive capital appreciation funds. Of course, there can be no guarantee that the Fund will achieve its objective. The Fund is also designed to be a fun, educational experience for young investors and their parents.

While the Fund seeks to reduce risk by investing in a diversified portfolio, diversification does not eliminate all risk. The Fund will not, however, invest more than 25% of the total value of its assets (at the time of investment) in the securities of companies in any one industry. By investing in companies whose products or services appeal to young investors, the Fund emphasizes various consumer goods sectors.

Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time portfolio securities must be held. Accordingly, the portfolio turnover rate may vary significantly from year to year, but is not expected to exceed 100% under normal market conditions. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains and losses. (See Distributions and Income Taxes.) The Fund is not intended to be an income-producing investment, although it may produce income.

Investment in foreign securities may represent a greater degree of risk (including risk related to exchange rate fluctuations, tax provisions, exchange and currency controls, and expropriation of assets) than investment in securities of domestic issuers. Other risks of foreign investing include less complete financial information on issuers, less market liquidity, more market volatility, less developed and regulated markets, and greater political instability. In addition, various restrictions by foreign governments on investments by non-residents may apply, including imposition of exchange controls and withholding taxes on dividends, and seizure or nationalization of investments owned by non-residents. Foreign investments also tend to involve higher transaction and custody costs.

MASTER/FEEDER OPTION.
Rather than investing in securities directly, the Fund may in the future seek to achieve its investment objective by pooling its assets with assets of other mutual funds managed by Stein Roe for investment in another investment company having the same investment objective and substantially the same investment policies and restrictions as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to
reduce costs.   It is expected that any such investment company
would be managed by Stein Roe in substantially the same manner as the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment, although they will not be entitled to vote on the action. Such investment would be made only if the Trustees determine it to be in the best interests of the Fund and its shareholders.

HOW TO PURCHASE SHARES
$2,500 minimum investment;
$1,000 for UGMA accounts

You may purchase Fund shares by check, by wire, by electronic transfer, or by exchange from your account with another Stein Roe Fund. The initial purchase minimum per Fund account is $2,500; the minimum for Uniform Gifts/Transfers to Minors Act accounts is $1,000; the minimum for accounts established under an automatic investment plan of at least $50 per month (i.e., Regular Investments or the Automatic Exchange Plan) is $100 through June 30, 1996, after which time it will be $500; and the minimum per account for Stein Roe IRAs is $500. The initial purchase minimum is waived for shareholders who participate in the Stein Roe Counselor [SERVICE MARK] and Stein Roe Counselor Preferred [SERVICE MARK] programs and for clients of Stein Roe. Subsequent purchases must be at least $50. (See Shareholder Services.)

BY CHECK.
You may purchase shares
by check, by wire, by
electronic transfer, or
by exchange

To make an initial purchase of shares of the Fund by check, please complete and sign the Application and mail it, together with a check made payable to Stein Roe Funds, to P.O. Box 804058,
Chicago, Illinois 60680.

You may make subsequent investments by submitting a check along with either the stub from your Fund account confirmation statement or a note indicating the amount of the purchase, your account number, and the name in which your account is registered. Each individual check submitted for purchase must be at least $50, and the Trust generally will not accept cash, drafts, third party checks, or checks drawn on banks outside the United States.
Should an order to purchase shares of the Fund be cancelled because your check does not clear, you will be responsible for any resulting loss incurred by the Fund.

BY WIRE.
You also may pay for shares by instructing your bank to wire federal funds (monies of member banks within the Federal Reserve System) to the Fund's custodian bank. Your bank may charge you a fee for sending the wire. If you are opening a new account by wire transfer, you must first telephone the Trust to request an account number and furnish your social security or other tax identification number. Neither the Fund nor the Trust will be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Your bank must include the full name(s) in which your account is registered and your Fund account number, and should address its wire as follows:

State Street Bank and Trust Company
ABA Routing No. 011000028
Boston, Massachusetts
Attention:  Custody
Fund No. 7124; Stein Roe Young Investor Fund
Account of (exact name(s) in registration)
Shareholder Account No. ___________

BY ELECTRONIC TRANSFER.
You may also make subsequent investments by an electronic transfer of funds from your bank checking account. Electronic transfer allows you to make purchases at your request ("Special Investments") by calling 800-338-2550 or at pre-scheduled intervals ("Regular Investments"). (See Shareholder Services.) Electronic transfer purchases are subject to a $50 minimum and a $100,000 maximum. You may not open a new account through electronic transfer. Should an order to purchase shares of the Fund be cancelled because your electronic transfer does not clear, you will be responsible for any resulting loss incurred by the Fund.

BY EXCHANGE.
You may purchase shares by exchange of shares from another Stein Roe Fund account either by phone (if the Telephone Exchange Privilege has been established on the account from which the exchange is being made), by mail, in person, or automatically at regular intervals (if you have elected Automatic Exchanges). Restrictions apply; please review the information on the Exchange Privilege under How to Redeem Shares--By Exchange.

PURCHASE PRICE AND EFFECTIVE DATE.
Purchases are made at net
asset value

Each purchase of the Fund's shares is made at the Fund's net asset value (see Net Asset Value) next determined after receipt of payment as follows:

A purchase by check or wire transfer is made at the net asset value next determined after the Fund receives the check or wire transfer of funds in payment of the purchase.

A purchase by electronic transfer is made at the net asset value next determined after the Fund receives the electronic transfer from your bank. A Special Electronic Transfer Investment order received by telephone on a business day before 2:00 p.m., Central time, is effective on the next business day.

CONDITIONS OF PURCHASE.
Each purchase order for the Fund must be accepted by an authorized officer of the Trust in Chicago and is not binding until accepted and entered on the books of the Fund. Once your purchase order has been accepted, you may not cancel or revoke it; you may, however, redeem the shares. The Trust reserves the right not to accept any purchase order that it determines not to be in the best interests of the Trust or of the Fund's shareholders. The Trust also reserves the right to waive or lower its investment minimums for any reason.

PURCHASES THROUGH THIRD PARTIES.
You may purchase (or redeem) shares through investment dealers, banks, or other financial institutions. These institutions may charge for their services or place limitations on the extent to which you may use the services offered by the Trust. There are no charges or limitations imposed by the Trust, other than those described in this prospectus, if shares are purchased (or redeemed) directly from the Trust.

Some financial institutions that maintain nominee accounts with the Fund for their clients for whom they hold Fund shares charge an annual fee of up to 0.25% of the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. Such fees are paid by Stein Roe.

HOW TO REDEEM SHARES

BY WRITTEN REQUEST.
To make sure your
redemption request is
in "good order," please
read this section carefully

You may redeem all or a portion of your shares of the Fund by submitting a written request in "good order" to the Trust at P.O. Box 804058, Chicago, Illinois 60680. A redemption request will be considered to have been received in good order if the following conditions are satisfied:

(1) The request must be in writing, and must indicate the number of shares or dollar amount to be redeemed and identify the shareholder's account number;
(2) The request must be signed by the shareholder(s) exactly as the shares are registered;
(3) The signatures on the written redemption request must be guaranteed (a signature guarantee is not a notarization, but is a widely accepted way to protect you and the Fund by verifying your signature);
(4) The request must include other supporting legal documents as required from organizations, executors, administrators, trustees, or others acting on accounts not registered in their names.

BY EXCHANGE.
You may exchange shares
of the Fund for shares of
any other Stein Roe Fund
qualified for sale to
residents of your state

You may redeem all or any portion of your Fund shares and use the proceeds to purchase shares of any other Stein Roe Fund offered for sale in your state if your signed, properly completed
Application is on file.

An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss. Before exercising the Exchange Privilege, you should obtain the prospectus for the Stein Roe Fund in which you wish to invest and read it carefully. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the Stein Roe Fund being purchased. An exchange may be made by following the redemption procedure described above under By Written Request and indicating the Stein Roe Fund to be purchased--a signature guarantee normally is not required. (See also the discussion below of the Telephone Exchange Privilege and Automatic Exchanges.)

SPECIAL REDEMPTION PRIVILEGES.
Telephone Redemption
Privileges will be established
for you automatically

The Telephone Exchange Privilege and the Telephone Redemption by Check Privilege will be established automatically for you when you open your account unless you decline these Privileges on your Application. Other Privileges must be specifically elected. If you do not want the Telephone Exchange and Redemption Privileges, check the box(es) under the section "Telephone Redemption Options" when completing your Application. In addition, a signature guarantee may be required to establish a Privilege after you open your account. If you establish both the Telephone Redemption by Wire Privilege and the Electronic Transfer Privilege, the bank account that you designate for both Privileges must be the same.

The Telephone Redemption by Check Privilege, Telephone Redemption by Wire Privilege, and Special Electronic Transfer Redemptions are not available to redeem shares held by a tax-sheltered retirement plan sponsored by the Adviser. (See also General Redemption Policies.)

Telephone Exchange Privilege. You may use the Telephone Exchange Privilege to exchange an amount of $50 or more from your account by calling 800-338-2550 or by sending a telegram; new accounts opened by exchange are subject to the $2,500 initial purchase minimum. GENERALLY, YOU WILL BE LIMITED TO FOUR TELEPHONE EXCHANGE ROUND-TRIPS PER YEAR AND THE FUND MAY REFUSE REQUESTS FOR TELEPHONE EXCHANGES IN EXCESS OF FOUR ROUND-TRIPS (A ROUND-TRIP BEING THE EXCHANGE OUT OF THE FUND INTO ANOTHER STEIN ROE FUND, AND THEN BACK TO THE FUND). In addition, the Trust's general redemption policies apply to redemptions of shares by Telephone Exchange. (See General Redemption Policies.)

Restrictions on
Special Redemption
Privileges apply

The Trust reserves the right to suspend or terminate, at any time and without prior notice, the use of the Telephone Exchange Privilege by any person or class of persons. The Trust believes that use of the Telephone Exchange Privilege by investors utilizing market-timing strategies adversely affects the Fund. THEREFORE, THE TRUST GENERALLY WILL NOT HONOR REQUESTS FOR TELEPHONE EXCHANGES BY SHAREHOLDERS IDENTIFIED BY THE TRUST AS "MARKET-TIMERS." Moreover, the Trust reserves the right to suspend, limit, modify, or terminate, at any time and without prior notice, the Telephone Exchange Privilege in its entirety. Because such a step would be taken only if the Board of Trustees believes it would be in the best interests of the Fund, the Trust expects that it would provide shareholders with prior written notice of any such action unless the resulting delay in the suspension, limitation, modification, or termination of the Telephone Exchange Privilege would adversely affect the Fund. If the Trust were to suspend, limit, modify, or terminate the Telephone Exchange Privilege, a shareholder expecting to make a Telephone Exchange might find that an exchange could not be processed or that there might be a delay in the implementation of the exchange. (See How to Redeem Shares--By Exchange.) During periods of volatile economic and market conditions, you may have difficulty placing your exchange by telephone.

Automatic Exchanges. You may use the Automatic Exchange Privilege to automatically redeem a fixed amount from your Fund account for investment in another Stein Roe Fund account on a regular basis.


Telephone Redemption by Wire Privilege. You may use this Privilege to redeem shares from your account ($1,000 miminum; $100,000 maximum) by calling 800-338-2550. The proceeds will be transmitted by wire to your account at a commercial bank previously designated by you that is a member of the Federal Reserve System. The fee for wiring proceeds (currently $3.50 per transaction) will be deducted from the amount wired.


Telephone Redemption by Check Privilege. You may use the Telephone Redemption by Check Privilege to redeem an amount of $1,000 or more from your account by calling 800-338-2550. The proceeds will be sent by check to your registered address.

Electronic Transfer Privilege. You may redeem shares by calling 800-338-2550 and requesting an electronic transfer ("Special Redemption") of the proceeds to a checking account previously designated by you at a bank that is a member of the Automated Clearing House. You may also request electronic transfers at scheduled intervals ("Automatic Redemptions"--see Shareholder Services). Electronic transfers are subject to a $50 minimum and a $100,000 maximum. A Special Redemption request received by telephone after 2:00 p.m., Central time, is deemed received on the next business day.

GENERAL REDEMPTION POLICIES.
Please read  the General
Redemption Policies carefully

You may not cancel or revoke your redemption order once instructions have been received and accepted. The Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. Please telephone the Trust if you have any questions about requirements for a redemption before submitting your request. The Trust reserves the right to require a properly completed Application before making payment for shares redeemed.

The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. (See Net Asset Value.) Because the redemption price you receive depends upon the Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares and may result in a realized capital gain or loss.

The Trust will generally mail payment for shares redeemed within seven days after proper instructions are received. However, the Trust normally intends to pay proceeds of a Telephone Redemption paid by wire on the next business day. If you attempt to redeem shares within 15 days after they have been purchased by check or electronic transfer, the Trust may delay payment of the redemption proceeds to you until it can verify that payment for the purchase of those shares has been (or will be) collected. To reduce such delays, the Trust recommends that your purchase be made by federal funds wire through your bank.

Generally, you may not use the Exchange Privilege or any Special
Redemption Privilege to redeem shares purchased by check (other than certified or cashiers' checks) or electronic transfer until 15 days after their date of purchase.

The Trust reserves the right at any time without prior notice to suspend, limit, modify, or terminate any Privilege or its use in any manner by any person or class.

Neither the Trust, its transfer agent, nor their respective officers, trustees, directors, employees, or agents will be responsible for the authenticity of instructions provided under the Privileges, nor for any loss, liability, cost or expense for acting upon instructions furnished thereunder if they reasonably believe that such instructions are genuine. The Fund employs procedures reasonably designed to confirm that instructions communicated by telephone under any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege are genuine. Use of any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege authorizes the Fund and its transfer agent to tape-record all instructions to redeem. In addition, callers are asked to identify the account number and registration, and may be required to provide other forms of identification. Written confirmations of transactions are mailed promptly to the registered address; a legend on the confirmation requests that the shareholder review the transactions and inform the Fund immediately if there is a problem. If the Fund does not follow reasonable procedures for protecting shareholders against loss on telephone transactions, it may be liable for any losses due to unauthorized or fraudulent instructions.

The Trust reserves the right to redeem shares in any account and send the proceeds to the owner if the shares in the account do not have a value of at least $1,000. A shareholder would be notified that his account is below the minimum and would be allowed 30 days to increase the account before the redemption is processed.

Shares in any account you maintain with the Fund or any of the other Stein Roe Funds may be redeemed to the extent necessary to reimburse any Stein Roe Fund for any loss it sustains that is caused by you (such as losses from uncollected checks and electronic transfers for the purchase of shares, or any Stein Roe Fund liability under the Internal Revenue Code provisions on backup withholding).

SHAREHOLDER SERVICES

REPORTING TO SHAREHOLDERS.
You will receive
quarterly communications
from the Fund


You will receive a confirmation statement reflecting each of your purchases and redemptions of shares of the Fund. Shares purchased by reinvestment of dividends, by cross-reinvestment of dividends from another Fund, or through an automatic investment plan will be confirmed to you quarterly. The Trust will send you quarterly materials on the Fund and its portfolio holdings, will send you semiannual and annual reports, and will provide you annually with tax information.


FUNDS-ON-CALL [REGISTERED] 24-HOUR INFORMATION SERVICE.
Funds-on-Call [registered]
allows you to have 24-hour
access to information

To access the Stein Roe Funds-on-Call [registered] automated telephone service, just call 800-338-2550 on any touch-tone telephone and follow the recorded instructions. Funds-on-Call [registered] provides yields, prices, latest dividends, account balances, last transaction, and other information 24 hours a day, seven days a week.

FUNDS-ON-CALL [REGISTERED] AUTOMATED TELEPHONE TRANSACTIONS.
If you have established the Funds-on-Call [registered] transaction privilege (Funds-on-Call [registered] Application will be required), you may initiate Special Investments and Redemptions, Telephone Exchanges, and Telephone Redemptions by Check 24 hours a day, seven days a week by calling 800-338-2550 on a touch-tone telephone. These transactions are subject to the terms and conditions of the individual privileges. (See How to Purchase Shares and How to Redeem Shares.)

STEIN ROE COUNSELOR [SERVICE MARK]  PROGRAM.
The Stein Roe Counselor [SERVICE MARK] and Stein Roe Counselor Preferred [SERVICE MARK] programs are professional investment advisory services available to shareholders. These programs are designed to provide investment guidance in helping investors to select a portfolio of Stein Roe Funds. The Stein Roe Counselor Preferred [SERVICE MARK] program, which automatically adjusts client portfolios among the Stein Roe Funds, has a fee of up to 1% of assets.

TAX-SHELTERED RETIREMENT PLAN.
Booklets describing the Individual Retirement Account ("IRA") program and special forms necessary for establishing it are available on request. IRAs are available for employed persons and their non-employed spouses. You may use all of the Stein Roe Funds, except those investing primarily in tax-exempt securities, in the plan. Please read the prospectus for each fund in which you plan to invest before making your investment.

SPECIAL SERVICES.
The Fund offers special
services to meet your needs

The following special services are available to shareholders.
Please call 800-338-2550 or write the Trust for additional information and forms.

Dividend Purchase Option--to diversify your Fund investments by having distributions from one Fund account automatically invested in another Stein Roe Fund account. Before establishing this option, you should obtain and read carefully the prospectus of the Stein Roe Fund into which you wish to have your distributions invested. The account from which distributions are made must be of sufficient size to allow each distribution to usually be at least $25.

Automatic Dividend Deposit (electronic transfer)--to have income dividends and capital gain distributions deposited directly into your bank checking account.

Telephone Redemption by Check Privilege ($1,000 minimum) and
Telephone Exchange Privilege ($50 minimum)--established automatically when you open your account unless you decline them on your Application. (See How to Redeem Shares--Special
Redemption Privileges.)


Telephone Redemption by Wire Privilege--to redeem shares from your account by phone and have the proceeds transmitted by wire to your checking account ($1,000 minimum; $100,000 maximum).


Special Redemption Option (electronic transfer)--to redeem shares at any time and have the proceeds deposited directly to your bank checking account ($50 minimum; $100,000 maximum).

Regular Investments (electronic transfer)--to purchase Fund shares at regular intervals directly from your bank checking account ($50 minimum; $100,000 maximum).

Special Investments (electronic transfer)--to purchase Fund shares by telephone and pay for them by electronic transfer of funds from your checking account ($50 minimum; $100,000 maximum).

Automatic Exchange Plan--to automatically redeem a fixed dollar amount from your Fund account and invest it in another Stein Roe
Fund account on a regular basis ($50 minimum; $100,000 maximum).

Automatic Redemptions (electronic transfer)--to have a fixed dollar amount redeemed and sent at regular intervals directly to your bank checking account ($50 minimum; $100,000 maximum).

Systematic Withdrawals--to have a fixed dollar amount, declining balance, or fixed percentage of your account redeemed and sent at regular intervals by check to you or another payee.

NET ASSET VALUE
The Fund's net asset
value is calculated daily

The purchase and redemption price of the Fund's shares is its net asset value per share. The net asset value of a share of the Fund is determined as of the close of trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., Central time) by dividing the difference between the values of the Fund's assets and liabilities by the number of shares outstanding. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value of the Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Central time.

Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the latest bid quotation. Each over-the-counter security for which the last sale price on the day of valuation is available from NASDAQ is valued at that price.
All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation.

DISTRIBUTIONS AND INCOME TAXES

DISTRIBUTIONS.
Income dividends are normally declared and paid annually. The Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the twelve-month period ended October 31 in that year. The Fund intends to distribute any undistributed net investment income and net realized capital gains in the following year.

Dividends and capital
gains will be reinvested
automatically unless you
elect another option

All of your income dividends and capital gain distributions will be reinvested in additional shares unless you elect to have distributions either (1) paid by check; (2) deposited by electronic transfer into your bank checking account; (3) applied to purchase shares in your account with another Stein Roe Fund; or
(4) applied to purchase shares in a Stein Roe Fund account of another person. (See Shareholder Services.) Reinvestment into the same Fund account normally occurs one business day after the record date. Investment of distributions into another Stein Roe Fund account occurs on the payable date. If you choose to receive your distributions in cash, your distribution check normally will be mailed approximately 15 days after the record date. The Trust reserves the right to reinvest the proceeds and future distributions in additional Fund shares if checks mailed to you for distributions are returned as undeliverable or are not presented for payment within six months.

INCOME TAXES.
Fund distributions
will be taxable to you

Your distributions will be taxable to you, under income tax law, whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in January but was declared in the prior calendar year is deemed paid in the prior calendar year.

You will be subject to federal income tax at ordinary rates on income dividends and distributions of net short-term capital gain. Distributions of net long-term capital gain will be taxable to you as long-term capital gain regardless of the length of time you have held your shares.

You will be advised annually as to the source of distributions for tax purposes. If you are not subject to tax on your income, you may not be required to pay tax on these amounts.

If you realize a loss on the sale or exchange of Fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gain distributions you have received with respect to those shares.

For federal income tax purposes, the Fund is treated as a separate taxable entity distinct from the other series of the Trust.

This discussion of taxation is not intended to be a full discussion of income tax laws and their effect on shareholders. You may wish to consult your own tax advisor. The foregoing information applies to U.S. shareholders. Foreign shareholders should consult their tax advisors as to the tax consequences of ownership of Fund shares.

BACKUP WITHHOLDING.
If you fail to provide
a tax identification number,
you will be subject to
backup withholding

The Trust may be required to withhold federal income tax ("backup withholding") from certain payments to you, generally redemption proceeds. Backup withholding may be required if:

- You fail to furnish your properly certified social security or other tax identification number;
- You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income;
- The Internal Revenue Service informs the Trust that your tax identification number is incorrect.

These certifications are contained in the Application that you should complete and return when you open an account. The Fund must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for the Fund to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.

INVESTMENT RETURN

The Fund's performance is
usually quoted as an average
annual total return, which
is a historical figure and
is not intended to be
indicative of future results

The total return from an investment in the Fund is measured by the distributions received (assuming reinvestment of dividends and capital gains), plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one.

For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

Comparison of the Fund's total return with alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. Of course, past performance is not necessarily indicative of future results.

MANAGEMENT OF THE FUND

TRUSTEES AND ADVISER.
The Board of Trustees
supervises the Fund and
Stein Roe

The Board of Trustees of the Trust has overall management responsibility for the Trust and the Fund. See the Statement of Additional Information for the names of and additional information about the trustees and officers. Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing the investment portfolio and the business affairs of the Fund and the Trust, subject to the direction of the Board. Stein Roe is registered as an investment adviser under the Investment Advisers Act of 1940.

Stein Roe (and its predecessor) has advised and managed mutual funds since 1949. Stein Roe is a wholly owned indirect subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.


PORTFOLIO MANAGERS.
The Fund's portfolio is
managed by Erik Gustafson and
David Brady

The portfolio managers of the Fund are Erik P. Gustafson and David P. Brady, who are vice presidents of Stein Roe and the Trust. Before joining Stein Roe, Mr. Gustafson was an attorney with Fowler, White, Burnett, Hurley, Banick & Strickroot from 1989 to 1992. He holds a B.A. from the University of Virginia (1985) and M.B.A. and J.D. degrees
(1989) from Florida State University. Mr. Brady, who joined Stein Roe in 1993, was an equity investment analyst with State Farm Mutual Automobile Insurance Company from 1986 to 1993. A chartered financial analyst, Mr. Brady earned a B.S. in Finance, graduating Magna Cum Laude, from the University of Arizona in 1986, and an M.B.A. from the University of Chicago in 1989. As of December 31, 1995, Messrs. Gustafson and Brady were responsible for co-managing $554 million and $42 million in mutual fund assets, respectively.


FEES AND EXPENSES.
Stein Roe receives
fees from the Fund

The Fund's investment advisory agreement with Stein Roe was replaced on September 1, 1995, with an administrative agreement and a management agreement. Under the terminated advisory agreement, the annual fee was .75% of the first $250 million of average net assets, .70% of the next $250 million, and
 .60% thereafter. The new fee schedule calls for a management fee of .60% of the first $500 million, .55% of the next $500 million, and .50% thereafter; and an administrative fee of .20% of the first $500 million, .15% of the next $500 million, and .125% thereafter. For the fiscal year ended September 30, 1995, Stein
Roe reimbursed the Fund $322,803, resulting in a net payment by Stein Roe of $191,821. Please refer to Fee Table for a description of the expense limitation.

Because of the Fund's
educational objective,
the Fund's expenses may
be higher


Because the Fund also has as an objective being an educational experience for investors, the Fund's non-advisory expenses may be higher than other mutual funds due to regular educational and other reporting to shareholders.


Under a separate agreement with the Trust, Stein Roe provides certain accounting and bookkeeping services to the Fund, including computation of its net asset value and calculation of its net income and capital gains and losses on disposition of Fund assets.

PORTFOLIO TRANSACTIONS.
Stein Roe places the orders for the purchase and sale of portfolio securities and options and futures transactions for the Fund. In doing so, Stein Roe seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

TRANSFER AGENT.
SteinRoe Services Inc. ("SSI"), One South Wacker Drive, Chicago, Illinois 60606, a wholly owned subsidiary of Liberty Financial, is the agent of the Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

DISTRIBUTOR.
The Fund's shares are
offered through Liberty
Securities Corporation

The shares of the Fund are offered for sale through Liberty Securities Corporation ("Distributor") without any sales commissions or charges to the Fund or to its shareholders. The Distributor is a wholly owned subsidiary of Liberty Financial.
The business address of the Distributor is 600 Atlantic Avenue, Boston, Massachusetts 02210; however, all Fund correspondence (including purchase and redemption orders) should be mailed to the Trust at P.O. Box 804058, Chicago, Illinois 60680. All distribution and promotional expenses are paid by Stein Roe, including payments to the Distributor for sales of Fund shares.

CUSTODIAN.
State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for the Fund. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members.
(See Custodian in the Statement of Additional Information.)

ORGANIZATION AND DESCRIPTION OF SHARES
The Fund is part of a
Massachusetts business trust

The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated January 8, 1987, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, eight series are authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as the Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, the Trust or any particular series shall look only to the assets of the Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, Trustees and officers of the Trust shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Trust was unable to meet its obligations.

The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of the Trust is also believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.

                     [STEIN ROE FUNDS LOGO]

The Stein Roe Funds
Stein Roe Government Reserves Fund
Stein Roe Cash Reserves Fund
Stein Roe Limited Maturity Income Fund
Stein Roe Government Income Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe Municipal Money Market Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Total Return Fund
Stein Roe Growth & Income Fund
Stein Roe Growth Stock Fund
Stein Roe Capital Opportunities Fund
Stein Roe Special Fund
Stein Roe International Fund
Stein Roe Young Investor Fund
Stein Roe Special Venture Fund

P.O. Box 804058
Chicago, Illinois  60680
800-338-2550

In Chicago, visit our Fund Center
at One South Wacker Drive

Liberty Securities Corporation, Distributor
YI296

YOUNG INVESTOR FUND

The Fund's objective is long-term capital appreciation. The Fund invests in securities of companies that affect the lives of children or teenagers. The Fund is also intended to be a fun, educational experience for young investors and their parents.

The Fund is a "no-load" fund. There are no sales or redemption charges, and the Fund has no 12b-1 plan. The Fund is a series of the STEIN ROE INVESTMENT TRUST, an open-end management investment company.

This prospectus contains information you should know before investing in the Fund. Please read it carefully and retain it for future reference.

If you have any questions about new Fund accounts, please call
800-403-KIDS (800-403-5437); for existing accounts, shareholders should call 800-338-2550.

A Statement of Additional Information dated February 1, 1996, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. The Statement of Additional Information and the most recent financial statements may be obtained without charge by writing to the Secretary at the address shown on the back cover or by calling the Fund.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this prospectus is February 1, 1996.

TABLE OF CONTENTS
Page
Summary .................................2
Fee Table  ..............................4
Financial Highlights.....................6
The Fund ................................7
Investment Policies .....................7
Portfolio Investments and Strategies.....8
Investment Restrictions.................10
Risks and Investment Considerations.....11
How to Purchase Shares .................12
   By Check ............................13
   By Wire .............................13
   By Electronic Transfer...............14
   By Exchange .........................14
   Purchase Price and Effective Date ...14
   Conditions of Purchase ..............14
   Purchases Through Third Parties......14
How to Redeem Shares ...................15
   By Written Request ..................15
   By Exchange .........................15
   Special Redemption Privileges .......16
   General Redemption Policies .........17
Shareholder Services ...................19
Net Asset Value ........................21
Distributions and Income Taxes .........21
Investment Return ......................23
Management of the Fund .................23
Organization and Description of Shares..25


SUMMARY

STEIN ROE YOUNG INVESTOR FUND (the "Fund") is a series of the
Stein Roe Investment Trust, an open-end diversified management investment company. The Fund is a "no-load" fund. There are no sales or redemption charges. (See The Fund and Organization and Description of Shares.) This prospectus is not a solicitation in any jurisdiction in which the Fund is not registered for sale.

INVESTMENT OBJECTIVES AND POLICIES.
The Fund's investment objective is long-term capital appreciation. It seeks to achieve its objective by investing primarily in common stocks and other equity-type securities that Stein Roe believes to have long-term appreciation potential. The Fund invests primarily in securities of companies that appeal to or affect the lives of children or teenagers. It is designed for long-term investors, particularly children and teenagers.

In addition to the Fund's investment objective and policies, the Fund also has an educational objective. It seeks to teach children and teenagers about the Fund, basic economic principles, and personal finance through a variety of educational materials prepared and paid for by the Fund.

There can be no guarantee that the Fund will achieve its investment objective. Please see Investment Policies and Portfolio Investments and Strategies for further information.

INVESTMENT RISKS.
The Fund is designed for long-term investors who are willing to accept the investment risk and volatility of equity-type securities in general, as well as the specific types of equity securities emphasized by the Fund. By investing in companies whose products or services appeal to young investors, the Fund emphasizes various consumer goods sectors. Since the Fund may invest in foreign securities, investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities involves certain considerations involving both risks and opportunities not typically associated with investing in U.S. securities. Please see Investment Policies, Portfolio Investments and Strategies, and Risks and Investment Considerations for further information.

PURCHASES.
The minimum initial investment for the Fund is $2,500; the minimum investment for Uniform Gifts/ Transfers to Minors Act accounts is $1,000. Additional investments must be at least $50. Shares may be purchased by check, by bank wire, by electronic transfer, or by exchange from another Stein Roe Fund. For more detailed information, see How to Purchase Shares.

REDEMPTIONS.
For information on redeeming Fund shares, including the special redemption privileges, see How to Redeem Shares.

NET ASSET VALUE.
The purchase and redemption price of the Fund's shares is its net asset value per share. The net asset value is determined as of the close of trading on the New York Stock Exchange. (For more detailed information, see Net Asset Value.)

DISTRIBUTIONS.
Dividends are normally declared and paid annually. Distributions will be reinvested into your Fund account unless you elect to have them paid in cash, deposited by electronic transfer into your bank checking account, or invested in another Stein Roe Fund account. (See Distributions and Income Taxes and Shareholder Services.)

MANAGEMENT AND FEES.
Stein Roe & Farnham Incorporated ("Stein Roe") provides management and investment advisory services to the Fund. For a description of Stein Roe and its fees, see Management of the Fund.

If you have any additional questions about the Fund, please feel free to discuss them with an account representative by calling
800-338-2550.

FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases                         None
Sales Load Imposed on Reinvested Dividends              None
Deferred Sales Load                                     None
Redemption Fees                                         None*
Exchange Fees                                           None
ANNUAL FUND OPERATING EXPENSES (after expense
 reimbursement; as a percentage of average net assets)
Management and Administrative Fees (after
  expense reimbursement)                                None
12b-1 Fees                                              None
Other Expenses (after expense reimbursement)            1.25%
                                                        -----
Total Fund Operating Expenses (after expense
  reimbursement)                                        1.25%
                                                        -----
                                                        -----
-----------
*There is a $3.50 charge for wiring redemption proceeds to your bank.

EXAMPLE.
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; and (2) redemption at the end of each time period:

             1 year    3 years    5 years    10 years
             ------    -------    -------    --------
              $13        $40        $69        $151

The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Fund. The table is based upon actual expenses incurred in the last fiscal year, except that it has been adjusted to reflect changes in the Fund's transfer agency services and fees. From time to time, the Adviser may voluntarily absorb certain expenses of the Fund. Stein Roe has agreed to voluntarily waive its management fee and absorb the expenses of the Fund to the extent that such fees and expenses on an annualized basis exceed 1.25% of its annual average net assets from February 1, 1996 through January 31, 1997, subject to earlier termination by the Adviser on 30 days' notice (previously, Stein Roe had undertaken to reimburse the Fund for expenses in excess of 0.99%). Any such absorption will temporarily lower the Fund's overall expense ratio and increase its overall return to investors. Absent the expense undertaking, Management and Administrative Fees, Other Expenses, and Total Fund Operating Expenses would have been 0.76%, 2.11%, and 2.87%, respectively. (Also see Management of the Fund--Fees and Expenses.)

For purposes of the Example above, the figures assume that the percentage amounts listed for the Fund under Annual Fund Operating Expenses remain the same in each of the periods; that all income dividends and capital gain distributions are reinvested in additional Fund shares; and that, for purposes of management fee breakpoints, net assets remain at the same level as in the most recently completed fiscal year.

The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Example and Fee Table is useful in reviewing the Fund's expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods.

FINANCIAL HIGHLIGHTS

The table below reflects the results of operations of the Fund on a per-share basis for the period shown and has been audited by Arthur Andersen LLP, independent public accountants. The auditors' report was unqualified. The table should be read in conjunction with the Fund's financial statements and notes thereto. The Fund's annual report, which may be obtained from the Trust without charge upon request, contains additional performance information.

                                          Period Ended   Year Ended
                                              Sept. 30,   Sept. 30,
                                                1994 (a)     1995
                                          --------------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD             $10.00     $10.24
                                                 ------     -------
Income from investment operations
Net investment income                              0.03       0.06
Net realized and unrealized gains on investments   0.21       4.07
  Total from investment operations                 0.24       4.13
                                                 ------     -------
Distributions from net investment income             --      (0.08)
                                                 ------     -------
NET ASSET VALUE, END OF PERIOD                   $10.24     $14.29
                                                 ------     -------
                                                 ------     -------
Ratio of net expenses to average net assets (b)  *0.99%      0.99%
Ratio of net investment income to average
 net assets (c)                                  *1.07%      0.47%
Portfolio turnover rate                           **12%        55%
Total return                                    **2.40%     40.58%
Net assets, end of period (000 omitted)          $8,176    $31,401
________________________________
  *Annualized.
**Not annualized.
(a) From commencement of operations on April 29, 1994.
(b) If the Fund had paid all of its expenses and there had been no reimbursement of expenses by the investment adviser, this ratio would have been 4.58% for the period ended September 30, 1994 and 2.87% for the year ended September 30, 1995.
(c) Computed giving effect to the investment adviser's expense limitation undertaking.

THE FUND

STEIN ROE YOUNG INVESTOR FUND (the "Fund") is a no-load, diversified "mutual fund." Mutual funds sell their own shares to investors and use the money they receive to invest in a portfolio of securities such as common stocks. A mutual fund allows you to pool your money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for you to obtain greater diversification of your investments and simplify your recordkeeping. The Fund does not impose commissions or charges when shares are purchased or redeemed.

The Fund is a series of the Stein Roe Investment Trust (the "Trust"), an open-end management investment company, which is authorized to issue shares of beneficial interest in separate series. Each series represents interests in a separate portfolio of securities and other assets, with its own investment objectives and policies.

Stein Roe & Farnham Incorporated ("Stein Roe") provides investment advisory, administrative, and bookkeeping and accounting services to the Fund. Stein Roe also manages and provides investment advisory services for several other no-load mutual funds with different investment objectives, including equity funds, international funds, taxable and tax-exempt bond funds, and money market funds. To obtain prospectuses and other information on any of those mutual funds, please call 800-338-2550.

INVESTMENT POLICIES

The Fund's investment objective is long-term capital appreciation. It seeks to achieve its objective by investing primarily in common stocks and other equity-type securities that, in the opinion of Stein Roe, have long-term appreciation potential.

Under normal circumstances, at least 65% of the Fund's total assets will be invested in securities of companies that, in the opinion of Stein Roe, directly or through one or more subsidiaries, affect the lives of children or teenagers. Such companies may include companies that produce products or services that children or teenagers use, are aware of, or could potentially have an interest in.

Although the Fund invests primarily in common stocks and other equity-type securities (such as preferred stocks, securities convertible into or exchangeable for common stocks, and warrants or rights to purchase common stocks), it may invest up to 35% of its total assets in debt securities. The Fund may invest in securities of smaller emerging companies as well as securities of well-seasoned companies of any size. Smaller companies, however, involve higher risks in that they typically have limited product lines, markets, and financial or management resources. In addition, the securities of smaller companies may trade less frequently and have greater price fluctuation than larger companies, particularly those operating in countries with developing markets. The Fund may also employ investment techniques described elsewhere in this prospectus. (See Risks and Investment Considerations and Fees and Expenses.)

In addition to the Fund's investment objective and policies, the Fund also has an educational objective. The Fund will seek to educate its shareholders by providing educational materials regarding personal finance and investing as well as materials on the Fund and its portfolio holdings.

PORTFOLIO INVESTMENTS AND STRATEGIES

In pursuing its investment objective, the Fund may invest in debt securities.  A debt security is an obligation of a borrower to make payments of principal and interest to the holder of the security.  To the extent the Fund invests in debt securities, such holdings will be subject to interest rate risk and credit risk.
Interest rate risk is the risk that the value of a portfolio will fluctuate in response to changes in interest rates.  Generally, the debt component of a portfolio will tend to decrease in value when interest rates rise and increase in value when interest rates fall. Credit risk is the risk that an issuer will be unable to make principal and interest payments when due. Investments in debt securities are limited to those that are rated within the four highest grades
(generally referred to as "investment grade") assigned by a nationally recognized statistical rating organization. Investments in unrated debt securities are limited to those deemed to be of comparable quality by
Stein Roe.   Securities rated within the fourth highest grade may possess speculative characteristics. If the rating of a security held by the Fund is lost or reduced below investment grade, the Fund is not required to dispose of the security--Stein Roe will, however, consider that fact in determining whether the Fund should continue to hold the security. When Stein Roe considers a temporary defensive position advisable, the Fund may invest without limitation in high-quality fixed income securities, or hold assets in cash or cash equivalents.

The Fund may invest up to 25% of its total assets in foreign securities. (See Risks and Investment Considerations.) In addition to, or in lieu of, such direct investment, the Fund may construct a synthetic foreign position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars; and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments. In connection with the purchase of foreign securities, the Fund may contract to purchase an amount of foreign currency sufficient to pay the purchase price of the securities at the settlement date. Such a contract involves the risk that the value of the foreign currency may decline relative to the value of the dollar prior to the settlement date--this risk is in addition to the risk that the value of the foreign security purchased may decline.

The Fund may make loans of its portfolio securities to broker-dealers and banks and enter into reverse repurchase agreements subject to certain restrictions described in the Statement of Additional Information. The Fund may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons.

Consistent with its objective, the Fund may invest in a broad array of financial instruments and securities, including conventional, exchange-traded and non-exchange-traded options, futures contracts, futures options, forward contracts, securities collateralized by underlying pools of mortgages or other receivables, floating rate instruments, and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, or an interest rate. The Fund does not expect to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.

The successful use of Derivatives depends on Stein Roe's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.

In seeking to achieve its desired investment objective, provide additional revenue, or to hedge against changes in security prices, interest rates or currency fluctuations, the Fund may: (1) purchase and write both call options and put options on securities, indexes and foreign currencies; (2) enter into interest rate, index and foreign currency futures contracts; (3) write options on such futures contracts; and (4) purchase other types of forward or investment contracts linked to individual securities, indexes, or other benchmarks. The Fund may write a call or put option only if the option is covered. As the writer of a covered call option, the Fund foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when the Fund seeks to close out a position. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit.

INVESTMENT RESTRICTIONS

The Fund will not invest more than 5% of its assets in the securities of any one issuer. This restriction applies only to 75% of the Fund's portfolio, but does not apply to securities of the U.S.Government or repurchase agreements for such securities, and would not prevent the Fund from investing all of its assets in shares of another investment company having the identical investment objective.

The Fund will not invest more than 25% of its total assets (at the time of investment) in the securities of companies in any one industry.

The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer. It may, however, invest all of its assets in shares of another investment company having the identical investment objective.

The Fund will not borrow money, except as a temporary measure for extraordinary or emergency purposes. In such a case, the aggregate borrowings at any one time--including any reverse repurchase agreements and dollar rolls--may not exceed 33 1/3% of the Fund's total assets (at market). The Fund will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets.

The Fund may invest in repurchase agreements, /1/ provided that it will not invest more than 5% of its net assets in repurchase agreements maturing in more than seven days, and any other illiquid securities. An investment in illiquid securities could involve relatively greater risks and costs to the Fund.
-----------------
/1/ A repurchase agreement involves a sale of securities to the Fund in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, the Fund could experience both losses and delays in liquidating its collateral.
------------------

The investment restrictions described in the first three paragraphs of this section are fundamental policies and, as such, can be changed only with the approval of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940. The investment objective is non-fundamental and, as such, may be changed by the Board of Trustees without shareholder approval. Any such change may result in the Fund having an investment objective different from the objective the shareholder considered appropriate at the time of investment in the Fund. All of the investment restrictions are set forth in the Statement of Additional Information.

RISKS AND INVESTMENT CONSIDERATIONS

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Fund is designed for long-term investors who desire to participate in the stock market and places an emphasis on companies that appeal to young investors. These investors can accept more investment risk and volatility than the stock market in general but want less investment risk and volatility than aggressive capital appreciation funds. Of course, there can be no guarantee that the Fund will achieve its objective. The Fund is also designed to be a fun, educational experience for young investors and their parents.

While the Fund seeks to reduce risk by investing in a diversified portfolio, diversification does not eliminate all risk. The Fund will not, however, invest more than 25% of the total value of its assets (at the time of investment) in the securities of companies in any one industry. By investing in companies whose products or services appeal to young investors, the Fund emphasizes various consumer goods sectors.

Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time portfolio securities must be held. Accordingly, the portfolio turnover rate may vary significantly from year to year, but is not expected to exceed 100% under normal market conditions. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains and losses. (See Distributions and Income Taxes.) The Fund is not intended to be an income-producing investment, although it may produce income.

Investment in foreign securities may represent a greater degree of risk (including risk related to exchange rate fluctuations, tax provisions, exchange and currency controls, and expropriation of assets) than investment in securities of domestic issuers. Other risks of foreign investing include less complete financial information on issuers, less market liquidity, more market volatility, less developed and regulated markets, and greater political instability. In addition, various restrictions by foreign governments on investments by non-residents may apply, including imposition of exchange controls and withholding taxes on dividends, and seizure or nationalization of investments owned by non-residents. Foreign investments also tend to involve higher transaction and custody costs.

MASTER/FEEDER OPTION.
Rather than investing in securities directly, the Fund may in the future seek to achieve its investment objective by pooling its assets with assets of other mutual funds managed by Stein Roe for investment in another investment company having the same investment objective and substantially the same investment policies and restrictions as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to
reduce costs.   It is expected that any such investment company
would be managed by Stein Roe in substantially the same manner as the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment, although they will not be entitled to vote on the action. Such investment would be made only if the Trustees determine it to be in the best interests of the Fund and its shareholders.

HOW TO PURCHASE SHARES

You may purchase Fund shares by check, by wire, by electronic transfer, or by exchange from your account with another Stein Roe Fund. The initial purchase minimum per Fund account is $2,500; the minimum for Uniform Gifts/Transfers to Minors Act accounts is $1,000; the minimum for accounts established under an automatic investment plan of at least $50 per month (i.e., Regular Investments or the Automatic Exchange Plan) is $100 through June 30, 1996, after which time it will be $500; and the minimum per account for Stein Roe IRAs is $500. The initial purchase minimum is waived for shareholders who participate in the Stein Roe Counselor [SERVICE MARK] and Stein Roe Counselor Preferred [SERVICE MARK] programs and for clients of Stein Roe. Subsequent purchases must be at least $50. (See Shareholder Services.)

BY CHECK.
To make an initial purchase of shares of the Fund by check, please complete and sign the Application and mail it, together with a check made payable to Stein Roe Funds, to P.O. Box 804058,
Chicago, Illinois 60680.

You may make subsequent investments by submitting a check along with either the stub from your Fund account confirmation statement or a note indicating the amount of the purchase, your account number, and the name in which your account is registered. Each individual check submitted for purchase must be at least $50, and the Trust generally will not accept cash, drafts, third party checks, or checks drawn on banks outside the United States.
Should an order to purchase shares of the Fund be cancelled because your check does not clear, you will be responsible for any resulting loss incurred by the Fund.

BY WIRE.
You also may pay for shares by instructing your bank to wire federal funds (monies of member banks within the Federal Reserve System) to the Fund's custodian bank. Your bank may charge you a fee for sending the wire. If you are opening a new account by wire transfer, you must first telephone the Trust to request an account number and furnish your social security or other tax identification number. Neither the Fund nor the Trust will be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Your bank must include the full name(s) in which your account is registered and your Fund account number, and should address its wire as follows:

State Street Bank and Trust Company
ABA Routing No. 011000028
Boston, Massachusetts
Attention:  Custody
Fund No. 7124; Stein Roe Young Investor Fund
Account of (exact name(s) in registration)
Shareholder Account No. ___________

BY ELECTRONIC TRANSFER.
You may also make subsequent investments by an electronic transfer of funds from your bank checking account. Electronic transfer allows you to make purchases at your request ("Special Investments") by calling 800-338-2550 or at pre-scheduled intervals ("Regular Investments"). (See Shareholder Services.) Electronic transfer purchases are subject to a $50 minimum and a $100,000 maximum. You may not open a new account through electronic transfer. Should an order to purchase shares of the Fund be cancelled because your electronic transfer does not clear, you will be responsible for any resulting loss incurred by the Fund.

BY EXCHANGE.
You may purchase shares by exchange of shares from another Stein Roe Fund account either by phone (if the Telephone Exchange Privilege has been established on the account from which the exchange is being made), by mail, in person, or automatically at regular intervals (if you have elected Automatic Exchanges). Restrictions apply; please review the information on the Exchange Privilege under How to Redeem Shares--By Exchange.

PURCHASE PRICE AND EFFECTIVE DATE.
Each purchase of the Fund's shares is made at the Fund's net asset value (see Net Asset Value) next determined after receipt of payment as follows:

A purchase by check or wire transfer is made at the net asset value next determined after the Fund receives the check or wire transfer of funds in payment of the purchase.

A purchase by electronic transfer is made at the net asset value next determined after the Fund receives the electronic transfer from your bank. A Special Electronic Transfer Investment order received by telephone on a business day before 2:00 p.m., Central time, is effective on the next business day.

CONDITIONS OF PURCHASE.
Each purchase order for the Fund must be accepted by an authorized officer of the Trust in Chicago and is not binding until accepted and entered on the books of the Fund. Once your purchase order has been accepted, you may not cancel or revoke it; you may, however, redeem the shares. The Trust reserves the right not to accept any purchase order that it determines not to be in the best interests of the Trust or of the Fund's shareholders. The Trust also reserves the right to waive or lower its investment minimums for any reason.

PURCHASES THROUGH THIRD PARTIES.
You may purchase (or redeem) shares through investment dealers, banks, or other financial institutions. These institutions may charge for their services or place limitations on the extent to which you may use the services offered by the Trust. There are no charges or limitations imposed by the Trust, other than those described in this prospectus, if shares are purchased (or redeemed) directly from the Trust.

Some financial institutions that maintain nominee accounts with the Fund for their clients for whom they hold Fund shares charge an annual fee of up to 0.25% of the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. Such fees are paid by Stein Roe.

HOW TO REDEEM SHARES

BY WRITTEN REQUEST.
You may redeem all or a portion of your shares of the Fund by submitting a written request in "good order" to the Trust at P.O. Box 804058, Chicago, Illinois 60680. A redemption request will be considered to have been received in good order if the following conditions are satisfied:

(1) The request must be in writing, and must indicate the number of shares or dollar amount to be redeemed and identify the shareholder's account number;
(2) The request must be signed by the shareholder(s) exactly as the shares are registered;
(3) The signatures on the written redemption request must be guaranteed (a signature guarantee is not a notarization, but is a widely accepted way to protect you and the Fund by verifying your signature);
(4) The request must include other supporting legal documents as required from organizations, executors, administrators, trustees, or others acting on accounts not registered in their names.

BY EXCHANGE.
You may redeem all or any portion of your Fund shares and use the proceeds to purchase shares of any other Stein Roe Fund offered for sale in your state if your signed, properly completed
Application is on file.

An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss. Before exercising the Exchange Privilege, you should obtain the prospectus for the Stein Roe Fund in which you wish to invest and read it carefully. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the Stein Roe Fund being purchased. An exchange may be made by following the redemption procedure described above under By Written Request and indicating the Stein Roe Fund to be purchased--a signature guarantee normally is not required. (See also the discussion below of the Telephone Exchange Privilege and Automatic Exchanges.)

SPECIAL REDEMPTION PRIVILEGES.
The Telephone Exchange Privilege and the Telephone Redemption by Check Privilege will be established automatically for you when you open your account unless you decline these Privileges on your Application. Other Privileges must be specifically elected. If you do not want the Telephone Exchange and Redemption Privileges, check the box(es) under the section "Telephone Redemption Options" when completing your Application. In addition, a signature guarantee may be required to establish a Privilege after you open your account. If you establish both the Telephone Redemption by Wire Privilege and the Electronic Transfer Privilege, the bank account that you designate for both Privileges must be the same.

The Telephone Redemption by Check Privilege, Telephone Redemption by Wire Privilege, and Special Electronic Transfer Redemptions are not available to redeem shares held by a tax-sheltered retirement plan sponsored by the Adviser. (See also General Redemption Policies.)

Telephone Exchange Privilege. You may use the Telephone Exchange Privilege to exchange an amount of $50 or more from your account by calling 800-338-2550 or by sending a telegram; new accounts opened by exchange are subject to the $2,500 initial purchase minimum. GENERALLY, YOU WILL BE LIMITED TO FOUR TELEPHONE EXCHANGE ROUND-TRIPS PER YEAR AND THE FUND MAY REFUSE REQUESTS FOR TELEPHONE EXCHANGES IN EXCESS OF FOUR ROUND-TRIPS (A ROUND-TRIP BEING THE EXCHANGE OUT OF THE FUND INTO ANOTHER STEIN ROE FUND, AND THEN BACK TO THE FUND). In addition, the Trust's general redemption policies apply to redemptions of shares by Telephone Exchange. (See General Redemption Policies.)

The Trust reserves the right to suspend or terminate, at any time and without prior notice, the use of the Telephone Exchange Privilege by any person or class of persons. The Trust believes that use of the Telephone Exchange Privilege by investors utilizing market-timing strategies adversely affects the Fund. THEREFORE, THE TRUST GENERALLY WILL NOT HONOR REQUESTS FOR TELEPHONE EXCHANGES BY SHAREHOLDERS IDENTIFIED BY THE TRUST AS "MARKET-TIMERS." Moreover, the Trust reserves the right to suspend, limit, modify, or terminate, at any time and without prior notice, the Telephone Exchange Privilege in its entirety. Because such a step would be taken only if the Board of Trustees believes it would be in the best interests of the Fund, the Trust expects that it would provide shareholders with prior written notice of any such action unless the resulting delay in the suspension, limitation, modification, or termination of the Telephone Exchange Privilege would adversely affect the Fund. If the Trust were to suspend, limit, modify, or terminate the Telephone Exchange Privilege, a shareholder expecting to make a Telephone Exchange might find that an exchange could not be processed or that there might be a delay in the implementation of the exchange. (See How to Redeem Shares--By Exchange.) During periods of volatile economic and market conditions, you may have difficulty placing your exchange by telephone.

Automatic Exchanges. You may use the Automatic Exchange Privilege to automatically redeem a fixed amount from your Fund account for investment in another Stein Roe Fund account on a regular basis.

Telephone Redemption by Wire Privilege. You may use this Privilege to redeem shares from your account ($1,000 miminum; $100,000 maximum) by calling 800-338-2550. The proceeds will be transmitted by wire to your account at a commercial bank previously designated by you that is a member of the Federal Reserve System. The fee for wiring proceeds (currently $3.50 per transaction) will be deducted from the amount wired.

Telephone Redemption by Check Privilege. You may use the Telephone Redemption by Check Privilege to redeem an amount of $1,000 or more from your account by calling 800-338-2550. The proceeds will be sent by check to your registered address.

Electronic Transfer Privilege. You may redeem shares by calling 800-338-2550 and requesting an electronic transfer ("Special Redemption") of the proceeds to a checking account previously designated by you at a bank that is a member of the Automated Clearing House. You may also request electronic transfers at scheduled intervals ("Automatic Redemptions"--see Shareholder Services). Electronic transfers are subject to a $50 minimum and a $100,000 maximum. A Special Redemption request received by telephone after 2:00 p.m., Central time, is deemed received on the next business day.

GENERAL REDEMPTION POLICIES.
You may not cancel or revoke your redemption order once instructions have been received and accepted. The Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. Please telephone the Trust if you have any questions about requirements for a redemption before submitting your request. The Trust reserves the right to require a properly completed Application before making payment for shares redeemed.

The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. (See Net Asset Value.) Because the redemption price you receive depends upon the Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares and may result in a realized capital gain or loss.

The Trust will generally mail payment for shares redeemed within seven days after proper instructions are received. However, the Trust normally intends to pay proceeds of a Telephone Redemption paid by wire on the next business day. If you attempt to redeem shares within 15 days after they have been purchased by check or electronic transfer, the Trust may delay payment of the redemption proceeds to you until it can verify that payment for the purchase of those shares has been (or will be) collected. To reduce such delays, the Trust recommends that your purchase be made by federal funds wire through your bank.

Generally, you may not use the Exchange Privilege or any Special
Redemption Privilege to redeem shares purchased by check (other than certified or cashiers' checks) or electronic transfer until 15 days after their date of purchase.

The Trust reserves the right at any time without prior notice to suspend, limit, modify, or terminate any Privilege or its use in any manner by any person or class.

Neither the Trust, its transfer agent, nor their respective officers, trustees, directors, employees, or agents will be responsible for the authenticity of instructions provided under the Privileges, nor for any loss, liability, cost or expense for acting upon instructions furnished thereunder if they reasonably believe that such instructions are genuine. The Fund employs procedures reasonably designed to confirm that instructions communicated by telephone under any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege are genuine. Use of any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege authorizes the Fund and its transfer agent to tape-record all instructions to redeem. In addition, callers are asked to identify the account number and registration, and may be required to provide other forms of identification. Written confirmations of transactions are mailed promptly to the registered address; a legend on the confirmation requests that the shareholder review the transactions and inform the Fund immediately if there is a problem. If the Fund does not follow reasonable procedures for protecting shareholders against loss on telephone transactions, it may be liable for any losses due to unauthorized or fraudulent instructions.

The Trust reserves the right to redeem shares in any account and send the proceeds to the owner if the shares in the account do not have a value of at least $1,000. A shareholder would be notified that his account is below the minimum and would be allowed 30 days to increase the account before the redemption is processed.

Shares in any account you maintain with the Fund or any of the other Stein Roe Funds may be redeemed to the extent necessary to reimburse any Stein Roe Fund for any loss it sustains that is caused by you (such as losses from uncollected checks and electronic transfers for the purchase of shares, or any Stein Roe Fund liability under the Internal Revenue Code provisions on backup withholding).

SHAREHOLDER SERVICES

REPORTING TO SHAREHOLDERS.
You will receive a confirmation statement reflecting each of your purchases and redemptions of shares of the Fund. Shares purchased by reinvestment of dividends, by cross-reinvestment of dividends from another Fund, or through an automatic investment plan will be confirmed to you quarterly. The Trust will send you quarterly materials on the Fund and its portfolio holdings, will send you semiannual and annual reports, and will provide you annually with tax information.

FUNDS-ON-CALL [REGISTERED] 24-HOUR INFORMATION SERVICE.
To access the Stein Roe Funds-on-Call [registered] automated telephone service, just call 800-338-2550 on any touch-tone telephone and follow the recorded instructions. Funds-on-Call [registered] provides yields, prices, latest dividends, account balances, last transaction, and other information 24 hours a day, seven days a week.

FUNDS-ON-CALL [REGISTERED] AUTOMATED TELEPHONE TRANSACTIONS.
If you have established the Funds-on-Call [registered] transaction privilege (Funds-on-Call [registered] Application will be required), you may initiate Special Investments and Redemptions, Telephone Exchanges, and Telephone Redemptions by Check 24 hours a day, seven days a week by calling 800-338-2550 on a touch-tone telephone. These transactions are subject to the terms and conditions of the individual privileges. (See How to Purchase Shares and How to Redeem Shares.)

STEIN ROE COUNSELOR [SERVICE MARK]  PROGRAM.
The Stein Roe Counselor [SERVICE MARK] and Stein Roe Counselor Preferred [SERVICE MARK] programs are professional investment advisory services available to shareholders. These programs are designed to provide investment guidance in helping investors to select a portfolio of Stein Roe Funds. The Stein Roe Counselor Preferred [SERVICE MARK] program, which automatically adjusts client portfolios among the Stein Roe Funds, has a fee of up to 1% of assets.

TAX-SHELTERED RETIREMENT PLAN.
Booklets describing the Individual Retirement Account ("IRA") program and special forms necessary for establishing it are available on request. IRAs are available for employed persons and their non-employed spouses. You may use all of the Stein Roe Funds, except those investing primarily in tax-exempt securities, in the plan. Please read the prospectus for each fund in which you plan to invest before making your investment.

SPECIAL SERVICES.
The following special services are available to shareholders.
Please call 800-338-2550 or write the Trust for additional information and forms.

Dividend Purchase Option--to diversify your Fund investments by having distributions from one Fund account automatically invested in another Stein Roe Fund account. Before establishing this option, you should obtain and read carefully the prospectus of the Stein Roe Fund into which you wish to have your distributions invested. The account from which distributions are made must be of sufficient size to allow each distribution to usually be at least $25.

Automatic Dividend Deposit (electronic transfer)--to have income dividends and capital gain distributions deposited directly into your bank checking account.

Telephone Redemption by Check Privilege ($1,000 minimum) and
Telephone Exchange Privilege ($50 minimum)--established automatically when you open your account unless you decline them on your Application. (See How to Redeem Shares--Special
Redemption Privileges.)

Telephone Redemption by Wire Privilege--to redeem shares from your account by phone and have the proceeds transmitted by wire to your checking account ($1,000 minimum; $100,000 maximum).

Special Redemption Option (electronic transfer)--to redeem shares at any time and have the proceeds deposited directly to your bank checking account ($50 minimum; $100,000 maximum).

Regular Investments (electronic transfer)--to purchase Fund shares at regular intervals directly from your bank checking account ($50 minimum; $100,000 maximum).

Special Investments (electronic transfer)--to purchase Fund shares by telephone and pay for them by electronic transfer of funds from your checking account ($50 minimum; $100,000 maximum).

Automatic Exchange Plan--to automatically redeem a fixed dollar amount from your Fund account and invest it in another Stein Roe
Fund account on a regular basis ($50 minimum; $100,000 maximum).

Automatic Redemptions (electronic transfer)--to have a fixed dollar amount redeemed and sent at regular intervals directly to your bank checking account ($50 minimum; $100,000 maximum).

Systematic Withdrawals--to have a fixed dollar amount, declining balance, or fixed percentage of your account redeemed and sent at regular intervals by check to you or another payee.

NET ASSET VALUE
The purchase and redemption price of the Fund's shares is its net asset value per share. The net asset value of a share of the Fund is determined as of the close of trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., Central time) by dividing the difference between the values of the Fund's assets and liabilities by the number of shares outstanding. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value of the Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Central time.

Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the latest bid quotation. Each over-the-counter security for which the last sale price on the day of valuation is available from NASDAQ is valued at that price.
All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation.

DISTRIBUTIONS AND INCOME TAXES

DISTRIBUTIONS.
Income dividends are normally declared and paid annually. The Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the twelve-month period ended October 31 in that year. The Fund intends to distribute any undistributed net investment income and net realized capital gains in the following year.

All of your income dividends and capital gain distributions will be reinvested in additional shares unless you elect to have distributions either (1) paid by check; (2) deposited by electronic transfer into your bank checking account; (3) applied to purchase shares in your account with another Stein Roe Fund; or
(4) applied to purchase shares in a Stein Roe Fund account of another person. (See Shareholder Services.) Reinvestment into the same Fund account normally occurs one business day after the record date. Investment of distributions into another Stein Roe Fund account occurs on the payable date. If you choose to receive your distributions in cash, your distribution check normally will be mailed approximately 15 days after the record date. The Trust reserves the right to reinvest the proceeds and future distributions in additional Fund shares if checks mailed to you for distributions are returned as undeliverable or are not presented for payment within six months.

INCOME TAXES.
Your distributions will be taxable to you, under income tax law, whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in January but was declared in the prior calendar year is deemed paid in the prior calendar year.

You will be subject to federal income tax at ordinary rates on income dividends and distributions of net short-term capital gain. Distributions of net long-term capital gain will be taxable to you as long-term capital gain regardless of the length of time you have held your shares.

You will be advised annually as to the source of distributions for tax purposes. If you are not subject to tax on your income, you may not be required to pay tax on these amounts.

If you realize a loss on the sale or exchange of Fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gain distributions you have received with respect to those shares.

For federal income tax purposes, the Fund is treated as a separate taxable entity distinct from the other series of the Trust.

This discussion of taxation is not intended to be a full discussion of income tax laws and their effect on shareholders. You may wish to consult your own tax advisor. The foregoing information applies to U.S. shareholders. Foreign shareholders should consult their tax advisors as to the tax consequences of ownership of Fund shares.

BACKUP WITHHOLDING.
The Trust may be required to withhold federal income tax ("backup withholding") from certain payments to you, generally redemption proceeds. Backup withholding may be required if:

- You fail to furnish your properly certified social security or other tax identification number;
- You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income;
- The Internal Revenue Service informs the Trust that your tax identification number is incorrect.

These certifications are contained in the Application that you should complete and return when you open an account. The Fund must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for the Fund to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.

INVESTMENT RETURN

The total return from an investment in the Fund is measured by the distributions received (assuming reinvestment of dividends and capital gains), plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one.

For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

Comparison of the Fund's total return with alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. Of course, past performance is not necessarily indicative of future results.

MANAGEMENT OF THE FUND

TRUSTEES AND ADVISER.
The Board of Trustees of the Trust has overall management responsibility for the Trust and the Fund. See the Statement of Additional Information for the names of and additional information about the trustees and officers. Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing the investment portfolio and the business affairs of the Fund and the Trust, subject to the direction of the Board. Stein Roe is registered as an investment adviser under the Investment Advisers Act of 1940.

Stein Roe (and its predecessor) has advised and managed mutual funds since 1949. Stein Roe is a wholly owned indirect subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.

PORTFOLIO MANAGERS.
The portfolio managers of the Fund are Erik P. Gustafson and David P. Brady, who are vice presidents of Stein Roe and the Trust. Before joining Stein Roe, Mr. Gustafson was an attorney with Fowler, White, Burnett, Hurley, Banick & Strickroot from 1989 to 1992. He holds a B.A. from the University of Virginia (1985) and M.B.A. and J.D. degrees
(1989) from Florida State University. Mr. Brady, who joined Stein Roe in 1993, was an equity investment analyst with State Farm Mutual Automobile Insurance Company from 1986 to 1993. A chartered financial analyst, Mr. Brady earned a B.S. in Finance, graduating Magna Cum Laude, from the University of Arizona in 1986, and an M.B.A. from the University of Chicago in 1989. As of December 31, 1995, Messrs. Gustafson and Brady were responsible for co-managing $554 million and $42 million in mutual fund assets, respectively.

FEES AND EXPENSES.
The Fund's investment advisory agreement with Stein Roe was replaced on September 1, 1995, with an administrative agreement and a management agreement. Under the terminated advisory agreement, the annual fee was .75% of the first $250 million of average net assets, .70% of the next $250 million, and
 .60% thereafter. The new fee schedule calls for a management fee of .60% of the first $500 million, .55% of the next $500 million, and .50% thereafter; and an administrative fee of .20% of the first $500 million, .15% of the next $500 million, and .125% thereafter. For the fiscal year ended September 30, 1995, Stein
Roe reimbursed the Fund $322,803, resulting in a net payment by Stein Roe of $191,821. Please refer to Fee Table for a description of the expense limitation.

Because the Fund also has as an objective being an educational experience for investors, the Fund's non-advisory expenses may be higher than other mutual funds due to regular educational and other reporting to shareholders.

Under a separate agreement with the Trust, Stein Roe provides certain accounting and bookkeeping services to the Fund, including computation of its net asset value and calculation of its net income and capital gains and losses on disposition of Fund assets.

PORTFOLIO TRANSACTIONS.
Stein Roe places the orders for the purchase and sale of portfolio securities and options and futures transactions for the Fund. In doing so, Stein Roe seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

TRANSFER AGENT.
SteinRoe Services Inc. ("SSI"), One South Wacker Drive, Chicago, Illinois 60606, a wholly owned subsidiary of Liberty Financial, is the agent of the Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

DISTRIBUTOR.
The shares of the Fund are offered for sale through Liberty Securities Corporation ("Distributor") without any sales commissions or charges to the Fund or to its shareholders. The Distributor is a wholly owned subsidiary of Liberty Financial.
The business address of the Distributor is 600 Atlantic Avenue, Boston, Massachusetts 02210; however, all Fund correspondence (including purchase and redemption orders) should be mailed to the Trust at P.O. Box 804058, Chicago, Illinois 60680. All distribution and promotional expenses are paid by Stein Roe, including payments to the Distributor for sales of Fund shares.

CUSTODIAN.
State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for the Fund. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members.
(See Custodian in the Statement of Additional Information.)

ORGANIZATION AND DESCRIPTION OF SHARES
The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated January 8, 1987, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, eight series are authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as the Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, the Trust or any particular series shall look only to the assets of the Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, Trustees and officers of the Trust shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Trust was unable to meet its obligations.

The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of the Trust is also believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.

                     [STEIN ROE FUNDS LOGO]

The Stein Roe Funds
Stein Roe Government Reserves Fund
Stein Roe Cash Reserves Fund
Stein Roe Limited Maturity Income Fund
Stein Roe Government Income Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe Municipal Money Market Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Total Return Fund
Stein Roe Growth & Income Fund
Stein Roe Growth Stock Fund
Stein Roe Capital Opportunities Fund
Stein Roe Special Fund
Stein Roe International Fund
Stein Roe Young Investor Fund
Stein Roe Special Venture Fund

P.O. Box 804058
Chicago, Illinois  60680
800-338-2550

In Chicago, visit our Fund Center
at One South Wacker Drive

Liberty Securities Corporation, Distributor
YI296

                                      STEINROE FUNDS LOGO

PROSPECTUS
DEFINED CONTRIBUTION PLANS


STEIN ROE GROWTH & INCOME FUND
(FORMERLY NAMED STEINROE PRIME EQUITIES)
The Fund seeks to provide both growth of capital and current income.


This prospectus relates only to shares of the Fund purchased through eligible employer-sponsored defined contribution plans ("defined contribution plans").

The Fund is a "no-load" fund. There are no sales or redemption charges, and the Fund has no 12b-1 plan. The Fund is a series of the STEIN ROE INVESTMENT TRUST.

This prospectus contains information you should know before investing in the Fund. Please read it carefully and retain it for future reference.

A Statement of Additional Information dated February 1, 1996 containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference.
The Statement of Additional Information and the most recent financial statements may be obtained without charge by writing to the Secretary at P.O. Box 804058, Chicago, IL 60680 or by calling 800-322-1130. The Statement of Additional Information contains information relating to other series of the Stein Roe Investment Trust that may not be available as investment vehicles for your defined contribution plan.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    THE DATE OF THIS PROSPECTUS IS FEBRUARY 1, 1996

           TABLE OF CONTENTS

                            ......  .  Page
Fee Table............................. .2
Financial Highlights.................. .2
The Fund............................. ..3
How the Fund Invests................ ...4
Portfolio Investments and Strategies.. .4
Restrictions on the Fund's Investments  5
Risks and Investment Considerations.. . 6
How to Purchase Shares.............. ...7
How to Redeem Shares .................. 7
Net Asset Value ...................... .7
Distributions and Income Taxes....... ..8
Investment Return................... ...8
Management of the Fund..................9
Organization and Description of Shares.10
For More Information ..................10

__________________________
FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases                  None
Sales Load Imposed on Reinvested Dividends       None
Deferred Sales Load                              None
Redemption Fees                                  None
Exchange Fees                                    None
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)
Management and Administrative Fees               0.75%
12b-1 Fees                                       None
Other Expenses                                   0.40%
                                                 -----
Total Fund Operating Expenses                    1.15%
                                                 -----
                                                 -----
EXAMPLE.
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; and (2) redemption at the end of each time period:

    1 year      3 years      5 years      10 years
    ------      -------      -------      --------
     $12          $37         $63           $140

The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Fund. The Fund's transfer agency fees were changed effective May 1, 1995, and changes in management and administrative fees became effective on September 1, 1995. The above table illustrates expenses that would have been borne by investors in the last fiscal year assuming that the fee changes had been in effect for the entire year. (Also see Management of the Fund--Fees and Expenses.) For purposes of the Example above, the figures assume that the percentage amounts listed for the Fund under Annual Fund Operating Expenses remain the same in each of the periods; that all income dividends and capital gain distributions are reinvested in additional Fund shares; and that, for purposes of management fee breakpoints, the Fund's net assets remain at the same level as in the most recently completed fiscal year. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Example and Fee Table is useful in reviewing the Fund's expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods. These examples do not reflect any charges or expenses related to your employer's plan.
__________________________
FINANCIAL HIGHLIGHTS

The table below reflects the results of operations of the Fund for the periods shown on a per-share basis and has been audited by Arthur Andersen LLP, independent public accountants. All of the auditors' reports were unqualified. This table should be read in conjunction with the Fund's financial statements and notes thereto. The Fund's annual report, which may be obtained from the Trust without charge upon request, contains additional performance information.


                      Period Ended
                       Sept. 30,                             Years Ended September 30,
                        1987 (a)    1988      1989      1990      1991     1992       1993      1994      1995
                        -------    ------    ------    ------    ------   ------     ------    ------    ------
NET ASSET VALUE,
 BEGINNING OF PERIOD     $10.00    $10.49    $ 8.88    $11.34    $10.49   $12.27     $13.42    $14.83    $14.54
                         ------    ------    ------    ------    ------   ------     ------    ------    ------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income      0.05      0.17      0.22      0.26      0.26     0.19       0.17      0.18      0.34
Net realized and
 unrealized gains
 (losses) on investments   0.47     (1.64)     2.46     (0.85)     2.17     1.49       2.16      0.40      2.56
                         ------    ------    ------    ------    ------   ------     ------    ------    ------
  Total from investment
   operations              0.52     (1.47)     2.68     (0.59)     2.43     1.68       2.33      0.58      2.90
                         ------    ------    ------    ------    ------   ------     ------    ------    ------
DISTRIBUTIONS
Net investment income     (0.03)    (0.14)    (0.22)    (0.26)    (0.29)   (0.18)     (0.16)    (0.16)    (0.20)
Net realized capital
  gains                      --        --        --        --     (0.36)   (0.35)     (0.76)    (0.71)    (0.59)
                         ------    ------    ------    ------    ------   ------     ------    ------    ------
  Total distributions     (0.03)    (0.14)    (0.22)    (0.26)    (0.65)   (0.53)     (0.92)    (0.87)    (0.79)
                         ------    ------    ------    ------    ------   ------     ------    ------    ------
NET ASSET VALUE,
 END OF PERIOD           $10.49    $ 8.88    $11.34    $10.49    $12.27   $13.42     $14.83    $14.54    $16.65
                         ------    ------    ------    ------    ------   ------     ------    ------    ------
                         ------    ------    ------    ------    ------   ------     ------    ------    ------
Ratio of net expenses
 to average net
 assets (b)              *1.91%     1.47%     1.24%     1.08%     1.00%     0.97%     0.88%     0.90%     0.96%
Ratio of net investment
 income to average net
 assets (c)              *1.43%     2.03%     2.28%     2.40%     2.27%     1.46%     1.23%     1.18%     1.78%
Portfolio turnover rate     32%      105%       63%       51%       48%       40%       50%       85%       70%
Total return              5.20%   (13.90%)   30.63%    (5.25%)   24.12%    14.00%    17.98%     4.03%    21.12%
Net assets, end of
 period (000 omitted)   $22,863   $23,002   $32,562   $43,446   $54,820   $70,724  $100,365  $129,680  $139,539

*Annualized.
(a)From the commencement of operations on March 23, 1987.
(b)If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this ratio would have been 2.49% for the period ended September 30, 1987
and 1.09% for the year ended September 30, 1990.
(c)Computed giving effect to the Adviser's expense limitation undertaking.
__________________________
THE FUND

STEIN ROE GROWTH & INCOME FUND (the "Fund") is a no-load, diversified "mutual fund." Mutual funds sell their own shares to investors and use the money they receive to invest in a portfolio of securities such as common stocks. A mutual fund allows you to pool your money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for you to obtain greater diversification of your investments and simplify your recordkeeping. The Fund does not impose commissions or charges when shares are purchased or redeemed.

The Fund is a series of the STEIN ROE INVESTMENT TRUST (the "Trust"), an open-end management investment company, which is authorized to issue shares of beneficial interest in separate series. Each series represents interests in a separate portfolio of securities and other assets, with its own investment objectives and policies.

Stein Roe & Farnham Incorporated (the "Adviser") provides investment advisory, administrative, and bookkeeping and accounting services to the Fund. The Adviser also manages several other no-load mutual funds with different investment objectives, including equity funds, international funds, taxable and tax-exempt bond funds, and money market funds. To obtain prospectuses and other information on opening a regular account in any of these mutual funds, please call 800-338-2550.
__________________________
HOW THE FUND INVESTS

The Fund's investment objective is to provide both growth of capital and current income. It is designed for investors seeking a diversified portfolio of securities that offers the opportunity for long-term growth of capital while also providing a steady stream of income.

In seeking to meet this objective, the Fund invests primarily in well-established companies whose common stocks are believed to have both the potential to appreciate in value and to pay dividends to shareholders.

Although it may invest in a broad range of securities (including common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, and warrants or rights to purchase common stocks), normally the Fund will emphasize investments in equity securities of companies having market capitalizations in excess of $1 billion. Securities of these well-established companies are believed to be generally less volatile than those of companies with smaller capitalizations because companies with larger capitalizations tend to have experienced management; broad, highly diversified product lines; deep resources; and easy access to credit.

Further information on portfolio investments and strategies
may be found under Portfolio Investments and Strategies in
this prospectus and in the Statement of Additional
Information.
__________________________
PORTFOLIO INVESTMENTS AND STRATEGIES

DEBT SECURITIES.
In pursuing its investment objective, the Fund may invest in debt securities of corporate and governmental issuers. Investment in debt securities is limited to those that are rated within the four highest grades (generally referred to as investment grade). Securities in the fourth highest grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest and repay principal. If the rating of a security held by the Fund is lost or reduced below investment grade, the Fund is not required to dispose of the security--the Adviser will, however, consider that fact in determining whether the Fund should continue to hold the security. When the Adviser deems a temporary defensive position advisable, the Fund may invest, without limitation, in high-quality fixed income securities, or hold assets in cash or cash equivalents.


FOREIGN SECURITIES.
The Fund may invest in foreign securities. Other than American Depositary Receipts (ADRs), foreign debt securities denominated in U.S. dollars, or securities guaranteed by a U.S. person, the Fund is limited to investing no more than 25% of its total assets in foreign securities. (See Risks and Investment Considerations.) The Fund may invest in sponsored and unsponsored ADRs. In addition to, or in lieu of, such direct investment, the Fund may construct a synthetic foreign position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars; and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments. In connection with the purchase of foreign securities, the Fund may contract to purchase an amount of foreign currency sufficient to pay the purchase price of the securities at the settlement date. Such a contract involves the risk that the value of the foreign currency may decline relative to the value of the dollar prior to the settlement date--this risk is in addition to the risk that the value of the foreign security purchased may decline. The Fund also may enter into foreign currency contracts as a hedging technique to limit or reduce exposure to currency fluctuations. In addition, the Fund may use options and futures contracts, as described below, to limit or reduce exposure to currency fluctuations. As of September 30, 1995, the Fund's holdings of foreign companies, as a percentage of net assets, were 4.4% (1.5% in foreign securities and 2.9% in ADRs).


WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES.
The Fund may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons. The Fund may make loans of its portfolio securities to broker-dealers and banks subject to certain restrictions described in the Statement of Additional Information.

PORTFOLIO TURNOVER
Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time portfolio securities must be held. The turnover rate may vary significantly from year to year. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains and losses. (See Distributions and Income Taxes and Management of the Fund.)

DERIVATIVES.
Consistent with its objective, the Fund may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, futures contracts, futures options, securities collateralized by underlying pools of mortgages or other receivables, floating rate instruments, and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. The Fund does not expect to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.

The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.

In seeking to achieve its desired investment objective, provide additional revenue, or to hedge against changes in security prices, interest rates or currency fluctuations, the Fund may: (1) purchase and write both call options and put options on securities, indexes and foreign currencies; (2) enter into interest rate, index and foreign currency futures contracts; (3) write options on such futures contracts; and
(4) purchase other types of forward or investment contracts linked to individual securities, indexes or other benchmarks. The Fund may write a call or put option only if the option is covered. As the writer of a covered call option, the Fund foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when the Fund seeks to close out a position. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit.
__________________________
RESTRICTIONS ON THE FUND'S INVESTMENTS

The Fund will not invest more than 5% of its assets in the securities of any one issuer. This restriction applies only to 75% of the Fund's portfolio, but does not apply to securities of the U.S. Government or repurchase agreements for such securities, and would not prevent the Fund from investing all of its assets in shares of another investment company having the identical investment objective.

The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer. It may, however, invest all of its assets in shares of another investment company having the identical investment objective.

The Fund will not borrow money, except as a temporary measure for extraordinary or emergency purposes. In such a case, the aggregate borrowings at any one time--including any reverse repurchase agreements and dollar rolls--may not exceed 33 1/3% of the Fund's total assets (at market). The Fund will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets.

The Fund may invest in repurchase agreements,/1/ provided that the Fund will not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days, and any other illiquid securities.

-----------
/1/ A repurchase agreement involves a sale of securities to
the Fund in which the seller agrees to repurchase the
securities at a higher price, which includes an amount
representing interest on the purchase price, within a
specified time.  In the event of bankruptcy of the seller,
the Fund could experience both losses and delays in
liquidating its collateral.
---------------

The policies summarized in the first three paragraphs under this section and the policy with respect to concentration of investments in any one industry described under Risks and Investment Considerations are fundamental policies and, as such, can be changed only with the approval of a "majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940. The Fund's investment objective is non-fundamental and, as such, may be changed by the Board of Trustees without shareholder approval. Any such change may result in the Fund having an investment objective different from the objective the shareholder considered appropriate at the time of investment in the Fund. All of the investment restrictions are set forth in the Statement of Additional Information.
__________________________
RISKS AND INVESTMENT CONSIDERATIONS

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Fund is designed for long-term investors who desire to participate in the stock market with moderate investment risk while seeking
to limit market volatility.   The Fund usually allocates its
investments among a number of different industries rather than concentrating in a particular industry or group of industries. It may, however, under abnormal circumstances, invest up to 25% of net assets in a particular industry or group of industries. There can be no guarantee that the Fund will achieve its objective.

Investment in foreign securities may represent a greater degree of risk (including risk related to exchange rate fluctuations, tax provisions, exchange and currency controls, and expropriation of assets) than investment in securities of domestic issuers. Other risks of foreign investing include less complete financial information on issuers, less market liquidity, more market volatility, less developed and regulated markets, and greater political instability. In addition, various restrictions by foreign governments on investments by non-residents may apply, including imposition of exchange controls and withholding taxes on dividends, and seizure or nationalization of investments owned by non-residents. Foreign investments also tend to involve higher transaction and custody costs.

MASTER FUND/FEEDER FUND OPTION.
Rather than invest in securities directly, the Fund may in the future seek to achieve its investment objective by pooling its assets with assets of other mutual funds managed by the Adviser for investment in another investment company having the same investment objective and substantially the same investment policies and restrictions as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce costs. It is expected that any such investment company would be managed by the Adviser in substantially the same manner as the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment, although they will not be entitled to vote on the action. Such investment would be made only if the Trustees determine it to be in the best interests of the Fund and its shareholders.
__________________________
HOW TO PURCHASE SHARES

All shares must be purchased through your employer's defined contribution plan. For more information about how to purchase shares of the Fund through your employer or limitations on the amount that may be purchased, please consult your employer. Shares are sold to eligible defined contribution plans at the Fund's net asset value (see Net Asset Value) next determined after receipt of payment by the Fund.

Each purchase order for the Fund must be accepted by an authorized officer of the Trust in Chicago and is not binding until accepted and entered on the books of the Fund. Once your purchase order has been accepted, you may not cancel or revoke it; you may, however, redeem the shares. The Trust reserves the right not to accept any purchase order that it determines not to be in the best interest of the Trust or of the Fund's shareholders.

Shares purchased by reinvestment of dividends will be
confirmed quarterly.  All other purchases and redemptions
will be confirmed as transactions occur.
__________________________
HOW TO REDEEM SHARES

Subject to restrictions imposed by your employer's plan, Fund shares may be redeemed any day the New York Stock Exchange is open. For more information about how to redeem your shares of the Fund through your employer's plan, including any charges that may be imposed by the plan, please consult with your employer.

EXCHANGE PRIVILEGE.
Subject to your plan's restrictions, you may redeem all or any portion of your Fund shares and use the proceeds to purchase shares of any other Stein Roe Fund available through your employer's defined contribution plan. (An exchange is commonly referred to as a "transfer.") Before exercising the Exchange Privilege, you should obtain the prospectus for the Stein Roe Fund in which you wish to invest and read it carefully. Contact your plan administrator for instructions on how to exchange your shares or to obtain prospectuses of other Stein Roe Funds available through your plan. The Fund reserves the right to suspend, limit, modify, or terminate the Exchange Privilege or its use in any manner by any person or class; shareholders would be notified of such a change.

GENERAL REDEMPTION POLICIES.
Redemption instructions may not be cancelled or revoked once they have been received and accepted by the Trust. The Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.

The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. (See Net Asset Value.) Because the redemption price you receive depends upon the Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares.
__________________________
NET ASSET VALUE

The purchase and redemption price of the Fund's shares is its net asset value per share. The net asset value of a share of the Fund is determined as of the close of trading on the New York Stock Exchange (currently 3:00 p.m., Central time) by dividing the difference between the values of the Fund's assets and liabilities by the number of shares outstanding. Net asset value will not be determined on days when the Exchange is closed unless, in the judgment of the Board of Trustees, the net asset value of the Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Central time.

Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the latest bid quotation. Each over-the-counter security for which the last sale price on the day of valuation is available from NASDAQ is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation.

Long-term straight-debt obligations are valued at a fair value using a procedure determined in good faith by the Board of Trustees. Pricing services approved by the Board provide valuations (some of which may be "readily available market quotations"). These valuations are reviewed by the Adviser. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the obligation using a method that the Board believes represents fair value. The Board may approve the use of other pricing services and any pricing service used may employ electronic data processing techniques, including a so-called "matrix" system, to determine valuations. Securities convertible into stocks are valued at the latest valuation from a principal market maker. Other assets and securities are valued by a method that the Board believes represents fair value.
__________________________
DISTRIBUTIONS AND INCOME TAXES

DISTRIBUTIONS.
Income dividends are normally declared and paid each calendar quarter. However, because the Fund is required to distribute at least 98% of its net investment income by the end of the calendar year, an additional dividend may be declared near year end. The Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the twelve-month period ended October 31 in that year. The Fund intends to distribute any undistributed net investment income and net realized capital gains in the following year.

The terms of your plan will govern how you may receive distributions from the Fund. Generally, dividend and capital gains distributions will be reinvested in additional shares of the Fund.

INCOME TAXES.
The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gain it distributes. The Fund will distribute substantially all of its ordinary income and net capital gains on a current basis. Generally, Fund distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxed as such. However, distributions by the Fund to employer-sponsored defined contribution plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable through an investment in the Fund) from such a plan. This section is not intended to be a full discussion of income tax laws and their effect on shareholders.
__________________________
INVESTMENT RETURN

The total return from an investment in the Fund is measured by the distributions received (assuming reinvestment), plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one.
For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

Comparison of the Fund's total return with alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. The Fund's total return does not reflect any charges or expenses related to your employer's plan. Of course, past performance is not necessarily indicative of future results.
__________________________
MANAGEMENT OF THE FUND

TRUSTEES AND INVESTMENT ADVISER.
The Board of Trustees of the Trust has overall management responsibility for the Trust and the Fund. See the Statement of Additional Information for the names of and other information about the trustees and officers. The Fund's Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing the Fund's investment portfolio and the business affairs of the Fund and the Trust, subject to the direction of the Board of Trustees. The Adviser is registered as an investment adviser under the Investment Advisers Act.

The Adviser was organized in 1986 to succeed to the business of Stein Roe & Farnham, a partnership that had advised and managed mutual funds since 1949. The Adviser is a wholly owned indirect subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.


PORTFOLIO MANAGERS.
Daniel K. Cantor and Robert A. Christensen have been co-portfolio managers of the Fund since 1995 and 1994, respectively. Mr. Cantor is a senior vice president of the Adviser, which he joined in 1985. A chartered financial analyst, he received a B.A. degree from the University of Rochester in 1981 and an M.B.A. from the Wharton School of the University of Pennsylvania in 1985. Mr. Christensen is a vice-president of the Trust and a senior vice president of the Adviser, and has been associated with the Adviser since 1962. A chartered investment counselor, he received his B.A. degree from Vanderbilt University in 1955 and M.B.A. from Harvard University in 1962. As of December 31, 1995, Messrs. Cantor and Christensen were responsible for managing $152 million and $872 in mutual fund assets, respectively.


FEES AND EXPENSES.
The investment advisory agreement relating to the Fund was replaced on September 1, 1995, with an administrative agreement and a management agreement. Under the terminated advisory agreement, the annual fee, based on average net assets, was .75% of the first $250 million, .70% of the next $250 million, and .60% thereafter. The new contracts call for a monthly management fee based on an annual rate of .60% of the first $500 million, .55% of the next $500 million, and
 .50% thereafter; and a monthly administrative fee based on an annual rate of .15% of the first $500 million, .125% of the next $500 million, and .10% thereafter. For the year ended September 30, 1995, the fees for the Fund amounted to .60% of average net assets.

Under a separate agreement with the Trust, the Adviser provides certain accounting and bookkeeping services to the Fund, including computation of the Fund's net asset value and calculation of its net income and capital gains and losses on disposition of Fund assets.

PORTFOLIO TRANSACTIONS.
The Adviser places the orders for the purchase and sale of portfolio securities and options and futures transactions for the Fund. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

TRANSFER AGENT.
SteinRoe Services Inc., One South Wacker Drive, Chicago,
Illinois 60606, a wholly owned subsidiary of Liberty
Financial, is the agent of the Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

DISTRIBUTOR.
The shares of the Fund are offered for sale through Liberty
Securities Corporation ("Distributor") without any sales commissions or charges to the Fund or to its shareholders.
The Distributor is a wholly owned subsidiary of Liberty
Financial.  The business address of the Distributor is 600
Atlantic Avenue, Boston, Massachusetts 02210; however, all
Fund correspondence (including purchase and redemption orders) should be mailed to the Trust at P.O. Box 804058, Chicago, Illinois 60680. All distribution and promotional expenses are paid by the Adviser, including payments to the Distributor for sales of Fund shares.

CUSTODIAN.
State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for the Fund. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)
__________________________
ORGANIZATION AND DESCRIPTION OF SHARES

The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated January 8, 1987, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, eight series are authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as the Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, the Trust or any particular Fund shall look only to the assets of the Trust or of the respective Fund for payment under such credit, contract or claim, and that the shareholders, Trustees and officers of the Trust shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Trust was unable to meet its obligations.

The risk of a particular Fund incurring financial loss on account of unsatisfied liability of another Fund of the Trust is also believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other Fund was unable to meet its obligations.
__________________________
FOR MORE INFORMATION

Contact a Stein Roe Retirement Plan Representative at 800-
322-1130 for more information about this Fund.
                      ______________________

                                      STEINROE FUNDS LOGO
PROSPECTUS
DEFINED CONTRIBUTION PLANS

STEIN ROE INTERNATIONAL FUND
The Fund seeks long-term growth of capital by investing in a diversified portfolio of foreign securities.

This prospectus relates only to shares of the Fund purchased through eligible employer-sponsored defined contribution plans ("defined contribution plans").

The Fund is a "no-load" fund. There are no sales or redemption charges, and the Fund has no 12b-1 plan. The Fund is a series of the STEIN ROE INVESTMENT TRUST.

This prospectus contains information you should know before investing in the Fund. Please read it carefully and retain it for future reference.

A Statement of Additional Information dated February 1, 1996, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference.
The Statement of Additional Information and the most recent financial statements may be obtained without charge by writing to the Secretary at P.O. Box 804058, Chicago, IL 60680 or by calling 800-322-1130.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE DATE OF THIS PROSPECTUS IS FEBRUARY 1, 1996


           TABLE OF CONTENTS

                            ......  .  Page
Fee Table............................. .2
Financial Highlights.................. .2
The Fund............................. ..3
How the Fund Invests................ ...3
Portfolio Investments and Strategies.. .4
Restrictions on the Fund's Investments  6
Risks and Investment Considerations.. . 7
How to Purchase Shares.............. ...8
How to Redeem Shares .................. 8
Net Asset Value ...................... .9
Distributions and Income Taxes....... ..9
Investment Return................... ..10
Management of the Fund.................10
Organization and Description of Shares.11
For More Information ..................12

__________________________
FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases                  None
Sales Load Imposed on Reinvested Dividends       None
Deferred Sales Load                              None
Redemption Fees                                  None
Exchange Fees                                    None
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)
Management and Administrative Fees               1.00%
12b-1 Fees                                       None
Other Expenses                                   0.65%
                                                 -----
Total Fund Operating Expenses                    1.65%
                                                 -----
                                                 -----

EXAMPLE. You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; and (2) redemption at the end of each time period:

     1 year      3 years      5 years      10 years
     ------      -------      -------      --------
      $17         $52          $90          $195

The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Fund. The information in the table is based upon actual expenses incurred in the last fiscal year, except that it has been adjusted to reflect changes in the Fund's transfer agency services and fees. From time to time, the Adviser may voluntarily absorb certain expenses of the Fund. The Adviser has agreed to voluntarily waive its management fee and absorb the expenses of the Fund to the extent that such fees and expenses on an annualized basis exceed 1.65% of its annual average net assets from May 1, 1995 through January 31, 1997, subject to earlier termination by the Adviser on 30 days' notice. Any such absorption will temporarily lower the Fund's overall expense ratio and increase its overall return to investors. The Fund's expenses were not limited during the period since they did not exceed the limitation. (Also see Management of the Fund--Fees and Expenses.)

For purposes of the Example above, the figures assume that the percentage amounts listed for the Fund under Annual Fund Operating Expenses remain the same in each of the periods and that all income dividends and capital gain distributions are reinvested in additional Fund shares. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Example and Fee Table is useful in reviewing the Fund's expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods. The example does not reflect any charges or expenses related to your employer's plan.
__________________________
FINANCIAL HIGHLIGHTS

The table below reflects the results of operations of the Fund for the period shown on a per-share basis and has been audited by Arthur Andersen LLP, independent public accountants. All of the auditors' reports were unqualified. This table should be read in conjunction with the Fund's financial statements and notes thereto. The Fund's annual report, which may be obtained from the Trust without charge upon request, contains additional performance information.

                                          Period Ended  Year Ended
                                           Sept. 30,     Sept. 30,
                                           1994 (a)        1995
                                          ------------   ---------
NET ASSET VALUE, BEGINNING OF PERIOD           $10.00     $10.61
                                               ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                            0.03       0.12
Net realized and unrealized gains (losses)
  on investments and foreign currency
  transactions                                   0.58      (0.26)
                                               ------     ------
    Total from investment operations             0.61      (0.14)
                                               ------     ------
DISTRIBUTIONS
Net investment income                              --      (0.05)
Net realized capital gains                         --      (0.17)
                                               ------     ------
    Total distributions                            --      (0.22)
                                               ------     ------
NET ASSET VALUE, END OF PERIOD                 $10.61     $10.25
                                               ------     ------
                                               ------     ------
Ratio of net expenses to average net assets    *1.61%      1.59%
Ratio of net investment income to average
 net assets                                    *0.61%      1.41%
Portfolio turnover rate                           48%        59%
Total return                                    6.10%     (1.28%)
Net assets, end of period (000 omitted)       $74,817    $83,020
-----------
*Annualized.
(a) From commencement of operations on March 1, 1994.

__________________________
THE FUND

STEIN ROE INTERNATIONAL FUND (the "Fund") is a no-load, diversified "mutual fund." Mutual funds sell their own shares to investors and use the money they receive to invest in a portfolio of securities such as common stocks. A mutual fund allows you to pool your money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for you to obtain greater diversification of your investments and simplify your recordkeeping. The Fund does not impose commissions or charges when shares are purchased or redeemed.

The Fund is a series of the STEIN ROE INVESTMENT TRUST (the "Trust"), an open-end management investment company, which is authorized to issue shares of beneficial interest in separate series. Each series represents interests in a separate portfolio of securities and other assets, with its own investment objectives and policies.

Stein Roe & Farnham Incorporated (the "Adviser") provides
investment advisory, administrative, and bookkeeping and
accounting services to the Fund.  The Adviser also manages
and provides investment advisory services for several other
no-load mutual funds with different investment objectives,
including equity funds, taxable and tax-exempt bond funds,
and money market funds.  To obtain prospectuses and other
information on opening a regular account in any of these
mutual funds, please call 800-338-2550.
__________________________
HOW THE FUND INVESTS

The Fund invests as described below.   Further information on
portfolio investments and strategies may be found under Portfolio Investments and Strategies in this prospectus and in the Statement of Additional Information.

The Fund's investment objective is to seek long-term growth of capital by investing primarily in a diversified portfolio of foreign securities. Current income is not a primary factor in the selection of portfolio securities. The Fund invests primarily in common stocks and other equity-type securities (such as preferred stocks, securities convertible or exchangeable for common stocks, and warrants or rights to purchase common stocks). The Fund may invest in securities of smaller emerging companies as well as securities of well-seasoned companies of any size. Smaller companies, however, involve higher risks in that they typically have limited product lines, markets, and financial or management resources. In addition, the securities of smaller companies may trade less frequently and have greater price fluctuation than larger companies, particularly those operating in countries with developing markets.

The Fund diversifies its investments among several countries and does not concentrate investments in any particular industry. In pursuing its objective, the Fund varies the geographic allocation and types of securities in which it invests based on the Adviser's continuing evaluation of economic, market, and political trends throughout the world. While the Fund has not established limits on geographic asset distribution, it ordinarily invests in the securities markets of at least three countries outside the United States, including but not limited to Western European countries (such as Belgium, France, Germany, Ireland, Italy, The Netherlands, the countries of Scandinavia, Spain, Switzerland, and the United Kingdom); countries in the Pacific Basin (such as Australia, Hong Kong, Japan, Malaysia, the Philippines, Singapore, and Thailand); and countries in the Americas (such as Argentina, Brazil, Chile, and Mexico).

Under normal market conditions, the Fund will invest at least 65% of its total assets (taken at market value) in foreign securities. If, however, investments in foreign securities appear to be relatively unattractive in the judgment of the Adviser because of current or anticipated adverse political or economic conditions, the Fund may hold cash or invest any portion of its assets in securities of the U.S. Government and equity and debt securities of U.S. companies, as a temporary defensive strategy. To meet liquidity needs, the Fund may also hold cash in domestic and foreign currencies and invest in domestic and foreign money market securities (including repurchase agreements and foreign money market positions).

In the past, the U.S. Government has from time to time imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstated, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such an event, the Fund would review its investment objective and policies to determine whether changes are appropriate.

The Fund may purchase foreign securities in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), or other securities representing underlying shares of foreign issuers. The Fund may invest in sponsored or unsponsored ADRs. (For a description of ADRs and EDRs, see the Statement of Additional Information.)
__________________________
PORTFOLIO INVESTMENTS AND STRATEGIES

DERIVATIVES.
Consistent with its objective, the Fund may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, futures contracts, futures options, forward contracts, securities collateralized by underlying pools of mortgages or other receivables, floating rate instruments, and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. The Fund does not expect to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, futures options, and forward contracts.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.

The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in currency exchange rates, security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.

In seeking to achieve its desired investment objective, provide additional revenue, or to hedge against changes in security prices, interest rates or currency fluctuations, the Fund may: (1) purchase and write both call options and put options on securities, indexes and foreign currencies; (2) enter into interest rate, index and foreign currency futures contracts; (3) write options on such futures contracts; and
(4) purchase other types of forward or investment contracts linked to individual securities, indexes, or other benchmarks. The Fund may write a call or put option only if the option is covered. As the writer of a covered call option, the Fund foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when the Fund seeks to close out a position. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit.

DEBT SECURITIES.
In pursuing its investment objective, the Fund may invest up to 35% of its total assets in debt securities. Investments in debt securities are limited to those that are rated within the four highest grades (generally referred to as "investment grade") assigned by a nationally recognized statistical rating organization. Investments in unrated debt securities are limited to those deemed to be of comparable quality by the Adviser. Securities in the fourth highest grade may possess speculative characteristics. If the rating of a security held by the Fund is lost or reduced below investment grade, the Fund is not required to dispose of the security-- the Adviser will, however, consider that fact in determining whether the Fund should continue to hold the security.

SETTLEMENT TRANSACTIONS.
 When the Fund enters into a contract for the purchase or sale of a foreign portfolio security, it usually is required to settle the purchase transaction in the relevant foreign currency or receive the proceeds of the sale in that currency. In either event, the Fund is obliged to acquire or dispose of an appropriate amount of foreign currency by selling or buying an equivalent amount of U.S. dollars. At or near the time of the purchase or sale of the foreign portfolio security, the Fund may wish to lock in the U.S. dollar value of a transaction at the exchange rate or rates then prevailing between the U.S. dollar and the currency in which the security is denominated. Known as "transaction hedging," this may be accomplished by purchasing or selling such foreign securities on a "spot," or cash, basis. Transaction hedging also may be accomplished on a forward basis, whereby the Fund purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt or delivery at either a specified date or at any time within a specified time period. In so doing, the Fund will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. Similar transactions may be entered into by using other currencies if the Fund seeks to move investments denominated in one currency to investments denominated in another.

CURRENCY HEDGING.
Most of the Fund's portfolio will be invested in foreign securities. As a result, in addition to the risk of change in the market value of portfolio securities, the value of the portfolio in U.S. dollars is subject to fluctuations in the exchange rate between the foreign currencies and the U.S. dollar. When, in the opinion of the Adviser, it is desirable to limit or reduce exposure in a foreign currency to moderate potential changes in the U.S. dollar value of the portfolio, the Fund may enter into a forward currency exchange contract to sell or buy such foreign currency (or another foreign currency that acts as a proxy for that currency)--through the contract, the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. This technique is known as "currency hedging." By locking in a rate of exchange, currency hedging is intended to moderate or reduce the risk of change in the U.S. dollar value of the Fund's portfolio only during the period of the forward contract. Forward contracts usually are entered into with banks and broker-dealers; are not exchange traded; and while they are usually less than one year, may be renewed. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio securities or prevent loss if the price of such securities should decline. In addition, such forward currency exchange contracts will diminish the benefit of the appreciation in the U.S. dollar value of that foreign currency. (For further information on forward foreign currency exchange transactions, see the Statement of Additional Information.)

OTHER TECHNIQUES.
The Fund may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons. The Fund may utilize spot and forward foreign exchange transactions to reduce the risk caused by exchange rate fluctuations between one currency and another when securities are purchased or sold on a when-issued basis. It may also invest in synthetic money market instruments. The Fund may invest in repurchase agreements, provided that it will not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. (See the Statement of Additional Information.)

PORTFOLIO TURNOVER.
Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time portfolio securities must be held. Accordingly, the portfolio turnover rate may vary significantly from year to year, but is not expected to exceed 100% under normal market conditions. Flexibility of investment and emphasis on capital appreciation may involve greater portfolio turnover than that of mutual funds that have the objectives of income or maintenance of a balanced investment position. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains and losses. (See Distributions and Income Taxes.) The Fund is not intended to be an income-producing investment.
__________________________
RESTRICTIONS ON THE FUND'S INVESTMENTS

The Fund will not invest more than 5% of its assets in the securities of any one issuer. This restriction applies only to 75% of the Fund's portfolio, but does not apply to securities of the U.S. Government or repurchase agreements for such securities, and would not prevent the Fund from investing all of its assets in shares of another investment company having the identical investment objective.

The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer. It may, however, invest all of its assets in shares of another investment company having the identical investment objective.

The Fund will not borrow money, except as a temporary measure for extraordinary or emergency purposes. In such a case, the aggregate borrowings at any one time--including any reverse repurchase agreements and dollar rolls--may not exceed 33 1/3% of the Fund's total assets (at market). The Fund will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets.

The Fund may invest in repurchase agreements, /1/ provided that the Fund will not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days, and any other illiquid securities.
-------------
/1/ A repurchase agreement involves a sale of securities to the Fund in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, the Fund could experience both losses and delays in liquidating its collateral.
-------------------------

The policies summarized in the first three paragraphs of this section and the policy with respect to concentration of investments in any one industry described under Risks and Investment Considerations are fundamental policies and, as such, can be changed only with the approval of a "majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940. The Fund's investment objective is non-fundamental and, as such, may be changed by the Board of Trustees without shareholder approval. Any such change may result in the Fund having an investment objective different from the objective the shareholder considered appropriate at the time of investment in the Fund. All of the investment restrictions are set forth in the Statement of Additional Information.

Nothing in the investment restrictions outlined here shall be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of subscription rights distributed to the Fund by the issuer. No such purchase may be made if, as a result, the Fund will no longer be a diversified investment company as defined in the Investment Company Act of 1940 or if the Fund will fail to meet the diversification requirements of the Internal Revenue Code.
__________________________
RISKS AND INVESTMENT CONSIDERATIONS

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Fund is intended for long-term investors who can accept the risks entailed in investing in foreign securities. Of course, there can be no guarantee that the Fund will achieve its objective.

Although the Fund does not attempt to reduce or limit risk through wide industry diversification of investment, the Fund usually allocates its investments among a number of different industries rather than concentrating in a particular industry or group of industries. The Fund will, however, not invest more than 25% of its total assets (at the time of investment) in the securities of companies in any one industry.

FOREIGN INVESTING.
The Fund provides long-term investors with an opportunity to invest a portion of their assets in a diversified portfolio of foreign securities. Non-U.S. investments may be attractive because they increase diversification, as compared to a portfolio comprised solely of U.S. investments. In addition, many foreign economies have, from time to time, grown faster than the U.S. economy, and the returns on investments in these countries have exceeded those of similar U.S. investments--there can be no assurance, however, that these conditions will continue. International diversification allows the Fund and an investor to achieve greater diversification and to take advantage of changes in foreign economies and market conditions.


Investors should understand and consider carefully the greater risks involved in foreign investing. Investing in foreign securities--positions which are generally denominated in foreign currencies--and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in the securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements. These risks are greater for emerging markets.


Although the Fund will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, and other adverse political, social or diplomatic developments that could affect investment in these nations.

The price of securities of small, rapidly growing companies is expected to fluctuate more widely than the general market due to the difficulty in assessing financial prospects of companies developing new products or operating in countries with developing markets.

The strategy for selecting investments will be based on various criteria. A company proposed for investment should have a good market position in a fast-growing segment of the economy, strong management, preferably a leading position in its business, prospects of superior financial returns, ability to self-finance, and securities available for purchase at a reasonable market valuation. Because of the foreign domicile of such companies, however, information on some of the above factors may be difficult, if not impossible, to obtain.

To the extent portfolio securities are issued by foreign issuers or denominated in foreign currencies, the Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. If the dollar falls relative to the Japanese yen, for example, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See the discussion of portfolio and transaction hedging under Portfolio Investments and Strategies.)

MASTER FUND/FEEDER FUND OPTION.
Rather than invest in securities directly, the Fund may in the future seek to achieve its investment objective by pooling its assets with assets of other mutual funds managed by the Adviser for investment in another investment company having the same investment objective and substantially the same investment policies and restrictions as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce costs. It is expected that any such investment company would be managed by the Adviser in substantially the same manner as the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment, although they will not be entitled to vote on the action. Such investment would be made only if the Trustees determine it to be in the best interests of the Fund and its shareholders.
__________________________
HOW TO PURCHASE SHARES

All shares must be purchased through your employer's defined contribution plan. For more information about how to purchase shares of the Fund through your employer or limitations on the amount that may be purchased, please consult your employer. Shares are sold to eligible defined contribution plans at the Fund's net asset value (see Net Asset Value) next determined after receipt of payment by the Fund.

Each purchase order for the Fund must be accepted by an authorized officer of the Trust in Chicago and is not binding until accepted and entered on the books of the Fund. Once your purchase order has been accepted, you may not cancel or revoke it; you may, however, redeem the shares. The Trust reserves the right not to accept any purchase order that it determines not to be in the best interest of the Trust or of the Fund's shareholders.

Shares purchased by reinvestment of dividends will be
confirmed quarterly.  All other purchases and redemptions
will be confirmed as transactions occur.
__________________________
HOW TO REDEEM SHARES

Subject to restrictions imposed by your employer's plan, Fund shares may be redeemed any day the New York Stock Exchange is open. For more information about how to redeem your shares of the Fund through your employer's plan, including any charges that may be imposed by the plan, please consult with your employer.

EXCHANGE PRIVILEGE.
Subject to your plan's restrictions, you may redeem all or any portion of your Fund shares and use the proceeds to purchase shares of any other Stein Roe Fund available through your employer's defined contribution plan. (An exchange is commonly referred to as a "transfer.") Before exercising the Exchange Privilege, you should obtain the prospectus for the Stein Roe Fund in which you wish to invest and read it carefully. Contact your plan administrator for instructions on how to exchange your shares or to obtain prospectuses of other Stein Roe Funds available through your plan. The Fund reserves the right to suspend, limit, modify, or terminate the Exchange Privilege or its use in any manner by any person or class; shareholders would be notified of such a change.

GENERAL REDEMPTION POLICIES.
Redemption instructions may not be cancelled or revoked once they have been received and accepted by the Trust. The Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.

The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. (See Net Asset Value.) Because the redemption price you receive depends upon the Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares.
__________________________
NET ASSET VALUE

The purchase and redemption price of the Fund's shares is its net asset value per share. The net asset value of a share of the Fund is determined as of the close of trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., Central time) by dividing the difference between the values of the Fund's assets and liabilities by the number of shares outstanding. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value of the Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Central time.

In computing the net asset value of the Fund, the values of portfolio securities are generally based upon market quotations. Depending upon local convention or regulation, these market quotations may be the last sale price, last bid or asked price, or the mean between the last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of the Fund's portfolio may be significantly affected on days when shares of the Fund may not be purchased or redeemed.
__________________________
DISTRIBUTIONS AND INCOME TAXES

DISTRIBUTIONS.
Income dividends are normally declared and paid annually. The Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the twelve-month period ended October 31 in that year. The Fund intends to distribute any undistributed net investment income and net realized capital gains in the following year.

The terms of your plan will govern how you may receive distributions from the Fund. Generally, dividend and capital gains distributions will be reinvested in additional shares of the Fund.

U.S. FEDERAL INCOME TAXES.
The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gain it distributes. The Fund will distribute substantially all of its ordinary income and net capital gains on a current basis. Generally, Fund distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxed as such. However, distributions by the Fund to employer-sponsored defined contribution plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable through an investment in the Fund) from such a plan. This section is not intended to be a full discussion of income tax laws and their effect on shareholders.

FOREIGN INCOME TAXES.
Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries will fluctuate and the extent to which tax refunds will be recovered is uncertain. The Fund intends to operate so as to qualify for treaty-reduced tax rates where applicable.

To the extent that the Fund is liable for foreign income taxes withheld at the source, the Fund also intends to operate so as to meet the requirements of the U.S. Internal Revenue Code to "pass through" to the Fund's shareholders foreign income taxes paid, but there can be no assurance that the Fund will be able to do so.

This discussion of U.S. and foreign taxation is not intended to be a full discussion of income tax laws and their effect on shareholders. You may wish to consult your own tax advisor. The foregoing information applies to U.S. shareholders. Foreign shareholders should consult their tax advisors as to the tax consequences of ownership of Fund shares.
__________________________
INVESTMENT RETURN

The total return from an investment in the Fund is measured by the distributions received (assuming reinvestment), plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one.
For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

Comparison of the Fund's total return with alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. The Fund's total return does not reflect any charges or expenses related to your employer's plan. Of course, past performance is not necessarily indicative of future results.
__________________________
MANAGEMENT OF THE FUND

TRUSTEES AND ADVISERS.
The Board of Trustees of the Trust has overall management responsibility for the Trust and the Fund. See the Statement of Additional Information for the names of and additional information about the trustees and officers. The Fund's Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing the Fund, subject to the direction of the Board of Trustees. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.

The Adviser was organized in 1986 to succeed to the business of Stein Roe & Farnham, a partnership that had advised and managed mutual funds since 1949. The Adviser is a wholly owned indirect subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.


PORTFOLIO MANAGERS.
Bruno Bertocci and David P. Harris, co-portfolio managers of the Fund, joined the Adviser in 1995 as senior vice president and vice president, respectively, to create Stein Roe Global Capital Management, a dedicated global and international equity management unit. Messrs. Bertocci and Harris are also employed by Colonial Management Associates, Inc., a subsidiary of Liberty Financial, as vice presidents, effective January, 1996.


Prior to joining the Adviser, Mr. Bertocci was a senior global equity portfolio manager with Rockefeller & Co. ("Rockefeller") from 1983 to 1995. While at Rockefeller, he served as portfolio manager for the Fund, when Rockefeller was the Fund's sub-adviser. Mr. Bertocci managed Rockefeller's London office from 1987 to 1989 and its Hong Kong office from 1989 to 1990. Prior to working at Rockefeller, he served for three years at T. Rowe Price Associates. Mr. Bertocci is a graduate of Oberlin College and holds an M.B.A. from Harvard University.

Mr. Harris was a portfolio manager with Rockefeller from 1990 to 1995. After earning a bachelor's degree from the University of Michigan, he was an actuarial associate for GEICO before returning to school to earn an M.B.A. from Cornell University.

FEES AND EXPENSES.
In return for its services, the Adviser receives a monthly fee from the Fund, computed and accrued daily, at an annual rate of 1% of average net assets. This fee is higher than the fees paid by most mutual funds. Please refer to the Fee Table for a description of the Fund's expense limitation.

Under a separate agreement with the Trust, the Adviser provides certain accounting and bookkeeping services to the Fund, including computation of the Fund's net asset value and calculation of its net income and capital gains and losses on disposition of Fund assets.

PORTFOLIO TRANSACTIONS.
The Adviser places the orders for the purchase and sale of portfolio securities and options and futures transactions for the Fund. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

TRANSFER AGENT.
SteinRoe Services Inc., One South Wacker Drive, Chicago,
Illinois 60606, a wholly owned subsidiary of Liberty
Financial, is the agent of the Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

DISTRIBUTOR.
The shares of the Fund are offered for sale through Liberty
Securities Corporation ("Distributor") without any sales commissions or charges to the Fund or to its shareholders.
The Distributor is a wholly owned subsidiary of Liberty
Financial.  The business address of the Distributor is 600
Atlantic Avenue, Boston, Massachusetts 02210; however, all
Fund correspondence (including purchase and redemption orders) should be mailed to the Trust at P.O. Box 804058, Chicago, Illinois 60680. All distribution and promotional expenses are paid by the Adviser, including payments to the Distributor for sales of Fund shares.

CUSTODIAN.
State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for the Fund. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)
__________________________
ORGANIZATION AND DESCRIPTION OF SHARES

The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated January 8, 1987, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, eight series are authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as the Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, the Trust or any particular series shall look only to the assets of the Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, Trustees and officers of the Trust shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Trust was unable to meet its obligations.

The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of the Trust is also believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.
__________________________
FOR MORE INFORMATION

Contact a Stein Roe Retirement Plan Representative at 800-
322-1130 for more information about this Fund.
                       _____________

                                      STEINROE FUNDS LOGO
PROSPECTUS
DEFINED CONTRIBUTION PLANS

STEIN ROE SPECIAL VENTURE FUND
The Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of entrepreneurially managed companies. The Fund emphasizes investments in financially strong small and medium-sized companies, based principally on management appraisal and stock valuation.

This prospectus relates only to shares of the Fund purchased through eligible employer-sponsored defined contribution plans ("defined contribution plans").

The Fund is a "no-load" fund. There are no sales or redemption charges, and the Fund has no 12b-1 plan. The Fund is a series of the STEIN ROE INVESTMENT TRUST.

This prospectus contains information you should know before investing in the Fund. Please read it carefully and retain it for future reference.

A Statement of Additional Information dated February 1, 1996, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference.
The Statement of Additional Information and the most recent financial statements may be obtained without charge by writing to the Secretary at P.O. Box 804058, Chicago, IL 60680 or by calling 800-322-1130. The Statement of Additional Information contains information relating to other series of the Stein Roe Investment Trust that may not be available as investment vehicles for your defined contribution plan.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

       THE DATE OF THIS PROSPECTUS IS FEBRUARY 1, 1996

           TABLE OF CONTENTS

                            ......  .  Page
Fee Table............................. .2
Financial Highlights.................. .2
The Fund............................. ..3
How the Fund Invests................ ...3
Portfolio Investments and Strategies.. .4
Restrictions on the Fund's Investments  5
Risks and Investment Considerations..  .6
How to Purchase Shares.............. ...7
How to Redeem Shares .................. 7
Net Asset Value ...................... .8
Distributions and Income Taxes....... ..8
Investment Return................... ...8
Management of the Fund..................9
Organization and Description of Shares.10
For More Information ..................10

__________________________
FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases                  None
Sales Load Imposed on Reinvested Dividends       None
Deferred Sales Load                              None
Redemption Fees                                  None
Exchange Fees                                    None
ANNUAL FUND OPERATING EXPENSES
 (after expense reimbursement; as a percentage
  of average net assets)
Management and Administrative Fees               0.48%
12b-1 Fees                                       None
Other Expenses                                   0.77%
                                                 -----
Total Fund Operating Expenses
  (after expense reimbursement)                  1.25%
                                                 -----
                                                 -----

EXAMPLE.
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; and (2) redemption at the end of each time period:

      1 year      3 years      5 years      10 years
      ------      -------      -------      --------
       $13          $40          $69          $151

The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in a Fund. Transfer agency fees were changed effective May 1, 1995. The above table illustrates expenses that would have been borne by investors in the last fiscal year assuming that the fee changes had been in effect for the entire year; since the Fund had less than one year of operation for the reporting period, expenses have been annualized. From time to time, the Adviser may voluntarily absorb certain expenses of the Fund. The Adviser has agreed to voluntarily waive its management fee and absorb the Fund's expenses to the extent that such fees and expenses on an annualized basis exceed 1.25% of its annual average net assets through January 31, 1997, subject to earlier termination by the Adviser on 30 days' notice. Any such absorption will temporarily lower the Fund's overall expense ratio and increase its overall return to investors. Absent such expense undertaking, Management and Administrative Fees and Total Fund Operating Expenses for the Fund would have been 0.90% and 1.67%, respectively.
(Also see Management of the Funds--Fees and Expenses.)

For purposes of the Example above, the figures assume that the percentage amounts listed for the Fund under Annual Fund Operating Expenses remain the same in each of the periods and that all income dividends and capital gain distributions are reinvested in additional Fund shares. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Example and Fee Table is useful in reviewing the Fund's expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods. These examples do not reflect any charges or expenses related to your employer's plan.
__________________________
FINANCIAL HIGHLIGHTS

The table below reflects the results of operations of the Fund for the period shown on a per-share basis and has been audited by Arthur Andersen LLP, independent public accountants. All of the auditors' reports were unqualified. This table should be read in conjunction with the Fund's financial statements and notes thereto. The Fund's annual report, which may be obtained from the Trust without charge upon request, contains additional performance information.

                                                      Period Ended
                                                    Sept. 30, 1995 (a)
                                                    ------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $10.00
                                                           ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                        0.01
Net realized and unrealized gains on investments             2.67
                                                           ------
  Total from investment operations                           2.68
                                                           ------
DISTRIBUTIONS
Net investment income                                       (0.03)
Net realized capital gains                                  (0.05)
                                                           ------
  Total distributions                                       (0.08)
                                                           ------
NET ASSET VALUE, END OF PERIOD                             $12.60
                                                           ------
                                                           ------
Ratio of net expenses to average net assets (b)            *1.25%
Ratio of net investment income to average net assets (c)   *0.12%
Portfolio turnover rate                                       84%
Total return                                               26.96%
Net assets, end of period (000 omitted)                   $60,533
------------
*Annualized.
(a) From the commencement of operations on October 17, 1994 .
(b) If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this ratio would have been 2.87% for the period ended September 30, 1995.
(c) Computed giving effect to the Adviser's expense limitation undertaking.

__________________________
THE FUND

STEIN ROE SPECIAL VENTURE FUND (the "Fund") is a no-load, diversified "mutual fund." Mutual funds sell their own shares to investors and use the money they receive to invest in a portfolio of securities such as common stocks. A mutual fund allows you to pool your money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for you to obtain greater diversification of your investments and simplify your recordkeeping. The Fund does not impose commissions or charges when shares are purchased or redeemed.

The Fund is a series of the STEIN ROE INVESTMENT TRUST (the "Trust"), an open-end management investment company, which is authorized to issue shares of beneficial interest in separate series. Each series represents interests in a separate portfolio of securities and other assets, with its own investment objectives and policies.

Stein Roe & Farnham Incorporated (the "Adviser") provides investment advisory, administrative, and bookkeeping and accounting services to the Fund. The Adviser also manages several other no-load mutual funds with different investment objectives, including equity funds, international funds, taxable and tax-exempt bond funds, and money market funds. To obtain prospectuses and other information on opening a regular account in any of these mutual funds, please call 800-338-2550.
__________________________
HOW THE FUND INVESTS

The Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and other equity-type securities (such as preferred stocks, securities convertible or exchangeable for common stocks, and warrants or rights to purchase common stocks) of entrepreneurially managed companies that the Adviser believes represent special opportunities. The Fund emphasizes investments in financially strong small and medium-sized companies, based principally on management appraisal and stock valuation. The Adviser considers "small" and "medium-sized" companies to be those with market capitalizations of less than $1 billion and $1 to $3 billion, respectively.

In both its initial and ongoing appraisals of a company's management, the Adviser seeks to know both the principal owners and senior management and to assess their business judgment and strategies through personal visits. The Adviser favors companies whose management has an owner/operator, risk-averse orientation and a demonstrated ability to create wealth for investors. Attractive company characteristics include unit growth, favorable cost structures or competitive positions, and financial strength that enables management to execute business strategies under difficult conditions. A company is attractively valued when its stock can be purchased at a meaningful discount to the value of the underlying business. Further information on portfolio investments and strategies may be found under Portfolio Investments and Strategies in this prospectus and in the Statement of Additional Information.


__________________________
PORTFOLIO INVESTMENTS AND STRATEGIES


DEBT SECURITIES.
In pursuing its investment objective, the Fund may invest in debt securities of corporate and governmental issuers. The Fund may invest up to 35% of its net assets in debt securities, but it does not currently intend to invest more than 5% of its net assets in debt securities rated below investment grade. The risks inherent in debt securities depend primarily on the term and quality of the obligations in the Fund's portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities. Securities that are rated below investment grade are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and therefore carry greater investment risk, including the possibility of issuer default and bankruptcy. When the Adviser determines that adverse market or economic conditions exist and considers a temporary defensive position advisable, the Fund may invest without limitation in high-quality fixed income securities or hold assets in cash or cash equivalents.


FOREIGN SECURITIES.
The Fund may invest in foreign securities. Other than American Depositary Receipts (ADRs), foreign debt securities denominated in U.S. dollars, or securities guaranteed by a U.S. person, the Fund is limited to investing no more than 25% of its total assets in foreign securities. (See Risks and Investment Considerations.) The Fund may invest in sponsored and unsponsored ADRs. In addition to, or in lieu of, such direct investment, a Fund may construct a synthetic foreign position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars; and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments. In connection with the purchase of foreign securities, the Fund may contract to purchase an amount of foreign currency sufficient to pay the purchase price of the securities at the settlement date. Such a contract involves the risk that the value of the foreign currency may decline relative to the value of the dollar prior to the settlement date--this risk is in addition to the risk that the value of the foreign security purchased may decline. The Fund also may enter into foreign currency contracts as a hedging technique to limit or reduce exposure to currency fluctuations. In addition, the Fund may use options and futures contracts, as described below, to limit or reduce exposure to currency fluctuations. As of September 30, 1995, the Fund's holdings of foreign companies, as a percentage of net assets, were 4.9% (4.9% in foreign securities and none in ADRs).

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES.
The Fund may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons. The Fund may make loans of its portfolio securities to broker-dealers and banks subject to certain restrictions described in the Statement of Additional Information.

PORTFOLIO TURNOVER
Under normal circumstances, the Fund expects to experience moderate portfolio turnover with an investment time horizon of three to five years. Although the portfolio turnover rate is not expected to exceed 100% under normal market conditions, there are no limitations on the length of time that portfolio securities must be held. Flexibility of investment and emphasis on capital appreciation may involve greater portfolio turnover than that of mutual funds that have the objectives of income or maintenance of a balanced investment position. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains and losses. (See Distributions and Income Taxes.) The Fund is not intended to be an income-producing investment.

DERIVATIVES.
Consistent with its objective, the Fund may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, futures contracts, futures options, securities collateralized by underlying pools of mortgages or other receivables, floating rate instruments, and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. The Fund does not expect to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.

The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.

In seeking to achieve its desired investment objective, provide additional revenue, or to hedge against changes in security prices, interest rates or currency fluctuations, the Fund may: (1) purchase and write both call options and put options on securities, indexes and foreign currencies; (2) enter into interest rate, index and foreign currency futures contracts; (3) write options on such futures contracts; and
(4) purchase other types of forward or investment contracts linked to individual securities, indexes or other benchmarks. The Fund may write a call or put option only if the option is covered. As the writer of a covered call option, the Fund foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when the Fund seeks to close out a position. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit.
__________________________
RESTRICTIONS ON THE FUND'S INVESTMENTS

The Fund will not invest more than 5% of its assets in the securities of any one issuer. This restriction applies only to 75% of the Fund's portfolio, but does not apply to securities of the U.S. Government or repurchase agreements for such securities, and would not prevent the Fund from investing all of its assets in shares of another investment company having the identical investment objective.

The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer. It may, however, invest all of its assets in shares of another investment company having the identical investment objective.

The Fund will not borrow money, except as a temporary measure for extraordinary or emergency purposes. In such a case, the aggregate borrowings at any one time--including any reverse repurchase agreements and dollar rolls--may not exceed 33 1/3% of the Fund's total assets (at market). The Fund will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets.

The Fund may invest in repurchase agreements,/1/ provided that the Fund will not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days, and any other illiquid securities.
-------------
/1/ A repurchase agreement involves a sale of securities to the Fund in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, the Fund could experience both losses and delays in liquidating its collateral.
--------------

The policies summarized in the first three paragraphs of this section and the policy with respect to concentration of investments in any one industry described under Risks and Investment Considerations are fundamental policies and, as such, can be changed only with the approval of a "majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940. The Fund's investment objective is non-fundamental and, as such, may be changed by the Board of Trustees without shareholder approval. Any such change may result in the Fund having an investment objective different from the objective the shareholder considered appropriate at the time of investment in the Fund. All of the investment restrictions are set forth in the Statement of Additional Information.
__________________________
RISKS AND INVESTMENT CONSIDERATIONS

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Fund is designed for long-term investors who want greater return potential than available from the stock market in general, and who are willing to tolerate the greater investment risk and market volatility associated with investments in small and medium-sized companies. Securities of such companies may be subject to greater price volatility than securities of larger companies and tend to have a lower degree of market liquidity. They also may be more sensitive to changes in economic and business conditions, and may react differently than securities of larger companies. In addition, such companies are less well known to the investing public and may not be as widely followed by the investment community. There can be no guarantee that the Fund will achieve its objective.

Debt securities rated in the fourth highest grade may have some speculative characteristics, and changes in economic conditions or other circumstances may lead to a weakened capacity of the issuers of such securities to make principal and interest payments. Securities rated below investment grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest or repay principal.

Although the Fund does not attempt to reduce or limit risk through wide industry diversification of investment, the Fund usually allocates its investments among a number of different industries rather than concentrating in a particular industry or group of industries. The Fund will not invest more than 25% of its total assets (at the time of investment) in the securities of companies in any one industry.

Investment in foreign securities may represent a greater degree of risk (including risk related to exchange rate fluctuations, tax provisions, exchange and currency controls, and expropriation of assets) than investment in securities of domestic issuers. Other risks of foreign investing include less complete financial information on issuers, less market liquidity, more market volatility, less developed and regulated markets, and greater political instability. In addition, various restrictions by foreign governments on investments by non-residents may apply, including imposition of exchange controls and withholding taxes on dividends, and seizure or nationalization of investments owned by non-residents. Foreign investments also tend to involve higher transaction and custody costs.

MASTER FUND/FEEDER FUND OPTION.
Rather than invest in securities directly, the Fund may in the future seek to achieve its investment objective by pooling its assets with assets of other mutual funds managed by the Adviser for investment in another investment company having the same investment objective and substantially the same investment policies and restrictions as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce costs. It is expected that any such investment company would be managed by the Adviser in substantially the same manner as the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment, although they will not be entitled to vote on the action. Such investment would be made only if the Trustees determine it to be in the best interests of the Fund and its shareholders.
__________________________
HOW TO PURCHASE SHARES

All shares must be purchased through your employer's defined contribution plan. For more information about how to purchase shares of the Fund through your employer or limitations on the amount that may be purchased, please consult your employer. Shares are sold to eligible defined contribution plans at the Fund's net asset value (see Net Asset Value) next determined after receipt of payment by the Fund.

Each purchase order for the Fund must be accepted by an authorized officer of the Trust in Chicago and is not binding until accepted and entered on the books of the Fund. Once your purchase order has been accepted, you may not cancel or revoke it; you may, however, redeem the shares. The Trust reserves the right not to accept any purchase order that it determines not to be in the best interest of the Trust or of the Fund's shareholders.

Shares purchased by reinvestment of dividends will be
confirmed quarterly.  All other purchases and redemptions
will be confirmed as transactions occur.
__________________________
HOW TO REDEEM SHARES

Subject to restrictions imposed by your employer's plan, Fund shares may be redeemed any day the New York Stock Exchange is open. For more information about how to redeem your shares of the Fund through your employer's plan, including any charges that may be imposed by the plan, please consult with your employer.

EXCHANGE PRIVILEGE.
Subject to your plan's restrictions, you may redeem all or any portion of your Fund shares and use the proceeds to purchase shares of any other Stein Roe Fund available through your employer's defined contribution plan. (An exchange is commonly referred to as a "transfer.") Before exercising the Exchange Privilege, you should obtain the prospectus for the Stein Roe Fund in which you wish to invest and read it carefully. Contact your plan administrator for instructions on how to exchange your shares or to obtain prospectuses of other Stein Roe Funds available through your plan. The Fund reserves the right to suspend, limit, modify, or terminate the Exchange Privilege or its use in any manner by any person or class; shareholders would be notified of such a change.

GENERAL REDEMPTION POLICIES.
Redemption instructions may not be cancelled or revoked once they have been received and accepted by the Trust. The Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.

The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. (See Net Asset Value.) Because the redemption price you receive depends upon the Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares.
__________________________
NET ASSET VALUE

The purchase and redemption price of the Fund's shares is its net asset value per share. The net asset value of a share of the Fund is determined as of the close of trading on the New York Stock Exchange (currently 3:00 p.m., Central time) by dividing the difference between the values of the Fund's assets and liabilities by the number of shares outstanding. Net asset value will not be determined on days when the Exchange is closed unless, in the judgment of the Board of Trustees, the net asset value of the Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Central time.

Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the latest bid quotation. Each over-the-counter security for which the last sale price on the day of valuation is available from NASDAQ is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation.

Long-term straight-debt obligations are valued at a fair value using a procedure determined in good faith by the Board of Trustees. Pricing services approved by the Board provide valuations (some of which may be "readily available market quotations"). These valuations are reviewed by the Adviser. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the obligation using a method that the Board believes represents fair value. The Board may approve the use of other pricing services and any pricing service used may employ electronic data processing techniques, including a so-called "matrix" system, to determine valuations. Securities convertible into stocks are valued at the latest valuation from a principal market maker. Other assets and securities are valued by a method that the Board believes represents fair value.
__________________________
DISTRIBUTIONS AND INCOME TAXES

DISTRIBUTIONS.
Income dividends are normally declared and paid annually. The Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the twelve-month period ended October 31 in that year. The Fund intends to distribute any undistributed net investment income and net realized capital gains in the following year.

The terms of your plan will govern how you may receive distributions from the Fund. Generally, dividend and capital gains distributions will be reinvested in additional shares of the Fund.


INCOME TAXES.
The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gain it distributes. The Fund will distribute substantially all of its ordinary income and net capital gains on a current basis. Generally, Fund distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxed as such. However, distributions by the Fund to employer-sponsored defined contribution plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable through an investment in the Fund) from such a plan. This section is not intended to be a full discussion of income tax laws and their effect on shareholders.

__________________________
INVESTMENT RETURN

The total return from an investment in the Fund is measured by the distributions received (assuming reinvestment), plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one.
For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

Comparison of the Fund's total return with alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. The Fund's total return does not reflect any charges or expenses related to your employer's plan. Of course, past performance is not necessarily indicative of future results.
__________________________
MANAGEMENT OF THE FUND

TRUSTEES AND INVESTMENT ADVISER.
The Board of Trustees of the Trust has overall management responsibility for the Trust and the Fund. See the Statement of Additional Information for the names of and other information about the trustees and officers. The Fund's Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing the Fund's investment portfolio and the business affairs of the Fund and the Trust, subject to the direction of the Board of Trustees. The Adviser is registered as an investment adviser under the Investment Advisers Act.

The Adviser was organized in 1986 to succeed to the business of Stein Roe & Farnham, a partnership that had advised and managed mutual funds since 1949. The Adviser is a wholly owned indirect subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.


PORTFOLIO MANAGERS.
E. Bruce Dunn and Richard B. Peterson have been co-portfolio managers of the Fund since its inception in 1994. Each is a vice-president of the Trust and a senior vice president of the Adviser. Mr. Dunn has been associated with the Adviser since 1964. He received his A.B. degree from Yale University in 1956 and his M.B.A. from Harvard University in 1958 and is a chartered investment counselor. Mr. Peterson, who began his investment career at Stein Roe & Farnham in 1965 after graduating with a B.A. from Carleton College in 1962 and the Woodrow Wilson School at Princeton University in 1964 with a Masters in Public Administration, rejoined the Adviser in 1991 after 15 years of equity research and portfolio management experience with State Farm Investment Management Corporation. As of December 31, 1995, Messrs. Dunn and Peterson were responsible for co-managing $1.3 billion in mutual fund assets.

FEES AND EXPENSES.
In return for its services, pursuant to an investment advisory agreement with the Trust relating to the Fund, the Adviser receives a monthly fee from the Fund, computed and accrued daily, at an annual rate of 0.90 of 1% of average net assets. This fee is higher than the fees paid by most mutual funds. The fee for the period ended September 30, 1995, after the expense limitation referred to under Fee Table, amounted to 0.48% of average net assets.


Under a separate agreement with the Trust, the Adviser provides certain accounting and bookkeeping services to the Fund, including computation of the Fund's net asset value and calculation of its net income and capital gains and losses on disposition of Fund assets.

PORTFOLIO TRANSACTIONS.
The Adviser places the orders for the purchase and sale of portfolio securities and options and futures transactions for the Fund. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

TRANSFER AGENT.
SteinRoe Services Inc., One South Wacker Drive, Chicago,
Illinois 60606, a wholly owned subsidiary of Liberty
Financial, is the agent of the Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

DISTRIBUTOR.
The shares of the Fund are offered for sale through Liberty
Securities Corporation ("Distributor") without any sales commissions or charges to the Fund or to its shareholders.
The Distributor is a wholly owned subsidiary of Liberty
Financial.  The business address of the Distributor is 600
Atlantic Avenue, Boston, Massachusetts 02210; however, all
Fund correspondence (including purchase and redemption orders) should be mailed to the Trust at P.O. Box 804058, Chicago, Illinois 60680. All distribution and promotional expenses are paid by the Adviser, including payments to the Distributor for sales of Fund shares.

CUSTODIAN.
State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for the Fund. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)
__________________________
ORGANIZATION AND DESCRIPTION OF SHARES

The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated January 8, 1987, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, eight series are authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as the Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, the Trust or any particular Fund shall look only to the assets of the Trust or of the respective Fund for payment under such credit, contract or claim, and that the shareholders, Trustees and officers of the Trust shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Trust was unable to meet its obligations.

The risk of a particular Fund incurring financial loss on account of unsatisfied liability of another Fund of the Trust is also believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other Fund was unable to meet its obligations.

__________________________
FOR MORE INFORMATION

Contact a Stein Roe Retirement Plan Representative at 800-
322-1130 for more information about this Fund.
              ______________________

                                      STEINROE FUNDS LOGO
PROSPECTUS
DEFINED CONTRIBUTION PLANS

STEIN ROE TOTAL RETURN FUND
The Fund seeks to obtain current income and capital appreciation in order to achieve maximum total return consistent with reasonable investment risk through investment in a combination of equity, convertible, and fixed income securities.

This prospectus relates only to shares of the Fund purchased through eligible employer-sponsored defined contribution plans ("defined contribution plans").

The Fund is a "no-load" fund. There are no sales or redemption charges, and the Fund has no 12b-1 plan. The Fund is a series of the STEIN ROE INVESTMENT TRUST.

This prospectus contains information you should know before investing in the Fund. Please read it carefully and retain it for future reference.

A Statement of Additional Information dated February 1, 1996, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference.
The Statement of Additional Information and the most recent financial statements may be obtained without charge by writing to the Secretary at P.O. Box 804058, Chicago, IL 60680 or by calling 800-322-1130. The Statement of Additional Information contains information relating to other series of the Stein Roe Investment Trust that may not be available as investment vehicles for your defined contribution plan.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE DATE OF THIS PROSPECTUS IS FEBRUARY 1, 1996

           TABLE OF CONTENTS

                            ......  .  Page
Fee Table............................. .2
Financial Highlights.................. .2
The Fund............................. ..3
How the Fund Invests................ ...3
Portfolio Investments and Strategies.. .4
Restrictions on the Fund's Investments  5
Risks and Investment Considerations.. . 6
How to Purchase Shares.............. ...7
How to Redeem Shares .................. 7
Net Asset Value ...................... .7
Distributions and Income Taxes....... ..8
Investment Return................... ...8
Management of the Fund..................9
Organization and Description of Shares.10
For More Information ..................10
__________________________
FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases                  None
Sales Load Imposed on Reinvested Dividends       None
Deferred Sales Load                              None
Redemption Fees                                  None
Exchange Fees                                    None
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)
Management and Administrative Fees               0.70%
12b-1 Fees                                       None
Other Expenses                                   0.37%
                                                 -----
Total Fund Operating Expenses                    1.07%
                                                 -----
                                                 -----

EXAMPLE.
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; and (2) redemption at the end of each time period:

      1 year      3 years      5 years      10 years
      ------      -------      -------      --------
       $11         $34          $59          $131

The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Fund. The Fund's transfer agency fees were changed effective May 1, 1995, and changes in management and administrative fees became effective on September 1, 1995. The above table illustrates expenses that would have been borne by investors in the last fiscal year assuming that the fee changes had been in effect for the entire year. For purposes of the Example above, the figures assume that the percentage amounts listed for the Fund under Annual Fund Operating Expenses remain the same in each of the periods, that all income dividends and capital gain distributions are reinvested in additional Fund shares, and that, for purposes of management fee breakpoints, the Fund's net assets remain at the same level as in the most recently completed fiscal year. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Example and Fee Table is useful in reviewing the Fund's expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods. These examples do not reflect any charges or expenses related to your employer's plan.
__________________________
FINANCIAL HIGHLIGHTS

The table below reflects the results of operations of the Fund for the periods shown on a per-share basis. The information for periods after December 31, 1987, has been audited by Arthur Andersen LLP, independent public accountants. All of the auditors' reports were unqualified. This table should be read in conjunction with the Fund's financial statements and notes thereto. The Fund's annual report, which may be obtained from the Trust without charge upon request, contains additional performance information.

                                                    Nine
                                                    Months
                               Years Ended          Ended
                               December 31,        Sept. 30,                     Years Ended September 30,
                          1985     1986     1987     1988     1989     1990      1991      1992      1993     1994       1995
                         ------   ------   ------   ------   ------   ------    ------    ------    ------   ------     ------
NET ASSET VALUE,
 BEGINNING OF PERIOD     $21.37   $25.04   $25.07   $22.25   $22.66   $25.41    $21.68    $26.08    $26.91   $27.57     $25.78
                         ------   ------   ------   ------   ------   ------    ------    ------    ------   ------     ------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income      1.41     1.33     1.32     0.97     1.37     1.28      1.32      1.31      1.26     1.15       1.33
Net realized and
 unrealized gains
 (losses) on investments   3.87     2.75    (1.06)    0.45     3.10    (2.92)     4.85      1.48      2.37    (1.06)      2.22
                         ------   ------   ------   ------   ------   ------    ------    ------    ------   ------     ------
  Total from investment
   operations              5.28     4.08     0.26     1.42     4.47    (1.64)     6.17      2.79      3.63     0.09       3.55
                         ------   ------   ------   ------   ------   ------    ------    ------    ------   ------     ------
DISTRIBUTIONS
Net investment income     (1.42)   (1.35)   (1.63)   (0.90)   (1.34)   (1.36)    (1.26)    (1.34)    (1.30)    (1.17)    (1.23)
Net realized capital
 gains                    (0.19)   (2.70)   (1.45)   (0.11)   (0.38)   (0.73)    (0.51)    (0.62)    (1.67)    (0.71)    (0.28)
                         ------   ------   ------   ------   ------   ------    ------    ------    ------   ------     ------
  Total distributions     (1.61)   (4.05)   (3.08)   (1.01)   (1.72)   (2.09)    (1.77)    (1.96)    (2.97)    (1.88)    (1.51)
                         ------   ------   ------   ------   ------   ------    ------    ------    ------   ------     ------
NET ASSET VALUE,
 END OF PERIOD           $25.04   $25.07   $22.25   $22.66   $25.41   $21.68    $26.08    $26.91    $27.57    $25.78    $27.82
                         ------   ------   ------   ------   ------   ------    ------    ------    ------   ------     ------
                         ------   ------   ------   ------   ------   ------    ------    ------    ------   ------     ------
Ratio of expenses to
 average net assets       0.77%    0.79%    0.80%   *0.87%    0.90%    0.88%     0.87%     0.85%     0.81%     0.83%     0.87%
Ratio of net investment
 income to average net
 assets                   6.30%    5.21%    5.12%   *5.68%    5.83%    5.36%     5.50%     4.94%     4.69%     4.53%     5.14%
Portfolio turnover rate    100%     108%      86%      85%      93%      75%       71%       59%       53%       29%       45%
Total return             25.78%   17.11%    0.74%    6.51%   20.76%   (6.86%)   29.67%    11.13%    14.57%     0.36%    14.49%
Net assets, end of
 period (000 omitted)  $128,676 $149,831 $140,279  134,225 $144,890 $124,592  $150,689  $173,417  $222,292  $229,274  $228,560

--------------
*Annualized.
(a) For the year ended December 31, 1986, the average amount of debt outstanding for the Fund was $2,222, the average number of shares outstanding was 5,506,763, and the average amount of debt outstanding was $0.0004 per share. The Fund had no borrowings outstanding during any other periods.
__________________________
THE FUND

STEIN ROE TOTAL RETURN FUND (the "Fund") is a no-load, diversified "mutual fund." Mutual funds sell their own shares to investors and use the money they receive to invest in a portfolio of securities such as common stocks. A mutual fund allows you to pool your money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for you to obtain greater diversification of your investments and simplify your recordkeeping. The Fund does not impose commissions or charges when shares are purchased or redeemed.

The Fund is a series of the STEIN ROE INVESTMENT TRUST (the "Trust"), an open-end management investment company, which is authorized to issue shares of beneficial interest in separate series. Each series represents interests in a separate portfolio of securities and other assets, with its own investment objectives and policies.

Stein Roe & Farnham Incorporated (the "Adviser") provides investment advisory, administrative, and bookkeeping and accounting services to the Fund. The Adviser also manages several other no-load mutual funds with different investment objectives, including equity funds, international funds, taxable and tax-exempt bond funds, and money market funds. To obtain prospectuses and other information on opening a regular account in any of these mutual funds, please call 800-338-2550.
__________________________
HOW THE FUND INVESTS

The Fund's investment objective is to obtain current income and capital appreciation in order to achieve maximum total return consistent with reasonable investment risk through investment in a combination of equity, fixed income and convertible securities. The percentages of Fund assets invested in various types of securities will vary in accordance with the judgment of the Adviser. There are no limitations on the amount of the Fund's assets that may be allocated to the various types of securities. Generally, the equity portion of the Fund's portfolio will be invested in common stocks that the Adviser believes to have long-term growth possibilities. With respect to the fixed income portion of the portfolio, emphasis is placed on acquiring investment grade securities. Further information on portfolio investments and strategies may be found under Portfolio Investments and Strategies in this prospectus and in the Statement of Additional Information.
__________________________
PORTFOLIO INVESTMENTS AND STRATEGIES

CONVERTIBLE SECURITIES.
By investing in convertible securities, the Fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible, the Adviser will consider substantially the same criteria that would be considered in purchasing the underlying stock. Although convertible securities purchased by the Fund are frequently rated investment grade, the Fund also may purchase unrated securities or securities rated below investment grade if the securities meet the Adviser's other investment criteria. Convertible securities rated below investment grade: (a) tend to be more sensitive to interest rate and economic changes;
(b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities; and
(c) may be more thinly traded due to the fact that such securities are less well known to investors than either common stock or conventional debt securities. As a result, the Adviser's own investment research and analysis tends to be more important than other factors in the purchase of such securities.

DEBT SECURITIES.
In pursuing its investment objective, the Fund may invest in debt securities of corporate and governmental issuers. Investment in debt securities is limited to those that are rated within the four highest grades (generally referred to as investment grade). Securities in the fourth highest grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest and repay principal. If the rating of a security held by the Fund is lost or reduced below investment grade, the Fund is not required to dispose of the security--the Adviser will, however, consider that fact in determining whether the Fund should continue to hold the security. When the Adviser deems a temporary defensive position advisable, the Fund may invest, without limitation, in high-quality fixed income securities, or hold assets in cash or cash equivalents.

FOREIGN SECURITIES.
The Fund may invest in foreign securities. Other than American Depositary Receipts (ADRs), foreign debt securities denominated in U.S. dollars, or securities guaranteed by a U.S. person, the Fund is limited to investing no more than 25% of its total assets in foreign securities. (See Risks and Investment Considerations.) The Fund may invest in sponsored or unsponsored ADRs. In addition to, or in lieu of, such direct investment, a Fund may construct a synthetic foreign position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars; and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments. In connection with the purchase of foreign securities, the Fund may contract to purchase an amount of foreign currency sufficient to pay the purchase price of the securities at the settlement date. Such a contract involves the risk that the value of the foreign currency may decline relative to the value of the dollar prior to the settlement date--this risk is in addition to the risk that the value of the foreign security purchased may decline. The Fund also may enter into foreign currency contracts as a hedging technique to limit or reduce its exposure to currency fluctuations. In addition, the Fund may use options and futures contracts, as described below, to limit or reduce exposure to currency fluctuations. As of September 30, 1995, the Fund's holdings of foreign companies, as a percentage of net assets, were 5.2% (1.0% in foreign securities and 4.2% in ADRs).

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES.
The Fund may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons. The Fund may make loans of its portfolio securities to broker-dealers and banks subject to certain restrictions described in the Statement of Additional Information.

DERIVATIVES.
Consistent with its objective, the Fund may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, futures contracts, futures options, securities collateralized by underlying pools of mortgages or other receivables, floating rate instruments, and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. The Fund does not expect to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.

The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.

In seeking to achieve its desired investment objective, provide additional revenue, or to hedge against changes in security prices, interest rates or currency fluctuations, the Fund may: (1) purchase and write both call options and put options on securities, indexes and foreign currencies; (2) enter into interest rate, index and foreign currency futures contracts; (3) write options on such futures contracts; and
(4) purchase other types of forward or investment contracts linked to individual securities, indexes or other benchmarks. The Fund may write a call or put option only if the option is covered. As the writer of a covered call option, the Fund foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when the Fund seeks to close out a position. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit.

PORTFOLIO TURNOVER.
Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time portfolio securities must be held. The turnover rate may vary significantly from year to year. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains and losses. (See Distributions and Income Taxes and Management of the Fund.)
__________________________
RESTRICTIONS ON THE FUND'S INVESTMENTS

The Fund will not invest more than 5% of its assets in the securities of any one issuer. This restriction applies only to 75% of the Fund's portfolio, but does not apply to securities of the U.S. Government or repurchase agreements for such securities, and would not prevent the Fund from investing all of its assets in shares of another investment company having the identical investment objective.

The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer. It may, however, invest all of its assets in shares of another investment company having the identical investment objective.

The Fund will not borrow money, except as a temporary measure for extraordinary or emergency purposes. In such a case, the aggregate borrowings at any one time--including any reverse repurchase agreements and dollar rolls--may not exceed 33 1/3% of the Fund's total assets (at market). The Fund will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets.

The Fund may invest in repurchase agreements,/1/ provided that the Fund will not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days, and any other illiquid securities.
----------------------
/1/ A repurchase agreement involves a sale of securities to the Fund in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, the Fund could experience both losses and delays in liquidating its collateral.
----------------------

The policies summarized in the first three paragraphs under this section and the policy with respect to concentration of investments in any one industry described under Risks and Investment Considerations are fundamental policies and, as such, can be changed only with the approval of a "majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940. The Fund's investment objective is non-fundamental and, as such, may be changed by the Board of Trustees without shareholder approval. Any such change may result in the Fund having an investment objective different from the objective the shareholder considered appropriate at the time of investment in the Fund. All of the investment restrictions are set forth in the Statement of Additional Information.
__________________________
RISKS AND INVESTMENT CONSIDERATIONS

ALL INVESTMENTS, INCLUDING THOSE IN MUTUAL FUNDS, HAVE RISKS. NO INVESTMENT IS SUITABLE FOR ALL INVESTORS. THE FUND IS DESIGNED FOR LONG-TERM INVESTORS WHO CAN ACCEPT THE FLUCTUATIONS IN PORTFOLIO VALUE AND OTHER RISKS ASSOCIATED WITH SEEKING LONG-TERM CAPITAL APPRECIATION THROUGH
INVESTMENTS IN SECURITIES.   The Fund usually allocates its
investments among a number of different industries rather than concentrating in a particular industry or group of industries; however, under abnormal circumstances, it may invest up to 25% of net assets in a particular industry or group of industries. There can be no guarantee that the Fund will achieve its objective.

Investment in foreign securities may represent a greater degree of risk (including risk related to exchange rate fluctuations, tax provisions, exchange and currency controls, and expropriation of assets) than investment in securities of domestic issuers. Other risks of foreign investing include less complete financial information on issuers, less market liquidity, more market volatility, less developed and regulated markets, and greater political instability. In addition, various restrictions by foreign governments on investments by non-residents may apply, including imposition of exchange controls and withholding taxes on dividends, and seizure or nationalization of investments owned by non-residents. Foreign investments also tend to involve higher transaction and custody costs.

MASTER FUND/FEEDER FUND OPTION.
Rather than invest in securities directly, the Fund may in the future seek to achieve its investment objective by pooling its assets with assets of other mutual funds managed by the Adviser for investment in another investment company having the same investment objective and substantially the same investment policies and restrictions as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce costs. It is expected that any such investment company would be managed by the Adviser in substantially the same manner as the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment, although they will not be entitled to vote on the action. Such investment would be made only if the Trustees determine it to be in the best interests of the Fund and its shareholders.
__________________________
HOW TO PURCHASE SHARES

All shares must be purchased through your employer's defined contribution plan. For more information about how to purchase shares of the Fund through your employer or limitations on the amount that may be purchased, please consult your employer. Shares are sold to eligible defined contribution plans at the Fund's net asset value (see Net Asset Value) next determined after receipt of payment by the Fund.

Each purchase order for the Fund must be accepted by an authorized officer of the Trust in Chicago and is not binding until accepted and entered on the books of the Fund. Once your purchase order has been accepted, you may not cancel or revoke it; you may, however, redeem the shares. The Trust reserves the right not to accept any purchase order that it determines not to be in the best interest of the Trust or of the Fund's shareholders.

Shares purchased by reinvestment of dividends will be
confirmed quarterly.  All other purchases and redemptions
will be confirmed as transactions occur.
__________________________
HOW TO REDEEM SHARES

Subject to restrictions imposed by your employer's plan, Fund shares may be redeemed any day the New York Stock Exchange is open. For more information about how to redeem your shares of the Fund through your employer's plan, including any charges that may be imposed by the plan, please consult with your employer.

EXCHANGE PRIVILEGE.
Subject to your plan's restrictions, you may redeem all or any portion of your Fund shares and use the proceeds to purchase shares of any other Stein Roe Fund available through your employer's defined contribution plan. (An exchange is commonly referred to as a "transfer.") Before exercising the Exchange Privilege, you should obtain the prospectus for the Stein Roe Fund in which you wish to invest and read it carefully. Contact your plan administrator for instructions on how to exchange your shares or to obtain prospectuses of other Stein Roe Funds available through your plan. The Fund reserves the right to suspend, limit, modify, or terminate the Exchange Privilege or its use in any manner by any person or class; shareholders would be notified of such a change.

GENERAL REDEMPTION POLICIES.
Redemption instructions may not be cancelled or revoked once they have been received and accepted by the Trust. The Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.

The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. (See Net Asset Value.) Because the redemption price you receive depends upon the Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares.
__________________________
NET ASSET VALUE

The purchase and redemption price of the Fund's shares is its net asset value per share. The net asset value of a share of the Fund is determined as of the close of trading on the New York Stock Exchange (currently 3:00 p.m., Central time) by dividing the difference between the values of the Fund's assets and liabilities by the number of shares outstanding. Net asset value will not be determined on days when the Exchange is closed unless, in the judgment of the Board of Trustees, the net asset value of the Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Central time.

Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the latest bid quotation. Each over-the-counter security for which the last sale price on the day of valuation is available from NASDAQ is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation.

Long-term straight-debt obligations are valued at a fair value using a procedure determined in good faith by the Board of Trustees. Pricing services approved by the Board provide valuations (some of which may be "readily available market quotations"). These valuations are reviewed by the Adviser. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the obligation using a method that the Board believes represents fair value. The Board may approve the use of other pricing services and any pricing service used may employ electronic data processing techniques, including a so-called "matrix" system, to determine valuations. Securities convertible into stocks are valued at the latest valuation from a principal market maker. Other assets and securities are valued by a method that the Board believes represents fair value.
__________________________
DISTRIBUTIONS AND INCOME TAXES

DISTRIBUTIONS.
Income dividends are normally declared and paid each calendar quarter. However, because the Fund is required to distribute at least 98% of its net investment income by the end of the calendar year, an additional dividend may be declared near year end. The Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the twelve-month period ended October 31 in that year. The Fund intends to distribute any undistributed net investment income and net realized capital gains in the following year.

The terms of your plan will govern how you may receive distributions from the Fund. Generally, dividend and capital gains distributions will be reinvested in additional shares of the Fund.

INCOME TAXES.
The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gain it distributes. The Fund will distribute substantially all of its ordinary income and net capital gains on a current basis. Generally, Fund distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxed as such. However, distributions by the Fund to employer-sponsored defined contribution plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable through an investment in the Fund) from such a plan. This section is not intended to be a full discussion of income tax laws and their effect on shareholders.
__________________________
INVESTMENT RETURN

The total return from an investment in the Fund is measured by the distributions received (assuming reinvestment), plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one.
For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

Comparison of the Fund's total return with alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. The Fund's total return does not reflect any charges or expenses related to your employer's plan. Of course, past performance is not necessarily indicative of future results.
__________________________
MANAGEMENT OF THE FUND

TRUSTEES AND INVESTMENT ADVISER.
The Board of Trustees of the Trust has overall management responsibility for the Trust and the Fund. See the Statement of Additional Information for the names of and other information about the trustees and officers. The Fund's Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing the Fund's investment portfolio and the business affairs of the Fund and the Trust, subject to the direction of the Board of Trustees. The Adviser is registered as an investment adviser under the Investment Advisers Act.

The Adviser was organized in 1986 to succeed to the business of Stein Roe & Farnham, a partnership that had advised and managed mutual funds since 1949. The Adviser is a wholly owned indirect subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.


PORTFOLIO MANAGERS.
Robert A. Christensen and Lynn C. Maddox are co-portfolio managers of the Fund. Mr. Christensen has been portfolio manager since 1981, and Mr. Maddox became co-portfolio manager in 1995. Mr. Christensen is a vice-president of the Trust and a senior vice president of the Adviser, and has been associated with the Adviser since 1962. A chartered investment counselor, he received his B.A. degree from Vanderbilt University in 1955 and M.B.A. from Harvard University in 1962. Mr. Maddox joined the Adviser in 1971 and is a senior vice president. He received a B.S. from the Georgia Institute of Technology in 1964 and an M.B.A. from Indiana University in 1971. As of December 31, 1995, Messrs. Christensen and Maddox were responsible for co-managing $872 million and $227 million in mutual fund assets, respectively. William Garrison is associate portfolio manager of the Fund. Mr. Garrison joined the Adviser in 1989. He received his A.B. from Princeton University in 1988.


FEES AND EXPENSES.
The investment advisory agreement relating to the Fund was replaced on September 1, 1995, with an administrative agreement and a management agreement. Under the terminated advisory agreement, the annual fee, based on average net assets, was .625% of the first $100 million and .50% above that amount. The new contracts call for a monthly management fee based on an annual rate of .55% of the first $500 million, .50% of the next $500 million, and .45% thereafter; and a monthly administrative fee based on an annual rate of
 .15% of the first $500 million, .125% of the next $500 million, and .10% thereafter. For the year ended September 30, 1995, the fees for the Fund amounted to .57% of average net assets.

Under a separate agreement with the Trust, the Adviser provides certain accounting and bookkeeping services to the Fund, including computation of the Fund's net asset value and calculation of its net income and capital gains and losses on disposition of Fund assets.

PORTFOLIO TRANSACTIONS.
The Adviser places the orders for the purchase and sale of portfolio securities and options and futures transactions for the Fund. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

TRANSFER AGENT.
SteinRoe Services Inc., One South Wacker Drive, Chicago,
Illinois 60606, a wholly owned subsidiary of Liberty
Financial, is the agent of the Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

DISTRIBUTOR.
The shares of the Fund are offered for sale through Liberty
Securities Corporation ("Distributor") without any sales commissions or charges to the Fund or to its shareholders.
The Distributor is a wholly owned subsidiary of Liberty
Financial.  The business address of the Distributor is 600
Atlantic Avenue, Boston, Massachusetts 02210; however, all
Fund correspondence (including purchase and redemption orders) should be mailed to the Trust at P.O. Box 804058, Chicago, Illinois 60680. All distribution and promotional expenses are paid by the Adviser, including payments to the Distributor for sales of Fund shares.

CUSTODIAN.
State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for the Fund. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)
__________________________
ORGANIZATION AND DESCRIPTION OF SHARES

The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated January 8, 1987, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, eight series are authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as the Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, the Trust or any particular Fund shall look only to the assets of the Trust or of the respective Fund for payment under such credit, contract or claim, and that the shareholders, Trustees and officers of the Trust shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Trust was unable to meet its obligations.

The risk of a particular Fund incurring financial loss on account of unsatisfied liability of another Fund of the Trust is also believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other Fund was unable to meet its obligations.
__________________________
FOR MORE INFORMATION

Contact a Stein Roe Retirement Plan Representative at 800-
322-1130 for more information about this Fund.
                        _________________

                                      STEINROE FUNDS LOGO
PROSPECTUS
DEFINED CONTRIBUTION PLANS

STEIN ROE GROWTH STOCK FUND
The Fund seeks long-term capital appreciation by investing in common stock and other equity-type securities.

This prospectus relates only to shares of the Fund purchased through eligible employer-sponsored defined contribution plans ("defined contribution plans").

The Fund is a "no-load" fund. There are no sales or redemption charges, and the Fund has no 12b-1 plan. The Fund is a series of the STEIN ROE INVESTMENT TRUST.

This prospectus contains information you should know before investing in the Fund. Please read it carefully and retain it for future reference.

A Statement of Additional Information dated February 1, 1996, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference.
The Statement of Additional Information and the most recent financial statements may be obtained without charge by writing to the Secretary at P.O. Box 804058, Chicago, IL 60680 or by calling 800-322-1130. The Statement of Additional Information contains information relating to other series of the Stein Roe Investment Trust that may not be available as investment vehicles for your defined contribution plan.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE DATE OF THIS PROSPECTUS IS FEBRUARY 1, 1996

           TABLE OF CONTENTS

                            ......  .  Page
Fee Table............................. .2
Financial Highlights.................. .2
The Fund............................. ..3
How the Fund Invests................ ...4
Portfolio Investments and Strategies.. .4
Restrictions on the Fund's Investments  5
Risks and Investment Considerations.. . 6
How to Purchase Shares.............. ...6
How to Redeem Shares .................. 7
Net Asset Value ...................... .7
Distributions and Income Taxes....... ..8
Investment Return................... ...8
Management of the Fund..................8
Organization and Description of Shares. 9
For More Information ..................10
__________________________
FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases                  None
Sales Load Imposed on Reinvested Dividends       None
Deferred Sales Load                              None
Redemption Fees                                  None
Exchange Fees                                    None
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)
Management and Administrative Fees               0.75%
12b-1 Fees                                       None
Other Expenses                                   0.33%
                                                 -----
Total Fund Operating Expenses                    1.08%
                                                 -----
                                                 -----

EXAMPLE.
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; and (2) redemption at the end of each time period:

     1 year      3 years      5 years      10 years
     ------      -------      -------      ---------
      $11         $34           $60         $132

The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Fund. The Fund's transfer agency fees were changed effective May 1, 1995, and changes in management and administrative fees became effective on September 1, 1995. The above table illustrates expenses that would have been borne by investors in the last fiscal year assuming that the fee changes had been in effect for the entire year. For purposes of the Example above, the figures assume that the percentage amounts listed for the Fund under Annual Fund Operating Expenses remain the same in each of the periods; that all income dividends and capital gain distributions are reinvested in additional Fund shares; and that, for purposes of management fee breakpoints, the Fund's net assets remain at the same level as in the most recently completed fiscal year. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Example and Fee Table is useful in reviewing the Fund's expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods. These examples do not reflect any charges or expenses related to your employer's plan.
__________________________
FINANCIAL HIGHLIGHTS

The table below reflects the results of operations of the Fund for the periods shown on a per-share basis and has been audited by Arthur Andersen LLP, independent public accountants. All of the auditors' reports were unqualified. This table should be read in conjunction with the Fund's financial statements and notes thereto. The Fund's annual report, which may be obtained from the Trust without charge upon request, contains additional performance information.

                                                         Nine
                                                         Months
                                    Years Ended          Ended
                                    December 31,         Sept. 30,                       Years Ended September 30,
                             1985      1986      1987      1988       1989    1990     1991     1992     1993     1994    1995
                            ------    ------    ------    ------    ------   ------   ------   ------   ------   ------  ------
NET ASSET VALUE,
 BEGINNING OF PERIOD        $14.04    $17.43    $16.97    $14.67    $14.60   $19.05   $17.90   $22.79   $24.65   $24.89  $23.58
                            ------    ------    ------    ------    ------   ------   ------   ------   ------   ------  ------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income         0.31      0.26      0.24      0.19      0.34     0.39     0.33     0.18     0.15     0.13    0.12
Net realized and
 unrealized gains (losses)
 on investments               3.38      2.75      0.46     (0.11)     4.51    (1.17)    5.90     3.01     1.14     0.41    5.60
                            ------    ------    ------    ------    ------   ------   ------   ------   ------   ------  ------
  Total from investment
   operations                 3.69      3.01      0.70      0.08      4.85    (0.78)    6.23     3.19     1.29     0.54    5.72
                            ------    ------    ------    ------    ------   ------   ------   ------   ------   ------  ------
DISTRIBUTIONS
Net investment income        (0.30)    (0.25)    (0.29)    (0.15)    (0.34)   (0.37)   (0.42)   (0.16)   (0.10)   (0.12)  (0.15)
Net realized capital gains      --     (3.22)    (2.71)       --     (0.06)      --    (0.92)   (1.17)   (0.95)   (1.73)  (3.02)
                            ------    ------    ------    ------    ------   ------   ------   ------   ------   ------  ------
  Total distributions        (0.30)    (3.47)    (3.00)    (0.15)    (0.40)   (0.37)   (1.34)   (1.33)   (1.05)   (1.85)  (3.17)
                            ------    ------    ------    ------    ------   ------   ------   ------   ------   ------  ------
NET ASSET VALUE,
 END OF PERIOD              $17.43    $16.97    $14.67    $14.60    $19.05   $17.90   $22.79   $24.65   $24.89   $23.58   $26.13
                            ------    ------    ------    ------    ------   ------   ------   ------   ------   ------  ------
                            ------    ------    ------    ------    ------   ------   ------   ------   ------   ------  ------
Ratio of expenses to
 average net assets          0.67%     0.67%     0.65%    *0.76%     0.77%    0.73%    0.79%    0.92%    0.93%    0.94%    0.99%
Ratio of net investment
 income to average net
 assets                      1.89%     1.34%     1.25%    *1.62%     2.05%    2.03%    1.63%    0.75%    0.59%    0.50%    0.56%
Portfolio turnover rate       114%      137%      143%       84%       47%      40%      34%      23%      29%      27%      36%
Total return                26.35%    16.91%     5.57%     0.54%    33.86%   (4.17%)  36.64%   14.37%    5.09%    2.10%   28.18%
Net assets, end
 of period (000 omitted)  $224,371  $226,604  $232,658  $195,641  $206,476 $206,031 $291,767 $372,758 $373,921 $321,502 $360,336

------------
*Annualized
(a) For the periods indicated below, bank borrowing activity was as follows:

             Debt
             outstanding  Average debt    Average shares   Average
             at end of    outstanding     outstanding      debt per
Period       period (in   during period   during period    during
Ended        thousands)   (in thousands)  (in thousands)   period
------------ -----------  ------------   --------------   --------
  12/31/85        --            5           13,977         0.0004
  9/30/89         --          124           11,745         0.0106

     The Fund had no bank borrowings during any other periods.
__________________________
THE FUND

STEIN ROE GROWTH STOCK FUND (the "Fund") is a no-load, diversified "mutual fund." Mutual funds sell their own shares to investors and use the money they receive to invest in a portfolio of securities such as common stocks. A mutual fund allows you to pool your money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for you to obtain greater diversification of your investments and simplify your recordkeeping. The Fund does not impose commissions or charges when shares are purchased or redeemed.

The Fund is a series of the STEIN ROE INVESTMENT TRUST (the "Trust"), an open-end management investment company, which is authorized to issue shares of beneficial interest in separate series. Each series represents interests in a separate portfolio of securities and other assets, with its own investment objectives and policies.

Stein Roe & Farnham Incorporated (the "Adviser") provides investment advisory, administrative, and accounting and bookkeeping services to the Fund. The Adviser also manages several other no-load mutual funds with different investment objectives, including equity funds, international funds, taxable and tax-exempt bond funds, and money market funds. To obtain prospectuses and other information on opening a regular account in any of these mutual funds, please call 800-338-2550.
__________________________
HOW THE FUND INVESTS


The Fund's investment objective is long-term capital appreciation, which it attempts to achieve by normally investing at least 65% of its total assets in common stock and other equity-type securities (such as preferred stocks, securities convertible into or exchangeable for common stocks, and warrants or rights to purchase common stocks) that, in the opinion of the Adviser, have long-term appreciation possibilities.

Further information on portfolio investments and strategies may be found under Portfolio Investments and Strategies in this prospectus and in the Statement of Additional
Information.

__________________________
PORTFOLIO INVESTMENTS AND STRATEGIES


DEBT SECURITIES.
In pursuing its investment objective, the Fund may invest up to 35% of its total assets in debt securities of corporate and governmental issuers. Investment in debt securities is limited to those that are rated within the four highest grades (generally referred to as investment grade). Securities in the fourth highest grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest and repay principal. If the rating of a security held by the Fund is lost or reduced below investment grade, the Fund is not required to dispose of the security-- the Adviser will, however, consider that fact in determining whether the Fund should continue to hold the security. When the Adviser deems a temporary defensive position advisable, the Fund may invest, without limitation, in high-quality fixed income securities, or hold assets in cash or cash equivalents.


FOREIGN SECURITIES.
The Fund may invest in foreign securities. Other than American Depositary Receipts (ADRs), foreign debt securities denominated in U.S. dollars, or securities guaranteed by a U.S. person, the Fund is limited to investing no more than 25% of its total assets in foreign securities. (See Risks and Investment Considerations.) The Fund may invest in sponsored or unsponsored ADRs. In addition to, or in lieu of, such direct investment, a Fund may construct a synthetic foreign position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars; and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments. In connection with the purchase of foreign securities, the Fund may contract to purchase an amount of foreign currency sufficient to pay the purchase price of the securities at the settlement date. Such a contract involves the risk that the value of the foreign currency may decline relative to the value of the dollar prior to the settlement date--this risk is in addition to the risk that the value of the foreign security purchased may decline. The Fund also may enter into foreign currency contracts as a hedging technique to limit or reduce exposure to currency fluctuations. In addition, the Fund may use options and futures contracts, as described below, to limit or reduce exposure to currency fluctuations. As of September 30, 1995, the Fund's holdings of foreign companies, as a percentage of net assets, were 6.3% (1.2% in foreign securities and 5.1% in ADRs).

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES.
The Fund may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons. The Fund may make loans of its portfolio securities to broker-dealers and banks subject to certain restrictions described in the Statement of Additional Information.

DERIVATIVES
Consistent with its objective, the Fund may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, futures contracts, futures options, securities collateralized by underlying pools of mortgages or other receivables, floating rate instruments, and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. The Fund does not expect to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.

The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.

In seeking to achieve its desired investment objective, provide additional revenue, or to hedge against changes in security prices, interest rates or currency fluctuations, the Fund may: (1) purchase and write both call options and put options on securities, indexes and foreign currencies; (2) enter into interest rate, index and foreign currency futures contracts; (3) write options on such futures contracts; and
(4) purchase other types of forward or investment contracts linked to individual securities, indexes or other benchmarks. The Fund may write a call or put option only if the option is covered. As the writer of a covered call option, the Fund foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when the Fund seeks to close out a position. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit.

PORTFOLIO TURNOVER.
Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time portfolio securities must be held. The turnover rate may vary significantly from year to year. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains and losses. (See Distributions and Income Taxes and Management of the Fund.) The Fund is not intended to be an income-producing investment, although it may produce varying amounts of income.
__________________________
RESTRICTIONS ON THE FUND'S INVESTMENTS

The Fund will not invest more than 5% of its assets in the securities of any one issuer. This restriction applies only to 75% of the Fund's portfolio, but does not apply to securities of the U.S. Government or repurchase agreements for such securities, and would not prevent the Fund from investing all of its assets in shares of another investment company having the identical investment objective.

The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer. It may, however, invest all of its assets in shares of another investment company having the identical investment objective.

The Fund will not borrow money, except as a temporary measure for extraordinary or emergency purposes. In such a case, the aggregate borrowings at any one time--including any reverse repurchase agreements and dollar rolls--may not exceed 33 1/3% of the Fund's total assets (at market). The Fund will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets.

The Fund may invest in repurchase agreements,/1/ provided that the Fund will not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days, and any other illiquid securities.
----------------------
/1/ A repurchase agreement involves a sale of securities to the Fund in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, the Fund could experience both losses and delays in liquidating its collateral.
----------------------

The policies summarized in the first three paragraphs under this section and the policy with respect to concentration of investments in any one industry described under Risks and Investment Considerations are fundamental policies and, as such, can be changed only with the approval of a "majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940. The Fund's investment objective is non-fundamental and, as such, may be changed by the Board of Trustees without shareholder approval. Any such change may result in the Fund having an investment objective different from the objective the shareholder considered appropriate at the time of investment in the Fund. All of the investment restrictions are set forth in the Statement of Additional Information.
__________________________
RISKS AND INVESTMENT CONSIDERATIONS

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Fund is designed for long-term investors who desire to participate in the stock market with more investment risk and volatility than the stock market in general, but with less investment risk and volatility than aggressive capital appreciation
funds.   The Fund seeks to reduce risk by investing in a
diversified portfolio, but this does not eliminate all risk. It may, however, under abnormal circumstances, invest up to 25% of net assets in a particular industry or group of industries. There can be no guarantee that the Fund will achieve its objective.

Investment in foreign securities may represent a greater degree of risk (including risk related to exchange rate fluctuations, tax provisions, exchange and currency controls, and expropriation of assets) than investment in securities of domestic issuers. Other risks of foreign investing include less complete financial information on issuers, less market liquidity, more market volatility, less developed and regulated markets, and greater political instability. In addition, various restrictions by foreign governments on investments by non-residents may apply, including imposition of exchange controls and withholding taxes on dividends, and seizure or nationalization of investments owned by non-residents. Foreign investments also tend to involve higher transaction and custody costs.

MASTER FUND/FEEDER FUND OPTION.
Rather than invest in securities directly, the Fund may in the future seek to achieve its investment objective by pooling its assets with assets of other mutual funds managed by the Adviser for investment in another investment company having the same investment objective and substantially the same investment policies and restrictions as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce costs. It is expected that any such investment company would be managed by the Adviser in substantially the same manner as the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment, although they will not be entitled to vote on the action. Such investment would be made only if the Trustees determine it to be in the best interests of the Fund and its shareholders.
__________________________
HOW TO PURCHASE SHARES

All shares must be purchased through your employer's defined contribution plan. For more information about how to purchase shares of the Fund through your employer or limitations on the amount that may be purchased, please consult your employer. Shares are sold to eligible defined contribution plans at the Fund's net asset value (see Net Asset Value) next determined after receipt of payment by the Fund.

Each purchase order for the Fund must be accepted by an authorized officer of the Trust in Chicago and is not binding until accepted and entered on the books of the Fund. Once your purchase order has been accepted, you may not cancel or revoke it; you may, however, redeem the shares. The Trust reserves the right not to accept any purchase order that it determines not to be in the best interest of the Trust or of the Fund's shareholders.

Shares purchased by reinvestment of dividends will be
confirmed quarterly.  All other purchases and redemptions
will be confirmed as transactions occur.
__________________________
HOW TO REDEEM SHARES

Subject to restrictions imposed by your employer's plan, Fund shares may be redeemed any day the New York Stock Exchange is open. For more information about how to redeem your shares of the Fund through your employer's plan, including any charges that may be imposed by the plan, please consult with your employer.

EXCHANGE PRIVILEGE.
Subject to your plan's restrictions, you may redeem all or any portion of your Fund shares and use the proceeds to purchase shares of any other Stein Roe Fund available through your employer's defined contribution plan. (An exchange is commonly referred to as a "transfer.") Before exercising the Exchange Privilege, you should obtain the prospectus for the Stein Roe Fund in which you wish to invest and read it carefully. Contact your plan administrator for instructions on how to exchange your shares or to obtain prospectuses of other Stein Roe Funds available through your plan. The Fund reserves the right to suspend, limit, modify, or terminate the Exchange Privilege or its use in any manner by any person or class; shareholders would be notified of such a change.

GENERAL REDEMPTION POLICIES.
Redemption instructions may not be cancelled or revoked once they have been received and accepted by the Trust. The Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.

The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. (See Net Asset Value.) Because the redemption price you receive depends upon the Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares.
__________________________
NET ASSET VALUE

The purchase and redemption price of the Fund's shares is its net asset value per share. The net asset value of a share of the Fund is determined as of the close of trading on the New York Stock Exchange (currently 3:00 p.m., Central time) by dividing the difference between the values of the Fund's assets and liabilities by the number of shares outstanding. Net asset value will not be determined on days when the Exchange is closed unless, in the judgment of the Board of Trustees, the net asset value of the Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Central time.

Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the latest bid quotation. Each over-the-counter security for which the last sale price on the day of valuation is available from NASDAQ is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation. Other assets and securities are valued by a method that the Board believes represents fair value.
__________________________
DISTRIBUTIONS AND INCOME TAXES

DISTRIBUTIONS.
Income dividends are normally declared and paid annually. The Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the twelve-month period ended October 31 in that year. The Fund intends to distribute any undistributed net investment income and net realized capital gains in the following year.

The terms of your plan will govern how you may receive distributions from the Fund. Generally, dividend and capital gains distributions will be reinvested in additional shares of the Fund.

INCOME TAXES.
The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gain it distributes. The Fund will distribute substantially all of its ordinary income and net capital gains on a current basis. Generally, Fund distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxed as such. However, distributions by the Fund to employer-sponsored defined contribution plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable through an investment in the Fund) from such a plan. This section is not intended to be a full discussion of income tax laws and their effect on shareholders.
__________________________
INVESTMENT RETURN

The total return from an investment in the Fund is measured by the distributions received (assuming reinvestment), plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one.
For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

Comparison of the Fund's total return with alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. The Fund's total return does not reflect any charges or expenses related to your employer's plan. Of course, past performance is not necessarily indicative of future results.
__________________________
MANAGEMENT OF THE FUND

TRUSTEES AND INVESTMENT ADVISER.
The Board of Trustees of the Trust has overall management responsibility for the Trust and the Fund. See the Statement of Additional Information for the names of and other information about the trustees and officers. The Fund's Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing the Fund's investment portfolio and the business affairs of the Fund and the Trust, subject to the direction of the Board of Trustees. The Adviser is registered as an investment adviser under the Investment Advisers Act.

The Adviser was organized in 1986 to succeed to the business of Stein Roe & Farnham, a partnership that had advised and managed mutual funds since 1949. The Adviser is a wholly owned indirect subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.


PORTFOLIO MANAGERS.
The Fund is managed by Erik P. Gustafson and Harvey B. Hirschhorn, who became co-managers of the Fund in 1994 and 1995, respectively. Mr. Gustafson is a vice president of the Adviser, having joined it in 1992. From 1989 to 1992 he was an attorney with Fowler, White, Burnett, Hurley, Banick & Strickroot. He holds a B.A. from the University of Virginia
(1985) and M.B.A. and J.D. degrees (1989) from Florida State
University.   Mr. Hirschhorn is executive vice president and
director of research services of the Adviser, which he joined in 1973. He received an A.B. degree from Rutgers College in 1971 and an M.B.A. from the University of Chicago in 1973, and is a chartered financial analyst. As of December 31, 1995, Messrs. Gustafson and Hirschhorn were responsible for managing $554 million and $512 million, respectively, in mutual fund assets.


FEES AND EXPENSES.
The investment advisory agreement relating to the Fund was replaced on September 1, 1995, with an administrative agreement and a management agreement. Under the terminated advisory agreement, the annual fee, based on average net assets, was .75% of the first $250 million, .70% of the next $250 million, and .60% thereafter. The new contracts call for a monthly management fee based on an annual rate of .60% of the first $500 million, .55% of the next $500 million, and
 .50% thereafter; and a monthly administrative fee based on an annual rate of .15% of the first $500 million, .125% of the next $500 million, and .10% thereafter. For the year ended September 30, 1995, the fees for the Fund amounted to .74% of average net assets.

Under a separate agreement with the Trust, the Adviser provides certain accounting and bookkeeping services to the Fund, including computation of the Fund's net asset value and calculation of its net income and capital gains and losses on disposition of Fund assets.

PORTFOLIO TRANSACTIONS.
The Adviser places the orders for the purchase and sale of portfolio securities and options and futures transactions for the Fund. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

TRANSFER AGENT.
SteinRoe Services Inc., One South Wacker Drive, Chicago,
Illinois 60606, a wholly owned subsidiary of Liberty
Financial, is the agent of the Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

DISTRIBUTOR.
The shares of the Fund are offered for sale through Liberty
Securities Corporation ("Distributor") without any sales commissions or charges to the Fund or to its shareholders.
The Distributor is a wholly owned subsidiary of Liberty
Financial.  The business address of the Distributor is 600
Atlantic Avenue, Boston, Massachusetts 02210; however, all
Fund correspondence (including purchase and redemption orders) should be mailed to the Trust at P.O. Box 804058, Chicago, Illinois 60680. All distribution and promotional expenses are paid by the Adviser, including payments to the Distributor for sales of Fund shares.

CUSTODIAN.
State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for the Fund. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)
__________________________
ORGANIZATION AND DESCRIPTION OF SHARES

The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated January 8, 1987, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, eight series are authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as the Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, the Trust or any particular Fund shall look only to the assets of the Trust or of the respective Fund for payment under such credit, contract or claim, and that the shareholders, Trustees and officers of the Trust shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Trust was unable to meet its obligations.

The risk of a particular Fund incurring financial loss on account of unsatisfied liability of another Fund of the Trust is also believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other Fund was unable to meet its obligations.
__________________________
FOR MORE INFORMATION

Contact a Stein Roe Retirement Plan Representative at 800-
322-1130 for more information about this Fund.
                       ______________

                                      STEINROE FUNDS LOGO
PROSPECTUS
DEFINED CONTRIBUTION PLANS

STEIN ROE CAPITAL OPPORTUNITIES FUND
The Fund seeks long-term capital appreciation by investing in aggressive growth companies.

This prospectus relates only to shares of the Fund purchased through eligible employer-sponsored defined contribution plans ("defined contribution plans").

The Fund is a "no-load" fund. There are no sales or redemption charges, and the Fund has no 12b-1 plan. The Fund is a series of the STEIN ROE INVESTMENT TRUST.

This prospectus contains information you should know before investing in the Fund. Please read it carefully and retain it for future reference.

A Statement of Additional Information dated February 1, 1996, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference.
The Statement of Additional Information and the most recent financial statements may be obtained without charge by writing to the Secretary at P.O. Box 804058, Chicago, IL 60680 or by calling 800-322-1130. The Statement of Additional Information contains information relating to other series of the Stein Roe Investment Trust that may not be available as investment vehicles for your defined contribution plan.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

       THE DATE OF THIS PROSPECTUS IS FEBRUARY 1, 1996

           TABLE OF CONTENTS

                            ......  .  Page
Fee Table............................. .2
Financial Highlights.................. .2
The Fund............................. ..3
How the Fund Invests................ ...4
Portfolio Investments and Strategies.. .4
Restrictions on the Fund's Investments  6
Risks and Investment Considerations.. . 6
How to Purchase Shares.............. ...7
How to Redeem Shares .................. 7
Net Asset Value ...................... .8
Distributions and Income Taxes....... ..8
Investment Return................... ...8
Management of the Fund..................9
Organization and Description of Shares.10
For More Information ..................10

__________________________
FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases                  None
Sales Load Imposed on Reinvested Dividends       None
Deferred Sales Load                              None
Redemption Fees                                  None
Exchange Fees                                    None
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)
Management and Administrative Fees               0.90%
12b-1 Fees                                       None
Other Expenses                                   0.35%
                                                 -----
Total Fund Operating Expenses                    1.25%
                                                 -----
                                                 -----
EXAMPLE.
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; and (2) redemption at the end of each time period:

      1 year      3 years      5 years      10 years
      ------      -------      -------      ---------
       $13          $40          $69          $151

The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Fund. The Fund's transfer agency fees were changed effective May 1, 1995, and changes in management and administrative fees became effective on September 1, 1995. The above table illustrates expenses that would have been borne by investors in the last fiscal year assuming that the fee changes had been in effect for the entire year. (Also see Management of the Fund--Fees and Expenses.) For purposes of the Example above, the figures assume that the percentage amounts listed for the Fund under Annual Fund Operating Expenses remain the same in each of the periods; that all income dividends and capital gain distributions are reinvested in additional Fund shares; and that, for purposes of management fee breakpoints, the Fund's net assets remain at the same level as in the most recently completed fiscal year. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Example and Fee Table is useful in reviewing the Fund's expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods. These examples do not reflect any charges or expenses related to your employer's plan.
__________________________
FINANCIAL HIGHLIGHTS

The table below reflects the results of operations of the Fund for the periods shown on a per-share basis and has been audited by Arthur Andersen LLP, independent public accountants. All of the auditors' reports were unqualified. This table should be read in conjunction with the Fund's financial statements and notes thereto. The Fund's annual report, which may be obtained from the Trust without charge upon request, contains additional performance information.

                                                       Nine
                                                       Months
                                Years Ended            Ended
                                 December 31,          Sept. 30,                      Years Ended September 30,
                          1985      1986      1987      1988      1989      1990     1991      1992      1993      1994     1995
                         ------    ------    ------    ------    ------   ------    ------    ------    ------    ------   ------
NET ASSET VALUE,
 BEGINNING OF PERIOD     $ 9.69    $11.91    $13.38    $10.62    $10.78   $14.58    $ 7.32    $11.00    $11.56    $15.44   15.79
                         ------    ------    ------    ------    ------   ------    ------    ------    ------    ------   ------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income      0.10      0.03      0.03      0.03      0.05     0.06      0.11      0.06      0.01      0.02     0.01
Net realized and
 unrealized gains
 (losses) on investments   2.27      1.97      0.62      0.13      3.86    (4.72)     3.73      0.60      3.91      0.34     5.91
                         ------    ------    ------    ------    ------   ------    ------    ------    ------    ------   ------
  Total from investment
   operations              2.37      2.00      0.65      0.16      3.91    (4.66)     3.84      0.66      3.92      0.36     5.92
                         ------    ------    ------    ------    ------   ------    ------    ------    ------    ------   ------
DISTRIBUTIONS
Net investment income     (0.15)    (0.10)    (0.05)       --     (0.05)   (0.06)    (0.08)    (0.10)    (0.04)    (0.01)   (0.02)
Net realized capital
 gains                       --     (0.43)    (3.36)       --     (0.06)   (2.54)    (0.08)       --        --        --       --
                         ------    ------    ------    ------    ------   ------    ------    ------    ------    ------   ------
 Total distributions      (0.15)    (0.53)    (3.41)       --     (0.11)   (2.60)    (0.16)    (0.10)    (0.04)    (0.01)   (0.02)
                         ------    ------    ------    ------    ------   ------    ------    ------    ------    ------   ------
NET ASSET VALUE,
 END OF PERIOD           $11.91    $13.38    $10.62    $10.78    $14.58   $ 7.32    $11.00    $11.56    $15.44    $15.79   $21.69
                         ------    ------    ------    ------    ------   ------    ------    ------    ------    ------   ------
                         ------    ------    ------    ------    ------   ------    ------    ------    ------    ------   ------
Ratio of expenses to
 average net assets       0.95%     0.95%     0.95%    *1.01%     1.09%    1.14%     1.18%     1.06%     1.06%     0.97%    1.05%
Ratio of net investment
 income to average
 net assets               0.94%     0.19%     0.18%    *0.34%     0.42%    0.43%     1.19%     0.42%     0.09%     0.04%    0.08%
Portfolio turnover rate     90%      116%      133%      164%      245%     171%       69%       46%       55%       46%      60%
Total return             24.58%    16.77%     9.38%     1.51%    36.68%  (37.51%)   53.51%     5.99%    34.01%     2.31%   37.46%
Net assets, end of
 period (000 omitted)  $176,099  $191,415  $171,973  $194,160  $272,805  $86,342  $129,711  $118,726  $153,101  $175,687 $242,381

----------
*Annualized
(a) All per share amounts and Average Shares Outstanding
    During Period on the debt table reflect a two-for-one stock split effective August 25, 1995.
(b) For the periods indicated below, bank borrowing activity was as follows:

             Debt
             outstanding  Average debt    Average shares   Average
             at end of    outstanding     outstanding      debt per
Period       period (in   during period   during period    during
Ended        thousands)   (in thousands)  (in thousands)   period
------------ -----------  ------------   --------------   --------
  12/31/85        --           43           17,050         0.0026
  12/31/86        --           55           13,906         0.0039
  12/31/87        --          292           16,008         0.0183
  9/30/88         --           56           17,206         0.0033
  9/30/89         --          422           16,066         0.0263
  9/30/90         200       1,042           15,944         0.0654

     The Fund had no bank borrowings during any other periods.
__________________________
THE FUND

STEIN ROE CAPITAL OPPORTUNITIES FUND (the "Fund") is a no-load, diversified "mutual fund." Mutual funds sell their own shares to investors and use the money they receive to invest in a portfolio of securities such as common stocks. A mutual fund allows you to pool your money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for you to obtain greater diversification of your investments and simplify your recordkeeping. The Fund does not impose commissions or charges when shares are purchased or redeemed.

The Fund is a series of the STEIN ROE INVESTMENT TRUST (the "Trust"), an open-end management investment company, which is authorized to issue shares of beneficial interest in separate series. Each series represents interests in a separate portfolio of securities and other assets, with its own investment objectives and policies.

Stein Roe & Farnham Incorporated (the "Adviser") provides investment advisory, administrative, and bookkeeping and accounting services to the Fund. The Adviser also manages several other no-load mutual funds with different investment objectives, including equity funds, international funds, taxable and tax-exempt bond funds, and money market funds. To obtain prospectuses and other information on opening a regular account in any of these mutual funds, please call 800-338-2550.
__________________________
HOW THE FUND INVESTS

The Fund's investment objective is long-term capital appreciation, which it attempts to achieve by investing in selected companies that, in the opinion of the Adviser, offer opportunities for capital appreciation.


The Fund pursues its objective by investing in aggressive growth companies. An aggressive growth company, in general, is one that appears to have the ability to increase its earnings at an above-average rate. These may include securities of smaller emerging companies as well as securities of well-seasoned companies of any size that offer strong earnings growth potential. Such companies may benefit from new products or services, technological developments, or changes in management. Securities of smaller companies may be subject to greater price volatility than securities of larger companies. In addition, many smaller companies are less well known to the investing public and may not be as widely followed by the investment community. Although it invests primarily in common stocks, the Fund may invest in all types of equity securities, including preferred stocks and securities convertible into common stocks. Further information on portfolio investments and strategies may be found under Portfolio Investments and Strategies in this prospectus and in the Statement of Additional Information.

__________________________
PORTFOLIO INVESTMENTS AND STRATEGIES


DEBT SECURITIES.
In pursuing its investment objective, the Fund may invest in debt securities of corporate and governmental issuers. The Fund may invest up to 35% of its net assets in debt securities, but does not expect to invest more than 5% of its net assets in debt securities that are rated below investment grade and that, on balance, are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy. When the Adviser deems a temporary defensive position advisable, the Fund may invest, without limitation, in high-quality fixed income securities, or hold assets in cash or cash equivalents.


FOREIGN SECURITIES.
The Fund may invest in foreign securities. Other than American Depositary Receipts (ADRs), foreign debt securities denominated in U.S. dollars, or securities guaranteed by a U.S. person, the Fund is limited to investing no more than 25% of its total assets in foreign securities. (See Risks and Investment Considerations.) The Fund may invest in sponsored and unsponsored ADRs. In addition to, or in lieu of, such direct investment, a Fund may construct a synthetic foreign position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars; and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments. In connection with the purchase of foreign securities, the Fund may contract to purchase an amount of foreign currency sufficient to pay the purchase price of the securities at the settlement date. Such a contract involves the risk that the value of the foreign currency may decline relative to the value of the dollar prior to the settlement date--this risk is in addition to the risk that the value of the foreign security purchased may decline. The Fund also may enter into foreign currency contracts as a hedging technique to limit or reduce exposure to currency fluctuations. In addition, the Fund may use options and futures contracts, as described below, to limit or reduce exposure to currency fluctuations. As of September 30, 1995, the Fund's holdings of foreign companies, as a percentage of net assets, were 2.5% (none in foreign securities and 2.5% in ADRs).

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES.
The Fund may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons. The Fund may make loans of its portfolio securities to broker-dealers and banks subject to certain restrictions described in the Statement of Additional Information.

DERIVATIVES.
Consistent with its objective, the Fund may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, futures contracts, futures options, securities collateralized by underlying pools of mortgages or other receivables, floating rate instruments, and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. The Fund does not expect to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.

The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.

In seeking to achieve its desired investment objective, provide additional revenue, or to hedge against changes in security prices, interest rates or currency fluctuations, the Fund may: (1) purchase and write both call options and put options on securities, indexes and foreign currencies; (2) enter into interest rate, index and foreign currency futures contracts; (3) write options on such futures contracts; and
(4) purchase other types of forward or investment contracts linked to individual securities, indexes or other benchmarks. The Fund may write a call or put option only if the option is covered. As the writer of a covered call option, the Fund foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when the Fund seeks to close out a position. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit.

PORTFOLIO TURNOVER.
Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time portfolio securities must be held. The turnover rate may vary significantly from year to year. At times, the Fund may invest for short-term capital appreciation. Flexibility of investment and emphasis on capital appreciation may involve greater portfolio turnover than that of mutual funds that have the objectives of income or maintenance of a balanced investment position. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains and losses. (See Financial Highlights and Distributions and Income Taxes.) The Fund is not intended to be an income-producing investment, although it may produce varying amounts of income.
__________________________
RESTRICTIONS ON THE FUND'S INVESTMENTS

The Fund will not invest more than 5% of its assets in the securities of any one issuer. This restriction applies only to 75% of the Fund's portfolio, but does not apply to securities of the U.S. Government or repurchase agreements for such securities, and would not prevent the Fund from investing all of its assets in shares of another investment company having the identical investment objective.

The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer. It may, however, invest all of its assets in shares of another investment company having the identical investment objective.

The Fund will not borrow money, except as a temporary measure for extraordinary or emergency purposes. In such a case, the aggregate borrowings at any one time--including any reverse repurchase agreements and dollar rolls--may not exceed 33 1/3% of the Fund's total assets (at market). The Fund will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets.

The Fund may invest in repurchase agreements,/1/ provided that the Fund will not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days, and any other illiquid securities.
----------------------
/1/ A repurchase agreement involves a sale of securities to the Fund in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, the Fund could experience both losses and delays in liquidating its collateral.
----------------------

The policies summarized in the first three paragraphs under this section and the policy with respect to concentration of investments in any one industry described under Risks and Investment Considerations are fundamental policies and, as such, can be changed only with the approval of a "majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940. The Fund's investment objective is non-fundamental and, as such, may be changed by the Board of Trustees without shareholder approval. Any such change may result in the Fund having an investment objective different from the objective the shareholder considered appropriate at the time of investment in the Fund. All of the investment restrictions are set forth in the Statement of Additional Information.
__________________________
RISKS AND INVESTMENT CONSIDERATIONS

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Fund is designed for long-term investors who can accept the fluctuations in portfolio value and other risks associated with seeking long-term capital appreciation through investments in common stocks. The Fund usually allocates its investments among a number of different industries rather than concentrating in a particular industry or group of industries. It may, however, under abnormal circumstances, invest up to 25% of net assets in a particular industry or group of industries. There can be no guarantee that the Fund will achieve its objective.

Investment in foreign securities may represent a greater degree of risk (including risk related to exchange rate fluctuations, tax provisions, exchange and currency controls, and expropriation of assets) than investment in securities of domestic issuers. Other risks of foreign investing include less complete financial information on issuers, less market liquidity, more market volatility, less developed and regulated markets, and greater political instability. In addition, various restrictions by foreign governments on investments by non-residents may apply, including imposition of exchange controls and withholding taxes on dividends, and seizure or nationalization of investments owned by non-residents. Foreign investments also tend to involve higher transaction and custody costs.

MASTER FUND/FEEDER FUND OPTION.
Rather than invest in securities directly, the Fund may in the future seek to achieve its investment objective by pooling its assets with assets of other mutual funds managed by the Adviser for investment in another investment company having the same investment objective and substantially the same investment policies and restrictions as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce costs. It is expected that any such investment company would be managed by the Adviser in substantially the same manner as the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment, although they will not be entitled to vote on the action. Such investment would be made only if the Trustees determine it to be in the best interests of the Fund and its shareholders.
__________________________
HOW TO PURCHASE SHARES

All shares must be purchased through your employer's defined contribution plan. For more information about how to purchase shares of the Fund through your employer or limitations on the amount that may be purchased, please consult your employer. Shares are sold to eligible defined contribution plans at the Fund's net asset value (see Net Asset Value) next determined after receipt of payment by the Fund.

Each purchase order for the Fund must be accepted by an authorized officer of the Trust in Chicago and is not binding until accepted and entered on the books of the Fund. Once your purchase order has been accepted, you may not cancel or revoke it; you may, however, redeem the shares. The Trust reserves the right not to accept any purchase order that it determines not to be in the best interest of the Trust or of the Fund's shareholders.

Shares purchased by reinvestment of dividends will be
confirmed quarterly.  All other purchases and redemptions
will be confirmed as transactions occur.
__________________________
HOW TO REDEEM SHARES

Subject to restrictions imposed by your employer's plan, Fund shares may be redeemed any day the New York Stock Exchange is open. For more information about how to redeem your shares of the Fund through your employer's plan, including any charges that may be imposed by the plan, please consult with your employer.

EXCHANGE PRIVILEGE.
Subject to your plan's restrictions, you may redeem all or any portion of your Fund shares and use the proceeds to purchase shares of any other Stein Roe Fund available through your employer's defined contribution plan. (An exchange is commonly referred to as a "transfer.") Before exercising the Exchange Privilege, you should obtain the prospectus for the Stein Roe Fund in which you wish to invest and read it carefully. Contact your plan administrator for instructions on how to exchange your shares or to obtain prospectuses of other Stein Roe Funds available through your plan. The Fund reserves the right to suspend, limit, modify, or terminate the Exchange Privilege or its use in any manner by any person or class; shareholders would be notified of such a change.

GENERAL REDEMPTION POLICIES.
Redemption instructions may not be cancelled or revoked once they have been received and accepted by the Trust. The Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.

The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. (See Net Asset Value.) Because the redemption price you receive depends upon the Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares.
__________________________
NET ASSET VALUE

The purchase and redemption price of the Fund's shares is its net asset value per share. The net asset value of a share of the Fund is determined as of the close of trading on the New York Stock Exchange (currently 3:00 p.m., Central time) by dividing the difference between the values of the Fund's assets and liabilities by the number of shares outstanding. Net asset value will not be determined on days when the Exchange is closed unless, in the judgment of the Board of Trustees, the net asset value of the Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Central time.

Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the latest bid quotation. Each over-the-counter security for which the last sale price on the day of valuation is available from NASDAQ is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation. Other assets and securities are valued by a method that the Board believes represents fair value.
__________________________
DISTRIBUTIONS AND INCOME TAXES

DISTRIBUTIONS.
Income dividends are normally declared and paid annually. The Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the twelve-month period ended October 31 in that year. The Fund intends to distribute any undistributed net investment income and net realized capital gains in the following year.

The terms of your plan will govern how you may receive distributions from the Fund. Generally, dividend and capital gains distributions will be reinvested in additional shares of the Fund.

INCOME TAXES.
The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gain it distributes. The Fund will distribute substantially all of its ordinary income and net capital gains on a current basis. Generally, Fund distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxed as such. However, distributions by the Fund to employer-sponsored defined contribution plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable through an investment in the Fund) from such a plan. This section is not intended to be a full discussion of income tax laws and their effect on shareholders.
__________________________
INVESTMENT RETURN

The total return from an investment in the Fund is measured by the distributions received (assuming reinvestment), plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one.
For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

Comparison of the Fund's total return with alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. The Fund's total return does not reflect any charges or expenses related to your employer's plan. Of course, past performance is not necessarily indicative of future results.
__________________________
MANAGEMENT OF THE FUND

TRUSTEES AND INVESTMENT ADVISER.
The Board of Trustees of the Trust has overall management responsibility for the Trust and the Fund. See the Statement of Additional Information for the names of and other information about the trustees and officers. The Fund's Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing the Fund's investment portfolio and the business affairs of the Fund and the Trust, subject to the direction of the Board of Trustees. The Adviser is registered as an investment adviser under the Investment Advisers Act.

The Adviser was organized in 1986 to succeed to the business of Stein Roe & Farnham, a partnership that had advised and managed mutual funds since 1949. The Adviser is a wholly owned indirect subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.


PORTFOLIO MANAGERS.
Gloria J. Santella and Eric S. Maddix are co-portfolio managers of the Fund. Ms. Santella has been portfolio manager since October, 1994, and had previously been co-portfolio manager of the Fund since March, 1991. Ms. Santella is a vice-president of the Trust and a senior vice president of the Adviser, having been associated with the Adviser since 1979. She received her B.B.A. from Loyola University in 1979 and M.B.A. from the University of Chicago in 1983. As of December 31, 1995, she managed $332 million in mutual fund assets. Mr. Maddix became co-portfolio manager of the Fund in 1996; he was previously associate portfolio manager of the Fund. Mr. Maddix is a vice president of the Adviser, which he joined in 1987. He received his B.B.A. degree from Iowa State University in 1986 and his M.B.A. from the University of Chicago in 1992.


FEES AND EXPENSES.
The investment advisory agreement relating to the Fund was replaced on September 1, 1995, with an administrative agreement and a management agreement. Under the terminated advisory agreement, the annual fee was .75% of average net assets. The new contracts call for a monthly management fee based on an annual rate of .75% of the first $500 million,
 .70% of the next $500 million, .65 of the next $500 million, and .60% thereafter; and a monthly administrative fee based on an annual rate of .15% of the first $500 million, .125% of the next $500 million, .10% of the next $500 million, and
 .075% thereafter. The fees paid by the Fund are higher than those paid by most mutual funds. For the year ended September 30, 1995, the fees for the Fund amounted to .75% of average net assets.

Under a separate agreement with the Trust, the Adviser provides certain accounting and bookkeeping services to the Fund, including computation of the Fund's net asset value and calculation of its net income and capital gains and losses on disposition of Fund assets.

PORTFOLIO TRANSACTIONS.
The Adviser places the orders for the purchase and sale of portfolio securities and options and futures transactions for the Fund. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

TRANSFER AGENT.
SteinRoe Services Inc., One South Wacker Drive, Chicago,
Illinois 60606, a wholly owned subsidiary of Liberty
Financial, is the agent of the Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

DISTRIBUTOR.
The shares of the Fund are offered for sale through Liberty
Securities Corporation ("Distributor") without any sales commissions or charges to the Fund or to its shareholders.
The Distributor is a wholly owned subsidiary of Liberty
Financial.  The business address of the Distributor is 600
Atlantic Avenue, Boston, Massachusetts 02210; however, all
Fund correspondence (including purchase and redemption orders) should be mailed to the Trust at P.O. Box 804058, Chicago, Illinois 60680. All distribution and promotional expenses are paid by the Adviser, including payments to the Distributor for sales of Fund shares.

CUSTODIAN.
State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for the Fund. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)
__________________________
ORGANIZATION AND DESCRIPTION OF SHARES

The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated January 8, 1987, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, eight series are authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as the Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, the Trust or any particular Fund shall look only to the assets of the Trust or of the respective Fund for payment under such credit, contract or claim, and that the shareholders, Trustees and officers of the Trust shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Trust was unable to meet its obligations.

The risk of a particular Fund incurring financial loss on account of unsatisfied liability of another Fund of the Trust is also believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other Fund was unable to meet its obligations.
__________________________
FOR MORE INFORMATION

Contact a Stein Roe Retirement Plan Representative at 800-
322-1130 for more information about this Fund.
                        _______________

                                      STEINROE FUNDS LOGO
PROSPECTUS
DEFINED CONTRIBUTION PLANS

STEIN ROE SPECIAL FUND
The Fund seeks capital appreciation by investing in securities that are considered to have limited downside risk relative to their potential for above-average growth, including securities of undervalued, underfollowed, or out-of-favor companies.

This prospectus relates only to shares of the Fund purchased through eligible employer-sponsored defined contribution plans ("defined contribution plans").

The Fund is a "no-load" fund. There are no sales or redemption charges, and the Fund has no 12b-1 plan. The Fund is a series of the STEIN ROE INVESTMENT TRUST.

This prospectus contains information you should know before investing in the Fund. Please read it carefully and retain it for future reference.

A Statement of Additional Information dated February 1, 1996, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference.
The Statement of Additional Information and the most recent financial statements may be obtained without charge by writing to the Secretary at P.O. Box 804058, Chicago, IL 60680 or by calling 800-322-1130. The Statement of Additional Information contains information relating to other series of the Stein Roe Investment Trust that may not be available as investment vehicles for your defined contribution plan.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE DATE OF THIS PROSPECTUS IS FEBRUARY 1, 1996

            TABLE OF CONTENTS

                            ......  .  Page
Fee Table............................. .2
Financial Highlights.................. .2
The Fund............................. ..3
How the Fund Invests................ ...4
Portfolio Investments and Strategies.. .4
Restrictions on the Fund's Investments  6
Risks and Investment Considerations.. . 6
How to Purchase Shares.............. ...7
How to Redeem Shares .................. 7
Net Asset Value ...................... .8
Distributions and Income Taxes....... ..8
Investment Return................... ...8
Management of the Fund..................9
Organization and Description of Shares.10
For More Information ..................10

__________________________
FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases                  None
Sales Load Imposed on Reinvested Dividends       None
Deferred Sales Load                              None
Redemption Fees                                  None
Exchange Fees                                    None
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)
Management and Administrative Fees               0.84%
12b-1 Fees                                       None
Other Expenses                                   0.32%
                                                 -----
Total Fund Operating Expenses                    1.16%
                                                 -----
                                                 -----

EXAMPLE.
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; and (2) redemption at the end of each time period:

    1 year      3 years      5 years      10 years
    ------      -------      -------      --------
     $12         $37          $64           $142

The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Fund. The Fund's transfer agency fees were changed effective May 1, 1995, and changes in management and administrative fees became effective on September 1, 1995. The above table illustrates expenses that would have been borne by investors in the last fiscal year assuming that the fee changes had been in effect for the entire year. (Also see Management of the Fund--Fees and Expenses.) For purposes of the Example above, the figures assume that the percentage amounts listed for the Fund under Annual Fund Operating Expenses remain the same in each of the periods; that all income dividends and capital gain distributions are reinvested in additional Fund shares; and that, for purposes of management fee breakpoints, the Fund's net assets remain at the same level as in the most recently completed fiscal year. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Example and Fee Table is useful in reviewing the Fund's expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods. These examples do not reflect any charges or expenses related to your employer's plan.
__________________________
FINANCIAL HIGHLIGHTS

The table below reflects the results of operations of the Fund for the periods shown on a per-share basis and has been audited by Arthur Andersen LLP, independent public accountants. All of the auditors' reports were unqualified. This table should be read in conjunction with the Fund's financial statements and notes thereto. The Fund's annual report, which may be obtained from the Trust without charge upon request, contains additional performance information.

                                                    Nine
                                                    Months
                            Years Ended             Ended
                             December 31,          Sept. 30,                      Years Ended September 30,
                        1985     1986      1987      1988     1989      1990      1991      1992      1993        1994       1995
                       ------    ------   ------   ------    ------    ------    ------    ------    ------      ------     ------
NET ASSET VALUE,
 BEGINNING OF PERIOD   $14.88    $18.41   $16.95   $12.83    $15.12    $20.79    $16.64    $19.87    $20.90      $25.04     $23.54
                       ------    ------   ------   ------    ------    ------    ------    ------    ------      ------     ------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income    0.25      0.35     0.23     0.14      0.36      0.42      0.34      0.21      0.17        0.15       0.13
Net realized and
 unrealized gains
 (losses) on investments 4.01      2.33     0.12     2.16      5.58     (2.10)     4.55      1.50      5.31        0.33       3.05
                       ------    ------   ------   ------    ------    ------    ------    ------    ------      ------     ------
  Total from investment
   operations            4.26      2.68     0.35     2.30      5.94     (1.68)     4.89      1.71      5.48        0.48       3.18
                       ------    ------   ------   ------    ------    ------    ------    ------    ------      ------     ------
DISTRIBUTIONS
Net investmentincome    (0.19)    (0.34)   (0.57)   (0.01)    (0.21)    (0.39)    (0.34)    (0.37)    (0.18)      (0.21)     (0.15)
Net realized capital
 gains                  (0.54)    (3.80)   (3.90)      --     (0.06)    (2.08)    (1.32)    (0.31)    (1.16)      (1.77)     (1.31)
                       ------    ------   ------   ------    ------    ------    ------    ------    ------      ------     ------
  Total distributions   (0.73)    (4.14)   (4.47)   (0.01)    (0.27)    (2.47)    (1.66)    (0.68)    (1.34)      (1.98)     (1.46)
                       ------    ------   ------   ------    ------    ------    ------    ------    ------      ------     ------
NET ASSET VALUE,
 END OF PERIOD          $18.41   $16.95   $12.83   $15.12    $20.79    $16.64    $19.87    $20.90    $25.04      $23.54     $25.26
                       ------    ------   ------   ------    ------    ------    ------    ------    ------      ------     ------
                       ------    ------   ------   ------    ------    ------    ------    ------    ------      ------     ------
Ratio of expenses to
 average net assets      0.92%    0.92%    0.96%   *0.99%     0.96%     1.02%     1.04%     0.99%      0.97%      0.96%      1.02%
Ratio of net
 investment income to
 average net assets      2.07%    1.75%    1.32%   *1.31%     2.12%     2.33%     2.11%     0.99%      0.92%      0.91%      0.56%
Portfolio turnoverrate     96%     116%     103%      42%       85%       70%       50%       40%        42%        58%        41%
Total return            29.41%   14.70%    4.27%   17.94%    40.00%    (8.78%)   32.18%     8.96%     27.35%      2.02%     14.60%
Net assets, end of
 period (000 omitted) $278,082 $253,693 $187,997 $224,628  $322,056  $361,065  $587,259  $626,080 $1,076,818 $1,243,885 $1,201,469

-----------
*Annualized
(a) For the period indicated below, bank borrowing activity was as follows:

             Debt
             outstanding  Average debt    Average shares   Average
             at end of    outstanding     outstanding      debt per
Period       period (in   during period   during period    during
Ended        thousands)   (in thousands)  (in thousands)   period
------------ -----------  ------------   --------------   --------
  12/31/86        --          203           15,251         0.0133

     The Fund had no bank borrowings during any other periods.
__________________________
THE FUND

STEIN ROE SPECIAL FUND (the "Fund") is a no-load, diversified "mutual fund." Mutual funds sell their own shares to investors and use the money they receive to invest in a portfolio of securities such as common stocks. A mutual fund allows you to pool your money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for you to obtain greater diversification of your investments and simplify your recordkeeping. The Fund does not impose commissions or charges when shares are purchased or redeemed.

The Fund is a series of the STEIN ROE INVESTMENT TRUST (the "Trust"), an open-end management investment company, which is authorized to issue shares of beneficial interest in separate series. Each series represents interests in a separate portfolio of securities and other assets, with its own investment objectives and policies.


Stein Roe & Farnham Incorporated (the "Adviser") provides investment advisory, administrative, and bookkeeping and accounting services to the Fund. The Adviser also manages several other no-load mutual funds with different investment objectives, including equity funds, international funds, taxable and tax-exempt bond funds, and money market funds. To obtain prospectuses and other information on opening a regular account in any of these mutual funds, please call 800-338-2550.
__________________________
HOW THE FUND INVESTS


The Fund's investment objective is to invest in securities selected for capital appreciation. Particular emphasis is placed on securities that are considered to have limited downside risk relative to their potential for above-average growth--including securities of undervalued, underfollowed or out-of-favor companies, and companies that are low-cost producers of goods or services, financially strong, or run by well-respected managers. The Fund may invest in securities of seasoned, established companies that appear to have appreciation potential, as well as securities of relatively small, new companies. In addition, it may invest in securities with limited marketability; new issues of securities; securities of companies that, in the Adviser's opinion, will benefit from management change, new technology, new product or service development, or change in demand; and other securities that the Adviser believes have capital appreciation possibilities. However, the Fund does not currently intend to invest, nor has it invested in the past fiscal year, more than 5% of its net assets in any of these types of securities. Securities of smaller, newer companies may be subject to greater price volatility than securities of larger, well-established companies. In addition, many smaller companies are less well known to the investing public and may not be as widely followed by the investment community. Although the Fund invests primarily in common stocks, it may also invest in other equity-type securities, including preferred stocks and securities convertible into equity securities. Further information on portfolio investments and strategies may be found under Portfolio Investments and Strategies in this prospectus and in the Statement of Additional Information.

__________________________
PORTFOLIO INVESTMENTS AND STRATEGIES


DEBT SECURITIES.
In pursuing its investment objective, the Fund may invest in debt securities of corporate and governmental issuers. The Fund may invest up to 35% of its net assets in debt securities, but does not expect to invest more than 5% of its net assets in debt securities that are rated below investment grade and that, on balance, are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy. When the Adviser deems a temporary defensive position advisable, the Fund may invest, without limitation, in high-quality fixed income securities, or hold assets in cash or cash equivalents.


FOREIGN SECURITIES.
The Fund may invest in foreign securities. Other than American Depositary Receipts (ADRs), foreign debt securities denominated in U.S. dollars, or securities guaranteed by a U.S. person, the Fund is limited to investing no more than 25% of its total assets in foreign securities. (See Risks and Investment Considerations.) The Fund may invest in sponsored and unsponsored ADRs. In addition to, or in lieu of, such direct investment, a Fund may construct a synthetic foreign position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars; and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments. In connection with the purchase of foreign securities, the Fund may contract to purchase an amount of foreign currency sufficient to pay the purchase price of the securities at the settlement date. Such a contract involves the risk that the value of the foreign currency may decline relative to the value of the dollar prior to the settlement date--this risk is in addition to the risk that the value of the foreign security purchased may decline. The Fund also may enter into foreign currency contracts as a hedging technique to limit or reduce exposure to currency fluctuations. In addition, the Fund may use options and futures contracts, as described below, to limit or reduce exposure to currency fluctuations. As of September 30, 1995, the Fund's holdings of foreign companies, as a percentage of net assets, were 7.5% (6.0% in foreign securities and 1.5% in ADRs).

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES.
The Fund may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons. The Fund may make loans of its portfolio securities to broker-dealers and banks subject to certain restrictions described in the Statement of Additional Information.

DERIVATIVES.
Consistent with its objective, the Fund may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, futures contracts, futures options, securities collateralized by underlying pools of mortgages or other receivables, floating rate instruments, and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. The Fund does not expect to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.

The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.

In seeking to achieve its desired investment objective, provide additional revenue, or to hedge against changes in security prices, interest rates or currency fluctuations, the Fund may: (1) purchase and write both call options and put options on securities, indexes and foreign currencies; (2) enter into interest rate, index and foreign currency futures contracts; (3) write options on such futures contracts; and
(4) purchase other types of forward or investment contracts linked to individual securities, indexes or other benchmarks. The Fund may write a call or put option only if the option is covered. As the writer of a covered call option, the Fund foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when the Fund seeks to close out a position. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit.

PORTFOLIO TURNOVER.
Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time portfolio securities must be held. The turnover rate may vary significantly from year to year. At times, the Fund may invest for short-term capital appreciation. Flexibility of investment and emphasis on capital appreciation may involve greater portfolio turnover than that of mutual funds that have the objectives of income or maintenance of a balanced investment position. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains and losses. (See Financial Highlights and Distributions and Income Taxes.) The Fund is not intended to be an income-producing investment, although it may produce varying amounts of income.

RESTRICTIONS ON THE FUND'S INVESTMENTS

The Fund will not invest more than 5% of its assets in the securities of any one issuer. This restriction applies only to 75% of the Fund's portfolio, but does not apply to securities of the U.S. Government or repurchase agreements for such securities, and would not prevent the Fund from investing all of its assets in shares of another investment company having the identical investment objective.

The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer. It may, however, invest all of its assets in shares of another investment company having the identical investment objective.

The Fund will not borrow money, except as a temporary measure for extraordinary or emergency purposes. In such a case, the aggregate borrowings at any one time--including any reverse repurchase agreements and dollar rolls--may not exceed 33 1/3% of the Fund's total assets (at market). The Fund will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets.

The Fund may invest in repurchase agreements,/1/ provided that the Fund will not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days, and any other illiquid securities.
----------------------
/1/ A repurchase agreement involves a sale of securities to the Fund in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, the Fund could experience both losses and delays in liquidating its collateral.
----------------------

The policy described in the third paragraph of this section and the policy with respect to concentration of investments in any one industry described under Risks and Investment Considerations are fundamental policies and, as such, can be changed only with the approval of a "majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940. The Fund's investment objective is non-fundamental and, as such, may be changed by the Board of Trustees without shareholder approval. Any such change may result in the Fund having an investment objective different from the objective the shareholder considered appropriate at the time of investment in the Fund. All of the investment restrictions are set forth in the Statement of Additional Information.
__________________________
RISKS AND INVESTMENT CONSIDERATIONS

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Fund is designed for long-term investors who desire to participate in the stock market with more investment risk and volatility than the stock market in general, but with less investment risk and volatility than aggressive capital appreciation funds. The Fund usually allocates its investments among a number of different industries rather than concentrating in a particular industry or group of industries. It may, however, under abnormal circumstances, invest up to 25% of net assets in a particular industry or group of industries. (See How the Fund Invests.) There can be no guarantee that the Fund will achieve its objective.

Investment in foreign securities may represent a greater degree of risk (including risk related to exchange rate fluctuations, tax provisions, exchange and currency controls, and expropriation of assets) than investment in securities of domestic issuers. Other risks of foreign investing include less complete financial information on issuers, less market liquidity, more market volatility, less developed and regulated markets, and greater political instability. In addition, various restrictions by foreign governments on investments by non-residents may apply, including imposition of exchange controls and withholding taxes on dividends, and seizure or nationalization of investments owned by non-residents. Foreign investments also tend to involve higher transaction and custody costs.

MASTER FUND/FEEDER FUND OPTION.
Rather than invest in securities directly, the Fund may in the future seek to achieve its investment objective by pooling its assets with assets of other mutual funds managed by the Adviser for investment in another investment company having the same investment objective and substantially the same investment policies and restrictions as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce costs. It is expected that any such investment company would be managed by the Adviser in substantially the same manner as the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment, although they will not be entitled to vote on the action. Such investment would be made only if the Trustees determine it to be in the best interests of the Fund and its shareholders.
__________________________
HOW TO PURCHASE SHARES

All shares must be purchased through your employer's defined contribution plan. For more information about how to purchase shares of the Fund through your employer or limitations on the amount that may be purchased, please consult your employer. Shares are sold to eligible defined contribution plans at the Fund's net asset value (see Net Asset Value) next determined after receipt of payment by the Fund.

Each purchase order for the Fund must be accepted by an authorized officer of the Trust in Chicago and is not binding until accepted and entered on the books of the Fund. Once your purchase order has been accepted, you may not cancel or revoke it; you may, however, redeem the shares. The Trust reserves the right not to accept any purchase order that it determines not to be in the best interest of the Trust or of the Fund's shareholders.

Shares purchased by reinvestment of dividends will be
confirmed quarterly.  All other purchases and redemptions
will be confirmed as transactions occur.
__________________________
HOW TO REDEEM SHARES

Subject to restrictions imposed by your employer's plan, Fund shares may be redeemed any day the New York Stock Exchange is open. For more information about how to redeem your shares of the Fund through your employer's plan, including any charges that may be imposed by the plan, please consult with your employer.

EXCHANGE PRIVILEGE.
Subject to your plan's restrictions, you may redeem all or any portion of your Fund shares and use the proceeds to purchase shares of any other Stein Roe Fund available through your employer's defined contribution plan. (An exchange is commonly referred to as a "transfer.") Before exercising the Exchange Privilege, you should obtain the prospectus for the Stein Roe Fund in which you wish to invest and read it carefully. Contact your plan administrator for instructions on how to exchange your shares or to obtain prospectuses of other Stein Roe Funds available through your plan. The Fund reserves the right to suspend, limit, modify, or terminate the Exchange Privilege or its use in any manner by any person or class; shareholders would be notified of such a change.

GENERAL REDEMPTION POLICIES.
Redemption instructions may not be cancelled or revoked once they have been received and accepted by the Trust. The Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.

The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. (See Net Asset Value.) Because the redemption price you receive depends upon the Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares.
__________________________
NET ASSET VALUE

The purchase and redemption price of the Fund's shares is its net asset value per share. The net asset value of a share of the Fund is determined as of the close of trading on the New York Stock Exchange (currently 3:00 p.m., Central time) by dividing the difference between the values of the Fund's assets and liabilities by the number of shares outstanding. Net asset value will not be determined on days when the Exchange is closed unless, in the judgment of the Board of Trustees, the net asset value of the Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Central time.

Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the latest bid quotation. Each over-the-counter security for which the last sale price on the day of valuation is available from NASDAQ is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation. Other assets and securities are valued by a method that the Board believes represents fair value.
__________________________
DISTRIBUTIONS AND INCOME TAXES

DISTRIBUTIONS.
Income dividends are normally declared and paid annually. The Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the twelve-month period ended October 31 in that year. The Fund intends to distribute any undistributed net investment income and net realized capital gains in the following year.

The terms of your plan will govern how you may receive distributions from the Fund. Generally, dividend and capital gains distributions will be reinvested in additional shares of the Fund.

INCOME TAXES.
The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gain it distributes. The Fund will distribute substantially all of its ordinary income and net capital gains on a current basis. Generally, Fund distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxed as such. However, distributions by the Fund to employer-sponsored defined contribution plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable through an investment in the Fund) from such a plan. This section is not intended to be a full discussion of income tax laws and their effect on shareholders.
__________________________
INVESTMENT RETURN

The total return from an investment in the Fund is measured by the distributions received (assuming reinvestment), plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one.
For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

Comparison of the Fund's total return with alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. The Fund's total return does not reflect any charges or expenses related to your employer's plan. Of course, past performance is not necessarily indicative of future results.
__________________________
MANAGEMENT OF THE FUND

TRUSTEES AND INVESTMENT ADVISER.
The Board of Trustees of the Trust has overall management responsibility for the Trust and the Fund. See the Statement of Additional Information for the names of and other information about the trustees and officers. The Fund's Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing the Fund's investment portfolio and the business affairs of the Fund and the Trust, subject to the direction of the Board of Trustees. The Adviser is registered as an investment adviser under the Investment Advisers Act.

The Adviser was organized in 1986 to succeed to the business of Stein Roe & Farnham, a partnership that had advised and managed mutual funds since 1949. The Adviser is a wholly owned indirect subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.


PORTFOLIO MANAGERS.
E. Bruce Dunn and Richard B. Peterson have been co-portfolio managers of the Fund since 1991. Each is a vice-president of the Trust and a senior vice president of the Adviser. Mr. Dunn has been associated with the Adviser since 1964. He received his A.B. degree from Yale University in 1956 and his M.B.A. from Harvard University in 1958 and is a chartered investment counselor. Mr. Peterson, who began his investment career at Stein Roe & Farnham in 1965 after graduating with a B.A. from Carleton College in 1962 and the Woodrow Wilson School at Princeton University in 1964 with a Masters in Public Administration, rejoined the Adviser in 1991 after 15 years of equity research and portfolio management experience with State Farm Investment Management Corporation. David P. Brady has been associate portfolio manager of Special Fund since 1995. A vice president of the Adviser and the Trust, Mr. Brady joined the Adviser in 1993, and was an equity investment analyst with State Farm Mutual Automobile Insurance Company from1986 to 1993. As of December 31, 1995, Messrs. Dunn and Peterson were responsible for co-managing $1.3 billion in mutual fund assets.


FEES AND EXPENSES.
The investment advisory agreement relating to the Fund was replaced on September 1, 1995, with an administrative agreement and a management agreement. Under the terminated advisory agreement, the annual fee was .75% of average net assets. The new contracts call for a monthly management fee based on an annual rate of .75% of the first $500 million,
 .70% of the next $500 million, .65 of the next $500 million, and .60% thereafter; and a monthly administrative fee based on an annual rate of .15% of the first $500 million, .125% of the next $500 million, .10% of the next $500 million, and
 .075% thereafter. The fees paid by the Fund are higher than those paid by most mutual funds. For the year ended September 30, 1995, the fees for the Fund amounted to .76% of average net assets.

Under a separate agreement with the Trust, the Adviser provides certain accounting and bookkeeping services to the Fund, including computation of the Fund's net asset value and calculation of its net income and capital gains and losses on disposition of Fund assets.

PORTFOLIO TRANSACTIONS.
The Adviser places the orders for the purchase and sale of portfolio securities and options and futures transactions for the Fund. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

TRANSFER AGENT.
SteinRoe Services Inc., One South Wacker Drive, Chicago,
Illinois 60606, a wholly owned subsidiary of Liberty
Financial, is the agent of the Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

DISTRIBUTOR.
The shares of the Fund are offered for sale through Liberty
Securities Corporation ("Distributor") without any sales commissions or charges to the Fund or to its shareholders.
The Distributor is a wholly owned subsidiary of Liberty
Financial.  The business address of the Distributor is 600
Atlantic Avenue, Boston, Massachusetts 02210; however, all
Fund correspondence (including purchase and redemption orders) should be mailed to the Trust at P.O. Box 804058, Chicago, Illinois 60680. All distribution and promotional expenses are paid by the Adviser, including payments to the Distributor for sales of Fund shares.

CUSTODIAN.
State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for the Fund. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)
__________________________
ORGANIZATION AND DESCRIPTION OF SHARES

The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated January 8, 1987, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, eight series are authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as the Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, the Trust or any particular Fund shall look only to the assets of the Trust or of the respective Fund for payment under such credit, contract or claim, and that the shareholders, Trustees and officers of the Trust shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Trust was unable to meet its obligations.

The risk of a particular Fund incurring financial loss on account of unsatisfied liability of another Fund of the Trust is also believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other Fund was unable to meet its obligations.
__________________________
FOR MORE INFORMATION

Contact a Stein Roe Retirement Plan Representative at 800-
322-1130 for more information about this Fund.
                      ________________

     Statement of Additional Information Dated February 1, 1996

                   STEIN ROE INVESTMENT TRUST
          P.O. Box 804058, Chicago, Illinois  60680
                         800-338-2550

                   GROWTH AND INCOME FUNDS
               Stein Roe Growth & Income Fund
                 Stein Roe Total Return Fund

                       GROWTH FUNDS
                 Stein Roe Growth Stock Fund
                    Stein Roe Special Fund
                 Stein Roe Special Venture Fund
              Stein Roe Capital Opportunities Fund

     The Funds listed above are series of the Stein Roe Investment Trust (the "Trust"). Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objectives and policies. This Statement of Additional Information is not a prospectus, but provides additional information that should be read in conjunction with the Funds' prospectus dated February 1, 1996, and any supplements thereto ("Prospectus"). The Prospectus may be obtained at no charge by telephoning 800-338-2550.

                 TABLE OF CONTENTS

General Information and History...............2
Investment Policies...........................3
    Growth & Income Fund......................3
    Total Return Fund.........................4
    Growth Stock Fund.........................4
    Special Fund..............................4
    Special Venture Fund......................5
    Capital Opportunities Fund................5
Portfolio Investments and Strategies..........5
Investment Restrictions......................20
Additional Investment Considerations.........24
Purchases and Redemptions....................24
Management...................................25
Financial Statements.........................29
Principal Shareholders.......................29
Investment Advisory Services.................30
Distributor..................................33
Transfer Agent...............................33
Custodian....................................33
Independent Public Accountants...............33
Portfolio Transactions.......................34
Additional Income Tax Considerations.........34
Investment Performance.......................37
Appendix--Ratings............................43


                  GENERAL INFORMATION AND HISTORY

     Stein Roe & Farnham Incorporated (the "Adviser") provides investment advisory services and administrative services to the Funds. Currently eight series of the Trust are authorized and outstanding.

     As used herein, "Growth & Income Fund," "Total Return Fund," "Growth Stock Fund," "Special Fund," "Special Venture Fund," and "Capital Opportunities Fund" refer to the series of the Trust designated Stein Roe Growth & Income Fund, Stein Roe Total Return Fund, Stein Roe Growth Stock Fund, Stein Roe Special Fund, Stein Roe Special Venture Fund, and Stein Roe Capital Opportunities Fund, respectively, and are referred to collectively as the "Funds." Prior to February 1, 1996, Stein Roe Growth & Income Fund was named SteinRoe Prime Equities, Stein Roe Total Return Fund was named SteinRoe Total Return Fund, Stein Roe Growth Stock Fund was named SteinRoe Growth Stock Fund, Stein Roe Special Fund was named SteinRoe Special Fund, Stein Roe Special Venture Fund was named SteinRoe Special Venture Fund, and Stein Roe Capital Opportunities Fund was named SteinRoe Capital Opportunities Fund. Growth Stock Fund was named SteinRoe Stock Fund prior to February 1, 1995. The name of the Trust was changed on February 1, 1996 from SteinRoe Investment Trust to Stein Roe Investment Trust.

     Each share of a series is entitled to participate pro rata in any dividends and other distributions declared by the Board on shares of that series, and all shares of a series have equal rights in the event of liquidation of that series.

     Each whole share (or fractional share) outstanding on the record date established in accordance with the By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract. If requested to do so by the holders of at least 10% of the Trust's outstanding shares, the Trust will call a special meeting for the purpose of voting upon the question of removal of a trustee or trustees and will assist in the communications with other shareholders as if the Trust were subject to Section 16(c) of the Investment Company Act of 1940. All shares of all series of the Trust are voted together in the election of trustees. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by individual series, except that shares are voted by individual series when required by the Investment Company Act of 1940 or other applicable law, or when the Board of Trustees determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters.

SPECIAL CONSIDERATIONS REGARDING MASTER FUND/FEEDER FUND
STRUCTURE

     Each Fund may in the future seek to achieve its objective by pooling its assets with assets of other mutual funds managed by the Adviser for investment in another mutual fund having the same investment objective and substantially the same investment policies and restrictions as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. The Adviser is expected to manage any such mutual fund in which a Fund would invest. Such investment would be subject to determination by the Trustees that it was in the best interests of the Fund and its shareholders, and shareholders would receive advance notice of any such change.


                       INVESTMENT POLICIES

     In pursuing its respective objective, each Fund will invest as described below and may employ the investment techniques described in its Prospectus and elsewhere in this Statement of Additional Information. Investments and strategies that are common to two or more Funds are described under Portfolio Investments and Strategies. Each Fund's investment objective is a non-fundamental policy and may be changed by the Board of Trustees without the approval of a "majority of the outstanding voting securities" /1/ of that Fund.
-----------------
/1/ A "majority of the outstanding voting securities" means the approval of the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.
-----------------

GROWTH & INCOME FUND

     This Fund's investment objective is to provide both growth of capital and current income. It is designed for investors seeking a diversified portfolio of securities that offers the opportunity for long-term growth of capital while also providing a steady stream of income.

     In seeking to meet this objective, the Fund invests primarily in well-established companies whose common stocks are believed to have both the potential to appreciate in value and to pay dividends to shareholders.

     Although it may invest in a broad range of securities (including common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, and warrants or rights to purchase common stocks), normally the Fund will emphasize investments in equity securities of companies having market capitalizations in excess of $1 billion. Securities of these well-established companies are believed to be generally less volatile than those of companies with smaller capitalizations because companies with larger capitalizations tend to have experienced management; broad, highly diversified product lines; deep resources; and easy access to credit.

TOTAL RETURN FUND

     This Fund's investment objective is to obtain current income and capital appreciation in order to achieve maximum total return consistent with reasonable investment risk, in the opinion of the Adviser, through investment in a combination of equity, fixed income and convertible securities. The percentages of Fund assets invested in various types of securities will vary in accordance with the judgment of the Adviser. There are no limitations on the amount of the Fund's assets which may be allocated to the various types of securities. Generally, the equity portion of the Fund's portfolio will be invested in common stocks that the Adviser believes have long-term growth possibilities. With respect to the fixed income portion of the portfolio, emphasis is placed on acquiring investment grade securities.

GROWTH STOCK FUND


     This Fund's investment objective is long-term capital appreciation, which it attempts to achieve by normally investing at least 65% of its total assets in common stocks and other equity-type securities (such as preferred stocks, securities convertible into or exchangeable for common stocks, and warrants or rights to purchase common stocks) that, in the opinion of the Adviser, have long-term appreciation possibilities.


SPECIAL FUND


     This Fund's investment objective is to invest in securities selected for possible capital appreciation. Particular emphasis is placed on securities that are considered to have limited downside risk relative to their potential for above-average growth, including securities of undervalued, underfollowed or out-of-favor companies, and companies that are low-cost producers of goods or services, financially strong or run by well-respected managers. The Fund may invest more than 5% of its net assets in securities of seasoned, established companies that appear to have appreciation potential, as well as securities of relatively small, new companies. In addition, it may invest in securities with limited marketability, new issues of securities, securities of companies that, in the Adviser's opinion, will benefit from management change, new technology, new product or service development or change in demand, and other securities that the Adviser believes have capital appreciation possibilities;
however, the Fund does not currently intend to invest, nor has it invested in the past fiscal year, more than 5% of its net assets in any of these types of securities. Securities of smaller, newer companies may be subject to greater price volatility than securities of larger more well-established companies. In addition, many smaller companies are less well known to the investing public and may not be as widely followed by the investment community. Although the Fund will invest primarily in common stocks, it may also invest in other equity-type securities, including preferred stocks and securities convertible into equity securities.


SPECIAL VENTURE FUND

     The Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and other equity-type securities (such as preferred stocks, securities convertible or exchangeable for common stocks, and warrants or rights to purchase common stocks) of entrepreneurially managed companies that the Adviser believes represent special opportunities. The Fund emphasizes investments in financially strong small and medium-sized companies based principally on management appraisal and stock valuation. The Adviser considers "small" and "medium-sized" companies to be those with market capitalizations of less than $1 billion and $1 to $3 billion, respectively.

     In both its initial and ongoing appraisals of a company's management, the Adviser seeks to know both the principal owners and senior management and to assess their business judgment and strategies through personal visits. The Adviser favors companies whose management has an owner/operator, risk-averse orientation and a demonstrated ability to create wealth for investors. Attractive company characteristics include unit growth, favorable cost structures or competitive positions, and financial strength that enables management to execute business strategies under difficult conditions. A company is attractively valued when its stock can be purchased at a meaningful discount to the value of the underlying business.

CAPITAL OPPORTUNITIES FUND

     This Fund's investment objective is long-term capital appreciation, which it attempts to achieve by investing in selected companies that, in the opinion of the Adviser, offer opportunities for capital appreciation.


     The Fund pursues its objective by investing in aggressive growth companies. An aggressive growth company, in general, is one that appears to have the ability to increase its earnings at an above-average rate. These may include securities of smaller emerging companies as well as securities of well-seasoned companies of any size that offer strong earnings growth potential. Such companies may benefit from new products or services, technological developments, or changes in management.
Securities of smaller companies may be subject to greater price volatility than securities of larger companies. In addition, many smaller companies are less well known to the investing public and may not be as widely followed by the investment community. Although it invests primarily in common stocks, the Fund may invest in all types of equity securities, including preferred stocks and securities convertible into common stocks.



              PORTFOLIO INVESTMENTS AND STRATEGIES

DEBT SECURITIES

     In pursuing its investment objective, each Fund may invest in debt securities of corporate and governmental issuers. The risks inherent in debt securities depend primarily on the term and quality of the obligations in a Fund's portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.


     Investments in debt securities by Growth & Income Fund,
Total Return Fund, and Growth Stock Fund are limited to those that are within the four highest grades (generally referred to as "investment grade") assigned by a nationally recognized statistical rating organization or, if unrated, deemed to be of comparable quality by the Adviser. Special Venture Fund, Capital Opportunities Fund, and Special Fund may invest up to 35% of their net assets in debt securities, but do not expect to invest more than 5% of their net assets in debt securities that are rated below investment grade.


     Securities in the fourth highest grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest and repay principal. If the rating of a security held by a Fund is lost or reduced below investment grade, the Fund is not required to dispose of the security, but the Adviser will consider that fact in determining whether that Fund should continue to hold the security.

     Securities that are rated below investment grade are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and therefore carry greater investment risk, including the possibility of issuer default and bankruptcy.

     When the Adviser determines that adverse market or economic conditions exist and considers a temporary defensive position advisable, the Funds may invest without limitation in high-quality fixed income securities or hold assets in cash or cash equivalents.

DERIVATIVES

     Consistent with its objective, each Fund may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, futures contracts, futures options, securities collateralized by underlying pools of mortgages or other receivables, floating rate instruments, and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency.

     Derivatives are most often used to manage investment risk or to create an investment position indirectly because it is more efficient or less costly than direct investment that cannot be readily established directly due to portfolio size, cash availability, or other factors. They also may be used in an effort to enhance portfolio returns.

     The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives.

     No Fund currently intends to invest, nor has any Fund during its past fiscal year invested, more than 5% of its net assets in any type of Derivative, except for options, futures contracts, and futures options. (See Options and Futures in this Statement of Additional Information.)

     Some mortgage-backed debt securities are of the "modified pass-through type," which means the interest and principal payments on mortgages in the pool are "passed through" to investors. During periods of declining interest rates, there is increased likelihood that mortgages will be prepaid, with a resulting loss of the full-term benefit of any premium paid by the Fund on purchase of such securities; in addition, the proceeds of prepayment would likely be invested at lower interest rates.

     Mortgage-backed securities provide either a pro rata interest in underlying mortgages or an interest in collateralized mortgage obligations ("CMOs") that represent a right to interest and/or principal payments from an underlying mortgage pool. CMOs are not guaranteed by either the U.S. Government or by its agencies or instrumentalities, and are usually issued in multiple classes each of which has different payment rights, prepayment risks, and yield characteristics. Mortgage-backed securities involve the risk of prepayment on the underlying mortgages at a faster or slower rate than the established schedule. Prepayments generally increase with falling interest rates and decrease with rising rates but they also are influenced by economic, social, and market factors. If mortgages are pre-paid during periods of declining interest rates, there would be a resulting loss of the full-term benefit of any premium paid by the Fund on purchase of the CMO, and the proceeds of prepayment would likely be invested at lower interest rates.

     Non-mortgage asset-backed securities usually have less prepayment risk than mortgage-backed securities, but have the risk that the collateral will not be available to support payments on the underlying loans that finance payments on the securities themselves.

     Floating rate instruments provide for periodic adjustments in coupon interest rates that are automatically reset based on changes in amount and direction of specified market interest rates. In addition, the adjusted duration of some of these instruments may be materially shorter than their stated maturities. To the extent such instruments are subject to lifetime or periodic interest rate caps or floors, such instruments may experience greater price volatility than debt instruments without such features. Adjusted duration is an inverse relationship between market price and interest rates and refers to the approximate percentage change in price for a 100 basis point change in yield. For example, if interest rates decrease by 100 basis points, a market price of a security with an adjusted duration of 2 would increase by approximately 2%.

CONVERTIBLE SECURITIES

     By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible, the Adviser will consider substantially the same criteria that would be considered in purchasing the underlying stock. While convertible securities purchased by a Fund are frequently rated investment grade, the Funds also may purchase unrated securities or securities rated below investment grade if the securities meet the Adviser's other investment criteria. Convertible securities rated below investment grade
(a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than either common stock or conventional debt securities. As a result, the Adviser's own investment research and analysis tends to be more important in the purchase of such securities than other factors.

DEFENSIVE INVESTMENTS

     When the Adviser considers a temporary defensive position advisable, each Fund may invest, without limitation, in high-quality fixed income securities or hold assets in cash or cash equivalents.

FOREIGN SECURITIES

     Each Fund may invest up to 25% of its total assets in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. For this purpose, foreign securities do not include American Depositary Receipts (ADRs) or securities guaranteed by a United States person. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. The Funds may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, a Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR. No Fund intends to invest, nor during the past fiscal year has any Fund invested, more than 5% of its net assets in unsponsored ADRs.


     As of September 30, 1995, the Funds' holdings of foreign companies, as a percentage of net assets, were as follows:
Growth & Income Fund, 4.4% (1.5% in foreign securities and 2.9% in ADRs), Total Return Fund, 5.2% (1.0% in foreign securities and 4.2% in ADRs), Growth Stock Fund, 6.3% (1.2% in foreign securities and 5.1% in ADRs), Special Fund, 7.5% (6.0% in foreign securities and 1.5% in ADRs); Special Venture Fund, 4.9% (4.9% in foreign securities and none in ADRs); and Capital Opportunities Fund, 2.5% (none in foreign securities and 2.5% in ADRs).


     With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, a Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged.
Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under Currency Exchange Transactions.)

     Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

     Although the Funds will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

     Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

     Forward currency transactions may involve currencies of the different countries in which the Funds may invest, and serve as hedges against possible variations in the exchange rate between these currencies. Currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular currency. Portfolio hedging allows the Adviser to limit or reduce exposure in a foreign currency by entering into a forward contract to sell or buy such foreign currency (or another foreign currency that acts as a proxy for that currency) so that the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. A Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, a Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Fund. A Fund may not engage in "speculative" currency exchange transactions.

     At the maturity of a forward contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency a Fund is obligated to deliver.

     If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

LENDING OF PORTFOLIO SECURITIES

     Subject to restriction (5) under Investment Restrictions in this Statement of Additional Information, each Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in the Adviser's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. No Fund loaned portfolio securities during the fiscal year ended September 30, 1995 nor does it currently intend to loan more than 5% of its net assets.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES; REVERSE REPURCHASE
AGREEMENTS

     Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Funds make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. No Fund had during its last fiscal year, nor does any Fund currently intend to have, commitments to purchase when-issued securities in excess of 5% of its net assets.

     Each Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which a Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs. No Fund entered into reverse repurchase agreements during the fiscal year ended September 30, 1995.

     At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government securities or other "high-grade" debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase net asset value fluctuation.

SHORT SALES

     Each Fund may make short sales "against the box." In a short sale, the Fund sells a borrowed security and is required to return the identical security to the lender. A short sale "against the box" involves the sale of a security with respect to which the Fund already owns an equivalent security in kind and amount. A short sale "against the box" enables a Fund to obtain the current market price of a security which it desires to sell but is unavailable for settlement.

RULE 144A SECURITIES

     Each Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule
144A under the 1933 Act. That Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule
144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule
144A security. In addition, the Adviser could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.
 No Fund expects to invest as much as 5% of its total assets in Rule 144A securities that have not been deemed to be liquid by the Adviser. (See restriction (n) under Investment Restrictions.)

LINE OF CREDIT

     Subject to restriction (6) under Investment Restrictions in this Statement of Additional Information, each Fund may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities.

PORTFOLIO TURNOVER

     Although the Funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. At times, Special Fund and Capital Opportunities Fund may invest for short-term capital appreciation. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of the Funds' flexibility of investment and emphasis on growth of capital, they may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. The future turnover rate may vary greatly from year to year. A high rate of portfolio turnover in a Fund, if it should occur, would result in increased transaction expenses, which must be borne by that Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. (See Risks and Investment Considerations and Distributions and Income Taxes in the Prospectus, and Additional Income Tax Considerations in this Statement of Additional Information.)

OPTIONS ON SECURITIES AND INDEXES

     Each Fund may purchase and sell put options and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ. Each Fund may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     A Fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

     If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

     A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option.
If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     Each Fund may use interest rate futures contracts, index futures contracts, and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index /2/ at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index) as well as
-------------------
/2/ A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.
------------------

financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit, and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

     The Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase that Fund's exposure to stock price, interest rate and currency fluctuations, the Fund may be able to achieve its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     Each Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     The success of any futures transaction depends on the Adviser correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, a Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, the Adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

     Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

RISKS ASSOCIATED WITH FUTURES

     There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities market and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

LIMITATIONS ON OPTIONS AND FUTURES

     If other options, futures contracts, or futures options of types other than those described herein are traded in the future, each Fund may also use those investment vehicles, provided the Board of Trustees determines that their use is consistent with the Fund's investment objective.

     A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by that Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," /3/ would exceed 5% of the Fund's total assets.
-----------------
/3/ A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.
------------------

     When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

     A Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

     In order to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," each Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of a Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into [in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the Commission Regulations) may be excluded in computing such 5%].

     As long as a Fund continues to sell its shares in certain states, the Fund's options and futures transactions will also be subject to certain non-fundamental investment restrictions set forth under Investment Restrictions in this Statement of Additional Information.

TAXATION OF OPTIONS AND FUTURES

     If a Fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by a Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

     If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

     Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

     If a Fund writes an equity call option /4/ other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to
----------------------
/4/ An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index).
----------------------

the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

     A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

     For federal income tax purposes, a Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Fund: (1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

     If a Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

     In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts). In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer the closing out of certain positions beyond the time when it would otherwise be advantageous to do so.

     Each Fund distributes to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments, and shareholders are advised of the nature of the payments.


                     INVESTMENT RESTRICTIONS

     Each Fund operates under the following investment restrictions. A Fund may not:

     (1) with respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the Government of the U.S. or any of its agencies or instrumentalities or repurchase agreements for such securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (2) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (3) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (4) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

     (5) make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations which are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, /5/ or (c) lending portfolio securities, provided that it may not lend
---------------------------
/5/ A repurchase agreement involves the sale of securities to the Fund, with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount representing interest at an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. Repurchase agreements entered into by the Fund will be fully collateralized and will be marked-to-market daily. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.
---------------------------

securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan) [the Funds have not lent portfolio securities during the past year];

     (6) borrow, except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements and such borrowings will not exceed 33 1/3% of its total assets, and the Fund will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of its total assets) and (b) enter into transactions in options, futures, and options on futures;

     (7) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund; or

     (8) issue any senior security except to the extent permitted under the Investment Company Act of 1940.

     The above restrictions (other than bracketed portions thereof and, in the case of Special Fund, other than 1 and 2) are fundamental policies and may not be changed without the approval of a "majority of the outstanding voting securities" as defined above. Each Fund and, in the case of Special Fund, together with restrictions 1 and 2 above, is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. None of the following restrictions shall prevent a Fund from investing all or substantially all of its assets in another investment company having the same investment objective and substantially the same investment policies as the Fund. A Fund may not:

     (a) invest in any of the following: (i) interests in oil, gas, or other mineral leases or exploration or development programs (except readily marketable securities, including but not limited to master limited partnership interests, that may represent indirect interests in oil, gas, or other mineral exploration or development programs); (ii) puts, calls, straddles, spreads, or any combination thereof (except that the Fund may enter into transactions in options, futures, and options on futures); (iii) shares of other open-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; and (iv) limited partnerships in real estate unless they are readily marketable;

     (b) invest in companies for the purpose of exercising control or management;

     (c) purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of the Fund's total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets;

     (d) purchase or hold securities of an issuer if 5% of the securities of such issuer are owned by those officers, trustees, or directors of the Trust or of its investment adviser, who each own beneficially more than 1/2 of 1% of the securities of that issuer;

     (e) mortgage, pledge, or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with options, futures, and options on futures;

     (f) invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American stock exchange;

     (g) write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange, or similar entity;

     (h) invest more than 25% of its total assets (valued at time of purchase) in securities of foreign issuers (other than securities represented by American Depositary Receipts (ADRs) or securities guaranteed by a U.S. person);

     (i) buy or sell an option on a security, a futures contract, or an option on a futures contract unless the option, the futures contract, or the option on the futures contract is offered through the facilities of a recognized securities association or listed on a recognized exchange or similar entity;

     (j) purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;

     (k) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or "when distributed" securities which the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;

     (l) invest more than 5% of its total assets (taken at market value at the time of a particular investment) in securities of issuers (other than issuers of federal agency obligations or securities issued or guaranteed by any foreign country or asset-backed securities) that, together with any predecessors or unconditional guarantors, have been in continuous operation for less than three years ("unseasoned issuers");

     (m) invest more than 5% of its total assets (taken at market value at the time of a particular investment) in restricted securities, other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933;


     (n) invest more than 15% of its total assets (taken at market value at the time of a particular investment) in restricted securities and securities of unseasoned issuers;
or


     (o) invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days.


                ADDITIONAL INVESTMENT CONSIDERATIONS

     The Adviser seeks to provide superior long-term investment results through a disciplined, research-intensive approach to investment selection and prudent risk management. It has worked to build wealth for generations by being guided by three primary objectives which it believes are the foundation of a successful investment program. These objectives are preservation of capital, limited volatility through managed risk, and consistent above-average returns. Because every investor's needs are different, Stein Roe mutual funds are designed to accommodate different investment objectives, risk tolerance levels, and time horizons. In selecting a mutual fund, investors should ask the following questions:

What are my investment goals?
It is important to a choose a fund that has investment objectives compatible with your investment goal.

What is my investment time frame?
If you have a short investment time frame (e.g., less than three years), a mutual fund that seeks to provide a stable share price, such as a money market fund, or one that seeks capital preservation as one of its objectives may be appropriate. If you have a longer investment time frame, you may seek to maximize your investment returns by investing in a mutual fund that offers greater yield or appreciation potential in exchange for greater investment risk.

What is my tolerance for risk?
All investments, including those in mutual funds, have risks which will vary depending on investment objective and security type. However, mutual funds seek to reduce risk through professional investment management and portfolio diversification.

     In general, equity mutual funds emphasize long-term capital appreciation and tend to have more volatile net asset values than bond or money market mutual funds. Although there is no guarantee that they will be able to maintain a stable net asset value of $1.00 per share, money market funds emphasize safety of principal and liquidity, but tend to offer lower income potential than bond funds. Bond funds tend to offer higher income potential than money market funds but tend to have greater risk of principal and yield volatility.


                   PURCHASES AND REDEMPTIONS

     Purchases and redemptions are discussed in the Prospectus under the headings How to Purchase Shares, How to Redeem Shares, Net Asset Value, and Shareholder Services, and that information is incorporated herein by reference. The Prospectus discloses that you may purchase (or redeem) shares through investment dealers, banks, or other institutions. It is the responsibility of any such institution to establish procedures insuring the prompt transmission to the Trust of any such purchase order. The state of Texas has asked that the Trust disclose in its Statement of Additional Information, as a reminder to any such bank or institution, that it must be registered as a securities dealer in Texas.

     Each Fund's net asset value is determined on days on which the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, net asset value of a Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Chicago time.

     The Trust intends to pay all redemptions in cash and is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets of the Trust during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of securities. If redemptions were made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.

     Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time the shares in the account do not have a value of at least $1,000. An investor will be notified that the value of his account is less than that minimum and allowed at least 30 days to bring the value of the account up to at least $1,000 before the redemption is processed. The Agreement and Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees.

     The Trust reserves the right to suspend or postpone redemptions of shares of any Fund during any period when: (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or the NYSE is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of such Fund not reasonably practicable.


                          MANAGEMENT

     The following table sets forth certain information with respect to the trustees and officers of the Trust:


                            Position(s) held
Name                  Age   with the Trust           Principal occupation(s) during past five years
--------------------  --  ------------------------   -----------------------------------------------
Gary A. Anetsberger   40  Senior Vice-President      Vice-President of Stein Roe & Farnham Incorporated (the
                                                     "Adviser")

Timothy K. Armour     47  President; Trustee         President of the Mutual Funds division of the Adviser and
   (1)(2)                                            Director of the Adviser since June, 1992; senior vice
                                                     president and director of marketing of Citibank Illinois
                                                     prior thereto

Jilaine Hummel Bauer  40  Executive Vice-President;  General Counsel and Secretary of the Adviser since November,
                          Secretary                  1995; senior vice president of the Adviser since April, 1992;
                                                     vice president of the Adviser, prior thereto

Bruno Bertocci        41  Vice-President             Vice President of Colonial Management Associates, Inc. since
                                                     January, 1996; senior vice president of the Adviser since
                                                     May, 1995; global equity portfolio manager with Rockefeller
                                                     & Co. prior thereto

Kenneth L. Block (3)  75  Trustee                    Chairman Emeritus of A. T. Kearney, Inc. (international
                                                     management consultants)

William W. Boyd (3)   70  Trustee                    Chairman and Director of Sterling Plumbing Group, Inc.
                                                     (manufacturer of plumbing products) since 1992; chairman,
                                                     president, and chief executive officer of Sterling Plumbing
                                                     Corporation prior thereto

David P. Brady        31  Vice-President             Vice President of the Adviser since November, 1995; portfolio manager for the Adviser since 1993; equity investment analyst.
                                                     State Farm Mutual Automobile Insurance Company prior thereto

Thomas W. Butch       39  Vice-President             Senior Vice President of the Adviser since September, 1994;
                                                     first vice president, corporate communications, of Mellon
                                                     Bank Corporation prior thereto

N. Bruce Callow       50  Executive Vice-President   President of the Investment Counsel division of the Adviser since June, 1994; senior vice president of trust and
                                                     financial services for The Northern Trust prior thereto

Daniel K. Cantor      36  Vice-President             Senior Vice President of the Adviser

Robert A. Christensen 62  Vice-President             Senior Vice President of the Adviser

Lindsay Cook (1)      43  Trustee                    Senior Vice President of Liberty Financial Companies, Inc.
                                                     (the indirect parent of the Adviser)

E. Bruce Dunn         61  Vice-President             Senior Vice President of the Adviser

Erik P. Gustafson     32  Vice-President             Vice President of the Adviser since May, 1994; associate of the Adviser from April, 1992 to May, 1994; associate
                                                     attorney with Fowler White Burnett Hurley Banick &
                                                     Strickroot prior thereto

David P. Harris       31  Vice-President             Vice President of Colonial Management Associates, Inc. since
                                                     January, 1996;vice president of the Adviser since May, 1995;
                                                     global equity portfolio manager with Rockefeller & Co. prior thereto

Philip D. Hausken     37  Vice-President             Vice President of the Adviser since November, 1994, corporate counsel for the Adviser since July, 1994;
                                                     assistant regional director, midwest regional office of the
                                                     Securities and Exchange Commission prior thereto

Harvey B. Hirschhorn  46  Vice-President             Executive Vice President, Chief Economist & Investment
                                                     Strategist, and Director of Research Services of the Adviser

Stephen P. Lautz      38  Vice-President             Vice President of the Adviser since May, 1994; associate of the Adviser prior thereto

Eric S. Maddix        32  Vice-President             Vice President of the Adviser since November, 1995;
                                                     portfolio manager for the Adviser since 1987

Lynn C. Maddox        55  Vice-President             Senior Vice President of the Adviser

Anne E. Marcel        38  Vice-President             Manager, Mutual Fund Sales & Services of the Adviser since
                                                     October, 1994; supervisor of the Counselor Department of the
                                                     Adviser from October, 1992 to October, 1994; vice president of Selected Financial Services from May, 1990 to March, 1992

Francis W. Morley (3) 75  Trustee                    Chairman of Employer Plan Administrators and Consultants Co.
                                                     (designer, administrator, and communicator of employee
                                                     benefit plans)

Charles R. Nelson (3) 53  Trustee                    Professor, Department of Economics of the University of
                                                     Washington

Nicolette D. Parrish  46  Vice-President;            Senior Compliance Administrator and Assistant Secretary for
                          Assistant Secretary        for the Adviser since November, 1995; senior legal assistant for the Adviser prior thereto

Richard B. Peterson   55  Vice-President             Senior Vice President of the Adviser since June, 1991;
                                                     officer of State Farm Investment Management Corporation prior thereto

Sharon R. Robertson   34  Controller                 Accounting Manager for the Adviser's Mutual Funds division

Janet B. Rysz         40  Assistant Secretary        Assistant Secretary of the Adviser

Gloria J. Santella    38  Vice-President             Senior Vice President of the Adviser since November, 1995;
                                                     vice president of the Adviser from January, 1992 to November,
                                                     1995; associate of the Adviser prior thereto

Thomas P. Sorbo       35  Vice-President             Senior Vice President of the Adviser since January, 1994;
                                                     vice president of the Adviser from September, 1992 to
                                                     December, 1993; associate of Travelers Insurance Company
                                                     prior thereto

Gordon R. Worley      76  Trustee                    Private investor
(2) (3)

Hans P. Ziegler       54  Executive Vice-President   Chief Executive Officer of the Adviser since May, 1994;
                                                     president of the Investment Counsel division of the Adviser from July, 1993 to June, 1994; president and chief executive officer, Pitcairn Financial Management Group prior thereto

Margaret O. Zwick     29  Treasurer                  Compliance Manager for the Adviser's Mutual Funds division since August 1995; compliance accountant, January 1995 to
                                                     July 1995; section manager, January 1994 to January 1995;
                                                     supervisor, February 1990 to December 1993

_________________________
(1) Trustee who is an "interested person" of the Trust and of the Adviser, as defined in the Investment Company Act of 1940.
(2) Member of the Executive Committee of the Board of Trustees, which is authorized to exercise all powers of the Board with certain statutory exceptions.
(3) Member of the Audit Committee of the Board, which makes recommendations to the Board regarding the selection of auditors and confers with the auditors regarding the scope and results of the audit.

     Certain of the trustees and officers of the Trust are trustees or officers of other investment companies managed by the Adviser. Ms. Bauer and Mr. Cook are vice presidents of the Fund's distributor, Liberty Securities Corporation. The address of Mr. Block is 11 Woodley Road, Winnetka, Illinois 60093; that of Mr. Boyd is 2900 Golf Road, Rolling Meadows, Illinois 60008; that of Mr. Cook is 600 Atlantic Avenue, Boston, Massachusetts 02210; that of Mr. Morley is 20 North Wacker Drive, Suite 2275, Chicago, Illinois 60606; that of Mr. Nelson is Department of Economics, University of Washington, Seattle, Washington 98195; that of Mr. Worley is 1407 Clinton Place, River Forest, Illinois 60305; that of Messrs. Bertocci, Cantor, and Harris is 1330 Avenue of the Americas, New York, New York 10019; and that of the other officers is One South Wacker Drive, Chicago, Illinois 60606..

     Officers and trustees affiliated with the Adviser serve without any compensation from the Trust. In compensation for their services to the Trust, trustees who are not "interested persons" of the Trust or the Adviser are paid an annual retainer of $8,000 (divided equally among the Funds of the Trust) plus an attendance fee from each Fund for each meeting of the Board or committee thereof attended at which business for that Fund is conducted. The attendance fees (other than for a Nominating Committee meeting) are based on each Fund's net assets as of the preceding December 31. For a Fund with net assets of less than $251 million, the fee is $200 per meeting; with $251 million to $500 million, $350; with $501 million to $750 million, $500; with $750 million to $1 billion, $650; and with over $1 billion in net assets, $800. Each non-interested trustee also receives an aggregate of $500 for attending each meeting of the Nominating Committee. The Trust has no retirement or pension plans. The following table sets forth compensation paid by the Trust during the fiscal year ended September 30, 1995 to each of the trustees:

                       Aggregate      Total Compensation Paid
                       Compensation   to Trustees from the Trust
       Name of         from the       and the Stein Roe Fund
       Trustee*        Trust          Complex**
       ------------    ------------   ---------------------------
    Timothy K. Armour       -0-                 -0-
    Lindsay Cook            -0-                 -0-
    Alfred F. Kugel         -0-                 -0-
    Kenneth L. Block    $26,800             $66,400
    William W. Boyd      22,050              58,650
    Francis W. Morley    26,200              66,000
    Charles R. Nelson    28,550              68,350
    Gordon R. Worley     26,200              66,000
    _______________

    * Messrs. Armour, Boyd, and Cook were elected trustees of the Trust on January 17, 1995. Mr. Kugel was an affiliated trustee through January 17, 1995.

   ** During this period, the Stein Roe Fund Complex consisted of the six series of Stein Roe Income Trust, four series of Stein Roe Municipal Trust, eight series of Stein Roe
      Investment Trust, and one series of SR&F Base Trust.


                      FINANCIAL STATEMENTS

     Please refer to the Funds' September 30, 1995 Financial Statements (balance sheets and schedules of investments as of September 30, 1995 and the statements of operations, changes in net assets, and notes thereto) and the report of independent public accountants contained in the September 30, 1995 Annual Report of the Funds. The Financial Statements and the report of independent public accountants (but no other material from the Annual Report) are incorporated herein by reference. The Annual Report may be obtained at no charge by telephoning 800-338-2550.


                      PRINCIPAL SHAREHOLDERS

     As of October 31, 1995, the only persons known by the Trust to own of record or "beneficially" 5% or more of the outstanding shares of a Fund within the definition of that term as contained in Rule 13d-3 under the Securities Exchange Act of 1934 were as follows:
                                                    APPROXIMATE
                                                    PERCENTAGE OF
                                                    OUTSTANDING
NAME AND ADDRESS               FUND                 SHARES HELD
-----------------           -------------           ------------

First Bank National         Growth & Income Fund         17.0%
 Association*               Total Return Fund            20.1
410 N. Michigan Avenue      Growth Stock Fund            18.2
Chicago, IL  60611          Special Fund                 17.3
                            Capital Opportunities Fund   18.9

Charles Schwab & Co., Inc.* Growth & Income Fund         19.7
Attn: Mutual Fund Dept.     Total Return Fund            11.6
101 Montgomery Street       Special Fund                 17.7
San Francisco, CA  94104    Capital Opportunities Fund   18.3
___________________
*Shares held of record, but not beneficially.

     The following table shows shares of the Funds held by the categories of persons indicated, and in each case the approximate percentage of outstanding shares represented:

                       CLIENTS OF THE
                       ADVISER IN THEIR     TRUSTEES AND
                       CLIENT ACCOUNTS      OFFICERS
                       AS OF 10/31/95       AS OF 10/31/95
                       ---------------      ----------------
                       SHARES               SHARES
                       HELD      PERCENT    HELD       PERCENT
                       ------    -------    -------    --------
Growth & Income Fund   1,630,338  19.5%      30,603      **
Total Return Fund        607,786   7.5       13,657      **
Growth Stock Fund      1,057,067   7.7       50,587      **
Special Fund           5,774,609  12.4      169,317      **
Special Venture Fund   3,617,364  73.6       38,143      **
Capital Opportunities
  Fund                 1,312,559  11.6       97,609      **
______________
 *The Adviser may have discretionary authority over such shares and, accordingly, they could be deemed to be owned "beneficially" by the Adviser under Rule 13d-3. However, the Adviser disclaims actual beneficial ownership of such shares.
**Represents less than 1% of the outstanding shares.


                 INVESTMENT ADVISORY SERVICES


     Stein Roe & Farnham Incorporated, investment adviser to the Funds, is a wholly owned subsidiary of SteinRoe Services Inc. ("SSI"), the Funds' transfer agent, which is a wholly owned subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which is a majority owned subsidiary of Liberty Mutual Equity Corporation, which is a wholly owned subsidiary of Liberty Mutual Insurance Company. Liberty Mutual Insurance Company is a mutual insurance company, principally in the property/casualty insurance field, organized under the laws of Massachusetts in 1912.

     The directors of the Adviser are Kenneth R. Leibler, C.
Allen Merritt, Jr., Timothy K. Armour, N. Bruce Callow, and Hans
P. Ziegler. Mr. Leibler is President and Chief Executive Officer of Liberty Financial; Mr. Merritt is Senior Vice President and Treasurer of Liberty Financial; Mr. Armour is President of the Adviser's Mutual Funds division; Mr. Callow is President of the Adviser's Investment Counsel division; and Mr. Ziegler is Chief Executive Officer of the Adviser. The business address of Messrs. Leibler and Merritt is Federal Reserve Plaza, Boston, Massachusetts 02210; and that of Messrs. Armour, Callow, and Ziegler is One
South Wacker Drive, Chicago, Illinois 60606.


     The Adviser and its predecessor have been providing investment advisory services since 1932. The Adviser acts as investment adviser to wealthy individuals, trustees, pension and profit sharing plans, charitable organizations, and other institutional investors. As of September 30, 1995, the Adviser managed over $22.9 billion in assets: over $5.5 billion in equities and over $17.4 billion in fixed income securities (including $2.3 billion in municipal securities). The $22.9 billion in managed assets included over $5.7 billion held by open-end mutual funds managed by the Adviser (approximately 21% of the mutual fund assets were held by clients of the Adviser). These mutual funds were owned by over 148,000 shareholders.
The $5.7 billion in mutual fund assets included over $570 million in over 33,000 IRA accounts. In managing those assets, the Adviser utilizes a proprietary computer-based information system that maintains and regularly updates information for approximately 6,500 companies. The Adviser also monitors over 1,400 issues via a proprietary credit analysis system. At September 30, 1995, the Adviser employed 17 research analysts and 36 account managers. The average investment-related experience of these individuals was 20 years.

     Stein Roe Counselor [SERVICE MARK] and Stein Roe Counselor Preferred [SERVICE MARK] are professional investment advisory services offered to Fund shareholders. Each is designed to help shareholders construct Fund investment portfolios to suit their individual needs. Based on information shareholders provide about their financial circumstances, goals, and objectives in response to a questionnaire, the Adviser's investment professionals create customized portfolio recommendations for investments in the Funds and other mutual funds managed by the Adviser. Shareholders participating in Stein Roe Counselor [SERVICE MARK] are free to self direct their investments while considering the Adviser's recommendations; shareholders participating in Stein Roe Counselor Preferred [SERVICE MARK] enjoy the added benefit of having the Adviser implement portfolio recommendations automatically for a fee of 1% or less, depending on the size of their portfolios. In addition to reviewing shareholders' circumstances, goals, and objectives periodically and updating portfolio recommendations to reflect any changes, the shareholders who participate in these programs are assigned a dedicated Counselor [SERVICE MARK] representative. Other distinctive services include specially designed account statements with portfolio performance and transaction data, newsletters, and regular investment, economic, and market updates. A $50,000 minimum investment is required to participate in either program.

     Please refer to the description of the Adviser, advisory agreements, management agreement, administrative agreement, fees, expense limitations, and transfer agency services under Fee Table and Management of the Funds in the Prospectus, which is
incorporated herein by reference.  Except for Special Venture
Fund, each Fund's shareholders voted to replace its investment advisory agreement with a management agreement and an administrative agreement effective September 1, 1995. The table below shows gross fees paid by the Funds for the three most recent fiscal years and any expense reimbursements to them by the
Adviser:
                                    YEAR        YEAR          YEAR
                     TYPE OF        ENDED       ENDED         ENDED
FUND                 PAYMENT        9/30/95     9/30/94      9/30/93
-------------------  -------------  ---------  ----------  ----------
Growth & Income Fund Advisory fee  $  680,210  $  688,242  $  498,157
                     Administrative
                     and management
                     fee               84,030         N/A         N/A
Total Return Fund    Advisory fee   1,131,735   1,262,296   1,097,007
                     Administrative
                     and management
                     fee              131,565         N/A         N/A
Growth Stock Fund    Advisory fee   2,177,363   2,544,530   2,850,075
                     Administrative
                     and management
                     fee              219,495         N/A         N/A
Special Fund         Advisory fee   8,268,281   8,804,952   6,238,784
                     Administrative
                     and management
                     fee              841,041         N/A         N/A
Special Venture Fund Advisory fee     295,409         N/A         N/A
                     Reimbursement    127,482         N/A         N/A
Capital Opportuni-   Advisory fee   1,303,175   1,240,569     949,563
  ties Fund          Administrative
                     and management
                     fee              175,449         N/A         N/A

     The Adviser provides office space and executive and other personnel to the Funds, and bears any sales or promotional expenses. Each Fund pays all expenses other than those paid by the Adviser, including but not limited to printing and postage charges and securities registration and custodian fees and expenses incidental to its organization.

     The investment advisory agreement relating to Special Venture Fund and the administrative agreement relating to the other Funds provide that the Adviser shall reimburse the Fund to the extent that total annual expenses of the Fund (including fees paid to the Adviser, but excluding taxes, interest, commissions and other normal charges incident to the purchase and sale of portfolio securities, and expenses of litigation to the extent permitted under applicable state law) exceed the applicable limits prescribed by any state in which shares of the Fund are being offered for sale to the public; provided, however, the Adviser is not required to reimburse a Fund an amount in excess of the management fee from the Fund for such year. The Trust believes that currently the most restrictive state limit on mutual fund expenses is that of California, which limit currently is 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million, and 1 1/2% thereafter. In addition, in the interest of further limiting expenses of a Fund, the Adviser may voluntarily waive its management fee and/or absorb certain expenses for a Fund, as described under Fee Table in the Prospectus. Any such reimbursement will enhance the yield of such Fund.

     The advisory agreement and management agreement provide that neither the Adviser, nor any of its directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Trust or any shareholder of the Trust for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser of its duties under the agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.

     Any expenses that are attributable solely to the organization, operation, or business of a Fund shall be paid solely out of that Fund's assets. Any expenses incurred by the Trust that are not solely attributable to a particular Fund are apportioned in such manner as the Adviser determines is fair and appropriate, unless otherwise specified by the Board of Trustees.

BOOKKEEPING AND ACCOUNTING AGREEMENT

     Pursuant to a separate agreement with the Trust, the Adviser receives a fee for performing certain bookkeeping and accounting services for each Fund. For these services, the Adviser receives an annual fee of $25,000 per Fund plus .0025 of 1% of average net assets over $50 million. During the fiscal year ended September 30, 1995, the Adviser received aggregate fees of $162,677 from the Trust for services performed under this Agreement.


                             DISTRIBUTOR

     Shares of each Fund are distributed by Liberty Securities Corporation ("LSC") under a Distribution Agreement as described under Management of the Funds in the Prospectus, which is incorporated herein by reference. The Distribution Agreement continues in effect from year to year, provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the Trust, and
(ii) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. The Trust has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and auditing and filing fees in connection with registration of its shares under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses. The Adviser bears all sales and promotional expenses, including payments to LSC for the sales of Fund shares. The Adviser also makes payments to other broker-dealers, banks, and other institutions for the sales of Fund shares of 0.20% of the annual average value of accounts of such shares.

     As agent, LSC offers shares of each Fund to investors in states where the shares are qualified for sale, at net asset value, without sales commissions or other sales load to the investor. In addition, no sales commission or "12b-1" payment is paid by any Fund. LSC offers the Funds' shares only on a best-efforts basis.


                         TRANSFER AGENT

     SSI performs certain transfer agency services for the Trust, as described under Management of the Funds in the Prospectus.
For performing these services, SSI receives from each Fund a fee based on an annual rate of .22 of 1% of the Fund's average net assets. Prior to May 1, 1995, SSI received the following payments from each Fund: (1) a fee of $4.00 for each new account opened; (2) monthly payments of $1.063 per open shareholder account; (3) payments of $0.367 per closed shareholder account for each month through June of the calendar year following the year in which the account is closed; (4) $0.3025 per shareholder account for each dividend paid; and (5) $1.415 for each shareholder-initiated transaction. The Trust believes the charges by SSI to the Funds are comparable to those of other companies performing similar services. (See Investment Advisory Services.)


                          CUSTODIAN

     State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for the Trust. It is responsible for holding all securities and cash of the Funds, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds, and performing other administrative duties, all as directed by authorized persons. The custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds.

     Portfolio securities purchased in the U.S. are maintained in the custody of the Bank or of other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network and foreign depositories ("foreign sub-custodians"). Each of the domestic and foreign custodial institutions holding portfolio securities has been approved by the Board of Trustees in accordance with regulations under the Investment Company Act of 1940.

     The Board of Trustees reviews, at least annually, whether it is in the best interest of each Fund and its shareholders to maintain Fund assets in each of the countries in which the Fund invests with particular foreign sub-custodians in such countries, pursuant to contracts between such respective foreign sub-custodians and the Bank. The review includes an assessment of the risks of holding Fund assets in any such country (including risks of expropriation or imposition of exchange controls), the operational capability and reliability of each such foreign sub-custodian, and the impact of local laws on each such custody arrangement. The Board of Trustees is aided in its review by the Bank, which has assembled the network of foreign sub-custodians utilized by the Funds, as well as by the Adviser and counsel. However, with respect to foreign sub-custodians, there can be no assurance that a Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or application of foreign law to a Fund's foreign sub-custodial arrangements. Accordingly, an investor should recognize that the non-investment risks involved in holding assets abroad are greater than those associated with investing in the United States.

     The Funds may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.


                  INDEPENDENT PUBLIC ACCOUNTANTS

     The independent public accountants for the Trust are Arthur Andersen LLP, 33 West Monroe Street, Chicago, Illinois 60603. The accountants audit and report on the Funds' annual financial statements, review certain regulatory reports and the Funds' federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust.


                      PORTFOLIO TRANSACTIONS

     The Adviser places the orders for the purchase and sale of each Fund's portfolio securities and options and futures contracts. The Adviser's overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other judgmental factors may also enter into the decision. These include: the Adviser's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others which are considered; the Adviser's knowledge of the financial stability of the broker or dealer selected and such other brokers or dealers; and the Adviser's knowledge of actual or apparent operational problems of any broker or dealer. Recognizing the value of these factors, a Fund may pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are made on an ongoing basis by the Adviser's staff while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by the Adviser, and reports are made annually to the Board of Trustees.

     With respect to issues of securities involving brokerage commissions, when more than one broker or dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for a Fund, the Adviser often selects a broker or dealer that has furnished it with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends, and similar data, and computer data bases, quotation equipment and services, research-oriented computer software and services, and services of economic and other consultants. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, the Adviser uses an internal allocation procedure to identify those brokers or dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients' accounts in the aggregate, including the Funds, to such brokers or dealers to ensure the continued receipt of research products or services the Adviser feels are useful. In certain instances, the Adviser receives from brokers and dealers products or services that are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, the Adviser makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by the Adviser (without prior agreement or understanding, as noted above) through brokerage commissions generated by transactions by clients (including the Funds), while the portions of the costs attributable to non-research usage of such products or services is paid by the Adviser in cash. No person acting on behalf of a Fund is authorized, in recognition of the value of research products or services, to pay a commission in excess of that which another broker or dealer might have charged for effecting the same transaction. Research products or services furnished by brokers and dealers may be used in servicing any or all of the clients of the Adviser and not all such research products or services are used in connection with the management of the Funds.

     With respect to a Fund's purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, the Adviser may also consider the part, if any, played by the broker or dealer in bringing the security involved to the Adviser's attention, including investment research related to the security and provided to the Fund.

     The table below shows information on brokerage commissions paid by the Funds:


                            GROWTH &    TOTAL       GROWTH                   SPECIAL     CAPITAL
                            INCOME      RETURN      STOCK        SPECIAL     VENTURE     OPPORTUNITIES
                             FUND       FUND        FUND         FUND        FUND        FUND
                           ---------   --------    ---------   -----------   ---------   ----------
Total amount of
 brokerage commissions
 paid during fiscal
 year ended 9/30/95     $    249,668  $  123,109  $   311,583 $   ,728,795  $  137,260  $  226,682
Amount of commissions
 paid to brokers or
 dealers who supplied
 research services to
 the Adviser                 228,248     123,109      301,411    1,581,227     109,997     213,242
Total dollar amount
 involved in such
 transactions            119,706,805  65,285,929  201,679,220  734,581,006  40,345,000  97,106,560
Amount of commissions
 paid to brokers or
 dealers that were
 allocated to such
 brokers or dealers
 by the Fund's portfolio
 manager because of
 research services
 provided to the Fund         34,338      27,050       97,685      373,980      15,421      65,281
Total dollar amount
 involved in such
 transactions             17,360,000  18,050,000   55,816,000  216,728,000   6,414,000  34,322,000
Total amount of
 brokerage commissions
 paid during fiscal
 year ended 9/30/94          260,263      85,902      275,659    1,915,383        N/A      176,246
Total amount of
 brokerage commissions
 paid during fiscal year
 ended 9/30/93               132,301     169,445      264,423    1,091,659        N/A      145,280

     The Trust has arranged for its custodian to act as a soliciting dealer to accept any fees available to the custodian as a soliciting dealer in connection with any tender offer for Fund portfolio securities. The custodian will credit any such fees received against its custodial fees. In addition, the Board of Trustees has reviewed the legal developments pertaining to and the practicability of attempting to recapture underwriting discounts or selling concessions when portfolio securities are purchased in underwritten offerings. However, the Board has been advised by counsel that recapture by a mutual fund currently is not permitted under the Rules of Fair Practice of the National Association of Securities Dealers.


             ADDITIONAL INCOME TAX CONSIDERATIONS

     Each Fund intends to comply with the special provisions of the Internal Revenue Code that relieve it of federal income tax to the extent of its net investment income and capital gains currently distributed to shareholders.

     Because dividend and capital gain distributions reduce net asset value, a shareholder who purchases shares shortly before a record date will, in effect, receive a return of a portion of his investment in such distribution. The distribution would nonetheless be taxable to him, even if the net asset value of shares were reduced below his cost. However, for federal income tax purposes the shareholder's original cost would continue as his tax basis.

     Each Fund expects that less than 100% of its dividends will qualify for the deduction for dividends received by corporate shareholders.

     To the extent a Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. Specifically, if more than 50% of the Fund's total assets at the close of any fiscal year consist of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received, (ii) treat such respective pro rata shares as foreign income taxes paid by them, and (iii) deduct such pro rata shares in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their United States income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit may be required to treat a portion of dividends received from the Fund as separate category income for purposes of computing the limitations on the foreign tax credit available to such shareholders. Tax-exempt shareholders will not ordinarily benefit from this election relating to foreign taxes. Each year, the Fund will notify shareholders of the amount of (i) each shareholder's pro rata share of foreign income taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country, if the Fund qualifies to pass along such credit.


                       INVESTMENT PERFORMANCE

     A Fund may quote certain total return figures from time to time. A "Total Return" on a per share basis is the amount of dividends distributed per share plus or minus the change in the net asset value per share for a period. A "Total Return Percentage" may be calculated by dividing the value of a share at the end of a period by the value of the share at the beginning of the period and subtracting one. For a given period, an "Average Annual Total Return" may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 to the ending redeemable value.

     Average Annual Total Return is computed as follows:
                            n
              ERV  =  P(1+T)

   Where: P = a hypothetical initial payment of $1,000
          T = average annual total return
          n = number of years
        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period at the end of the period (or fractional portion thereof).

     For example, for a $1,000 investment in a Fund, the "Total
Return," the "Total Return Percentage," and the "Average Annual
Total Return" at September 30, 1995 were:

                           TOTAL     TOTAL RETURN     AVERAGE ANNUAL
                           RETURN  RETURN PERCENTAGE  TOTAL RETURN
                           ------- -----------------  -------------
Growth & Income Fund
  1 year                   $1,211       21.12%           21.12%
  5 years                   2,104      110.36            16.04
  Life of Fund*             2,358      135.83            10.60

Total Return Fund
  1 year                    1,145       14.49            14.49
  5 years                   1,897       89.70            13.66
  10 years                  2,993      199.26            11.58

Growth Stock Fund
  1 year                    1,282       28.18            28.18
  5 years                   2,149      114.94            16.54
  10 years                  3,946      294.61            14.71

Special Fund
  1 year                     1,146      14.60            14.60
  5 years                    2,145     114.46            16.48
  10 years                   4,507     350.72            16.25

Special Venture Fund
  Life of Fund*              1,270      26.96              N/A

Capital Opportunities Fund
  1 year                     1,375      37.46            37.46
  5 years                    3,066     206.63            25.12
  10 years                   3,984     298.42            14.82
______________________________________
*Life of Fund is from its date of public offering: 3/23/87 for Growth & Income Fund and 10/17/94 for Special Venture Fund.

     Investment performance figures assume reinvestment of all dividends and distributions and do not take into account any federal, state, or local income taxes which shareholders must pay on a current basis. They are not necessarily indicative of future results. The performance of a Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although investment performance information is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     In advertising and sales literature, a Fund may compare its performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of the Funds. Comparison of a Fund to an alternative investment should be made with consideration of differences in features and expected performance.

     All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Funds believe to be generally accurate. A Fund may also note its mention or recognition in newspapers, magazines, or other media from time to time. However, the Funds assume no responsibility for the accuracy of such data. Newspapers and magazines which might mention the Funds include, but are not limited to, the following:

Architectural Digest
Arizona Republic
Atlanta Constitution
Barron's
Boston Herald
Business Week
Chicago Tribune
Chicago Sun-Times
Cleveland Plain Dealer
CNBC
Crain's Chicago Business
Consumer Reports
Consumer Digest
Financial World
Forbes
Fortune
Fund Action
Gourmet
Investor's Business Daily
Kiplinger's Personal Finance Magazine
Knight-Ridder
Los Angeles Times
Money
Mutual Fund Letter
Mutual Fund News Service
Mutual Fund Values (Morningstar)
Newsweek
The New York Times
No-Load Fund Investor
Pension World
Pensions and Investment
Personal Investor
Physicians Financial News
Jane Bryant Quinn (syndicated column)
The San Francisco Chronicle
Smart Money
Smithsonian
Stanger's Investment Adviser
Time
Travel & Leisure
United Mutual Fund Selector
USA Today
U.S. News and World Report
The Wall Street Journal
Working Women
Worth
Your Money

     All of the Funds may compare their performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation.

     Each Fund's performance may be compared to the following indexes or averages:

Dow-Jones Industrial Average        New York Stock Exchange Composite
                                     Index
Standard & Poor's 500 Stock Index   American Stock Exchange Composite
                                     Index
Standard & Poor's 400 Industrials   NASDAQ Composite
Wilshire 5000                       NASDAQ Industrials
(These indexes are widely           (These indexes generally reflect the
recognized indicators of general    performance of stocks traded in the
U.S. stock market results.)         indicated markets.)

     In addition, the Funds may compare performance as indicated below:

BENCHMARK                                             FUND(S)
Value Line Index                            Capital Opportunities Fund,
 (Widely recognized indicator of the        Special Fund, Special Venture Fund
  performance of small- and medium-sized
  company stocks)
Lipper Capital Appreciation Fund Average    Capital Opportunities Fund
Lipper Equity Funds Average                 All
Lipper Equity Income Funds Average          Growth & Income Fund, Total Return Fund
Lipper General Equity Funds Average         All
Lipper Growth & Income Funds Average        Growth & Income Fund, Total Return Fund
Lipper Growth & Income Fund Index           Growth & Income Fund, Total Return Fund
Lipper Growth Fund Index                    Growth & Income Fund, Growth Stock Fund, Special Fund,
                                            Special Venture Fund, Capital Opportunities Fund,
Lipper Growth Funds Average                 Special Fund, Special Venture Fund, Growth Stock Fund
ICD Aggressive Growth and Long-Term
  Growth Funds Average                      Growth & Income Fund, Growth Stock Fund, Special Fund,
                                            Special Venture Fund, Capital Opportunities Fund
ICD Aggressive Growth Fund Large Index      Capital Opportunities Fund, Special Fund, Special Venture
                                            Fund
ICD Aggressive Growth Fund Small Index      Capital Opportunities Fund, Special Fund, Special Venture
                                            Fund
ICD Aggressive Growth Funds Average         Special Fund, Special Venture Fund, Capital Opportunities
                                            Fund
ICD All Equity Funds Average                Growth Stock Fund, Special Fund, Special Venture Fund,
                                            Capital Opportunities Fund
ICD Balanced Funds Average                  Growth & Income Fund, Total Return Fund
ICD Balance Funds Index                     Total Return Fund
ICD Both Equity Funds Average               Growth & Income Fund, Total Return Fund
ICD General Equity Average*                 All
ICD Growth & Income Funds Average           Growth & Income Fund, Total Return Fund
ICD Growth & Income Funds Index             Growth & Income Fund, Total Return Fund
ICD Long-Term Growth Funds Average          Growth & Income Fund, Capital Opportunities Fund, Growth
                                            Stock Fund, Special Fund, Special Venture Fund
ICD Long-Term Growth Funds Index            Growth & Income Fund, Capital Opportunities Fund, Growth
                                            Stock Fund, Special Fund, Special Venture Fund
ICD Total Return Funds Average              Growth & Income Fund, Total Return Fund
ICD Total Return Funds Index                Total Return Fund
Morningstar Aggressive Growth Average       Capital Opportunities Fund
Morningstar All Equity Funds Average        Growth Stock Fund, Special Fund, Special Venture Fund,
                                            Capital Opportunities Fund
Morningstar Equity Fund Average             All
Morningstar Equity Income Average           Total Return Fund
Morningstar Balanced Average                Total Return Fund
Morningstar Both Equity Funds Average       Growth & Income Fund,  Total Return Fund
Morningstar General Equity Average**        All
Morningstar Growth and Income Average       Growth & Income Fund, Total Return Fund
Morningstar Growth Average                  Growth & Income Fund, Special Fund, Special Venture Fund,
                                            Growth Stock Fund
Morningstar Hybrid Fund Average             All
Morningstar U.S. Diversified Average        All

 *Includes ICD Aggressive Growth,
  Growth & Income, Long-Term Growth,
  and Total Return averages.
**Includes Morningstar Aggressive Growth,
  Growth, Balanced, Equity Income, and
  Growth & Income averages.

     The ICD Indexes reflect the unweighted average total return of the largest twenty funds within their respective category as calculated and published by ICD.

     The Lipper averages are unweighted averages of total return performance as classified, calculated, and published by Lipper. Lipper Growth Fund index reflects the net asset value weighted total return of the largest thirty growth funds and thirty growth and income funds, respectively, as calculated and published by Lipper.

     The Lipper, ICD, and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated, and published by these independent services that monitor the performance of mutual funds. The Funds may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Fund to a different category or develop (and place a Fund into) a new category, that Fund may compare its performance or ranking with those of other funds in the newly assigned category, as published by the service.

     A Fund may also cite its rating, recognition, or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a Fund's risk score (which is a function of the Fund's monthly returns less the 3-month T-bill return) from the Fund's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star, and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk, or both.

     Of course, past performance is not indicative of future
results.
                         ________________

     To illustrate the historical returns on various types of financial assets, the Funds may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types:

                     Common stocks
                    Small company stocks
                    Long-term corporate bonds
                    Long-term government bonds
                    Intermediate-term government bonds
                    U.S. Treasury bills
                    Consumer Price Index
                       _____________________

     A Fund may also use hypothetical returns to be used as an example in a mix of asset allocation strategies. One such example is reflected in the chart below, which shows the effect of tax deferral on a hypothetical investment. This chart assumes that an investor invested $2,000 a year on January 1, for any specified period, in both a Tax-Deferred Investment and a Taxable Investment, that both investments earn either 6%, 8% or 10% compounded annually, and that the investor withdrew the entire amount at the end of the period. (A tax rate of 39.6% is applied annually to the Taxable Investment and on the withdrawal of earnings on the Tax-Deferred Investment.)

                TAX-DEFERRED INVESTMENT VS. TAXABLE INVESTMENT

INTEREST RATE      6%        8%       10%        6%          8%        10%
Compounding
Years            Tax-Deferred Investment           Taxable Investment
30           $124,992   $171,554   $242,340   $109,197   $135,346   $168,852
25             90,053    115,177    150,484     82,067     97,780    117,014
20             62,943     75,543     91,947     59,362     68,109     78,351
15             41,684     47,304     54,099     40,358     44,675     49,514
10             24,797     26,820     29,098     24,453     26,165     28,006
5              11,178     11,613     12,072     11,141     11,546     11,965
1               2,072      2,096      2,121      2,072      2,096      2,121

     Dollar Cost Averaging. Dollar cost averaging is an investment strategy that requires investing a fixed amount of money in Fund shares at set intervals. This allows you to purchase more shares when prices are low and fewer shares when prices are high. Over time, this tends to lower your average cost per share.

     Like any investment strategy, dollar cost averaging can't guarantee a profit or protect against losses in a steadily declining market. Dollar cost averaging involves uninterrupted investing regardless of share price and therefore may not be appropriate for every investor.

     From time to time, a Fund may offer in its advertising and sales literature to send an investment strategy guide, a tax guide, or other supplemental information to investors and shareholders. It may also mention the Stein Roe Counselor [SERVICE MARK] and the Stein Roe Counselor Preferred [SERVICE MARK] programs and asset allocation and other investment strategies.


                       APPENDIX--RATINGS

RATINGS IN GENERAL

     A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which a Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     The following is a description of the characteristics of ratings of corporate debt securities used by Moody's Investors
Service, Inc. ("Moody's") and Standard & Poor's Corporation
("S&P").

RATINGS BY MOODY'S

AAA.  Bonds rated Aaa are judged to be the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of such bonds.

AA. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA. Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

RATINGS BY S&P

AAA. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC, AND C. Debt rated BB, B, CCC, CC, or C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C1. This rating is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NOTES:
The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Foreign debt is rated on the same basis as domestic debt measuring the creditworthiness of the issuer; ratings of foreign debt do not take into account currency exchange and related uncertainties.

The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

  Statement of Additional Information Dated February 1, 1996

                   STEIN ROE INVESTMENT TRUST
             P.O. Box 804058, Chicago, Illinois  60680
                         800-338-2550

                 STEIN ROE INTERNATIONAL FUND


     The Stein Roe International Fund is a series of the Stein Roe Investment Trust (the "Trust"). Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objectives and policies. This Statement of Additional Information is not a prospectus, but provides additional information that should be read in conjunction with the Fund's prospectus dated February 1, 1996, and any supplements thereto ("Prospectus"). The Prospectus may be obtained at no charge by telephoning 800-338-2550.


             TABLE OF CONTENTS
                                             Page
General Information and History................2
Investment Policies............................3
Portfolio Investments and Strategies...........4
Investment Restrictions.......................18
Additional Investment Considerations..........21
Purchases and Redemptions.....................22
Management....................................23
Financial Statements..........................27
Principal Shareholders........................27
Investment Advisory Services..................27
Distributor...................................30
Transfer Agent................................30
Custodian.....................................30
Independent Public Accountants................31
Portfolio Transactions........................31
Additional Income Tax Considerations..........33
Investment Performance........................34
Appendix--Ratings.............................39


              GENERAL INFORMATION AND HISTORY

     As used herein, "the Fund" refers to the series of the Trust designated Stein Roe International Fund. Currently eight series are authorized and outstanding. On February 1, 1996, the name of the Trust was changed from SteinRoe Investment Trust to Stein Roe Investment Trust and the name of the Fund was changed from SteinRoe International Fund to Stein Roe International Fund.

     Stein Roe & Farnham Incorporated (the "Adviser") provides investment advisory and administrative services to the Fund through its Global Capital Management division.

     Each share of a series is entitled to participate pro rata in any dividends and other distributions declared by the Board on shares of that series, and all shares of a series have equal rights in the event of liquidation of that series.

     Each whole share (or fractional share) outstanding on the record date established in accordance with the By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract. If requested to do so by the holders of at least 10% of the Trust's outstanding shares, the Trust will call a special meeting for the purpose of voting upon the question of removal of a trustee or trustees and will assist in the communications with other shareholders as if the Trust were subject to Section 16(c) of the Investment Company Act of 1940. All shares of all series of the Trust are voted together in the election of trustees. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by individual series, except that shares are voted by individual series when required by the Investment Company Act of 1940 or other applicable law, or when the Board of Trustees determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters.

SPECIAL CONSIDERATIONS REGARDING MASTER FUND/FEEDER FUND
STRUCTURE

     The Fund may in the future seek to achieve its objective by pooling its assets with assets of other mutual funds managed by the Adviser for investment in another mutual fund having the same investment objective and substantially the same investment policies and restrictions as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. The Adviser is expected to manage any such mutual fund in which a Fund would invest. Such investment would be subject to determination by the Trustees that it was in the best interests of the Fund and its shareholders, and shareholders would receive advance notice of any such change.


                   INVESTMENT POLICIES

     In pursuing its objective, the Fund will invest as described below and may employ the investment techniques described in the Prospectus and under Portfolio Investments and Strategies in this Statement of Additional Information. The Fund's investment objective is non-fundamental and may be changed by the Board of Trustees without the approval of a "majority of the outstanding voting securities" /1/ of the Fund. In pursuing its investment objective, the Fund may invest in debt securities. Investments in debt securities are limited to those that are within the four highest grades assigned by a nationally recognized statistical rating organization or, if unrated, deemed to be of comparable
quality by the Adviser (referred to as "investment grade").   If
the rating of a security held by the Fund is lost or reduced, the Fund is not required to sell the security, but the Adviser will consider such fact in determining whether the Fund should continue to hold the security.
--------------------
/1/ A "majority of the outstanding voting securities" means the approval of the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.
--------------------

     The Fund's investment objective is to seek long-term growth of capital by investing primarily in a diversified portfolio of foreign securities. Current income is not a primary factor in the selection of portfolio securities. The Fund invests primarily in common stocks and other equity-type securities (such as preferred stocks, securities convertible or exchangeable for common stocks, and warrants or rights to purchase common stocks). The Fund may invest in securities of smaller emerging companies as well as securities of well-seasoned companies of any size. Smaller companies, however, involve higher risks in that they typically have limited product lines, markets, and financial or management resources. In addition, the securities of smaller companies may trade less frequently and have greater price fluctuation than larger companies, particularly those operating in countries with developing markets.

     The Fund diversifies its investments among several countries and does not concentrate investments in any particular industry. In pursuing its objective, the Fund varies the geographic allocation and types of securities in which it invests based on the Adviser's continuing evaluation of economic, market, and political trends throughout the world. While the Fund has not established limits on geographic asset distribution, it ordinarily invests in the securities markets of at least three countries outside the United States, including but not limited to Western European countries (such as Belgium, France, Germany, Ireland, Italy, The Netherlands, the countries of Scandinavia, Spain, Switzerland, and the United Kingdom); countries in the Pacific Basin (such as Australia, Hong Kong, Japan, Malaysia, the Philippines, Singapore, and Thailand); and countries in the Americas (such as Argentina, Brazil, Chile, and Mexico).

     Under normal market conditions, the Fund will invest at least 65% of its total assets (taken at market value) in foreign securities. If, however, investments in foreign securities appear to be relatively unattractive in the judgment of the Adviser because of current or anticipated adverse political or economic conditions, the Fund may hold cash or invest any portion of its assets in securities of the U.S. Government and equity and debt securities of U.S. companies, as a temporary defensive strategy. To meet liquidity needs, the Fund may also hold cash in domestic and foreign currencies and invest in domestic and foreign money market securities (including repurchase agreements and "synthetic" foreign money market positions).

     In the past, the U.S. Government has from time to time imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstated, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such an event, the Fund would review its investment objective and policies to determine whether changes are appropriate.


              PORTFOLIO INVESTMENTS AND STRATEGIES

DERIVATIVES

     Consistent with its objective, the Fund may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, futures contracts, futures options, forward contracts, securities collateralized by underlying pools of mortgages or other receivables, floating rate instruments, and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency.

     Derivatives are most often used to manage investment risk or to create an investment position indirectly because it is more efficient or less costly than direct investment that cannot be readily established directly due to portfolio size, cash availability, or other factors. They also may be used in an effort to enhance portfolio returns.

     The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in currency exchange rates, security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives.


     The Fund does not currently intend to invest more than 5% of its net assets in any type of Derivative, except for options, futures contracts, futures options, and forward contracts. (See discussion of options and futures below.)


DEFENSIVE INVESTMENTS

     When the Adviser considers a temporary defensive position advisable, the Fund may invest, without limitation, in high-quality fixed income securities or hold assets in cash or cash equivalents.

FOREIGN SECURITIES

     The Fund invests primarily in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. The Fund may also purchase foreign securities in the form of American Depositary Receipts (ADRs), European Depositary Receipts
(EDRs), or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. The Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

     With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged.
Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under Currency Exchange Transactions.)

     Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

     Although the Fund will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

     Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

     Forward currency transactions may involve currencies of the different countries in which the Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. The Fund's currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under "Synthetic Foreign Money Market Positions." Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular currency. Portfolio hedging allows the Adviser to limit or reduce exposure in a foreign currency by entering into a forward contract to sell or buy such foreign currency (or another foreign currency that acts as a proxy for that currency) so that the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability.
The Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The Fund may not engage in "speculative" currency exchange transactions.

     At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

     Synthetic Foreign Money Market Positions. The Fund may invest in money market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, the Fund may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument, and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency money market instruments. The result of a direct investment in a foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical. Except to the extent a synthetic foreign money market position consists of a money market instrument denominated in a foreign currency, the synthetic foreign money market position shall not be deemed a "foreign security" for purposes of the policy that, under normal conditions, the Fund will invest at least 65% of its total assets in foreign securities.

LENDING OF PORTFOLIO SECURITIES

     Subject to restriction (5) under Investment Restrictions in this Statement of Additional Information, the Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in the Adviser's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

REPURCHASE AGREEMENTS

     The Fund may invest in repurchase agreements, provided that it will not invest more than 15% of net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. A repurchase agreement is a sale of securities to the Fund in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, the Fund could experience both losses and delays in liquidating its collateral.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES; REVERSE REPURCHASE
AGREEMENTS

     The Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. The Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

     The Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

     At the time the Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government securities or other "high-grade" debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase net asset value fluctuation.

CONVERTIBLE SECURITIES

     By investing in convertible securities, the Fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible, the Adviser will consider substantially the same criteria that would be considered in purchasing the underlying stock. While convertible securities purchased by the Fund are frequently rated investment grade, the Fund also may purchase unrated securities or securities rated below investment grade if the securities meet the Adviser's other investment criteria. Convertible securities rated below investment grade
(a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than either common stock or conventional debt securities. As a result, the Adviser's own investment research and analysis tends to be more important in the purchase of such securities than other factors.

SHORT SALES

     The Fund may make short sales "against the box." In a short sale, the Fund sells a borrowed security and is required to return the identical security to the lender. A short sale "against the box" involves the sale of a security with respect to which the Fund already owns an equivalent security in kind and amount. A short sale "against the box" enables the Fund to obtain the current market price of a security which it desires to sell but is unavailable for settlement.

RULE 144A SECURITIES

     The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. The Fund does not expect to invest as much as 5% of its total assets in Rule 144A securities that have not been deemed to be liquid by the Adviser. (See restriction (m) under Investment Restrictions.)

LINE OF CREDIT

     Subject to restriction (6) under Investment Restrictions in this Statement of Additional Information, the Fund may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities.

PORTFOLIO TURNOVER

     Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held.

Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of the Fund's flexibility of investment and emphasis on growth of capital, it may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. The future turnover rate may vary greatly from year to year. A high rate of portfolio turnover in the Fund, if it should occur, would result in increased transaction expense, which must be borne by the Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. (See Risks and Investment Considerations and Distributions and Income Taxes in the Prospectus, and Additional Income Tax Considerations in this Statement of Additional Information.)

OPTIONS ON SECURITIES AND INDEXES

     The Fund may purchase and sell put options and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ. The Fund may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     The Fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

     If an option written by the Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires, the Fund realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     A put or call option purchased by the Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     Risks Associated with Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased or written by the Fund, the Fund would not be able to close out the option.
If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     The Fund may use interest rate futures contracts, index futures contracts, and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index /2/ at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit, and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.
--------------------
/2/ A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.
--------------------

     The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. The Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase the Fund's exposure to stock price, interest rate and currency fluctuations, the Fund may be able to achieve its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     The Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     The success of any futures transaction depends on the Adviser correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, the Adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

     When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by the Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, the Fund will mark-to-market its open futures positions.

     The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.


     Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.


RISKS ASSOCIATED WITH FUTURES

     There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

LIMITATIONS ON OPTIONS AND FUTURES

     If other options, futures contracts, or futures options of types other than those described herein are traded in the future, the Fund may also use those investment vehicles, provided the Board of Trustees determines that their use is consistent with the Fund's investment objective.

     The Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," /3/ would exceed 5% of the Fund's total assets.
----------------------
/3/ A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.
----------------------

     When purchasing a futures contract or writing a put option on a futures contract, the Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

     The Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

     In order to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," the Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of the Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into [in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the Commission Regulations) may be excluded in computing such 5%].

     As long as the Fund continues to sell its shares in certain states, the Fund's options and futures transactions will also be subject to certain non-fundamental investment restrictions set forth under Investment Restrictions in this Statement of Additional Information.

TAXATION OF OPTIONS AND FUTURES

     If the Fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by the Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

     If a call or put option written by the Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by the Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

     Entry into a closing purchase transaction will result in capital gain or loss. If an option written by the Fund was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

     If the Fund writes an equity call option other /4/ than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.
------------------
/4/ An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index).
------------------

     A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If the Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

     For federal income tax purposes, the Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by the Fund: (1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

     If the Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

     In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts). In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer the closing out of certain positions beyond the time when it would otherwise be advantageous to do so.

     The Fund distributes to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments, and shareholders are advised of the nature of the payments.


                    INVESTMENT RESTRICTIONS

     The Fund operates under the following investment restrictions. The Fund may not:

     (1) with respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the government of the U.S., or any of its agencies or instrumentalities or repurchase agreements for such securities and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (2) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (3) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (4) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

     (5) make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations which are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements,/5/ or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

     (6) borrow, except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements and such borrowings will not exceed 33 1/3% of its total assets, and the Fund will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of its total assets) and (b) enter into transactions in options, futures, and options on futures;

     (7) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry,/6/ except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund; or
------------------------
/5/ A repurchase agreement involves the sale of securities to the Fund, with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount representing interest at an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. Repurchase agreements entered into by the Fund will be fully collateralized and will be marked-to-market daily. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.
/6/ For purposes of this investment restriction, the Fund uses industry classifications contained in Morgan Stanley Capital International Perspective, which is published by Morgan Stanley, an international investment banking and brokerage firm.
------------------------

     (8) issue any senior security except to the extent permitted under the Investment Company Act of 1940.

     The above restrictions are fundamental policies and may not be changed without the approval of a "majority of the outstanding voting securities," as defined above. The Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. None of the following restrictions shall prevent the Fund from investing all or substantially all of its assets in another investment company having the same investment objective and substantially the same investment policies as the Fund. The Fund may not:

     (a) invest in any of the following: (i) interests in oil, gas, or other mineral leases or exploration or development programs (except readily marketable securities, including but not limited to master limited partnership interests, that may represent indirect interests in oil, gas, or other mineral exploration or development programs); (ii) puts, calls, straddles, spreads, or any combination thereof (except that the Fund may enter into transactions in options, futures, and options on futures); (iii) shares of other open-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; and (iv) limited partnerships in real estate unless they are readily marketable;

     (b) invest in companies for the purpose of exercising control or management;

     (c) purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of the Fund's total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets;

     (d) purchase or hold securities of an issuer if 5% of the securities of such issuer are owned by those officers, trustees, or directors of the Trust or of its investment adviser, who each own beneficially more than 1/2 of 1% of the securities of that issuer;

     (e) mortgage, pledge, or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with options, futures, and options on futures;

     (f) invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American stock exchange or a recognized foreign exchange;

     (g) write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange, or similar entity;

     (h) buy or sell an option on a security, a futures contract, or an option on a futures contract unless the option, the futures contract, or the option on the futures contract is offered through the facilities of a recognized securities association or listed on a recognized exchange or similar entity;

     (i) purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;

     (j) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or "when distributed" securities which the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;

     (k) invest more than 5% of its total assets (taken at market value at the time of a particular investment) in securities of issuers (other than issuers of federal agency obligations or securities issued or guaranteed by any foreign country or asset-backed securities) that, together with any predecessors or unconditional guarantors, have been in continuous operation for less than three years ("unseasoned issuers");

     (l) invest more than 10% of its total assets (taken at market value at the time of a particular investment) in restricted securities, other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933;


     (m) invest more than 15% of its total assets (taken at market value at the time of a particular investment) in restricted securities and securities of unseasoned issuers;


     (n) invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days.

     Notwithstanding the foregoing investment restrictions, the Fund may purchase securities pursuant to the exercise of subscription rights, subject to the condition that such purchase will not result in the Fund's ceasing to be a diversified investment company. Far Eastern and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in the Fund's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, the Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of the Fund's portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, to forego exercising the rights.


                  ADDITIONAL INVESTMENT CONSIDERATIONS

     The Adviser seeks to provide superior long-term investment results through a disciplined, research-intensive approach to investment selection and prudent risk management. It has worked to build wealth for generations by being guided by three primary objectives which it believes are the foundation of a successful investment program. These objectives are preservation of capital, limited volatility through managed risk, and consistent above-average returns. Because every investor's needs are different, Stein Roe mutual funds are designed to accommodate different investment objectives, risk tolerance levels, and time horizons. In selecting a mutual fund, investors should ask the following questions:

What are my investment goals?
It is important to a choose a fund that has investment objectives compatible with your investment goal.

What is my investment time frame?
If you have a short investment time frame (e.g., less than three years), a mutual fund that seeks to provide a stable share price, such as a money market fund, or one that seeks capital preservation as one of its objectives may be appropriate. If you have a longer investment time frame, you may seek to maximize your investment returns by investing in a mutual fund that offers greater yield or appreciation potential in exchange for greater investment risk.

What is my tolerance for risk?
All investments, including those in mutual funds, have risks which will vary depending on investment objective and security type. However, mutual funds seek to reduce risk through professional investment management and portfolio diversification.

     In general, equity mutual funds emphasize long-term capital appreciation and tend to have more volatile net asset values than bond or money market mutual funds. Although there is no guarantee that they will be able to maintain a stable net asset value of $1.00 per share, money market funds emphasize safety of principal and liquidity, but tend to offer lower income potential than bond funds. Bond funds tend to offer higher income potential than money market funds but tend to have greater risk of principal and yield volatility.


                     PURCHASES AND REDEMPTIONS

     Purchases and redemptions are discussed in the Prospectus under the headings How to Purchase Shares, How to Redeem Shares, Net Asset Value, and Shareholder Services, and that information is incorporated herein by reference. The Prospectus discloses that you may purchase (or redeem) shares through investment dealers, banks, or other institutions. It is the responsibility of any such institution to establish procedures insuring the prompt transmission to the Trust of any such purchase order. The state of Texas has asked that the Trust disclose in its Statement of Additional Information, as a reminder to any such bank or institution, that it must be registered as a securities dealer in Texas.

     The Fund's net asset value is determined on days on which the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, net asset value of the Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Chicago time.

     The Trust intends to pay all redemptions in cash and is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets of the Trust during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of securities. If redemptions were made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.

     Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time the shares in the account do not have a value of at least $1,000. An investor will be notified that the value of his account is less than that minimum and allowed at least 30 days to bring the value of the account up to at least $1,000 before the redemption is processed. The Agreement and Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees.

     The Trust reserves the right to suspend or postpone redemptions of shares of the Fund during any period when: (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or the NYSE is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.


                             MANAGEMENT

     The following table sets forth certain information with respect to the trustees and officers of the Trust:


                            Position(s) held
Name                  Age   with the Trust           Principal occupation(s) during past five years
--------------------  --  ------------------------   -----------------------------------------------
Gary A. Anetsberger   40  Senior Vice-President      Vice-President of Stein Roe & Farnham Incorporated (the
                                                     "Adviser")

Timothy K. Armour     47  President; Trustee         President of the Mutual Funds division of the Adviser and
   (1)(2)                                            Director of the Adviser since June, 1992; senior vice
                                                     president and director of marketing of Citibank Illinois
                                                     prior thereto

Jilaine Hummel Bauer  40  Executive Vice-President;  General Counsel and Secretary of the Adviser since November,
                          Secretary                  1995; senior vice president of the Adviser since April, 1992;
                                                     vice president of the Adviser, prior thereto

Bruno Bertocci        41  Vice-President             Vice President of Colonial Management Associates, Inc. since
                                                     January, 1996; senior vice president of the Adviser since
                                                     May, 1995; global equity portfolio manager with Rockefeller
                                                     & Co. prior thereto

Kenneth L. Block (3)  75  Trustee                    Chairman Emeritus of A. T. Kearney, Inc. (international
                                                     management consultants)

William W. Boyd (3)   70  Trustee                    Chairman and Director of Sterling Plumbing Group, Inc.
                                                     (manufacturer of plumbing products) since 1992; chairman,
                                                     president, and chief executive officer of Sterling Plumbing
                                                     Corporation prior thereto

David P. Brady        31  Vice-President             Vice President of the Adviser since November, 1995; portfolio manager for the Adviser since 1993; equity investment analyst.
                                                     State Farm Mutual Automobile Insurance Company prior thereto

Thomas W. Butch       39  Vice-President             Senior Vice President of the Adviser since September, 1994;
                                                     first vice president, corporate communications, of Mellon
                                                     Bank Corporation prior thereto

N. Bruce Callow       50  Executive Vice-President   President of the Investment Counsel division of the Adviser since June, 1994; senior vice president of trust and
                                                     financial services for The Northern Trust prior thereto

Daniel K. Cantor      36  Vice-President             Senior Vice President of the Adviser

Robert A. Christensen 62  Vice-President             Senior Vice President of the Adviser

Lindsay Cook (1)      43  Trustee                    Senior Vice President of Liberty Financial Companies, Inc.
                                                     (the indirect parent of the Adviser)

E. Bruce Dunn         61  Vice-President             Senior Vice President of the Adviser

Erik P. Gustafson     32  Vice-President             Vice President of the Adviser since May, 1994; associate of the Adviser from April, 1992 to May, 1994; associate
                                                     attorney with Fowler White Burnett Hurley Banick &
                                                     Strickroot prior thereto

David P. Harris       31  Vice-President             Vice President of Colonial Management Associates, Inc. since
                                                     January, 1996;vice president of the Adviser since May, 1995;
                                                     global equity portfolio manager with Rockefeller & Co. prior thereto

Philip D. Hausken     37  Vice-President             Vice President of the Adviser since November, 1994, corporate counsel for the Adviser since July, 1994;
                                                     assistant regional director, midwest regional office of the
                                                     Securities and Exchange Commission prior thereto

Harvey B. Hirschhorn  46  Vice-President             Executive Vice President, Chief Economist & Investment
                                                     Strategist, and Director of Research Services of the Adviser

Stephen P. Lautz      38  Vice-President             Vice President of the Adviser since May, 1994; associate of the Adviser prior thereto

Eric S. Maddix        32  Vice-President             Vice President of the Adviser since November, 1995;
                                                     portfolio manager for the Adviser since 1987

Lynn C. Maddox        55  Vice-President             Senior Vice President of the Adviser

Anne E. Marcel        38  Vice-President             Manager, Mutual Fund Sales & Services of the Adviser since
                                                     October, 1994; supervisor of the Counselor Department of the
                                                     Adviser from October, 1992 to October, 1994; vice president of Selected Financial Services from May, 1990 to March, 1992

Francis W. Morley (3) 75  Trustee                    Chairman of Employer Plan Administrators and Consultants Co.
                                                     (designer, administrator, and communicator of employee
                                                     benefit plans)

Charles R. Nelson (3) 53  Trustee                    Professor, Department of Economics of the University of
                                                     Washington

Nicolette D. Parrish  46  Vice-President;            Senior Compliance Administrator and Assistant Secretary for
                          Assistant Secretary        for the Adviser since November, 1995; senior legal assistant for the Adviser prior thereto

Richard B. Peterson   55  Vice-President             Senior Vice President of the Adviser since June, 1991;
                                                     officer of State Farm Investment Management Corporation prior thereto

Sharon R. Robertson   34  Controller                 Accounting Manager for the Adviser's Mutual Funds division

Janet B. Rysz         40  Assistant Secretary        Assistant Secretary of the Adviser

Gloria J. Santella    38  Vice-President             Senior Vice President of the Adviser since November, 1995;
                                                     vice president of the Adviser from January, 1992 to November,
                                                     1995; associate of the Adviser prior thereto

Thomas P. Sorbo       35  Vice-President             Senior Vice President of the Adviser since January, 1994;
                                                     vice president of the Adviser from September, 1992 to
                                                     December, 1993; associate of Travelers Insurance Company
                                                     prior thereto

Gordon R. Worley      76  Trustee                    Private investor
(2) (3)

Hans P. Ziegler       54  Executive Vice-President   Chief Executive Officer of the Adviser since May, 1994;
                                                     president of the Investment Counsel division of the Adviser from July, 1993 to June, 1994; president and chief executive officer, Pitcairn Financial Management Group prior thereto

Margaret O. Zwick     29  Treasurer                  Compliance Manager for the Adviser's Mutual Funds division since August 1995; compliance accountant, January 1995 to
                                                     July 1995; section manager, January 1994 to January 1995;
                                                     supervisor, February 1990 to December 1993

______________________________
(1) Trustee who is an "interested person" of the Trust and of the Adviser, as defined in the Investment Company Act of 1940.
(2) Member of the Executive Committee of the Board of Trustees, which is authorized to exercise all powers of the Board with certain statutory exceptions.
(3) Member of the Audit Committee of the Board, which makes recommendations to the Board regarding the selection of auditors and confers with the auditors regarding the scope and results of the audit.

     Certain of the trustees and officers of the Trust are trustees or officers of other investment companies managed by the Adviser. Ms. Bauer and Mr. Cook are vice presidents of the Fund's distributor, Liberty Securities Corporation. The address of Mr. Block is 11 Woodley Road, Winnetka, Illinois 60093; that of Mr. Boyd is 2900 Golf Road, Rolling Meadows, Illinois 60008; that of Mr. Cook is 600 Atlantic Avenue, Boston, Massachusetts 02210; that of Mr. Morley is 20 North Wacker Drive, Suite 2275, Chicago, Illinois 60606; that of Mr. Nelson is Department of Economics, University of Washington, Seattle, Washington 98195; that of Mr. Worley is 1407 Clinton Place, River Forest, Illinois 60305; that of Messrs. Bertocci, Cantor, and Harris is 1330 Avenue of the Americas, New York, New York 10019; and that of the other officers is One South Wacker Drive, Chicago, Illinois 60606..

     Officers and trustees affiliated with the Adviser serve without any compensation from the Trust. In compensation for their services to the Trust, trustees who are not "interested persons" of the Trust or the Adviser are paid an annual retainer of $8,000 (divided equally among the Funds of the Trust) plus an attendance fee from each Fund for each meeting of the Board or committee thereof attended at which business for that Fund is conducted. The attendance fees (other than for a Nominating Committee meeting) are based on each Fund's net assets as of the preceding December 31. For a Fund with net assets of less than $251 million, the fee is $200 per meeting; with $251 million to $500 million, $350; with $501 million to $750 million, $500; with $750 million to $1 billion, $650; and with over $1 billion in net assets, $800. Each non-interested trustee also receives an aggregate of $500 for attending each meeting of the Nominating Committee. The Trust has no retirement or pension plans. The following table sets forth compensation paid by the Trust during the fiscal year ended September 30, 1995 to each of the trustees:

                       Aggregate      Total Compensation Paid
                       Compensation   to Trustees from the Trust
       Name of         from the       and the Stein Roe Fund
       Trustee*        Trust          Complex**
       ------------    ------------   ---------------------------
    Timothy K. Armour       -0-                 -0-
    Lindsay Cook            -0-                 -0-
    Alfred F. Kugel         -0-                 -0-
    Kenneth L. Block    $26,800             $66,400
    William W. Boyd      22,050              58,650
    Francis W. Morley    26,200              66,000
    Charles R. Nelson    28,550              68,350
    Gordon R. Worley     26,200              66,000
    _______________

    * Messrs. Armour, Boyd, and Cook were elected trustees of the Trust on January 17, 1995. Mr. Kugel was an affiliated trustee through January 17, 1995.

   ** During this period, the Stein Roe Fund Complex consisted of the six series of Stein Roe Income Trust, four series of Stein Roe Municipal Trust, eight series of Stein Roe
      Investment Trust, and one series of SR&F Base Trust.


                        FINANCIAL STATEMENTS

     Please refer to the Fund's September 30, 1995 Financial Statements (balance sheets and schedules of investments as of September 30, 1995 and the statements of operations, changes in net assets, and notes thereto) and the report of independent public accountants contained in the September 30, 1995 Annual Report. The Financial Statements and the report of independent public accountants (but no other material from the Annual Report) are incorporated herein by reference. The Annual Report may be obtained at no charge by telephoning 800-338-2550.


                      PRINCIPAL SHAREHOLDERS

     As of October 31, 1995 the only person known by the Trust to own of record or "beneficially" 5% or more of the outstanding shares of the Fund within the definition of that term as contained in Rule 13d-3 under the Securities Exchange Act of 1934 was as follows:
                                        Approximate Percentage of
  Name and Address                       Outstanding Shares Held
  --------------------------------      -------------------------
  First Bank National Association*              6.7%
  410 N. Michigan Avenue
  Chicago, IL  60611
  ___________________
  *Shares held of record, but not beneficially.

     The following table shows shares of the Fund held by the categories of persons indicated, and in each case the approximate percentage of outstanding shares represented:

               CLIENTS OF THE
               ADVISER IN THEIR     TRUSTEES AND
               CLIENT ACCOUNTS      OFFICERS
               AS OF 10/31/95       AS OF 10/31/95
               ---------------      ----------------
               SHARES               SHARES
               HELD      PERCENT    HELD       PERCENT
               ------    -------    -------    --------
              5,978,569    71.9%      66,299      **
______________
  *The Adviser may have discretionary authority over such shares and, accordingly, they could be deemed to be owned
   "beneficially" by the Adviser under Rule 13d-3.  However, the
   Adviser disclaims actual beneficial  ownership of such shares.
 **Represents less than 1% of the outstanding shares.


                    INVESTMENT ADVISORY SERVICES


     Stein Roe & Farnham Incorporated, investment adviser to the Funds, is a wholly owned subsidiary of SteinRoe Services Inc. ("SSI"), the Funds' transfer agent, which is a wholly owned subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which is a majority owned subsidiary of Liberty Mutual Equity Corporation, which is a wholly owned subsidiary of Liberty Mutual Insurance Company. Liberty Mutual Insurance Company is a mutual insurance company, principally in the property/casualty insurance field, organized under the laws of Massachusetts in 1912.

     The directors of the Adviser are Kenneth R. Leibler, C.
Allen Merritt, Jr., Timothy K. Armour, N. Bruce Callow, and Hans
P. Ziegler. Mr. Leibler is President and Chief Executive Officer of Liberty Financial; Mr. Merritt is Senior Vice President and Treasurer of Liberty Financial; Mr. Armour is President of the Adviser's Mutual Funds division; Mr. Callow is President of the Adviser's Investment Counsel division; and Mr. Ziegler is Chief Executive Officer of the Adviser. The business address of Messrs. Leibler and Merritt is Federal Reserve Plaza, Boston, Massachusetts 02210; and that of Messrs. Armour, Callow, and Ziegler is One
South Wacker Drive, Chicago, Illinois 60606.


     The Adviser and its predecessor have been providing investment advisory services since 1932. The Adviser acts as investment adviser to wealthy individuals, trustees, pension and profit sharing plans, charitable organizations, and other institutional investors. As of September 30, 1995, the Adviser managed over $22.9 billion in assets: over $5.5 billion in equities and over $17.4 billion in fixed income securities (including $2.3 billion in municipal securities). The $22.9 billion in managed assets included over $5.7 billion held by open-end mutual funds managed by the Adviser (approximately 21% of the mutual fund assets were held by clients of the Adviser). These mutual funds were owned by over 148,000 shareholders. The $5.7 billion in mutual fund assets included over $570 million in over 33,000 IRA accounts. In managing those assets, the Adviser utilizes a proprietary computer-based information system that maintains and regularly updates information for approximately 6,500 companies. The Adviser also monitors over 1,400 issues via a proprietary credit analysis system. At September 30, 1995, the Adviser employed 17 research analysts and 36 account managers. The average investment-related experience of these individuals was 20 years.

     Stein Roe Counselor [SERVICE MARK] and Stein Roe Counselor Preferred [SERVICE MARK] are professional investment advisory services offered to Fund shareholders. Each is designed to help shareholders construct Fund investment portfolios to suit their individual needs. Based on information shareholders provide about their financial circumstances, goals, and objectives in response to a questionnaire, the Adviser's investment professionals create customized portfolio recommendations for investments in the Fund and other mutual funds managed by the Adviser. Shareholders participating in Stein Roe Counselor [SERVICE MARK] are free to self direct their investments while considering the Adviser's recommendations; shareholders participating in Stein Roe Counselor Preferred [SERVICE MARK] enjoy the added benefit of having the Adviser implement portfolio recommendations automatically for a fee of 1% or less, depending on the size of their portfolios. In addition to reviewing shareholders' circumstances, goals, and objectives periodically and updating portfolio recommendations to reflect any changes, the shareholders who participate in these programs are assigned a dedicated Counselor [SERVICE MARK] representative. Other distinctive services include specially designed account statements with portfolio performance and transaction data, newsletters, and regular investment, economic, and market updates. A $50,000 minimum investment is required to participate in either program.

     Please refer to the description of the Adviser, advisory agreement, advisory fee, expense limitation, and transfer agency services under Fee Table and Management of the Fund in the Prospectus, which is incorporated herein by reference. The Adviser received payments in advisory fees from the Fund of $343,107 for the period from the Fund's inception on March 1, 1994 through September 30, 1994, and $736,882 for the fiscal year ended September 30, 1995.

     The Adviser provides office space and executive and other personnel to the Fund and bears any sales or promotional expenses. The Fund pays all expenses other than those paid by the Adviser, including but not limited to printing and postage charges and securities registration and custodian fees and expenses incidental to its organization.

     The investment advisory agreement provides that the Adviser shall reimburse the Fund to the extent that total annual expenses of the Fund (including fees paid to the Adviser, but excluding taxes, interest, brokers' commissions and other normal charges incident to the purchase and sale of portfolio securities and expenses of litigation to the extent permitted under applicable state law) exceed the applicable limits prescribed by any state in which shares of the Fund are being offered for sale to the public; provided, however, that the Adviser shall not be required to reimburse the Fund an amount in excess of the management fee from the Fund for such year. The Trust believes that currently the most restrictive state limit on mutual fund expenses is that of California, which limit currently is 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million, and 1 1/2% thereafter. In addition, in the interest of further limiting expenses of the Fund, the Adviser may voluntarily waive its management fee and/or absorb certain expenses for the Fund, as described under Fee Table in the Prospectus. Any such reimbursement will enhance the yield of the Fund.

     The advisory agreement also provides that neither the Adviser nor any of its directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Trust or any shareholder of the Trust for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser of its duties under the agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on their part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.

     Any expenses that are attributable solely to the organization, operation, or business of the Fund shall be paid solely out of the Fund's assets. Any expenses incurred by the Trust that are not solely attributable to a particular series are apportioned in such manner as the Adviser determines is fair and appropriate, unless otherwise specified by the Board of Trustees.

BOOKKEEPING AND ACCOUNTING AGREEMENT

     Pursuant to a separate agreement with the Trust, the Adviser receives a fee for performing certain bookkeeping and accounting services for the Fund. For these services, the Adviser receives an annual fee of $25,000 per Fund plus .0025 of 1% of average net assets over $50 million. During the fiscal year ended September 30, 1995, the Adviser received aggregate fees of $162,677 from the Trust for services performed under this Agreement.


                           DISTRIBUTOR

     Shares of the Fund are distributed by Liberty Securities Corporation ("LSC") under a Distribution Agreement as described under Management of the Fund in the Prospectus, which is incorporated herein by reference. The Distribution Agreement continues in effect from year to year, provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the Trust, and
(ii) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. The Trust has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and auditing and filing fees in connection with registration of its shares under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses. The Adviser bears all sales and promotional expenses, including payments to LSC for the sales of Fund shares. The Adviser also makes payments to other broker-dealers, banks, and other institutions for the sales of Fund shares of 0.20% of the annual average value of accounts of such shares.

     As agent, LSC offers shares of the Fund to investors in states where the shares are qualified for sale, at net asset value, without sales commissions or other sales load to the investor. In addition, no sales commission or "12b-1" payment is paid by the Fund. LSC offers the Fund's shares only on a best-efforts basis.


                            TRANSFER AGENT

     SSI performs certain transfer agency services for the Trust, as described under Management of the Fund in the Prospectus. For performing these services, SSI receives from the Fund a fee based on an annual rate of .22 of 1% of average net assets. Prior to May 1, 1995, SSI received the following payments from the Fund:
(1) a fee of $4.00 for each new account opened; (2) monthly payments of $1.063 per open shareholder account; (3) payments of $0.367 per closed shareholder account for each month through June of the calendar year following the year in which the account is closed; (4) $0.3025 per shareholder account for each dividend paid; and (5) $1.415 for each shareholder-initiated transaction. The Trust believes the charges by SSI to the Fund are comparable to those of other companies performing similar services. (See Investment Advisory Services.)


                          CUSTODIAN

     State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for the Trust. It is responsible for holding all securities and cash of the Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Fund, and performing other administrative duties, all as directed by authorized persons. The custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Fund.

     Portfolio securities purchased in the U.S. are maintained in the custody of the Bank or of other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network and foreign depositories ("foreign sub-custodians"). Each of the domestic and foreign custodial institutions holding portfolio securities has been approved by the Board of Trustees in accordance with regulations under the Investment Company Act of 1940.

     The Board of Trustees reviews, at least annually, whether it is in the best interest of the Fund and its shareholders to maintain Fund assets in each of the countries in which the Fund invests with particular foreign sub-custodians in such countries, pursuant to contracts between such respective foreign sub-custodians and the Bank. The review includes an assessment of the risks of holding Fund assets in any such country (including risks of expropriation or imposition of exchange controls), the operational capability and reliability of each such foreign sub-custodian, and the impact of local laws on each such custody arrangement. The Board of Trustees is aided in its review by the Bank, which has assembled the network of foreign sub-custodians utilized by the Fund, as well as by the Adviser and counsel. However, with respect to foreign sub-custodians, there can be no assurance that the Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or application of foreign law to the Fund's foreign sub-custodial arrangements. Accordingly, an investor should recognize that the non-investment risks involved in holding assets abroad are greater than those associated with investing in the United States.

     The Fund may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.


                 INDEPENDENT PUBLIC ACCOUNTANTS

     The independent public accountants for the Trust are Arthur Andersen LLP, 33 West Monroe Street, Chicago, Illinois 60603. The accountants audit and report on the Fund's annual financial statements, review certain regulatory reports and the Fund's federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust.


                       PORTFOLIO TRANSACTIONS

     The Adviser places the orders for the purchase and sale of the Fund's portfolio securities and options and futures contracts. The Adviser's overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other judgmental factors may also enter into the decision. These include: the Adviser's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others which are considered; the Adviser's knowledge of the financial stability of the broker or dealer selected and such other brokers or dealers; and the Adviser's knowledge of actual or apparent operational problems of any broker or dealer. Recognizing the value of these factors, the Fund may pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are made on an ongoing basis by the Adviser's staff while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by the Adviser, and reports are made annually to the Board of Trustees.

     With respect to issues of securities involving brokerage commissions, when more than one broker or dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for the Fund, the Adviser often selects a broker or dealer that has furnished it with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends, and similar data, and computer data bases, quotation equipment and services, research-oriented computer software and services, and services of economic and other consultants. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, the Adviser uses an internal allocation procedure to identify those brokers or dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients' accounts in the aggregate, including the Fund, to such brokers or dealers to ensure the continued receipt of research products or services the Adviser feels are useful. In certain instances, the Adviser may receive from brokers and dealers products or services that are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, the Adviser will make a good faith effort to determine the relative proportions of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by the Adviser (without prior agreement or understanding, as noted above) through brokerage commissions generated by transactions by clients (including the Fund), while the portions of the costs attributable to non-research usage of such products or services is paid by the Adviser in cash. No person acting on behalf of the Fund is authorized, in recognition of the value of research products or services, to pay a commission in excess of that which another broker or dealer might have charged for effecting the same transaction. Research products or services furnished by brokers and dealers may be used in servicing any or all of the clients of the Adviser and not all such research products or services are used in connection with the management of the Fund.

     With respect to the Fund's purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, the Adviser may also consider the part, if any, played by the broker or dealer in bringing the security involved to the Adviser's attention, including investment research related to the security and provided to the Fund.

     The table below shows information on brokerage commissions paid by the Fund:

Total amount of brokerage commissions paid
  during fiscal year ended 9/30/95                     $280,432
Amount of commissions paid to brokers or dealers
 who supplied research services to the Adviser          225,164
Total dollar amount involved in such transactions 62,481,766 Amount of commissions paid to brokers or dealers that were allocated to such brokers or dealers by
 the Fund's portfolio manager because of research
 services provided to the Fund                              N/A
Total dollar amount involved in such transactions           N/A
Total amount of brokerage commissions paid during
 period ended 9/30/94                               $   145,832

     The Trust has arranged for its custodian to act as a soliciting dealer to accept any fees available to the custodian as a soliciting dealer in connection with any tender offer for Fund portfolio securities. The custodian will credit any such fees received against its custodial fees. In addition, the Board of Trustees has reviewed the legal developments pertaining to and the practicability of attempting to recapture underwriting discounts or selling concessions when portfolio securities are purchased in underwritten offerings. The Board of Trustees has been advised by counsel that recapture in foreign securities underwritings is permitted and has directed the Adviser to attempt to recapture to the extent consistent with best price and execution.


               ADDITIONAL INCOME TAX CONSIDERATIONS

     The Fund intends to comply with the special provisions of the Internal Revenue Code that relieve it of federal income tax to the extent of its net investment income and capital gains currently distributed to shareholders.

     Because dividend and capital gain distributions reduce net asset value, a shareholder who purchases shares shortly before a record date will, in effect, receive a return of a portion of his investment in such distribution. The distribution would nonetheless be taxable to him, even if the net asset value of shares were reduced below his cost. However, for federal income tax purposes the shareholder's original cost would continue as his tax basis.

     The Fund expects that less than 100% of its dividends will qualify for the deduction for dividends received by corporate shareholders.

     To the extent the Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. Specifically, if more than 50% of the Fund's total assets at the close of any fiscal year consist of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received, (ii) treat such respective pro rata shares as foreign income taxes paid by them, and (iii) deduct such pro rata shares in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their United States income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit may be required to treat a portion of dividends received from the Fund as separate category income for purposes of computing the limitations on the foreign tax credit available to such shareholders. Tax-exempt shareholders will not ordinarily benefit from this election relating to foreign taxes. Each year, the Fund will notify shareholders of the amount of (i) each shareholder's pro rata share of foreign income taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country, if the Fund qualifies to pass along such credit.

     PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies ("PFICs"). In addition to bearing their proportionate share of the Fund's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of PFICs. Capital gains on the sale of PFIC holdings will be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, regardless of whether such income and gains are distributed to shareholders.

     In accordance with tax regulations, the Fund intends to treat PFICs as sold on the last day of the Fund's fiscal year and recognize any gains for tax purposes at that time; losses will not be recognized. Such gains will be considered ordinary income which the Fund will be required to distribute even though it has not sold the security and received cash to pay such distributions.


                      INVESTMENT PERFORMANCE

     The Fund may quote certain total return figures from time to time. A "Total Return" on a per share basis is the amount of dividends distributed per share plus or minus the change in the net asset value per share for a period. A "Total Return Percentage" may be calculated by dividing the value of a share at the end of a period by the value of the share at the beginning of the period and subtracting one. For a given period, an "Average Annual Total Return" may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 to the ending redeemable value.

     Average Annual Total Return is computed as follows:
                           n
             ERV  =  P(1+T)

   Where: P = a hypothetical initial payment of $1,000
          T = average annual total return
          n = number of years
        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period at the end of the period (or fractional portion thereof).

     For example, for a $1,000 investment in the Fund, the "Total
Return," the "Total Return Percentage," and the "Average Annual
Total Return" at September 30, 1995 were:

                      TOTAL        TOTAL RETURN       AVERAGE ANNUAL
                      RETURN     RETURN PERCENTAGE    TOTAL RETURN
                      -------    -----------------    -------------
         1 year       $  987        (1.28%)             (1.28%)
        *Life of Fund   1,048        4.75                 2.98
       ________________________
        *Life of Fund is from its date of public offering, 3/1/94.

     Investment performance figures assume reinvestment of all dividends and distributions and do not take into account any federal, state, or local income taxes which shareholders must pay on a current basis. They are not necessarily indicative of future results. The performance of the Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although investment performance information is useful in reviewing the Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     In advertising and sales literature, the Fund may compare its performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of the Fund. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance.

     All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Fund believes to be generally accurate. The Fund may also note its mention or recognition in newspapers, magazines, or other media from time to time. However, the Fund assumes no responsibility for the accuracy of such data. Newspapers and magazines which might mention the Fund include, but are not limited to, the following:

Architectural Digest
Arizona Republic
Atlanta Constitution
Barron's
Boston Herald
Business Week
Chicago Tribune
Chicago Sun-Times
Cleveland Plain Dealer
CNBC
Crain's Chicago Business
Consumer Reports
Consumer Digest
Financial World
Forbes
Fortune
Fund Action
Gourmet
Investor's Business Daily
Kiplinger's Personal Finance Magazine
Knight-Ridder
Los Angeles Times
Money
Mutual Fund Letter
Mutual Fund News Service
Mutual Fund Values (Morningstar)
Newsweek
The New York Times
No-Load Fund Investor
Pension World
Pensions and Investment
Personal Investor
Physicians Financial News
Jane Bryant Quinn (syndicated column)
The San Francisco Chronicle
Smart Money
Smithsonian
Stanger's Investment Adviser
Time
Travel & Leisure
United Mutual Fund Selector
USA Today
U.S. News and World Report
The Wall Street Journal
Working Women
Worth
Your Money

     The Fund may compare its performance to the Consumer Price
Index (All Urban), a widely recognized measure of inflation.

     The Fund's performance may be compared to the following indexes or averages:

Dow-Jones Industrial Average        New York Stock Exchange Composite
                                     Index
Standard & Poor's 500 Stock Index   American Stock Exchange Composite
                                     Index
Standard & Poor's 400 Industrials   NASDAQ Composite
Wilshire 5000                       NASDAQ Industrials
(These indexes are widely           (These indexes generally reflect the
recognized indicators of general    performance of stocks traded in the
U.S. stock market results.)         indicated markets.)

EAFE Index
Financial Times Actuaries World Index (Ex-U.S.)
Morgan Stanley Capital International World Index
(These indexes are widely recognized indicators of the international markets)

     In addition, the Fund may compare performance to the indices indicated below:

Lipper International & Global Funds Average
Lipper General Equity Funds Average
Lipper Equity Funds Average
Lipper International Fund Index
(The Lipper averages are unweighted averages of total return performance as classified, calculated, and published by Lipper.)
ICD International Equity Funds Average
ICD All Equity Funds Average
ICD General Equity Average*
ICD Global Equity Funds Average
ICD International Equity and Global Equity Funds Average
ICD Foreign Securities Index
Morningstar International Stock Average
Morningstar U.S. Diversified Average
Morningstar Equity Fund Average
Morningstar Hybrid Fund Average
Morningstar All Equity Funds Average
Morningstar General Equity Average**

  *Includes ICD Aggressive Growth, Growth & Income, Long-Term
   Growth, and Total Return Averages.
**Includes Morningstar Aggressive Growth, Growth, Balanced,
  Equity Income, and Growth & Income Averages.

     The ICD Indexes reflect the unweighted average total return of the largest twenty funds within their respective category as calculated and published by ICD.

     The Lipper International Fund index reflects the net asset value weighted return of the ten largest international funds.

     The Lipper, ICD, and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated, and published by these independent services that monitor the performance of mutual funds. The Fund may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify the Fund to a different category or develop (and place the Fund into) a new category, the Fund may compare its performance or ranking with those of other funds in the newly assigned category, as published by the service.

     The Fund may also cite its rating, recognition, or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting the Fund's risk score (which is a function of the Fund's monthly returns less the 3-month T-bill return) from the Fund's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star, and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk, or both.

     Of course, past performance is not indicative of future
results.
                            ________________

     To illustrate the historical returns on various types of financial assets, the Fund may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types:

                       Common stocks
                       Small company stocks
                       Long-term corporate bonds
                       Long-term government bonds
                       Intermediate-term government bonds
                       U.S. Treasury bills
                       Consumer Price Index

     The Fund may also use hypothetical returns to be used as an example in a mix of asset allocation strategies. One such example is reflected in the chart below, which shows the effect of tax deferral on a hypothetical investment. This chart assumes that an investor invested $2,000 a year on January 1, for any specified period, in both a Tax-Deferred Investment and a Taxable Investment, that both investments earn either 6%, 8% or 10% compounded annually, and that the investor withdrew the entire amount at the end of the period. (A tax rate of 39.6% is applied annually to the Taxable Investment and on the withdrawal of earnings on the Tax-Deferred Investment.)

                TAX-DEFERRED INVESTMENT VS. TAXABLE INVESTMENT

INTEREST RATE      6%        8%       10%        6%          8%        10%
Compounding
Years            Tax-Deferred Investment           Taxable Investment
30           $124,992   $171,554   $242,340   $109,197   $135,346   $168,852
25             90,053    115,177    150,484     82,067     97,780    117,014
20             62,943     75,543     91,947     59,362     68,109     78,351
15             41,684     47,304     54,099     40,358     44,675     49,514
10             24,797     26,820     29,098     24,453     26,165     28,006
5              11,178     11,613     12,072     11,141     11,546     11,965
1               2,072      2,096      2,121      2,072      2,096      2,121

     Dollar Cost Averaging. Dollar cost averaging is an investment strategy that requires investing a fixed amount of money in Fund shares at set intervals. This allows you to purchase more shares when prices are low and fewer shares when prices are high. Over time, this tends to lower your average cost per share.

     Like any investment strategy, dollar cost averaging can't guarantee a profit or protect against losses in a steadily declining market. Dollar cost averaging involves uninterrupted investing regardless of share price and therefore may not be appropriate for every investor.

     From time to time, the Fund may offer in its advertising and sales literature to send an investment strategy guide, a tax guide, or other supplemental information to investors and
shareholders.   It may also mention the Stein Roe Counselor
[SERVICE MARK] and the Stein Roe Counselor Preferred [SERVICE MARK] programs and asset allocation and other investment strategies.


                         APPENDIX--RATINGS

RATINGS IN GENERAL

     A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     The following is a description of the characteristics of ratings of corporate debt securities used by Moody's Investors
Service, Inc. ("Moody's") and Standard & Poor's Corporation
("S&P").

RATINGS BY MOODY'S

     AAA. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of such bonds.

     AA. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

     A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA. Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

RATINGS BY S&P

     AAA. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB, B, CCC, CC, AND C. Debt rated BB, B, CCC, CC, or C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C1. This rating is reserved for income bonds on which no interest is being paid.

     D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NOTES:
The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Foreign debt is rated on the same basis as domestic debt measuring the creditworthiness of the issuer; ratings of foreign debt do not take into account currency exchange and related uncertainties.

The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.
                  _________________

   Statement of Additional Information Dated February 1, 1996

                STEIN ROE INVESTMENT TRUST
          P.O. Box 804058, Chicago, Illinois  60680
                        800-338-2550

              STEIN ROE YOUNG INVESTOR FUND

     Stein Roe Young Investor Fund is a series of the Stein Roe Investment Trust (the "Trust"). Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objectives and policies. This Statement of Additional Information is not a prospectus, but provides additional information that should be read in conjunction with the Fund's prospectus dated February 1, 1996, and any supplements thereto ("Prospectus"). The Prospectus may be obtained at no charge by telephoning 800-403-KIDS (800-403-5437).

                TABLE OF CONTENTS
                                              Page
General Information and History.................2
Investment Policies.............................3
Portfolio Investments and Strategies............3
Investment Restrictions........................17
Additional Investment Considerations...........20
Purchases and Redemptions......................21
Management.....................................22
Financial Statements...........................25
Principal Shareholders.........................25
Investment Advisory Services...................26
Distributor....................................28
Transfer Agent.................................29
Custodian......................................29
Independent Public Accountants.................30
Portfolio Transactions.........................30
Additional Income Tax Considerations...........32
Investment Performance.........................33
Appendix--Ratings..............................37


                  GENERAL INFORMATION AND HISTORY

     As used herein, the "Fund" refers to the series of the Stein Roe Investment Trust (the "Trust") designated Stein Roe Young Investor Fund. On February 1, 1996, the name of the Trust was changed from SteinRoe Investment Trust to Stein Roe Investment Trust and the name of the Fund was changed from SteinRoe Young Investor Fund to Stein Roe Young Investor Fund.

     Stein Roe & Farnham Incorporated ("Stein Roe") is investment adviser and provides administrative services to the Fund.

     Currently, eight series of the Trust are authorized and outstanding. Each share of a series is entitled to participate pro rata in any dividends and other distributions declared by the Board on shares of that series, and all shares of a series have equal rights in the event of liquidation of that series.

     Each whole share (or fractional share) outstanding on the record date established in accordance with the By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract. If requested to do so by the holders of at least 10% of the Trust's outstanding shares, the Trust will call a special meeting for the purpose of voting upon the question of removal of a trustee or trustees and will assist in the communications with other shareholders as if the Trust were subject to Section 16(c) of the Investment Company Act of 1940. All shares of all series of the Trust are voted together in the election of trustees. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by individual series, except that shares are voted by individual series when required by the Investment Company Act of 1940 or other applicable law, or when the Board of Trustees determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters.

SPECIAL CONSIDERATIONS REGARDING MASTER FUND/FEEDER FUND
STRUCTURE

     The Fund may in the future seek to achieve its objective by pooling its assets with assets of other mutual funds managed by Stein Roe for investment in another mutual fund having the same investment objective and substantially the same investment policies and restrictions as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. Stein Roe is expected to manage any such mutual fund in which the Fund would invest. Such investment would be subject to determination by the Trustees that it was in the best interests of the Fund and its shareholders, and shareholders would receive advance notice of any such change.


                      INVESTMENT POLICIES

     In pursuing its objective, the Fund will invest as described below and may employ the investment techniques described in the Prospectus and under Portfolio Investments and Strategies in this Statement of Additional Information. The Fund's investment objective is a non-fundamental policy and may be changed by the Board of Trustees without the approval of a "majority of the outstanding voting securities" /1/ of the Fund.
-----------------
/1/ A "majority of the outstanding voting securities" means the approval of the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.
-----------------

     The Fund's investment objective is long-term capital appreciation. It seeks to achieve its objective by investing primarily in common stocks and other equity-type securities that, in the opinion of Stein Roe, have long-term appreciation potential.

     Under normal circumstances, at least 65% of the Fund's total assets will be invested in securities of companies that, in the opinion of Stein Roe, directly or through one or more subsidiaries, affect the lives of children or teenagers. Such companies may include companies that produce products or services that children or teenagers use, are aware of, or could potentially have an interest in.

     Although the Fund invests primarily in common stocks and other equity-type securities (such as preferred stocks, securities convertible into or exchangeable for common stocks, and warrants or rights to purchase common stocks), it may invest up to 35% of its total assets in debt securities. The Fund may also employ investment techniques described elsewhere in this Statement of Additional Information. (See Portfolio Investments and Strategies.)

     In addition to the Fund's investment objective and policies, the Fund also has an educational objective. The Fund will seek to educate its shareholders by providing educational materials regarding investing as well as materials on the Fund and its portfolio holdings.


                PORTFOLIO INVESTMENTS AND STRATEGIES

DEFENSIVE INVESTMENTS

     When Stein Roe considers a temporary defensive position advisable, the Fund may invest, without limitation, in high-quality fixed income securities or hold assets in cash or cash equivalents.

DERIVATIVES

     Consistent with its objective, the Fund may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, futures contracts, futures options, securities collateralized by underlying pools of mortgages or other receivables, floating rate instruments, and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency.

     Derivatives are most often used to manage investment risk or to create an investment position indirectly because it is more efficient or less costly than direct investment that cannot be readily established directly due to portfolio size, cash availability, or other factors. They also may be used in an effort to enhance portfolio returns.

     The successful use of Derivatives depends on Stein Roe's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives.

     The Fund currently does not intend to invest, nor has it during its past fiscal year invested, more than 5% of its net assets in any type of Derivative, except for options, futures contracts, and futures options. (See Options and Futures in this Statement of Additional Information.)

     Some mortgage-backed debt securities are of the "modified pass-through type," which means the interest and principal payments on mortgages in the pool are "passed through" to investors. During periods of declining interest rates, there is increased likelihood that mortgages will be prepaid, with a resulting loss of the full-term benefit of any premium paid by the Fund on purchase of such securities; in addition, the proceeds of prepayment would likely be invested at lower interest rates.

     Mortgage-backed securities provide either a pro rata interest in underlying mortgages or an interest in collateralized mortgage obligations ("CMOs") that represent a right to interest and/or principal payments from an underlying mortgage pool. CMOs are not guaranteed by either the U.S. Government or by its agencies or instrumentalities, and are usually issued in multiple classes each of which has different payment rights, prepayment risks, and yield characteristics. Mortgage-backed securities involve the risk of prepayment on the underlying mortgages at a faster or slower rate than the established schedule. Prepayments generally increase with falling interest rates and decrease with rising rates but they also are influenced by economic, social, and market factors. If mortgages are pre-paid during periods of declining interest rates, there would be a resulting loss of the full-term benefit of any premium paid by the Fund on purchase of the CMO, and the proceeds of prepayment would likely be invested at lower interest rates.

     Non-mortgage asset-backed securities usually have less prepayment risk than mortgage-backed securities, but have the risk that the collateral will not be available to support payments on the underlying loans that finance payments on the securities themselves.

     Floating rate instruments provide for periodic adjustments in coupon interest rates that are automatically reset based on changes in amount and direction of specified market interest rates. In addition, the adjusted duration of some of these instruments may be materially shorter than their stated maturities. To the extent such instruments are subject to lifetime or periodic interest rate caps or floors, such instruments may experience greater price volatility than debt instruments without such features. Adjusted duration is an inverse relationship between market price and interest rates and refers to the approximate percentage change in price for a 100 basis point change in yield. For example, if interest rates decrease by 100 basis points, a market price of a security with an adjusted duration of 2 would increase by approximately 2%.

FOREIGN SECURITIES

     The Fund may invest up to 25% of its total assets in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. For this purpose, foreign securities do not include American Depositary Receipts (ADRs) or securities guaranteed by a United States person. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. The Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR. As of September 30, 1995, the Fund held 1.75% of its net assets in foreign companies (none in foreign securities and 1.75% in ADRs).

     With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged.
Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under Currency Exchange Transactions.)

     Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

     Although the Fund will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

     Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

     Forward currency transactions may involve currencies of the different countries in which the Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. Currency transactions are limited to transaction hedging. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities. The Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The Fund may not engage in "speculative" currency exchange transactions.

     At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

LENDING OF FUND SECURITIES

     Subject to restriction (5) under Investment Restrictions in this Statement of Additional Information, the Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund.
 Cash collateral for securities loaned will be invested in liquid high-grade debt securities. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in Stein Roe's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. The Fund did not lend any of its securities during the fiscal year ended September 30, 1995.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES; REVERSE REPURCHASE
AGREEMENTS

     The Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if Stein Roe deems it advisable for investment reasons. During the fiscal year ended September 30, 1995, the Fund did not make any commitments to purchase when-issued securities in excess of 5% of its assets.

     The Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs. The Fund did not enter into any reverse repurchase agreements during the fiscal year ended September 30, 1995.

     At the time the Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government securities or other "high-grade" debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase net asset value fluctuation.

SHORT SALES

     The Fund may make short sales "against the box." In a short sale, the Fund sells a borrowed security and is required to return the identical security to the lender. A short sale "against the box" involves the sale of a security with respect to which the Fund already owns an equivalent security in kind and amount. A short sale "against the box" enables the Fund to obtain the current market price of a security which it desires to sell but is unavailable for settlement.

RULE 144A SECURITIES

     The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. Stein Roe, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, Stein Roe will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, Stein Roe could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 5% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. The Fund does not expect to invest as much as 5% of its total assets in Rule 144A securities that have not been deemed liquid by Stein Roe. (See restriction (m) under Investment Restrictions.)

LINE OF CREDIT

     Subject to restriction (6) under Investment Restrictions in this Statement of Additional Information, the Fund may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities.


PORTFOLIO TURNOVER

     Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Fund turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of the Fund's flexibility of investment and emphasis on growth of capital, it may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. The future turnover rate may vary greatly from year to year. A high rate of portfolio turnover in the Fund, if it should occur, would result in increased transaction expense, which must be borne by the Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.
(See Risks and Investment Considerations and Distributions and Income Taxes in the Prospectus, and Additional Income Tax Considerations in this Statement of Additional Information.)

OPTIONS ON SECURITIES AND INDEXES


     Consistent with its objective, the Fund may purchase and write both call options and put options on securities and on indexes, and enter into interest rate and index futures contracts, and may purchase or sell options on such futures contracts ("futures options") in order to achieve its desired investment objective, to provide additional revenue, or to hedge against changes in security prices or interest rates. The Fund may purchase and write both call options and put options on foreign currencies and enter into foreign currency futures contracts and futures options in order to provide additional revenue or to hedge against changes in currency fluctuations. The Fund may also use other types of options, futures contracts, and futures options currently traded or subsequently developed and traded, provided the Board of Trustees determines that their use is consistent with the Fund's investment objective.



     The Fund may purchase and sell put options and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ. The Fund may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     The Fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

     If an option written by the Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires, the Fund realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     A put or call option purchased by the Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     Risks Associated with Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased or written by the Fund, the Fund would not be able to close out the option.
If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     The Fund may use interest rate futures contracts, index futures contracts, and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index /2/ at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index; the Value Line Composite Index; and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds; U.S. Treasury notes; Eurodollar certificates of deposit; and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.
---------------
/2/ A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities no physical delivery of those securities is made.
--------------

     The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. The Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase the Fund's exposure to stock price, interest rate, and currency fluctuations, the Fund may be able to achieve its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     The Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     The success of any futures transaction depends on Stein Roe correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, Stein Roe might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

     When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by the Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, the Fund will mark-to-market its open futures positions.

     The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.


RISKS ASSOCIATED WITH FUTURES

     There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities market and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

LIMITATIONS ON OPTIONS AND FUTURES

     If other options, futures contracts, or futures options of types other than those described herein are traded in the future, the Fund may also use those investment vehicles, provided the Board of Trustees determines that their use is consistent with the Fund's investment objective.

     The Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," /3/ would exceed 5% of the Fund's total assets.
------------------
/3/ A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.
------------------

     When purchasing a futures contract or writing a put option on a futures contract, the Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

     The Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

     In order to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," the Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of the Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into [in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the Commission Regulations) may be excluded in computing such 5%].

     As long as the Fund continues to sell its shares in certain states, the Fund's options and futures transactions will also be subject to certain non-fundamental investment restrictions set forth under Investment Restrictions in this Statement of Additional Information.

TAXATION OF OPTIONS AND FUTURES

     If the Fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by the Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

     If a call or put option written by the Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by the Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

     Entry into a closing purchase transaction will result in capital gain or loss. If an option written by the Fund was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

     If the Fund writes an equity call option /4/ other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.
---------------
/4/ An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index).
----------------

     A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If the Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

     For federal income tax purposes, the Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by the Fund: (1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

     If the Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

     In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts). In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer the closing out of certain positions beyond the time when it would otherwise be advantageous to do so.

     The Fund distributes to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on other investments, and shareholders are advised of the nature of the payments.


                       INVESTMENT RESTRICTIONS

     The Fund operates under the following investment restrictions. The Fund may not:

     (1) with respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the Government of the U.S. or any of its agencies or instrumentalities or repurchase agreements for such securities and that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (2) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (3) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (4) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts for the purpose of facilitating payment for a foreign security;

     (5) make loans, but this restriction shall not prevent it from (a) buying a part of an issue of bonds, debentures, or other obligations which are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, /5/ or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);
----------------------
/5/ A repurchase agreement involves the sale of securities to the Fund, with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount representing interest at an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. Repurchase agreements entered into by the Fund will be fully collateralized and will be marked-to-market daily. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.
---------------------

     (6) borrow, except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements and such borrowings will not exceed 33 1/3% of its total assets, and it will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of its total assets) and
(b) enter into transactions in options, futures, and options on futures;

     (7) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund; or

     (8) issue any senior security except to the extent permitted under the Investment Company Act of 1940.

     The above restrictions are fundamental policies and may not be changed without the approval of a "majority of the outstanding voting securities," as defined above. The Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. None of the following restrictions shall prevent the Fund from investing all or substantially all of its assets in another investment company having the same investment objective and substantially the same investment policies as the Fund. The Fund may not:

     (a) invest in any of the following: (i) interests in oil, gas, or other mineral leases or exploration or development programs (except readily marketable securities, including but not limited to master limited partnership interests, that may represent indirect interests in oil, gas, or other mineral exploration or development programs); (ii) puts, calls, straddles, spreads, or any combination thereof (except that it may enter into transactions in options, futures, and options on futures); (iii) shares of other open-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; and (iv) limited partnerships in real estate unless they are readily marketable;

     (b) invest in companies for the purpose of exercising control or management;

     (c) purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of its total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets;

     (d) purchase or hold securities of an issuer if 5% of the securities of such issuer are owned by those officers, trustees, or directors of the Trust or of its investment adviser, who each own beneficially more than 1/2 of 1% of the securities of that issuer;

     (e) mortgage, pledge, or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with options, futures, and options on futures;

     (f) invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American stock exchange;

     (g) write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange, or similar entity;

     (h) invest more than 25% of its total assets (valued at time of purchase) in securities of foreign issuers (other than securities represented by American Depositary Receipts (ADRs) or securities guaranteed by a U.S. person);

     (i) buy or sell an option on a security, a futures contract, or an option on a futures contract unless the option, the futures contract, or the option on the futures contract is offered through the facilities of a recognized securities association or listed on a recognized exchange or similar entity;

     (j) purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;

     (k) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or "when distributed" securities which the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;

     (l) invest more than 5% of its total assets (taken at market value at the time of a particular investment) in securities of issuers (other than issuers of federal agency obligations or securities issued or guaranteed by any foreign country or asset-backed securities) that, together with any predecessors or unconditional guarantors, have been in continuous operation for less than three years ("unseasoned issuers");

     (m) invest more than 5% of its total assets (taken at market value at the time of a particular investment) in restricted securities, other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933;


     (n) invest more than 15% of its total assets (taken at market value at the time of a particular investment) in restricted securities and securities of unseasoned issuers;


     (o) invest more than 5% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days.





               ADDITIONAL INVESTMENT CONSIDERATIONS




     Stein Roe seeks to provide superior long-term investment results through a disciplined, research-intensive approach to investment selection and prudent risk management. It has worked to build wealth for generations by being guided by three primary objectives which it believes are the foundation of a successful investment program. These objectives are preservation of capital, limited volatility through managed risk, and consistent above-average returns. Because every investor's needs are different, Stein Roe mutual funds are designed to accommodate different investment objectives, risk tolerance levels, and time horizons. In selecting a mutual fund, investors should ask the following questions:


What are my investment goals?
It is important to a choose a fund that has investment objectives compatible with your investment goal.

What is my investment time frame?
If you have a short investment time frame (e.g., less than three years), a mutual fund that seeks to provide a stable share price, such as a money market fund, or one that seeks capital preservation as one of its objectives may be appropriate. If you have a longer investment time frame, you may seek to maximize your investment returns by investing in a mutual fund that offers greater yield or appreciation potential in exchange for greater investment risk.

What is my tolerance for risk?
All investments, including those in mutual funds, have risks which will vary depending on investment objective and security type. However, mutual funds seek to reduce risk through professional investment management and portfolio diversification.

     In general, equity mutual funds emphasize long-term capital appreciation and tend to have more volatile net asset values than bond or money market mutual funds. Although there is no guarantee that they will be able to maintain a stable net asset value of $1.00 per share, money market funds emphasize safety of principal and liquidity, but tend to offer lower income potential than bond funds. Bond funds tend to offer higher income potential than money market funds but tend to have greater risk of principal and yield volatility.


                  PURCHASES AND REDEMPTIONS

     Purchases and redemptions are discussed in the Prospectus under the headings How to Purchase Shares, How to Redeem Shares, Net Asset Value, and Shareholder Services, and that information is incorporated herein by reference. The Prospectus discloses that you may purchase (or redeem) shares through investment dealers, banks, or other institutions. It is the responsibility of any such institution to establish procedures insuring the prompt transmission to the Trust of any such purchase order. The state of Texas has asked that the Trust disclose in its Statement of Additional Information, as a reminder to any such bank or institution, that it must be registered as a securities dealer in Texas.

     The Fund's net asset value is determined on days on which the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, net asset value of the Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Chicago time.

     The Trust intends to pay all redemptions in cash and is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets of the Trust during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of securities. If redemptions were made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.

     Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time the shares in the account do not have a value of at least $1,000. An investor will be notified that the value of his account is less than that minimum and allowed at least 30 days to bring the value of the account up to at least $1,000 before the redemption is processed. The Agreement and Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees.

     The Trust reserves the right to suspend or postpone redemptions of shares of the Fund during any period when: (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or the NYSE is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.


                         MANAGEMENT

     The following table sets forth certain information with respect to the trustees and officers:


                            Position(s) held
Name                  Age   with the Trust           Principal occupation(s) during past five years
--------------------  --  ------------------------   -----------------------------------------------
Gary A. Anetsberger   40  Senior Vice-President      Vice-President of Stein Roe & Farnham Incorporated (the
                                                     "Adviser")

Timothy K. Armour     47  President; Trustee         President of the Mutual Funds division of the Adviser and
   (1)(2)                                            Director of the Adviser since June, 1992; senior vice
                                                     president and director of marketing of Citibank Illinois
                                                     prior thereto

Jilaine Hummel Bauer  40  Executive Vice-President;  General Counsel and Secretary of the Adviser since November,
                          Secretary                  1995; senior vice president of the Adviser since April, 1992;
                                                     vice president of the Adviser, prior thereto

Bruno Bertocci        41  Vice-President             Vice President of Colonial Management Associates, Inc. since
                                                     January, 1996; senior vice president of the Adviser since
                                                     May, 1995; global equity portfolio manager with Rockefeller
                                                     & Co. prior thereto

Kenneth L. Block (3)  75  Trustee                    Chairman Emeritus of A. T. Kearney, Inc. (international
                                                     management consultants)

William W. Boyd (3)   70  Trustee                    Chairman and Director of Sterling Plumbing Group, Inc.
                                                     (manufacturer of plumbing products) since 1992; chairman,
                                                     president, and chief executive officer of Sterling Plumbing
                                                     Corporation prior thereto

David P. Brady        31  Vice-President             Vice President of the Adviser since November, 1995; portfolio manager for the Adviser since 1993; equity investment analyst.
                                                     State Farm Mutual Automobile Insurance Company prior thereto

Thomas W. Butch       39  Vice-President             Senior Vice President of the Adviser since September, 1994;
                                                     first vice president, corporate communications, of Mellon
                                                     Bank Corporation prior thereto

N. Bruce Callow       50  Executive Vice-President   President of the Investment Counsel division of the Adviser since June, 1994; senior vice president of trust and
                                                     financial services for The Northern Trust prior thereto

Daniel K. Cantor      36  Vice-President             Senior Vice President of the Adviser

Robert A. Christensen 62  Vice-President             Senior Vice President of the Adviser

Lindsay Cook (1)      43  Trustee                    Senior Vice President of Liberty Financial Companies, Inc.
                                                     (the indirect parent of the Adviser)

E. Bruce Dunn         61  Vice-President             Senior Vice President of the Adviser

Erik P. Gustafson     32  Vice-President             Vice President of the Adviser since May, 1994; associate of the Adviser from April, 1992 to May, 1994; associate
                                                     attorney with Fowler White Burnett Hurley Banick &
                                                     Strickroot prior thereto

David P. Harris       31  Vice-President             Vice President of Colonial Management Associates, Inc. since
                                                     January, 1996;vice president of the Adviser since May, 1995;
                                                     global equity portfolio manager with Rockefeller & Co. prior thereto

Philip D. Hausken     37  Vice-President             Vice President of the Adviser since November, 1994, corporate counsel for the Adviser since July, 1994;
                                                     assistant regional director, midwest regional office of the
                                                     Securities and Exchange Commission prior thereto

Harvey B. Hirschhorn  46  Vice-President             Executive Vice President, Chief Economist & Investment
                                                     Strategist, and Director of Research Services of the Adviser

Stephen P. Lautz      38  Vice-President             Vice President of the Adviser since May, 1994; associate of the Adviser prior thereto

Eric S. Maddix        32  Vice-President             Vice President of the Adviser since November, 1995;
                                                     portfolio manager for the Adviser since 1987

Lynn C. Maddox        55  Vice-President             Senior Vice President of the Adviser

Anne E. Marcel        38  Vice-President             Manager, Mutual Fund Sales & Services of the Adviser since
                                                     October, 1994; supervisor of the Counselor Department of the
                                                     Adviser from October, 1992 to October, 1994; vice president of Selected Financial Services from May, 1990 to March, 1992

Francis W. Morley (3) 75  Trustee                    Chairman of Employer Plan Administrators and Consultants Co.
                                                     (designer, administrator, and communicator of employee
                                                     benefit plans)

Charles R. Nelson (3) 53  Trustee                    Professor, Department of Economics of the University of
                                                     Washington

Nicolette D. Parrish  46  Vice-President;            Senior Compliance Administrator and Assistant Secretary for
                          Assistant Secretary        for the Adviser since November, 1995; senior legal assistant for the Adviser prior thereto

Richard B. Peterson   55  Vice-President             Senior Vice President of the Adviser since June, 1991;
                                                     officer of State Farm Investment Management Corporation prior thereto

Sharon R. Robertson   34  Controller                 Accounting Manager for the Adviser's Mutual Funds division

Janet B. Rysz         40  Assistant Secretary        Assistant Secretary of the Adviser

Gloria J. Santella    38  Vice-President             Senior Vice President of the Adviser since November, 1995;
                                                     vice president of the Adviser from January, 1992 to November,
                                                     1995; associate of the Adviser prior thereto

Thomas P. Sorbo       35  Vice-President             Senior Vice President of the Adviser since January, 1994;
                                                     vice president of the Adviser from September, 1992 to
                                                     December, 1993; associate of Travelers Insurance Company
                                                     prior thereto

Gordon R. Worley      76  Trustee                    Private investor
(2) (3)

Hans P. Ziegler       54  Executive Vice-President   Chief Executive Officer of the Adviser since May, 1994;
                                                     president of the Investment Counsel division of the Adviser from July, 1993 to June, 1994; president and chief executive officer, Pitcairn Financial Management Group prior thereto

Margaret O. Zwick     29  Treasurer                  Compliance Manager for the Adviser's Mutual Funds division since August 1995; compliance accountant, January 1995 to
                                                     July 1995; section manager, January 1994 to January 1995;
                                                     supervisor, February 1990 to December 1993

____________________
(1) Trustee who is an "interested person" of the Trust and of Stein Roe, as defined in the Investment Company Act of 1940.
(2) Member of the Executive Committee of the Board of Trustees, which is authorized to exercise all powers of the Board with certain statutory exceptions.
(3 Member of the Audit Committee of the Board, which makes recommendations to the Board regarding the selection of auditors and confers with the auditors regarding the scope and results of the audit.

     Certain of the trustees and officers of the Trust are trustees or officers of other investment companies managed by Stein Roe. Ms. Bauer and Mr. Cook are vice presidents of the Fund's distributor, Liberty Securities Corporation. The address of Mr. Block is 11 Woodley Road, Winnetka, Illinois 60093; that of Mr. Boyd is 2900 Golf Road, Rolling Meadows, Illinois 60008; that of Mr. Cook is 600 Atlantic Avenue, Boston, Massachusetts 02210; that of Mr. Morley is 20 North Wacker Drive, Suite 2275, Chicago, Illinois 60606; that of Mr. Nelson is Department of Economics, University of Washington, Seattle, Washington 98195; that of Mr. Worley is 1407 Clinton Place, River Forest, Illinois 60305; that of Messrs. Bertocci, Cantor, and Harris is 1330 Avenue of the Americas, New York, New York 10019; and that of the other officers is One South Wacker Drive, Chicago, Illinois 60606.

     Officers and trustees affiliated with Stein Roe serve without any compensation from the Trust. In compensation for their services to the Trust, trustees who are not "interested persons" of the Trust or Stein Roe are paid an annual retainer of $8,000 (divided equally among the Funds of the Trust) plus an attendance fee from each Fund for each meeting of the Board or committee thereof attended at which business for that Fund is conducted. The attendance fees (other than for a Nominating Committee meeting) are based on each Fund's net assets as of the preceding December 31. For a Fund with net assets of less than $251 million, the fee is $200 per meeting; with $251 million to $500 million, $350; with $501 million to $750 million, $500; with $750 million to $1 billion, $650; and with over $1 billion in net assets, $800. Each non-interested trustee also receives an aggregate of $500 for attending each meeting of the Nominating Committee. The Trust has no retirement or pension plans. The following table sets forth compensation paid by the Trust during the fiscal year ended September 30, 1995 to each of the trustees:

                       Aggregate      Total Compensation Paid
                       Compensation   to Trustees from the Trust
       Name of         from the       and the Stein Roe Fund
       Trustee*        Trust          Complex**
       ------------    ------------   ---------------------------
    Timothy K. Armour       -0-                 -0-
    Lindsay Cook            -0-                 -0-
    Alfred F. Kugel         -0-                 -0-
    Kenneth L. Block    $26,800             $66,400
    William W. Boyd      22,050              58,650
    Francis W. Morley    26,200              66,000
    Charles R. Nelson    28,550              68,350
    Gordon R. Worley     26,200              66,000
    _______________

    * Messrs. Armour, Boyd, and Cook were elected trustees of the Trust on January 17, 1995. Mr. Kugel was an affiliated trustee through January 17, 1995.

   ** During this period, the Stein Roe Fund Complex consisted of the six series of Stein Roe Income Trust, four series of Stein Roe Municipal Trust, eight series of Stein Roe
      Investment Trust, and one series of SR&F Base Trust.


                        FINANCIAL STATEMENTS

     Please refer to the Fund's September 30, 1995 Financial Statements (balance sheets and schedules of investments as of September 30, 1995 and the statements of operations, changes in net assets, and notes thereto) and the report of independent public accountants contained in the September 30, 1995 Annual Report. The Financial Statements and the report of independent public accountants (but no other material from the Annual Report) are incorporated herein by reference. The Annual Report may be obtained at no charge by telephoning 800-338-2550.


                     PRINCIPAL SHAREHOLDERS

     As of October 31, 1995, the only person known by the Trust to own of record or "beneficially" 5% or more of the outstanding shares of the Fund within the definition of that term as contained in Rule 13d-3 under the Securities Exchange Act of 1934 was as follows:
                                    Approximate Percentage of
Name and Address                     Outstanding Shares Held
------------------------------      ---------------------------
Keyport Life Insurance Company               16.98%
125 High Street
Boston, MA   02110

     The following table shows shares of the Fund held by the categories of persons indicated, and in each case the approximate percentage of outstanding shares represented:

               CLIENTS OF THE
               ADVISER IN THEIR     TRUSTEES AND
               CLIENT ACCOUNTS      OFFICERS
               AS OF 10/31/95       AS OF 10/31/95
               ---------------      ----------------
               SHARES               SHARES
               HELD      PERCENT    HELD       PERCENT
               ------    -------    -------    --------
                3,836      **        614         **
______________
  *Stein Roe may have discretionary authority over such shares and, accordingly, they could be deemed to be owned
   "beneficially" by Stein Roe under Rule 13d-3.  However, Stein
   Roe disclaims actual beneficial  ownership of such shares.
 **Represents less than 1% of the outstanding shares.


                  INVESTMENT ADVISORY SERVICES


     Stein Roe & Farnham Incorporated, investment adviser to the Funds, is a wholly owned subsidiary of SteinRoe Services Inc. ("SSI"), the Funds' transfer agent, which is a wholly owned subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which is a majority owned subsidiary of Liberty Mutual Equity Corporation, which is a wholly owned subsidiary of Liberty Mutual Insurance Company. Liberty Mutual Insurance Company is a mutual insurance company, principally in the property/casualty insurance field, organized under the laws of Massachusetts in 1912.

     The directors of the Adviser are Kenneth R. Leibler, C.
Allen Merritt, Jr., Timothy K. Armour, N. Bruce Callow, and Hans
P. Ziegler. Mr. Leibler is President and Chief Executive Officer of Liberty Financial; Mr. Merritt is Senior Vice President and Treasurer of Liberty Financial; Mr. Armour is President of the Adviser's Mutual Funds division; Mr. Callow is President of the Adviser's Investment Counsel division; and Mr. Ziegler is Chief Executive Officer of the Adviser. The business address of Messrs. Leibler and Merritt is Federal Reserve Plaza, Boston, Massachusetts 02210; and that of Messrs. Armour, Callow, and Ziegler is One
South Wacker Drive, Chicago, Illinois 60606.


     Stein Roe and its predecessor have been providing investment advisory services since 1932. Stein Roe acts as investment adviser to wealthy individuals, trustees, pension and profit sharing plans, charitable organizations, and other institutional investors. As of September 30, 1995, Stein Roe managed over $22.9 billion in assets: over $5.5 billion in equities and over $17.4 billion in fixed income securities (including $2.3 billion in municipal securities). The $22.9 billion in managed assets included over $5.7 billion held by open-end mutual funds managed by Stein Roe (approximately 21% of the mutual fund assets were held by clients of Stein Roe). These mutual funds were owned by over 148,000 shareholders. The $5.7 billion in mutual fund assets included over $570 million in over 33,000 IRA accounts.
In managing those assets, Stein Roe utilizes a proprietary computer-based information system that maintains and regularly updates information for approximately 6,500 companies. Stein Roe also monitors over 1,400 issues via a proprietary credit analysis system. At September 30, 1995, Stein Roe employed 17 research analysts and 36 account managers. The average investment-related experience of these individuals was 20 years.

     Stein Roe Counselor [SERVICE MARK] and Stein Roe Counselor Preferred [SERVICE MARK] are professional investment advisory services offered to Fund shareholders. Each is designed to help shareholders construct Fund investment portfolios to suit their individual needs. Based on information shareholders provide about their financial circumstances, goals, and objectives in response to a questionnaire, Stein Roe's investment professionals create customized portfolio recommendations for investments in the Fund and other mutual funds managed by Stein Roe. Shareholders participating in Stein Roe Counselor [SERVICE MARK] are free to self direct their investments while considering Stein Roe's recommendations; shareholders participating in Stein Roe Counselor Preferred [SERVICE MARK] enjoy the added benefit of having Stein Roe implement portfolio recommendations automatically for a fee of 1% or less, depending on the size of their portfolios. In addition to reviewing shareholders' circumstances, goals, and objectives periodically and updating portfolio recommendations to reflect any changes, the shareholders who participate in these programs are assigned a dedicated Counselor [SERVICE MARK] representative. Other distinctive services include specially designed account statements with portfolio performance and transaction data, newsletters, and regular investment, economic, and market updates. A $50,000 minimum investment is required to participate in either program. Other similar programs with different fee structures may be offered through affiliates of Stein Roe.

     Please refer to the description of Stein Roe, the advisory agreement, management agreement, administrative agreement, fees, expense limitations, and transfer agency services under Management of the Fund in the Prospectus, which is incorporated herein by reference. From the Fund's inception on April 29, 1994 through September 30, 1994, pursuant to the expense undertaking, Stein Roe reimbursed the Fund $82,109, resulting in a net payment by Stein Roe of $64,954. For the fiscal year ended September 30, 1995, Stein Roe reimbursed the Fund $322,803, resulting in a net payment by Stein Roe of $191,821.

     Stein Roe provides office space and executive and other personnel to the Fund and bears any sales or promotional expenses. The Fund pays all expenses other than those paid by Stein Roe, including but not limited to printing and postage charges and securities registration and custodian fees and expenses incidental to its organization.


     The administrative agreement provides that Stein Roe shall reimburse the Fund to the extent that total annual expenses of the Fund (including fees paid to Stein Roe, but excluding taxes, interest, brokers' commissions and other normal charges incident to the purchase and sale of portfolio securities, and expenses of litigation to the extent permitted under applicable state law) exceed the applicable limits prescribed by any state in which shares of the Fund are being offered for sale to the public; provided, however, that Stein Roe is not required to reimburse the Fund an amount in excess of the management fee from the Fund for such year. The Trust believes that currently the most restrictive state limit on mutual fund expenses is that of California, which limit currently is 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million, and 1 1/2% thereafter. In addition, in the interest of further limiting expenses of the Fund, Stein Roe may voluntarily waive its management fee and/or absorb certain expenses for the Fund, as described under Fee Table in the Prospectus. Any such reimbursement will enhance the yield of the Fund.


     The management agreement provides that neither Stein Roe, nor any of its directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Trust or any shareholder of the Trust for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by Stein Roe of its duties under the agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.

     Any expenses that are attributable solely to the organization, operation, or business of the Fund shall be paid solely out of the Fund's assets. Any expenses incurred by the Trust that are not solely attributable to a particular series are apportioned in such manner as Stein Roe determines is fair and appropriate, unless otherwise specified by the Board of Trustees.

BOOKKEEPING AND ACCOUNTING AGREEMENT


     Pursuant to a separate agreement with the Trust, Stein Roe receives a fee for performing certain bookkeeping and accounting services for the Fund. For these services, Stein Roe receives an annual fee of $25,000 per Fund plus .0025 of 1% of average net assets over $50 million. During the fiscal year ended September 30, 1995, Stein Roe received aggregate fees of $162,677 from the Trust for services performed under this Agreement.


                      DISTRIBUTOR

     Shares of the Fund are distributed by Liberty Securities Corporation ("LSC") under a Distribution Agreement as described under Management of the Fund in the Prospectus, which is incorporated herein by reference. The Distribution Agreement continues in effect from year to year, provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the Trust, and
(ii) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. The Trust has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and auditing and filing fees in connection with registration of its shares under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses. Stein Roe bears all sales and promotional expenses, including payments to LSC for the sales of Fund shares. Stein Roe also makes payments to other broker-dealers, banks, and other institutions for the sales of Fund shares of 0.20% of the annual average value of accounts of such shares.

     As agent, LSC offers shares of the Fund to investors in states where the shares are qualified for sale, at net asset value, without sales commissions or other sales load to the investor. In addition, no sales commission or "12b-1" payment is paid by the Fund. LSC offers the Fund's shares only on a best-efforts basis.


                        TRANSFER AGENT

     SSI performs certain transfer agency services for the Trust, as described under Management of the Fund in the Prospectus. For performing these services, SSI receives from the Fund a fee based on an annual rate of .22 of 1% of average net assets. Prior to May 1, 1995, SSI received the following payments from the Fund:
(1) a fee of $4.00 for each new account opened; (2) monthly payments of $1.063 per open shareholder account; (3) payments of $0.367 per closed shareholder account for each month through June of the calendar year following the year in which the account is closed; (4) $0.3025 per shareholder account for each dividend paid; and (5) $1.415 for each shareholder-initiated transaction. The Trust believes the charges by SSI to the Fund are comparable to those of other companies performing similar services. (See Investment Advisory Services.)


                            CUSTODIAN

     State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for the Trust. It is responsible for holding all securities and cash of the Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Fund, and performing other administrative duties, all as directed by authorized persons. The custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Fund .

     Portfolio securities purchased in the U.S. are maintained in the custody of the Bank or of other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network, and foreign depositories ("foreign sub-custodians"). Each of the domestic and foreign custodial institutions holding portfolio securities has been approved by the Board of Trustees in accordance with regulations under the Investment Company Act of 1940.

     The Board of Trustees reviews, at least annually, whether it is in the best interest of the Fund and its shareholders for the Fund to maintain assets in each of the countries in which it invests with particular foreign sub-custodians in such countries, pursuant to contracts between such respective foreign sub-custodians and the Bank. The review includes an assessment of the risks of holding assets in any such country (including risks of expropriation or imposition of exchange controls), the operational capability and reliability of each such foreign sub-custodian, and the impact of local laws on each such custody arrangement. The Board of Trustees is aided in its review by the Bank, which has assembled the network of foreign sub-custodians utilized, as well as by Stein Roe and counsel. However, with respect to foreign sub-custodians, there can be no assurance that the Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or application of foreign law to the Fund's foreign sub-custodial arrangements. Accordingly, an investor should recognize that the non-investment risks involved in holding assets abroad are greater than those associated with investing in the United States.

     The Fund may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.


                INDEPENDENT PUBLIC ACCOUNTANTS

     The independent public accountants for the Trust are Arthur Andersen LLP, 33 West Monroe Street, Chicago, Illinois 60603. The accountants audit and report on the Fund's annual financial statements, review certain regulatory reports and the Fund's federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust.


                    PORTFOLIO TRANSACTIONS

     Stein Roe places the orders for the purchase and sale of the Fund's portfolio securities and options and futures contracts. Stein Roe's overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other judgmental factors may also enter into the decision. These include: Stein Roe's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others which are considered; Stein Roe's knowledge of the financial stability of the broker or dealer selected and such other brokers or dealers; and Stein Roe's knowledge of actual or apparent operational problems of any broker or dealer. Recognizing the value of these factors, the Fund may pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are made on an ongoing basis by Stein Roe's staff while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by Stein Roe, and reports are made annually to the Board of Trustees.

     With respect to issues of securities involving brokerage commissions, when more than one broker or dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for the Fund, Stein Roe often selects a broker or dealer that has furnished it with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends, and similar data, and computer data bases, quotation equipment and services, research-oriented computer software and services, and services of economic and other consultants. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, Stein Roe uses an internal allocation procedure to identify those brokers or dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients' accounts in the aggregate, including the Fund, to such brokers or dealers to ensure the continued receipt of research products or services Stein Roe feels are useful. In certain instances, Stein Roe receives from brokers and dealers products or services that are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, Stein Roe makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by Stein Roe (without prior agreement or understanding, as noted above) through brokerage commissions generated by transactions by clients (including the Fund), while the portions of the costs attributable to non-research usage of such products or services is paid by Stein Roe in cash. No person acting on behalf of the Fund is authorized, in recognition of the value of research products or services, to pay a commission in excess of that which another broker or dealer might have charged for effecting the same transaction. Research products or services furnished by brokers and dealers may be used in servicing any or all of the clients of Stein Roe and not all such research products or services are used in connection with the management of the Fund.

     With respect to the Fund's purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, Stein Roe may also consider the part, if any, played by the broker or dealer in bringing the security involved to Stein Roe's attention, including investment research related to the security and provided to the Fund.

     The table below shows information on brokerage commissions paid by the Fund:

Total amount of brokerage commissions paid during
  fiscal year ended 9/30/95                         $     38,043
Amount of commissions paid to brokers or dealers
  who supplied research services to Stein Roe             24,428
Total dollar amount involved in such transactions 11,129,502 Amount of commissions paid to brokers or dealers that were allocated to such brokers or dealers
  by the Fund's portfolio manager because of
  research services provided to the Fund                   6,379
Total dollar amount involved in such transactions 2,973,000 Total amount of brokerage commissions paid during
 period ended 9/30/94                                     13,680

     The Trust has arranged for its custodian to act as a soliciting dealer to accept any fees available to the custodian as a soliciting dealer in connection with any tender offer for portfolio securities. The custodian will credit any such fees received against its custodial fees. In addition, the Board of Trustees has reviewed the legal developments pertaining to and the practicability of attempting to recapture underwriting discounts or selling concessions when portfolio securities are purchased in underwritten offerings. However, the Board has been advised by counsel that recapture by a mutual fund currently is not permitted under the Rules of Fair Practice of the National Association of Securities Dealers.


             ADDITIONAL INCOME TAX CONSIDERATIONS

     The Fund intends to comply with the special provisions of Subchapter M of the Internal Revenue Code that relieve it of federal income tax to the extent of its net investment income and capital gains currently distributed to shareholders.

     Because dividend and capital gain distributions reduce net asset value, a shareholder who purchases shares shortly before a record date will, in effect, receive a return of a portion of his investment in such distribution. The distribution would nonetheless be taxable to him, even if the net asset value of shares were reduced below his cost. However, for federal income tax purposes the shareholder's original cost would continue as his tax basis.

     The Fund expects that less than 100% of its dividends will qualify for the deduction for dividends received by corporate shareholders.

     To the extent the Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. Specifically, if more than 50% of the Fund's total assets at the close of any fiscal year consist of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received, (ii) treat such respective pro rata shares as foreign income taxes paid by them, and (iii) deduct such pro rata shares in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their United States income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit may be required to treat a portion of dividends received from the Fund as separate category income for purposes of computing the limitations on the foreign tax credit available to such shareholders. Tax-exempt shareholders will not ordinarily benefit from this election relating to foreign taxes. Each year, the Fund will notify shareholders of the amount of (i) each shareholder's pro rata share of foreign income taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country, if the Fund qualifies to pass along such credit.


                  INVESTMENT PERFORMANCE

     The Fund may quote certain total return figures from time to time. A "Total Return" on a per share basis is the amount of dividends distributed per share plus or minus the change in the net asset value per share for a period. A "Total Return Percentage" may be calculated by dividing the value of a share at the end of a period by the value of the share at the beginning of the period and subtracting one. For a given period, an "Average Annual Total Return" may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 to the ending redeemable value.

     Average Annual Total Return is computed as follows:
                           n
             ERV  =  P(1+T)

   Where: P = a hypothetical initial payment of $1,000
          T = average annual total return
          n = number of years
        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period at the end of the period (or fractional portion thereof).

     For example, for a $1,000 investment in the Fund, the "Total
Return," the "Total Return Percentage," and the "Average Annual
Total Return" at September 30, 1995 were:

                      TOTAL        TOTAL RETURN       AVERAGE ANNUAL
                      RETURN     RETURN PERCENTAGE    TOTAL RETURN
                      -------    -----------------    -------------

         1 year        $1,406         40.58%             40.58%
        *Life of Fund   1,440         43.96              29.33
________________________
*Life of Fund is from its date of public offering, 4/29/94.

     Investment performance figures assume reinvestment of all dividends and distributions and do not take into account any federal, state, or local income taxes which shareholders must pay on a current basis. They are not necessarily indicative of future results. The performance of the Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although investment performance information is useful in reviewing the Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     In advertising and sales literature, the Fund may compare its performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of the Fund. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance.

     All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Fund believes to be generally accurate. The Fund may also note its mention or recognition in newspapers, magazines, or other media from time to time. However, the Fund assumes no responsibility for the accuracy of such data. Newspapers and magazines which might mention the Fund include, but are not limited to, the following:

Architectural Digest
Arizona Republic
Atlanta Constitution
Barron's
Boston Herald
Business Week
Chicago Tribune
Chicago Sun-Times
Cleveland Plain Dealer
CNBC
Crain's Chicago Business
Consumer Reports
Consumer Digest
Financial World
Forbes
Fortune
Fund Action
Gourmet
Investor's Business Daily
Kiplinger's Personal Finance Magazine
Knight-Ridder
Los Angeles Times
Money
Mutual Fund Letter
Mutual Fund News Service
Mutual Fund Values (Morningstar)
Newsweek
The New York Times
No-Load Fund Investor
Pension World
Pensions and Investment
Personal Investor
Physicians Financial News
Jane Bryant Quinn (syndicated column)
The San Francisco Chronicle
Smart Money
Smithsonian
Stanger's Investment Adviser
Time
Travel & Leisure
United Mutual Fund Selector
USA Today
U.S. News and World Report
The Wall Street Journal
Working Women
Worth
Your Money

     The Fund may compare its performance to the Consumer Price
Index (All Urban), a widely recognized measure of inflation.

     The Fund's performance may be compared to the following indexes or averages:

Dow-Jones Industrial Average        New York Stock Exchange Composite
                                     Index
Standard & Poor's 500 Stock Index   American Stock Exchange Composite
                                     Index
Standard & Poor's 400 Industrials   NASDAQ Composite
Wilshire 5000                       NASDAQ Industrials
(These indexes are widely           (These indexes generally reflect the
recognized indicators of general    performance of stocks traded in the
U.S. stock market results.)         indicated markets.)

     In addition, the Fund may compare performance with the following indexes:

Lipper Equity Funds Average
Lipper General Equity Funds Average
Lipper Growth Fund Index
Lipper Growth Funds Average
ICD Aggressive Growth and Long-Term Growth Funds Average
ICD All Equity Funds Average
ICD General Equity Average*
ICD Long-Term Growth Funds Average
ICD Long-Term Growth Funds Index
Morningstar All Equity Funds Average
Morningstar Equity Fund Average
Morningstar General Equity Average**
Morningstar Growth Average
Morningstar Hybrid Fund Average
Morningstar U.S. Diversified Average

 *Includes ICD Aggressive Growth, Growth & Income, Long-Term
  Growth, and Total Return averages
**Includes Morningstar Aggressive Growth, Growth, Balanced,
  Equity Income, and Growth & Income averages

     The ICD Indexes reflect the unweighted average total return of the largest twenty funds within their respective category as calculated and published by ICD.

     The Lipper averages are unweighted averages of total return performance as classified, calculated, and published by Lipper. Lipper Growth Fund index reflects the net asset value weighted total return of the largest thirty growth funds and thirty growth and income funds, respectively, as calculated and published by Lipper.

     The Lipper, ICD, and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated, and published by these independent services that monitor the performance of mutual funds. The Fund may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify the Fund to a different category or develop (and place the Fund into) a new category, the Fund may compare its performance or ranking with those of other funds in the newly assigned category, as published by the service.

     The Fund may also cite its rating, recognition, or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting the Fund's risk score (which is a function of the Fund's monthly returns less the 3-month T-bill return) from the Fund's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star, and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk, or both.

     Of course, past performance is not indicative of future
results.
                       _________________

     To illustrate the historical returns on various types of financial assets, the Fund may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types:

                      Common stocks
                      Small company stocks
                      Long-term corporate bonds
                      Long-term government bonds
                      Intermediate-term government bonds
                      U.S. Treasury bills
                      Consumer Price Index
                        ________________

     The Fund may also use hypothetical returns to be used as an example in a mix of asset allocation strategies. One such example is reflected in the chart below, which shows the effect of tax deferral on a hypothetical investment. This chart assumes that an investor invested $2,000 a year on January 1, for any specified period, in both a Tax-Deferred Investment and a Taxable Investment, that both investments earn either 6%, 8% or 10% compounded annually, and that the investor withdrew the entire amount at the end of the period. (A tax rate of 39.6% is applied annually to the Taxable Investment and on the withdrawal of earnings on the Tax-Deferred Investment.)

                TAX-DEFERRED INVESTMENT VS. TAXABLE INVESTMENT

INTEREST RATE      6%        8%       10%        6%          8%        10%
Compounding
Years            Tax-Deferred Investment           Taxable Investment
30           $124,992   $171,554   $242,340   $109,197   $135,346   $168,852
25             90,053    115,177    150,484     82,067     97,780    117,014
20             62,943     75,543     91,947     59,362     68,109     78,351
15             41,684     47,304     54,099     40,358     44,675     49,514
10             24,797     26,820     29,098     24,453     26,165     28,006
5              11,178     11,613     12,072     11,141     11,546     11,965
1               2,072      2,096      2,121      2,072      2,096      2,121

     Dollar Cost Averaging. Dollar cost averaging is an investment strategy that requires investing a fixed amount of money in Fund shares at set intervals. This allows you to purchase more shares when prices are low and fewer shares when prices are high. Over time, this tends to lower your average cost per share.

     Like any investment strategy, dollar cost averaging can't guarantee a profit or protect against losses in a steadily declining market. Dollar cost averaging involves uninterrupted investing regardless of share price and therefore may not be appropriate for every investor.

     From time to time, the Fund may offer in its advertising and sales literature to send an investment strategy guide, a tax guide, or other supplemental information to investors and shareholders. It may also mention the Stein Roe Counselor
[SERVICE MARK] and the Stein Roe Counselor Preferred [SERVICE
MARK] programs and asset allocation and other investment strategies.


                    APPENDIX--RATINGS

RATINGS IN GENERAL

     A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, Stein Roe believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     The following is a description of the characteristics of ratings of corporate debt securities used by Moody's Investors
Service, Inc. ("Moody's") and Standard & Poor's Corporation
("S&P").

RATINGS BY MOODY'S

AAA.  Bonds rated Aaa are judged to be the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of such bonds.

AA. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA. Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

RATINGS BY S&P

AAA. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC, AND C. Debt rated BB, B, CCC, CC, or C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C1. This rating is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NOTES:
The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Foreign debt is rated on the same basis as domestic debt measuring the creditworthiness of the issuer; ratings of foreign debt do not take into account currency exchange and related uncertainties.

The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.
                        _________________